UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☑  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement
NEPHROS, INC.
(Name of Registrant As Specified In Its Charter)

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(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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INFORMATION STATEMENT NOTICE
INFORMATION STATEMENT
ISSUANCE OF SECURITIES
AMENDMENT TO CERTIFICATE OF INCORPORATION
NO APPRAISAL OR DISSENTERS’ RIGHTS
NO ACTION IS REQUIRED
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RISK FACTORS
BROKERS, CUSTODIANS, ETC.
WHERE YOU CAN FIND MORE INFORMATION
FINANCIAL INFORMATION EXCERPTED FROM THE COMPANY’S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006
FINANCIAL INFORMATION EXCERPTED FROM THE COMPANY’S FORM 10-QSB FOR THE QUARTER ENDED MARCH 31, 2007
FINANCIAL INFORMATION EXCERPTED FROM THE COMPANY’S FORM 10-QSB FOR THE QUARTER ENDED JUNE 30, 2007

INFORMATION STATEMENT NOTICE

To our Stockholders:

Nephros, Inc. (“Nephros”, the “Company”, “we” or “us”) hereby gives notice to the holders of its common stock, par value $.001 per share (the “Common Stock”), that by written consent on September 18, 2007 (the “Written Consent”), in lieu of a meeting of stockholders, the holders representing a majority of the voting power of our outstanding Common Stock approved the issuance of shares of Common Stock upon conversion of certain notes and exercise of certain warrants as further described in this Information Statement. The stockholders took this action solely for the purpose of satisfying any requirements of the American Stock Exchange (the “AMEX”) that require an issuer of listed securities to obtain prior stockholder approval of an issuance of shares of common stock in an aggregate amount greater than 20% of an issuer’s outstanding shares of common stock. In the Written Consent, the stockholders also approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, increasing the number of shares of authorized Common Stock of the Company to 60,000,000 shares.

The stockholder action by written consent was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that may be taken at a meeting of the stockholders to be taken by written consent by the holders of the number of shares of voting stock required to approve the action at a meeting. This Information Statement shall constitute notice to you of such action by written consent contemplated by Section 228(e) of the Delaware General Corporation Law. This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. In accordance with Rule 14c-2 under the Exchange Act, the stockholder consent is expected to become effective twenty (20) calendar days following the date this Information Statement is sent or given to the Company’s stockholders, or as soon thereafter as is reasonably practicable.

The actions described above have been approved by the board of directors of the Company and the holders representing a majority of the voting power of our outstanding Common Stock. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By order of the Board of Directors

[                ]
Norman J. Barta
Chairman of the Board

October   , 2007

NEPHROS, INC.
3960 Broadway
New York, New York 10032

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of our Common Stock in order to inform them that, in connection with the approval by our board of directors of the matters described below, the holders representing a majority of the voting power of our outstanding Common Stock subsequently approved these matters by Written Consent.

September 18, 2007 has been fixed as the record date for the determination of stockholders who are entitled to receive this Information Statement. On September 18, 2007, there were 12,317,992 shares of our Common Stock outstanding. Each share of Common Stock entitles its holder to one vote.

THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK ON OR ABOUT OCTOBER [  ], 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ISSUANCE OF SECURITIES

The Financing

The Company entered into a Subscription Agreement (“Subscription Agreement”) with Lambda Investors LLC (“Lambda”) on September 19, 2007 (the “First Closing Date”), GPC 76, LLC on September 20, 2007, Lewis P. Schneider on September 21, 2007 and Enso Global Equities Partnership LP (“Enso”) on September 25, 2007 (collectively, the “New Investors”) pursuant to which the New Investors purchased an aggregate of approximately $12.7 million principal amount of Series A 10% Secured Convertible Notes due 2008 (the “Purchased Notes”) of Nephros, for the face value thereof (the “Offering”). Concurrently with the Offering, Nephros entered into an Exchange Agreement (the “Exchange Agreement”) with each of Southpaw Credit Opportunities Master Fund LP, 3V Capital Master Fund Ltd., Distressed/High Yield Trading Opportunities, Ltd., Kudu Partners, L.P. and LJHS Company (collectively, the “Exchange Investors” and together with the New Investors, the “Investors”), pursuant to which the Exchange Investors agreed to exchange the principal and accrued but unpaid interest in an aggregate amount of approximately $5.6 million under the 6% Secured Convertible Notes due 2012 (the “Old Notes”) of Nephros, for new Series B 10% Secured Convertible Notes due 2008 in an aggregate principal amount of $5.3 million (the “Exchange Notes”, and together with the Purchased Notes, the “New Notes”) (the “Exchange”, and together with the Offering, the “Financing”).

The Company has obtained the approval of its stockholders representing a majority of its outstanding shares to the issuance of shares of Common Stock issuable upon conversion of the New Notes and exercise of the Warrants (as defined below) issuable upon such conversion, as further described below. The stockholder approval will be effective 20 days after a definitive version of this Information Statement is sent or given to the Company’s stockholders.

Upon effectiveness of such approval, all principal and accrued but unpaid interest (the “Conversion Amount”) under the New Notes will automatically convert into (i) shares of Common Stock at a conversion price per share of Common Stock (the “Conversion Shares”) equal to $0.706 and (ii) in the case of the Purchased Notes, but not the Exchange Notes, Class D Warrants (the “Warrants”) for purchase of shares of Common Stock (the “Warrant Shares”) in an amount equal to 50% of the number of shares of Common Stock issued to the New Investors in accordance with clause (i) above with an exercise price per share of Common Stock equal to $0.90 (subject to anti-dilution adjustments).

The New Notes mature one year from their date of issuance and will accrue interest at a rate of 10% per annum, compounded annually and payable in arrears at maturity or conversion; provided that, Nephros must pay interest at a rate of 18% per annum (but in no event in excess of the maximum rate permitted under applicable law) on any principal or interest payable thereunder that will not be paid in full when due. The New Notes are secured by a first lien and security interest on all of Nephros’ assets. The Warrants, when issued, will have a term of five years and will be non-callable by Nephros.

Subject to certain terms and conditions, the outstanding principal of and accrued interest on the New Notes may become immediately due and payable upon the occurrence of any of the following events of default: Nephros’ failure to pay principal or interest on the New Notes when due; certain bankruptcy events with respect to Nephros; material breach of any representation, warranty or certification made by Nephros in or pursuant to the New Notes, or under the Registration Rights Agreement (as defined below), or, as related to the Purchased Notes, the Subscription Agreement, or, as related to the Exchange Notes, the Exchange Agreement; breach of any Nephros covenants contained in the New Notes or, as related to the Purchased Notes, the Subscription Agreement, or, as related to the Exchange Notes, the Exchange Agreement, which is not cured within 10 calendar days after notice of such breach is given to Nephros; the removal of a director who was requested to be elected by Lambda without the written consent of Lambda; Nephros’ incurrence of Indebtedness (as defined in the New Notes) without prior approval of Lambda; or the acceleration of certain other debt of Nephros.

Use of Proceeds

Nephros estimates it will use the proceeds from the Financing in the following manner:

Salaries and Fees:	$2,055,995
Purchase, Rental or Leasing and Installation of Machinery and Equipment:	$200,000
Construction or Leasing of Plant Buildings and Facilities:	$200,000
Repayment of Indebtedness:	$2,000,000
Anticipated Future Working Capital:	$4,831,989
Fees in connection with the Financing:	$1,259,130
Other:	$2,129,386

“Salaries and Fees” and “Other” contain the intended use of proceeds for the twelve months following the Financing.

Placement Agent

National Securities Corporation (“NSC”) and Dinosaur Securities, LLC (“Dinosaur” and together with NSC, the “Placement Agent”) acted as co-placement agents in connection with the Financing pursuant to an Engagement Letter, dated June 6, 2007 and a Placement Agent Agreement dated September 18, 2007. The Placement Agent will receive (i) an aggregate cash fee equal to 8% of the face amount of the Lambda Purchased Note and the Enso Purchased Note allocated and paid 6.25% to NSC and 1.75% to Dinosaur, and (ii) warrants (“Placement Agent Warrant”) with a term of five years from the date of issuance to purchase 10% of the aggregate number of shares of Common Stock issued upon conversion of the Lambda Purchased Note and the Enso Purchased Note with an exercise price per share of Common Stock equal to $0.90.

Registration Rights Agreement

In connection with the sale of the New Notes, Nephros and the Investors have entered into a Registration Rights Agreement dated as of the First Closing Date (the “Registration Rights Agreement”) pursuant to which Nephros agreed to file an initial resale registration statement (“Initial Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) no later than 60 days after Nephros files a definitive version of this Information Statement with the SEC. Nephros agreed to use its commercially reasonable best efforts to have the Initial Resale Registration Statement declared effective within 240 days after filing of a definitive version of this Information Statement. In the event the Initial Resale Registration Statement has not been declared effective within such time period, for each 30-day period thereafter or portion thereof, Nephros will pay each Investor as liquidated damages an amount equal to 1% of such Investor’s Conversion Amount in respect of the first ten 30-day periods, and 2% of such Investor’s Conversion Amount thereafter. If Nephros fails to pay the liquidated damages, Nephros will pay interest thereon at a rate of 15% per annum.

Investor Rights Agreement

In connection with the sale of the New Notes, Nephros and the Investors have entered into an Investor Rights Agreement dated as of the First Closing Date (the “Investor Rights Agreement”) pursuant to which Nephros agreed to take such corporate actions as may be required to, among other things, entitle Lambda to (i) nominate two individuals having reasonably appropriate experience and background (the “Lambda Nominees”) to the Board of Directors of Nephros (the “Board”) to serve as directors until their respective successor(s) are elected and qualified, (ii) nominate each successor to the Lambda Nominees, provided that any successor shall have reasonably appropriate experience and background, and (iii) direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the Investor Rights Agreement, Nephros is required to convene meetings of the Board at least once every three months. If Nephros fails to do so, a Lambda director will be empowered to convene such meeting.

The Investor Rights Agreement also provides that, except as Lambda may otherwise agree in writing, Lambda will have the right to (i) engage, directly or indirectly, in the same or similar business activities or lines of business as Nephros and (ii) do business with any client, competitor or customer of Nephros, with the result that Nephros shall have no right in or to such activities or any proceeds or benefits therefrom, and neither Lambda nor any officer, director, partner, manager, employee or affiliate of Lambda (“Lambda Person”) will be liable to Nephros or its stockholders for breach of any fiduciary duty by reason of any such activities of Lambda or of such Lambda Person’s participation therein. A Lambda Person who is serving as an officer or director of Nephros may not, at the same time, serve as an officer or director of any entity whose principal business activity is (i) the development or sale of medical devices for the treatment of end stage renal disease or (ii) water filtration. In the event that Lambda or any Lambda Person acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both Lambda and Nephros other than in the case of a “director-related opportunity” (as defined below), Lambda and such Lambda Person will have no duty to communicate or present such corporate opportunity to Nephros. In addition, in the event that a Lambda director acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both Nephros and Lambda, such corporate opportunity will belong to Lambda, unless such corporate opportunity is a director-related opportunity, in which case such corporate opportunity will belong to Nephros. A “director-related opportunity”, under the Investor Rights Agreement, means a potential transaction or matter that may be a corporate opportunity for both Nephros and Lambda where knowledge of such corporate opportunity is made known to a Lambda Person who is serving as a director of Nephros as a result of his serving as a director of Nephros prior to (x) Lambda or any other Lambda Person acquiring knowledge of such corporate opportunity, or (y) such Lambda Person acquiring knowledge of such corporate opportunity other than as a result of such Lambda Person’s serving as a director.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Subscription Agreement, the Purchased Notes, the Warrants, the Exchange Agreement, the Exchange Notes, the Placement Agent Agreement, the Placement Agent Warrant, the Registration Rights Agreement and the Investor Rights Agreement and is qualified in its entirety by reference to such documents, copies of which are attached hereto as Exhibits C through K, respectively.

Board of Directors

On September 19, 2007, in connection with the closing of the Financing, William J. Fox resigned as Executive Chairman and a director of the Board and Judy S. Slotkin, W. Townsend Ziebold, Jr. and Howard Davis resigned as directors of the Board. The resignation of four directors from the Board was a condition precedent to the closing of the Financing.

On September 19, 2007, in connection with Mr. Fox’s resignation as Executive Chairman, Nephros and Mr. Fox entered into a Separation Agreement and Release (the “Separation Agreement”), pursuant to which the parties mutually agreed to terminate Mr. Fox’s employment with Nephros and the employment agreement between Nephros and Mr. Fox made as of July 1, 2006 (the “Employment Agreement”), effective immediately. Nephros will pay Mr. Fox an aggregate of $142,500 paid in equal installments for a period of six months after the Termination Date (as defined in the Separation Agreement). Nephros will also pay to Mr. Fox any accrued but unpaid Base Salary (as defined in the Employment Agreement) for services rendered through the Termination Date.

Also on the Termination Date, unvested stock options to purchase 56,250 shares of Common Stock held by Mr. Fox vested and became fully exercisable. Mr. Fox has the right to exercise all of the vested options he holds within the period commencing on the Termination Date and ending ninety days after the Termination Date (the “Options Exercise Period”). Any options not exercised by Mr. Fox within the Options Exercise Period shall be cancelled. For a period of six months after the Termination Date, Mr. Fox will continue to participate in all employee benefit plans, programs and arrangements in which Mr. Fox was participating immediately prior to termination.

Although neither Mr. Fox nor the Company has any further obligations under the Employment Agreement, certain provisions of the Employment Agreement remain in full force and effect and are incorporated by reference into the Separation Agreement. Such provisions relate to, among other things, noncompetition and nonsolicitation (as amended pursuant to the Separation Agreement), proprietary information, confidentiality and surrender of records, and inventions and patents.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Separation Agreement and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit L.

Effective on September 19, 2007, in connection with the closing of the Financing, Paul A. Mieyal and Arthur H. Amron were appointed as directors of the Company. The appointment of Dr. Mieyal and Mr. Amron to the Board was a condition precedent to the closing of the Financing. There were no definitive arrangements that were made regarding committees of the Company to which Dr. Mieyal and Mr. Amron were expected to be named. Dr. Mieyal and Mr. Amron are employed by Wexford Capital LLC (“Wexford Capital”), a registered investment advisory firm that manages Lambda. Apart from the Financing, and the transactions contemplated therein, neither Dr. Mieyal nor Mr. Amron has had a direct or indirect material interest in any transaction of the Company during the last two years, or proposed transaction, to which the Company was or is to be a party.

Dr. Mieyal is a Vice President of Wexford Capital. Prior to joining Wexford Capital, he was Vice President in charge of healthcare investments for Wechsler & Co., Inc., a private investment firm and registered broker-dealer. Dr. Mieyal serves as a Director of Danube Pharmaceuticals, Inc., Epiphany Biosciences, Inc., GlobeImmune, Inc., Interventional Spine, Inc., Microbiogen Pty Ltd., Nile Therapeutics, Inc., and Tigris Pharmaceuticals, Inc. Dr. Mieyal received his Ph.D. in pharmacology from New York Medical College, received a B.A. in chemistry and psychology from Case Western Reserve University, and is a Chartered Financial Analyst.

Mr. Amron is a partner of Wexford Capital and serves as its General Counsel. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. From 1991-94, Mr. Amron was an Associate at Schulte Roth & Zabel LLP specializing in corporate and bankruptcy law and from 1984-91, Mr. Amron was an Associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a JD from Harvard University, holds a BA in political theory from Colgate University and is a member of the New York Bar.

Description of Common Stock

Holders of the Common Stock of Nephros are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of the Common Stock entitled to vote in any election of directors may elect all of the directors standing for election. Apart from preferences that may be applicable to any holders of preferred stock outstanding at the time, holders of Common Stock are entitled to receive dividends, if any, ratably as may be declared from time to time by the Board out of funds legally available therefor. Upon Nephros’ liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably net assets of Nephros available after the payment of all liabilities and liquidation preferences on any outstanding preferred stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights, and there are no redemption or sinking fund provisions applicable to the Common Stock. The rights, preferences and privileges of holders of the Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock which Nephros may designate and issue in the future.

AMEX Rules

The Common Stock of Nephros is listed on the AMEX and Nephros is subject to the rules and requirements set forth in the AMEX Company Guide. Under Section 713(a) of the AMEX Company Guide, Nephros was required to obtain prior stockholder approval of the issuance of securities in any private transaction involving (i) the issuance of shares of Common Stock (or securities convertible into or exercisable for Common Stock) for less than the greater of book or market value of Common Stock which together with sales by Nephros’ officers, directors or principal shareholders equals 20% or more of Common Stock outstanding before such issuance or (ii) the issuance of shares of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of Common Stock outstanding before the issuance for less than the greater of book or market value of Common Stock. The securities to be issued in the Financing may be issued at a discount to the market price of our Common Stock. The Conversion Shares would constitute more than 20% of the number of shares of our Common Stock currently outstanding and the Warrant Shares would constitute more than 20% of the number of shares of our Common Stock currently outstanding. In addition, we obtained prior stockholder approval for the securities to be issued in the Financing in the event that any other rule or requirement of the AMEX Company Guide would require such approval. Nephros has obtained stockholder approval by written consent and the Written Consent will become effective on the twentieth (20th) day following the date on which a definitive version of this Information Statement is first sent or given to stockholders, or as soon thereafter as is reasonably practicable. A copy of the form of Written Consent executed in connection with the stockholder approval is attached hereto as Exhibit A.

The Written Consent was signed by persons who, as of the execution date, collectively owned 6,214,153 shares of the Company’s Common Stock, or 50.4%, namely Ronald O. Perelman, MacAndrews & Forbes Group, Inc., Eric A. Rose, M.D., BW Employee Holdings LLC, WPPN, LP, Wasserstein SBIC Ventures II, LP and WVII Employee Partners LLC. As of the date upon which the Written Consent was signed, each share of Common Stock was entitled to one vote. No payment was made to any person in consideration of their executing the Written Consent.

AMENDMENT TO CERTIFICATE OF INCORPORATION

On September 17, 2007, the Board adopted a resolution to amend the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended (the “Amendment”), approving the increase of the authorized Common Stock to 60,000,000 shares, and proposing that this resolution be submitted for a vote of the stockholders of the Company. The Amendment is necessary to permit the issuance of Common Stock upon the conversion of the New Notes, the Warrants and the Placement Agent Warrants. The Amendment will not be filed or take effect until the twentieth (20th) day following the date on which a definitive version of this Information Statement is first sent or given to stockholders, or as soon thereafter as is reasonably practicable. The form of the Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation is attached hereto as Exhibit B.

The action taken by the Board was subsequently adopted by written consent of the stockholders holding a majority of the voting stock outstanding as of September 18, 2007.

NO APPRAISAL OR DISSENTERS’ RIGHTS

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ rights or appraisal of their shares of Common Stock in connection with the approval of the actions described in this Information Statement.

NO ACTION IS REQUIRED

No other votes are necessary or required. This Information Statement is first being mailed or given to stockholders on or about October   , 2007. In accordance with the Exchange Act, the Written Consent and the approval of the matters described in the Written Consent, the actions described in this Information Statement will become effective twenty (20) calendar days following the mailing of this Information Statement, or as soon thereafter as is reasonably practicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, September 18, 2007, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 64.5% of its outstanding Common Stock. Each share of Common Stock entitles its holder to one vote. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the Written Consent set forth in this Information Statement.

The following table sets forth certain information as of September 18, 2007, constituted prior to the Financing, with respect to the beneficial ownership of shares of our Common Stock by (i) each person known by us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers (as defined in Item 402(a)(2) of Regulation S-B) and (iv) all of our executive officers and directors as a group.

As of September 18, 2007, there were 12,317,992 shares of our Common Stock outstanding. Beneficial ownership has been calculated and presented in accordance with Rule 13d-3 of the Exchange Act and, as such, the numbers below are not presented on a fully diluted basis.

	Amount and Nature of	Percentage of
Name and Address of Beneficial Owner	Beneficial Ownership	Class(1)

Ronald O. Perelman(2)	3,540,438	28.7%
Wasserstein Entities(3)	1,928,564	15.7%
WPPN, LP(4)	918,801	7.5%
Wasserstein SBIC Ventures II, L.P.(5)	829,104	6.7%
Donald G. Drapkin(6)	642,426	5.2%
Eric A. Rose, M.D.(7)	911,860	7.3%
W. Townsend Ziebold(8)	859,786	7.0%
Norman J. Barta(9)	459,445	3.6%
Lawrence J. Centella(10)	53,410	*
Howard Davis(11)	57,174	*
William J. Fox(12)	379,088	3.0%
Judy Slotkin(13)	76,475	*
Mark W. Lerner(14)	20,000	*
All executive officers and directors as a group (7)-(14)	2,820,570	19.8%

*	Represents less than 1% of the outstanding shares of our Common Stock.

(1)	Percentages are based on 12,317,992 shares of Common Stock issued and outstanding as of September 18, 2007.

(2)	Based on information provided in Schedule 13G filed on January 31, 2005. Mr. Perelman’s address is 35 East 62nd Street, New York, New York 10065. Mr. Perelman is the sole stockholder of MacAndrews & Forbes Holdings Inc.

(3)	Based on information provided in Schedule 13G filed on February 11, 2005. The Wasserstein entities include WPPN, LP, Wasserstein SBIC Ventures II, L.P., WV II Employee Partners, LLC, and BW Employee Holdings, LLC. The address of the Wasserstein entities is 1301 Avenue of the Americas, 44th Floor, New York, New York 10019. Bruce Wasserstein may be deemed to have beneficial ownership of the shares owned by the Wasserstein entities. However, Mr. Wasserstein disclaims beneficial ownership of these shares except for his pecuniary interest in 29,446 shares. The Wasserstein entities’ ownership is as follows: (i) 918,801 shares of our Common Stock which are owned by WPPN, LP, the general partner of which is Cypress Management Partners, LLC, the sole member of which is Cypress Capital Assets, LP, the general partner of which is Cypress Capital Advisors, LLC, an entity that may be deemed controlled by Bruce Wasserstein; (ii) 829,104 shares of our Common Stock which are owned by Wasserstein SBIC Ventures II, L.P., the general partner of which is Wasserstein Levered Venture Partners II, LLC, the sole member of which is Wasserstein Investments LLC, the sole member of which is Wasserstein Holdings, LLC, an entity that may be deemed controlled by Mr. Wasserstein; (iii) 5,388 shares of our Common Stock which are owned by WV II Employee Partners, LLC, the managing member of which is Wasserstein & Co., L.P., an entity controlled by Wasserstein Investments, LLC, the sole member of which is Wasserstein Holdings, LLC, an entity that may be deemed controlled by Mr. Wasserstein; and (iv) 175,271 shares of our Common Stock which are owned by BW Employee Holdings, LLC, an entity that may be deemed controlled by Mr. Wasserstein.

(4)	The same shares listed as beneficially owned by WPPN, LP are also included in the shares listed as beneficially owned by the Wasserstein entities (See Note 2 above).

(5)	The same shares listed as beneficially owned by Wasserstein SBIC Ventures II, L.P. are also included in the shares listed as beneficially owned by the Wasserstein entities (See Note 2 above).

(6)	Mr. Drapkin’s address is 30 Rockefeller Plaza, 63rd Floor, New York, NY 10020. The shares identified as being beneficially owned by Mr. Drapkin include 509,922 shares owned by a charitable foundation which Mr. Drapkin serves as a director and 132,504 shares issuable upon exercise of options granted under the Amended and Restated Nephros Equity Incentive Plan (the “2000 Plan”) and the Nephros, Inc. 2004 Stock Incentive Plan (the “2004 Plan” and together with the 2000 Plan, the “Stock Option Plans”).

(7)	Dr. Rose’s address is 35 East 62nd Street, New York, New York 10065. The shares identified as being beneficially owned by Dr. Rose include 166,709 shares issuable upon exercise of options granted under the Stock Option Plans. Does not include 43,126 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(8)	Mr. Ziebold’s address is 1301 Avenue of the Americas, 44th Floor, New York, New York 10019. The shares identified as being beneficially owned by Mr. Ziebold include 829,104 shares that Mr. Ziebold, as president of Wasserstein Levered Venture Partners II, LLC, the general partner of Wasserstein SBIC Ventures II, L.P., may be deemed to beneficially own and as to which Mr. Ziebold disclaims beneficial ownership; and 30,682 shares issuable upon exercise of options granted under the Stock Option Plans. The shares identified as being beneficially owned by Mr. Ziebold do not include 5,388 shares owned by WV II Employee Partners, LLC, an employee investment vehicle in which Mr. Ziebold is a participant and as to which Mr. Ziebold disclaims beneficial ownership. Does not include 10,000 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(9)	Mr. Barta’s address is c/o Nephros, Inc., 3960 Broadway New York, New York 10032. The shares identified as being beneficially owned by Mr. Barta include 431,035 shares issuable upon exercise of options granted under the Stock Option Plans. Does not include 78,582 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(10)	Mr. Centella’s address is 3331 N. Ridge Ave, Arlington Heights, IL 60004. The shares identified as being beneficially owned by Mr. Centella include 25,000 shares issuable upon exercise of options granted under the 2004 Plan. Does not include 10,000 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(11)	Mr. Davis’ address is 5850 Canoga Ave, #315, Woodland Hills, CA 91367. The shares identified as being beneficially owned by Mr. Davis include 35,508 shares issuable upon exercise of warrants originally issued to The Shemano Group, Inc. in connection with our initial public offering and transferred to Mr. Davis; and 25,000 shares issuable upon exercise of options granted under the 2004 Plan. Does not include 10,000 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(12)	Mr. Fox’s address is c/o Nephros, Inc., 3960 Broadway New York, New York 10032. The shares identified as being beneficially owned by Mr. Fox include 309,917 shares issuable upon exercise of options granted under the 2004 Plan. Does not include 172,083 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(13)	Ms. Slotkin’s address is c/o Nephros, Inc., 3960 Broadway New York, New York 10032. The shares identified as being beneficially owned by Ms. Slotkin include 68,142 shares owned by her husband and include 8,333 shares issuable upon exercise of options granted under the 2004 Plan. Does not include 16,667 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

(14)	Mr. Lerner’s address is c/o Nephros, Inc., 3960 Broadway New York, New York 10032. The shares identified as being beneficially owned by Mr. Lerner include 20,000 shares issuable upon exercise of options granted under the 2004 Plan. Does not include 20,000 shares issuable upon the exercise of options which have been granted under our Stock Option Plans but have not yet vested.

Upon the conversion of the principal amount of the New Notes into Common Stock, the Investors would receive approximately 25,462,465 shares of Common Stock in the aggregate, representing approximately 67.4% of the outstanding shares of voting Common Stock. After conversion of the New Notes and assuming the exercise of all of the Warrants to be issued in connection with the conversion of the principal amount of the Purchased Notes, the Investors would beneficially own, in the aggregate, 36,196,530 shares of Common Stock, representing approximately 74.6% of the outstanding shares of voting Common Stock.

The New Notes accrue interest at a rate of 10% per annum, and the accrued interest will be converted into (i) shares of Common Stock upon conversion of the New Notes, and (ii) in the case of the Purchased Notes, but not the Exchange Notes, Warrants for purchase of shares of Common Stock in an amount equal to 50% of the number of shares of Common Stock issued to the Investors under clause (i) of this sentence. As a result, the number of shares of Common Stock that the Investors will actually receive upon the conversion of the New Notes and the number of shares of Common Stock underlying the Warrants that the Investors will actually receive upon the conversion of the Purchased Notes will be greater than the numbers reflected in the previous paragraph based on the amount of interest that accrues prior to conversion.

Except for the Investor Rights Agreement described above in this Information Statement, Nephros is not aware of any voting or other arrangements among the Investors. However, the Investors may have significant influence over the Company’s policies and affairs, including the election of directors and the ability to control the vote on substantially all other corporate matters without the approval of other stockholders if the Investors were to vote their shares of Common Stock as a group. Furthermore, such concentration of voting power could enable the Investors to delay or prevent another party from taking control of the Company even where such change of control transaction might be desirable to other stockholders.

RISK FACTORS

Certain Risks and Uncertainties

Certain statements in this Information Statement constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words or phrases “can be,” “may,” “could,” “would,” “expects,” “believes,” “seeks,” “estimates,” “projects” and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties, including those described on the following pages, and we caution you that any forward-looking information provided by or on behalf of us is not a guarantee of future performance. Our actual results could differ materially from those anticipated by such forward-looking statements due to a number of factors, some of which are beyond our control. All such forward-looking statements are current only as of the date on which such statements were made. We do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Risks Related to Our Company

We may not in the future have sufficient cash flows from operating activities and cash on hand to service our indebtedness and meet our anticipated cash needs. We may not be successful in obtaining additional funding in order to continue operations.

Our ability to make payments on our indebtedness and to meet our anticipated cash needs will depend on our ability to generate cash in the future. If we are required to raise additional funds through public or private offerings of our securities or the licensing or sale of our technologies, such fundraising efforts may, to some extent, be subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control.

We cannot assure you that our future cash flow will be sufficient to meet our obligations and commitments. If we continue to be unable to generate sufficient cash flow from operations in the future to service our indebtedness and to meet our other commitments, we will be required to adopt alternatives, such as seeking to raise additional debt or equity capital, curtailing our planned activities or ceasing our operations. We cannot assure you that any such actions could be effected on a timely basis or on satisfactory terms or at all, or that these actions would enable us to continue to satisfy our capital requirements.

Because our capital requirements have been and will continue to be significant, we may need to raise additional funds or we may not be able to continue to operate our business or satisfy our debt obligations when they become due. If our business fails, investors in our Common Stock could lose their entire investment.

Our capital requirements have been and will continue to be significant. Through June 30, 2007, we have been dependent primarily on the net proceeds of our initial public offering and private placements of our equity and debt securities, aggregating approximately $40.3 million. We generated approximately $12.7 million in September 2007 from our Financing. We cannot assure you that our existing capital resources, together with the net proceeds from future operating cash flows, if any, will be sufficient to fund our future operations or to satisfy our debt obligations when they become due and payable. Our capital requirements will depend on numerous factors, including:

•	the market acceptance of our products, and our ability to effectively and efficiently produce and market our products;

•	the availability of additional financing, through the sale of equity securities or otherwise, on commercially reasonable terms or at all;

•	the timing and costs associated with obtaining the Conformité Européene, or CE, mark, which demonstrates compliance with the relevant European Union requirements and is a regulatory prerequisite for selling our ESRD therapy products in the European Union and certain other countries that recognize CE marking (for products other than our OLp ūr MDHDF filter series, for which the CE mark was obtained in July 2003 and our DSU for which the CE mark was obtained in November 2006), or United States regulatory approval;

•	the continued progress in and the costs of clinical studies and other research and development programs;

•	the costs associated with manufacturing scale-up;

•	the costs involved in filing and enforcing patent claims and the status of competitive products; and

•	the cost of litigation, including potential patent litigation and actual, current and threatened litigation

If we require additional capital beyond the cash, if any, generated from our operations, we would need to seek other forms of financing, through the sale of equity securities or otherwise, to achieve our business objectives. We cannot assure you that we will be able to obtain alternative financing on acceptable terms or at all. Our failure to obtain financing could have a material adverse effect on us. Any additional equity financing could substantially dilute your equity interests in our company and any additional debt financing could impose significant financial and operational restrictions on us.

We have a history of operating losses and a significant accumulated deficit, and we may not achieve or maintain profitability in the future.

We have not been profitable since our inception in 1997. As of September 30, 2007, we had an accumulated deficit of approximately $60.8 million primarily as a result of our research and development expenses and selling, general and administrative expenses. We expect to continue to incur additional losses for the foreseeable future as a result of a high level of operating expenses, significant up-front expenditures including the cost of clinical trials, production and marketing activities and very limited revenue from the sale of our products. We began sales of our first product in March 2004, and we may never realize sufficient revenues from the sale of our products or be profitable. Each of the following factors, among others, may influence the timing and extent of our profitability, if any:

•	the completion and success of additional clinical trials and of our regulatory approval processes for each of our ESRD therapy products in our target territories;

•	the market acceptance of HDF therapy in the United States and of our technologies and products in each of our target markets;

•	our ability to effectively and efficiently manufacture, market and distribute our products;

•	our ability to sell our products at competitive prices which exceed our per unit costs; and

•	the consolidation of dialysis clinics into larger clinical groups.

Our former independent registered public accountants, in their audit report related to our financial statements for the year ended December 31, 2006, expressed substantial doubt about our ability to continue as a going concern.

Our former independent registered public accounting firm has included an explanatory paragraph in their report on our financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 expressing doubt as to our ability to continue as a going concern. Our financial statements accompanying the Form 10-KSB were prepared assuming that we will continue as a going concern, however, there can be no assurance that we will be able to do so. Our recurring losses and difficulty in generating sufficient cash flow to meet our obligations and sustain our operations, raises substantial doubt about our ability to continue as a going concern, and our consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Although we generated approximately $12.7 million in September 2007 from our Financing, there can be no assurance that our existing capital resources will be sufficient to fund our future operations and that we will be able to continue as a going concern. Based on our current cash flow projections, we may be required to raise additional funds through either the licensing or sale of our technologies or the additional public or private offerings of our securities. However, there is no guarantee that we will be able to obtain further financing, or to do so on reasonable terms. If we are unable to raise additional funds on a timely basis, or at all, we could be materially adversely affected.

We may not be able to meet the American Stock Exchange’s continued listing standards and as a result, we may be delisted from the American Stock Exchange.

During 2006, we received notices from AMEX that we are not in compliance with certain conditions of the continued listing standards of Section 1003 of the AMEX Company Guide. Specifically, AMEX noted our failure to comply with Section 1003(a)(i) of the AMEX Company Guide relating to shareholders’ equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of our three most recent fiscal years; Section 1003(a)(ii) of the AMEX Company Guide relating to shareholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of our four most recent fiscal years; and Section 1003(a)(iii) of the AMEX Company Guide relating to shareholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in our five most recent fiscal years. We submitted a plan in August 2006 to advise AMEX of the steps we have taken, and will take, to regain compliance with the applicable listing standards.

On November 14, 2006, we received notice that the AMEX staff had reviewed our plan of compliance to meet the AMEX’s continued listing standards and that AMEX will continue our listing while we seek to regain compliance with the continued listing standards during the period ending January 17, 2008. During the plan period, we must continue to provide the AMEX staff with updates regarding initiatives set forth in our plan of compliance. We will be subject to periodic review by the AMEX staff during the plan period.

On September 27, 2007, we received a warning letter (“Warning Letter”) from the AMEX stating that the staff of the AMEX Listing Qualifications Department has determined that we are not in compliance with Section 121B(2)(c) of the AMEX Company Guide requiring that at least 50% of the directors of our board of directors are independent directors. This non-compliance is due to the fact that William J. Fox, Judy Slotkin, W. Townsend Ziebold and Howard Davis resigned from our board of directors on September 19, 2007, concurrently with the appointment of Paul Mieyal and Arthur Amron to our board of directors, in accordance with the Financing. Consequently, our board of directors consists of five directors, two of whom are independent. The AMEX has given us until December 26, 2007 to regain compliance with the independence requirements. In setting this deadline, the AMEX has determined not to apply at this time the continued listing evaluation and follow-up procedures specified in Section 1009 of the AMEX Company Guide. We intend to fill the vacancy on the Board with an individual who qualifies as an independent director as soon as reasonably possible.

If we are unable to show progress consistent with our plan of compliance to meet the AMEX continued listing standards or otherwise unable to timely regain compliance with the AMEX listing standards, then we may be delisted from the AMEX. If our Common Stock is delisted by the AMEX, trading of our Common Stock would thereafter likely be conducted on the OTC Bulletin Board. In such case, the market liquidity for our Common Stock would likely be negatively affected, which may make it more difficult for holders of our Common Stock to sell their securities in the open market and we could face difficulty raising capital necessary for our continued operation. Investors may find it more difficult to dispose of or obtain accurate quotations as to the market value of our securities. In addition, our Common Stock, if delisted by the AMEX, may constitute “penny stock” (as defined in Rule 3a51-1 promulgated under the Securities Exchange Act of 1934, as amended) if we fail to meet certain criteria set forth in such Rule. Various practice requirements are imposed on broker-dealers who sell “penny stocks” to persons other than established customers and accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser’s written consent to the transactions prior to sale. Consequently, if our Common Stock were to become “penny stock,” then the Rule may deter broker-dealers from recommending or selling our Common Stock, which could further negatively affect the liquidity of our Common Stock.

Our existing and future debt obligations could impair our liquidity and financial condition.

As of September 30, 2007, we had approximately $12.7 aggregate principal amount of secured convertible notes outstanding, which notes have accrued interest in the amount of $50,127. Although we expect that all of our secured convertible notes will convert into shares of our Common Stock on the twenty-first day after we send or give this Information Statement to our stockholders, there can be no guarantee that such conversion will occur. Additionally, we may incur additional debt in the future to fund all or part of our capital requirements. Our outstanding debt and future debt obligations could impair our liquidity and could:

•	make it more difficult for us to satisfy our other obligations;

•	require us to dedicate a substantial portion of any cash flow we may generate to payments on our debt obligations, which would reduce the availability of our cash flow to fund working capital, capital expenditures and other corporate requirements;

•	impede us from obtaining additional financing in the future for working capital, capital expenditures and general corporate purposes; and

•	make us more vulnerable in the event of a downturn in our business prospects and limit our flexibility to plan for, or react to, changes in our industry.

Certain customers individually account for a large portion of our product sales, and the loss of any of these customers could have a material adverse effect on our sales.

For the nine months ended September 30, 2007, one of our customers accounted for approximately 92% of our product sales. In addition, in January 2007, we agreed with this customer to assign, on an exclusive basis, additional territories to it with respect to distribution of our ESRD therapy products, which had previously been assigned to other distributors, thereby further concentrating our activities with this customer. We believe that the loss of this customer or a decrease in this customer’s orders would have a material adverse effect on our product sales, at least temporarily, while we seek to replace such customer and/or self-distribute in the territories currently served by such customer.

We cannot sell our ESRD therapy products, including certain modifications thereto, until we obtain the requisite regulatory approvals and clearances in the countries in which we intend to sell our products. We have not obtained FDA approval for any of our ESRD therapy products, except for our HD190 filter, and cannot sell any of our other ESRD therapy products in the United States unless and until we obtain such approval. If we fail to receive, or experience a significant delay in receiving, such approvals and clearances then we may not be able to get our products to market and enhance our revenues.

Our business strategy depends in part on our ability to get our products into the market as quickly as possible. We obtained the Conformité Européene, or CE, mark, which demonstrates compliance with the relevant European Union requirements and is a regulatory prerequisite for selling our products in the European Union and certain other countries that recognize CE marking (collectively, “European Community”), for our OLp ūr MDHDF filter series product in 2003 and received CE marking in November 2006 for our water filtration product, the Dual Stage Ultrafilter (“DSU”). We have not yet obtained the CE mark for any of our other products. Similarly, we cannot sell our ESRD therapy products in the United States until we receive FDA clearance. Although we received conditional approval of our IDE in January 2007 to begin clinical trials in the United States, until we complete the requisite U.S. human clinical trials and submit pre-market notification to the FDA pursuant to Section 510(k) of the FDC Act or otherwise comply with FDA requirements for a 510(k) approval, we will not be eligible for FDA approval for any of our products, except for our HD190 filter.

In addition to the pre-market notification required pursuant to Section 510(k) of the FDC Act, the FDA could require us to obtain pre-market approval of our ESRD therapy products under Section 515 of the FDC Act, either because of legislative or regulatory changes or because the FDA does not agree with our determination that we are eligible to use the Section 510(k) pre-market notification process. The Section 515 pre-market approval process is a significantly more costly, lengthy and uncertain approval process and could materially delay our products coming to market. If we do obtain clearance for marketing of any of our devices under Section 510(k) of the FDC Act, then any changes we wish to make to such device that could significantly affect safety and effectiveness will require clearance of a notification pursuant to Section 510(k), and we may need to submit clinical and manufacturing comparability data to obtain such approval or clearance. We could not market any such modified device until we received FDA clearance or approval. We cannot guarantee that the FDA would timely, if at all, clear or approve any modified product for which Section 510(k) is applicable. Failure to obtain timely clearance or approval for changes to marketed products would impair our ability to sell such products and generate revenues in the United States.

The clearance and/or approval processes in the European Community and in the United States can be lengthy and uncertain and each requires substantial commitments of our financial resources and our management’s time and effort. We may not be able to obtain further CE marking or any FDA approval for any of our ESRD therapy products in a timely manner or at all. Even if we do obtain regulatory approval, approval may be only for limited uses with specific classes of patients, processes or other devices. Our failure to obtain, or delays in obtaining, the necessary regulatory clearance and/or approvals with respect to the European Community or the United States would prevent us from selling our affected products in these regions. If we cannot sell some of our products in these regions, or if we are delayed in selling while awaiting the necessary clearance and/or approvals, our ability to generate revenues from these products will be limited.

If we are successful in our initial marketing efforts in some or all of Cyprus, Denmark, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom (referred to hereinafter collective as the “Target European Market”) and the United States, then we plan to market our ESRD therapy products in several countries outside of our Target European Market and the United States, including Korea and China, Canada and Mexico. Requirements pertaining to the sale of medical devices vary widely from country to country. It may be very expensive and difficult for us to meet the requirements for the sale of our ESRD therapy products in many of these countries. As a result, we may not be able to obtain the required approvals in a timely manner, if at all. If we cannot sell our ESRD therapy products outside of our Target European Market and the United States, then the size of our potential market could be reduced, which would limit our potential sales and revenues.

We have entered into an agreement with Asahi Kasei Medical Co., Ltd. (“Asahi”) granting Asahi exclusive rights to manufacture and distribute filter products based on our OLp ūr MD190 hemodiafilter in Japan for 10 years commencing when the first such product receives Japanese regulatory approval. If the requisite Japanese regulatory approvals are not timely obtained, our potential license revenues will be limited.

Clinical studies required for our ESRD therapy products are costly and time-consuming, and their outcome is uncertain.

Before obtaining regulatory approvals for the commercial sale of any of our ESRD therapy products in the United States and elsewhere, we must demonstrate through clinical studies that our products are safe and effective. We received conditional approval for our IDE application from the FDA to begin human clinical trials of our OLp ūr H2H hemodiafiltration module and OLp ūr MD220 hemodiafilter. We were granted this approval on the condition that, by March 5, 2007, we submit a response to two informational questions from the FDA. We have responded to these questions. We have obtained approval from Western IRB, Inc. which enables us to proceed with our clinical trial. We began our clinical trials at the beginning of the fourth quarter of 2007.

For products other than those for which we have already received marketing approval, if we do not prove in clinical trials that our ESRD therapy products are safe and effective, we will not obtain marketing approvals from the FDA and other applicable regulatory authorities. In particular, one or more of our ESRD therapy products may not exhibit the expected medical benefits, may cause harmful side effects, may not be effective in treating dialysis patients or may have other unexpected characteristics that preclude regulatory approval for any or all indications of use or limit commercial use if approved. The length of time necessary to complete clinical trials varies significantly and is difficult to predict. Factors that can cause delay or termination of our clinical trials include:

•	slower than expected patient enrollment due to the nature of the protocol, the proximity of subjects to clinical sites, the eligibility criteria for the study, competition with clinical trials for similar devices or other factors;

•	lower than expected retention rates of subjects in a clinical trial;

•	inadequately trained or insufficient personnel at the study site to assist in overseeing and monitoring clinical trials;

•	delays in approvals from a study site’s review board, or other required approvals;

•	longer treatment time required to demonstrate effectiveness;

•	lack of sufficient supplies of the ESRD therapy product;

•	adverse medical events or side effects in treated subjects;

•	lack of effectiveness of the ESRD therapy product being tested; and

•	regulatory changes.

Even if we obtain positive results from clinical studies for our products, we may not achieve the same success in future studies of such products. Data obtained from clinical studies are susceptible to varying interpretations that could delay, limit or prevent regulatory approval. In addition, we may encounter delays or rejections based upon changes in FDA policy for device approval during the period of product development and FDA regulatory review of each submitted new device application. We may encounter similar delays in foreign countries. Moreover, regulatory approval may entail limitations on the indicated uses of the device. Failure to obtain requisite governmental approvals or failure to obtain approvals of the scope requested will delay or preclude our licensees or marketing partners from marketing our products or limit the commercial use of such products and will have a material adverse effect on our business, financial condition and results of operations.

In addition, some or all of the clinical trials we undertake may not demonstrate sufficient safety and efficacy to obtain the requisite regulatory approvals, which could prevent or delay the creation of marketable products. Our product development costs will increase if we have delays in testing or approvals, if we need to perform more, larger or different clinical trials than planned or if our trials are not successful. Delays in our clinical trials may harm our financial results and the commercial prospects for our products. Additionally, we may be unable to complete our clinical trials if we are unable to obtain additional capital.

We may be required to design and conduct additional clinical trials.

We may be required to design and conduct additional clinical trials to further demonstrate the safety and efficacy of our ESRD therapy product, which may result in significant expense and delay. The FDA and foreign regulatory authorities may require new or additional clinical trials because of inconclusive results from current or earlier clinical trials, a possible failure to conduct clinical trials in complete adherence to FDA good clinical practice standards and similar standards of foreign regulatory authorities, the identification of new clinical trial endpoints, or the need for additional data regarding the safety or efficacy of our ESRD therapy products. It is possible that the FDA or foreign regulatory authorities may not ultimately approve our products for commercial sale in any jurisdiction, even if we believe future clinical results are positive.

We cannot assure you that our ESRD therapy products will be safe and we are required under applicable law to report any product-related deaths or serious injuries or product malfunctions that could result in deaths or serious injuries, and such reports could trigger recalls, class action lawsuits and other events that could cause us to incur expenses and may also limit our ability to generate revenues from such products.

We cannot assure you that our ESRD therapy products will be safe. Under the FDC Act, we are required to submit medical device reports, or MDRs, to the FDA to report device-related deaths, serious injuries and product malfunctions that could result in death or serious injury if they were to recur. Depending on their significance, MDRs could trigger events that could cause us to incur expenses and may also limit our ability to generate revenues from such products, such as the following:

•	information contained in the MDRs could trigger FDA regulatory actions such as inspections, recalls and patient/physician notifications;

•	because the reports are publicly available, MDRs could become the basis for private lawsuits, including class actions; and

•	if we fail to submit a required MDR to the FDA, the FDA could take enforcement action against us.

If any of these events occur, then we could incur significant expenses and it could become more difficult for us to gain market acceptance of our ESRD therapy products and to generate revenues from sales. Other countries may impose analogous reporting requirements that could cause us to incur expenses and may also limit our ability to generate revenues from sales of our ESRD therapy products.

Product liability associated with the production, marketing and sale of our products, and/or the expense of defending against claims of product liability, could materially deplete our assets and generate negative publicity which could impair our reputation.

The production, marketing and sale of kidney dialysis and water-filtration products have inherent risks of liability in the event of product failure or claim of harm caused by product operation. Furthermore, even meritless claims of product liability may be costly to defend against. Although we have acquired product liability insurance in the amount of $5,000,000 for our dialysis filters outside of the United States and intend to acquire additional product liability insurance upon commercialization of any of our additional products or upon introduction of any products in the United States, we may not be able to maintain or obtain this insurance on acceptable terms or at all. Because we may not be able to obtain insurance that provides us with adequate protection against all potential product liability claims, a successful claim in excess of our insurance coverage could materially deplete our assets. Moreover, even if we are able to obtain adequate insurance, any claim against us could generate negative publicity, which could impair our reputation and adversely affect the demand for our products, our ability to generate sales and our profitability.

Some of the agreements that we may enter into with manufacturers of our products and components of our products may require us:

•	to obtain product liability insurance; or

•	to indemnify manufacturers against liabilities resulting from the sale of our products.

For example, our agreement with Medica s.r.l. requires that we obtain and maintain certain minimum product liability insurance coverage and that we indemnify Medica against certain liabilities arising out of our products that they manufacture, provided they do not arise out of Medica’s breach of the agreement, negligence or willful misconduct. If we are not able to obtain and maintain adequate product liability insurance, we could be in breach of these agreements, which could materially adversely affect our ability to produce our products and generate revenues. Even if we are able to obtain and maintain product liability insurance, if a successful claim in excess of our insurance coverage is made, then we may have to indemnify some or all of our manufacturers for their losses, which could materially deplete our assets.

If we violate any provisions of the Food, Drug and Cosmetic Act (the “FDC Act”)or any other statutes or regulations, then we could be subject to enforcement actions by the FDA or other governmental agencies.

We face a significant compliance burden under the FDC Act and other applicable statutes and regulations which govern the testing, labeling, storage, record keeping, distribution, sale, marketing, advertising and promotion of our ESRD therapy products. If we violate the FDC Act or other regulatory requirements at any time during or after the product development and/or approval process, we could be subject to enforcement actions by the FDA or other agencies, including:

•	fines;

•	injunctions;

•	civil penalties;

•	recalls or seizures of our products;

•	total or partial suspension of the production of our products;

•	withdrawal of any existing approvals or pre-market clearances of our products;

•	refusal to approve or clear new applications or notices relating to our products;

•	recommendations by the FDA that we not be allowed to enter into government contracts; and

•	criminal prosecution.

Any of the above could have a material adverse effect on our business, financial condition and results of operations.

Significant additional governmental regulation could subject us to unanticipated delays which would adversely affect our sales and revenues.

Our business strategy depends in part on our ability to get our products into the market as quickly as possible. Additional laws and regulations, or changes to existing laws and regulations that are applicable to our business may be enacted or promulgated, and the interpretation, application or enforcement of the existing laws and regulations may change. We cannot predict the nature of any future laws, regulations, interpretations, applications or enforcements or the specific effects any of these might have on our business. Any future laws, regulations, interpretations, applications or enforcements could delay or prevent regulatory approval or clearance of our products and our ability to market our products. Moreover, changes that result in our failure to comply with the requirements of applicable laws and regulations could result in the types of enforcement actions by the FDA and/or other agencies as described above, all of which could impair our ability to have manufactured and to sell the affected products.

Access to the appropriation included in the fiscal 2007 U.S. Department of Defense budget regarding the development of a dual-stage ultra water filter could be subject to unanticipated delays which could adversely affect our potential revenues.

Our business strategy with respect to our DSU products depends in part on the successful development of DSU products for use by the military. We expect to work with the United States Marine Corps in developing a potable personal water purification system for warfighters, and a Federal appropriation totaling $1 million was recently approved for this purpose. If there are unanticipated delays in receiving the appropriation from the U.S. Department of Defense budget, our operations and potential revenues may be adversely affected.

Protecting our intellectual property in our technology through patents may be costly and ineffective. If we are not able to adequately secure or enforce protection of our intellectual property, then we may not be able to compete effectively and we may not be profitable

Our future success depends in part on our ability to protect the intellectual property for our technology through patents. We will only be able to protect our products and methods from unauthorized use by third parties to the extent that our products and methods are covered by valid and enforceable patents or are effectively maintained as trade secrets. Our 13 granted U.S. patents will expire at various times from 2018 to 2022, assuming they are properly maintained.

The protection provided by our patents, and patent applications if issued, may not be broad enough to prevent competitors from introducing similar products into the market. Our patents, if challenged or if we attempt to enforce them, may not necessarily be upheld by the courts of any jurisdiction. Numerous publications may have been disclosed by, and numerous patents may have been issued to, our competitors and others relating to methods and devices for dialysis of which we are not aware and additional patents relating to methods and devices for dialysis may be issued to our competitors and others in the future. If any of those publications or patents conflict with our patent rights, or cover our products, then any or all of our patent applications could be rejected and any or all of our granted patents could be invalidated, either of which could materially adversely affect our competitive position.

Litigation and other proceedings relating to patent matters, whether initiated by us or a third party, can be expensive and time-consuming, regardless of whether the outcome is favorable to us, and may require the diversion of substantial financial, managerial and other resources. An adverse outcome could subject us to significant liabilities to third parties or require us to cease any related development, product sales or commercialization activities. In addition, if patents that contain dominating or conflicting claims have been or are subsequently issued to others and the claims of these patents are ultimately determined to be valid, then we may be required to obtain licenses under patents of others in order to develop, manufacture, use, import and/or sell our products. We may not be able to obtain licenses under any of these patents on terms acceptable to us, if at all. If we do not obtain these licenses, we could encounter delays in, or be prevented entirely from using, importing, developing, manufacturing, offering or selling any products or practicing any methods, or delivering any services requiring such licenses.

If we file patent applications or obtain patents in foreign countries, we will be subject to laws and procedures that differ from those in the United States. Such differences could create additional uncertainty about the level and extent of our patent protection. Moreover, patent protection in foreign countries may be different from patent protection under U.S. laws and may not be as favorable to us. Many non-U.S. jurisdictions, for example, prohibit patent claims covering methods of medical treatment of humans, although this prohibition may not include devices used for such treatment.

If we are not able to secure and enforce protection of our trade secrets through enforcement of our confidentiality and non-competition agreements, then our competitors may gain access to our trade secrets, we may not be able to compete effectively and we may not be profitable. Such protection may be costly and ineffective.

We attempt to protect our trade secrets, including the processes, concepts, ideas and documentation associated with our technologies, through the use of confidentiality agreements and non-competition agreements with our current employees and with other parties to whom we have divulged such trade secrets. If these employees or other parties breach our confidentiality agreements and non-competition agreements or if these agreements are not sufficient to protect our technology or are found to be unenforceable, then our competitors could acquire and use information that we consider to be our trade secrets and we may not be able to compete effectively. Policing unauthorized use of our trade secrets is difficult and expensive, particularly because of the global nature of our operations. The laws of other countries may not adequately protect our trade secrets.

If our trademarks and trade names are not adequately protected, then we may not be able to build brand loyalty and our sales and revenues may suffer.

Our registered or unregistered trademarks or trade names may be challenged, cancelled, infringed, circumvented or declared generic or determined to be infringing on other marks. We may not be able to protect our rights to these trademarks and trade names, which we need to build brand loyalty. Over the long term, if we are unable to establish a brand based on our trademarks and trade names, then we may not be able to compete effectively and our sales and revenues may suffer.

If we are not able to successfully scale-up production of our products, then our sales and revenues will suffer.

In order to commercialize our products, we need to be able to produce them in a cost-effective way on a large scale to meet commercial demand, while maintaining extremely high standards for quality and reliability. If we fail to successfully commercialize our products, then we will not be profitable.

We expect to rely on a limited number of independent manufacturers to produce our OLp ūr MDHDF filter series and our other products, including the DSU. Our manufacturers’ systems and procedures may not be adequate to support our operations and may not be able to achieve the rapid execution necessary to exploit the market for our products. Our manufacturers could experience manufacturing and control problems as they begin to scale-up our future manufacturing operations, and we may not be able to scale-up manufacturing in a timely manner or at a commercially reasonable cost to enable production in sufficient quantities. If we experience any of these problems with respect to our manufacturers’ initial or future scale-ups of manufacturing operations, then we may not be able to have our products manufactured and delivered in a timely manner. Our products are new and evolving, and our manufacturers may encounter unforeseen difficulties in manufacturing them in commercial quantities or at all.

We will not control the independent manufacturers of our products, which may affect our ability to deliver our products in a timely manner. If we are not able to ensure the timely delivery of our products, then potential customers may not order our products, and our sales and revenues would be adversely affected.

Independent manufacturers of medical devices will manufacture all of our products and components. We have contracted Medica s.r.l., a developer and manufacturer of medical products with corporate headquarters located in Italy, to assemble and produce our OLp ūr MD190, MD220 and possibly other filters, including our DSU, and have an agreement with Membrana GmbH, a manufacturer of medical and technical membranes for applications like dialysis with corporate headquarters located in Germany, to produce the fiber for the OLp ūr MDHDF filter series. As with any independent contractor, these manufacturers will not be employed or otherwise controlled by us and will be generally free to conduct their business at their own discretion. For us to compete successfully, among other things, our products must be manufactured on a timely basis in commercial quantities at costs acceptable to us. If one or more of our independent manufacturers fails to deliver our products in a timely manner, then we may not be able to find a substitute manufacturer. If we are not or if potential customers believe that we are not able to ensure timely delivery of our products, then potential customers may not order our products, and our sales and revenues would be adversely affected.

The loss or interruption of services of any of our manufacturers could slow or stop production of our products, which would limit our ability to generate sales and revenues.

Because we are likely to rely on no more than two contract manufacturers to manufacture each of our products and major components of our products, a stop or significant interruption in the supply of our products or major components by a single manufacturer, for any reason, could have a material adverse effect on us. We expect most of our contract manufacturers will enter into contracts with us to manufacture our products and major components and that these contracts will be terminable by the contractors or us at any time under certain circumstances. We have not made alternative arrangements for the manufacture of our products or major components and we cannot be sure that acceptable alternative arrangements could be made on a timely basis, or at all, if one or more of our manufacturers failed to manufacture our products or major components in accordance with the terms of our arrangements. If any such failure occurs and we are unable to obtain acceptable alternative arrangements for the manufacture of our products or major components of our products, then the production and sale of our products could slow down or stop, and our cash flow would suffer.

If we are not able to maintain sufficient quality controls, then the approval or clearance of our ESRD therapy products by the European Union, the FDA or other relevant authorities could be delayed or denied and our sales and revenues will suffer.

Approval or clearance of our ESRD therapy products could be delayed by the European Union, the FDA and the relevant authorities of other countries if our manufacturing facilities do not comply with their respective manufacturing requirements. The European Union imposes requirements on quality control systems of manufacturers, which are inspected and certified on a periodic basis and may be subject to additional unannounced inspections. Failure by our manufacturers to comply with these requirements could prevent us from marketing our ESRD therapy products in the European Community. The FDA also imposes requirements through quality system requirements, or QSR, regulations, which include requirements for good manufacturing practices, or GMP. Failure by our manufacturers to comply with these requirements could prevent us from obtaining FDA approval of our ESRD therapy products and from marketing such products in the United States. Although the manufacturing facilities and processes that we use to manufacture our OLp ūr MDHDF filter series have been inspected and certified by a worldwide testing and certification agency (also referred to as a notified body) that performs conformity assessments to European Union requirements for medical devices, they have not been inspected by the FDA. Similarly, although some of the facilities and processes that we expect to use to manufacture our OLp ūr H2H and OLp ūr NS2000 have been inspected by the FDA, they have not been inspected by any notified body. A “notified body” is a group accredited and monitored by governmental agencies that inspects manufacturing facilities and quality control systems at regular intervals and is authorized to carry out unannounced inspections. We cannot be sure that any of the facilities or processes we use will comply or continue to comply with their respective requirements on a timely basis or at all, which could delay or prevent our obtaining the approvals we need to market our products in the European Community and the United States.

Even with approval to market our ESRD therapy products in the European Community, the United States and other countries, manufacturers of such products must continue to comply or ensure compliance with the relevant manufacturing requirements. Although we cannot control the manufacturers of our ESRD therapy products, we may need to expend time, resources and effort in product manufacturing and quality control to assist with their continued compliance with these requirements. If violations of applicable requirements are noted during periodic inspections of the manufacturing facilities of our manufacturers, then we may not be able to continue to market the ESRD therapy products manufactured in such facilities and our revenues may be materially adversely affected.

If our products are commercialized, we may face significant challenges in obtaining market acceptance of such products, which could adversely affect our potential sales and revenues.

Our products are new to the market, and we do not yet have an established market or customer base for our products. Acceptance of our ESRD therapy products in the marketplace by both potential users, including ESRD patients, and potential purchasers, including nephrologists, dialysis clinics and other health care providers, is uncertain, and our failure to achieve sufficient market acceptance will significantly limit our ability to generate revenue and be profitable. Market acceptance will require substantial marketing efforts and the expenditure of significant funds by us to inform dialysis patients and nephrologists, dialysis clinics and other health care providers of the benefits of using our ESRD therapy products. We may encounter significant clinical and market resistance to our products and our products may never achieve market acceptance. We may not be able to build key relationships with physicians, clinical groups and government agencies, pursue or increase sales opportunities in Europe or elsewhere, or be the first to introduce hemodiafiltration therapy in the United States. Product orders may be cancelled, patients or customers currently using our products may cease to do so and patients or customers expected to begin using our products may not. Factors that may affect our ability to achieve acceptance of our ESRD therapy products in the marketplace include whether:

•	such products will be safe for use;

•	such products will be effective;

•	such products will be cost-effective;

•	we will be able to demonstrate product safety, efficacy and cost-effectiveness;

•	there are unexpected side effects, complications or other safety issues associated with such products; and

•	government or third party reimbursement for the cost of such products is available at reasonable rates, if at all.

Acceptance of our water filtration products in the marketplace is also uncertain, and our failure to achieve sufficient market acceptance and sell such products at competitive prices will limit our ability to generate revenue and be profitable. Our water filtration products and technologies may not achieve expected reliability, performance and endurance standards. Our water filtration products and technology may not achieve market acceptance, including among hospitals, or may not be deemed suitable for other commercial, military, industrial or retail applications.

Many of the same factors that may affect our ability to achieve acceptance of our ESRD therapy products in the marketplace will also apply to our water filtration products, except for those related to side effects, clinical trials and third party reimbursement.

If we cannot develop adequate distribution, customer service and technical support networks, then we may not be able to market and distribute our products effectively and/or customers may decide not to order our products, and, in either case, our sales and revenues will suffer.

Our strategy requires us to distribute our products and provide a significant amount of customer service and maintenance and other technical service. To provide these services, we have begun, and will need to continue, to develop a network of distribution and a staff of employees and independent contractors in each of the areas in which we intend to operate. We cannot assure you we will be able to organize and manage this network on a cost-effective basis. If we cannot effectively organize and manage this network, then it may be difficult for us to distribute our products and to provide competitive service and support to our customers, in which case customers may be unable, or decide not, to order our products and our sales and revenues will suffer.

We may face significant risks associated with international operations, which could have a material adverse effect on our business, financial condition and results of operations.

We expect to manufacture and to market our products in our Target European Market and elsewhere outside of the United States. We expect that our revenues from our Target European Market will initially account for a significant portion of our revenues. Our international operations are subject to a number of risks, including the following:

•	fluctuations in exchange rates of the United States dollar could adversely affect our results of operations;

•	we may face difficulties in enforcing and collecting accounts receivable under some countries’ legal systems;

•	local regulations may restrict our ability to sell our products, have our products manufactured or conduct other operations;

•	political instability could disrupt our operations;

•	some governments and customers may have longer payment cycles, with resulting adverse effects on our cash flow; and

•	some countries could impose additional taxes or restrict the import of our products.

Any one or more of these factors could increase our costs, reduce our revenues, or disrupt our operations, which could have a material adverse effect on our business, financial condition and results of operations.

If we are unable to keep our key management and scientific personnel, then we are likely to face significant delays at a critical time in our corporate development and our business is likely to be damaged.

Our success depends upon the skills, experience and efforts of our management and other key personnel, including our chief executive officer, certain members of our scientific and engineering staff and our marketing executives. As a relatively new company, much of our corporate, scientific and technical knowledge is concentrated in the hands of these few individuals. We do not maintain key-man life insurance on any of our management or other key personnel other than Norman Barta, on whom we obtained a $1 million key-man life insurance policy. The loss of the services of one or more of our present management or other key personnel could significantly delay the development and/or launch of our products as there could be a learning curve of several months or more for any replacement personnel. Furthermore, competition for the type of highly skilled individuals we require is intense and we may not be able to attract and retain new employees of the caliber needed to achieve our objectives. Failure to replace key personnel could have a material adverse effect on our business, financial condition and operations.

Our fourth amended and restated certificate of incorporation, as amended, limits liability of our directors and officers, which could discourage you or other stockholders from bringing suits against our directors or officers in circumstances where you think they might otherwise be warranted.

Our fourth amended and restated certificate of incorporation, as amended, provides, with specific exceptions required by Delaware law, that our directors are not personally liable to us or our stockholders for monetary damages for any action or failure to take any action. In addition, we have agreed to, and our fourth amended and restated certificate of incorporation, as amended, and amended and restated bylaws provide for, mandatory indemnification of directors and officers to the fullest extent permitted by Delaware law. These provisions may discourage stockholders from bringing suit against a director or officer for breach of duty and may reduce the likelihood of derivative litigation brought by stockholders on our behalf against any of our directors or officers.

If and to the extent we are found liable in certain proceedings or our expenses related to those or other legal proceedings become significant, then our liquidity could be materially adversely affected and the value of our stockholders’ interests in us could be impaired.

In April 2002, we entered into a letter agreement with Hermitage Capital Corporation (“Hermitage”), as placement agent, the stated term of which was from April 30, 2002 through September 30, 2004. As of February 2003, we entered into a settlement agreement with Hermitage pursuant to which, among other things: the letter agreement was terminated; the parties gave mutual releases relating to the letter agreement; and we agreed to issue Hermitage or its designees, upon the closing of certain transactions contemplated by a separate settlement agreement between us and Lancer Offshore, Inc., warrants exercisable until February 2006 to purchase an aggregate of 60,000 shares of Common Stock for $2.50 per share (or 17,046 shares of our Common Stock for $8.80 per share, if adjusted for the reverse stock split pursuant to the antidilution provisions of such warrant, as amended). Because Lancer Offshore, Inc. never satisfied the closing conditions and, consequently, a closing has not been held, we have not issued any warrants to Hermitage in connection with our settlement with them. In June 2004, Hermitage threatened to sue us for warrants it claims are due to it under its settlement agreement with us as well as a placement fee and additional warrants it claims are, or will be, owed in connection with our initial public offering completed on September 24, 2004, as compensation for allegedly introducing us to one of the underwriters. We had some discussions with Hermitage in the hopes of reaching an amicable resolution of any potential claims, most recently in January 2005. We have not heard from Hermitage since then.

If and to the extent we are found to have significant liability to Hermitage in any lawsuit Hermitage may bring against us, then our liquidity could be materially adversely affected and/or our stockholders could experience dilution in their investment in us and the value of our stockholders’ interests in us could be impaired.

Additionally, we were a defendant in an action captioned Marty Steinberg, Esq. as Receiver for Lancer Offshore, Inc. v. Nephros, Inc., Case No. 04-CV-20547, that was commenced on March 8, 2004. That action is ancillary to a proceeding captioned Securities and Exchange Commission v. Michael Lauer, et. al., Case No. 03-CV-80612, which was commenced on July 8, 2003, wherein the court appointed a Receiver to manage Lancer Offshore, Inc. and various related entities. On December 19, 2005 (the “Date of Entry”) the United States District Court for the Southern District of Florida issued an order approving the Stipulation of Settlement entered into on November 8, 2005 (the “Settlement”) between the Receiver and us. The Settlement required that we pay the Receiver an aggregate of $900,000 (the “Settlement Amount”) under the following payment terms: $100,000 no later than 30 days after the Date of Entry; and four payments of $200,000 each at six month intervals thereafter. In addition, any warrants previously issued to Lancer Offshore, Inc. have been cancelled, and we issued to the Receiver warrants to purchase 21,308 shares of our Common Stock (the “Settlement Warrants”), exercisable for a period of three years at an exercise price of $1.50 per share, the market price as of the Date of Entry. We issued the Settlement Warrants and made the first two required $200,000 installments.

On July 23, 2007, we received notice from the Receiver of our failure to pay the third $200,000 installment to the Receiver and asking us to cure such default by July 30, 2007. The letter also indicated that the Receiver intended to (i) file a Certificate of Default and seek a final judgment in the amount of $1.2 million, less those portions we have already paid, if we were unable to cure in the time specified, and (ii) seek to recover its attorneys’ fees and costs if legal fees were incurred in connection with such filing.

On August 20, 2007, Receiver filed a Certificate of Default (“Certificate of Default”) seeking an entry of final judgment in favor of the Receiver in the amount of $700,000 plus interest and attorney’s fees and costs. On August 24, 2007, following discussions with us, the Receiver agreed to a one-time 30 day extension of time for us to respond to the motion made in the Certificate of Default and agreed that if we tendered the delinquent installment no later than October 4, 2007, Receiver would consider the default to be cured. On October 3, 2007, we paid the Receiver the final two payments of $200,000, thereby fully satisfying our obligations under the Settlement. We are awaiting final written acknowledgement from the court of our satisfaction of all liabilities due under the Settlement.

We may use our financial resources in ways with which you do not agree and in ways that may not yield a favorable return.

Our management has broad discretion over the use of our financial resources, including the net proceeds from our initial public offering and our subsequent financings. Stockholders may not deem such uses desirable. Our use of our financial resources may vary substantially from our currently planned uses. We cannot assure you that we will apply such proceeds effectively or that we will invest such proceeds in a manner that will yield a favorable return or any return at all.

Several provisions of the Delaware General Corporation Law, our fourth amended and restated certificate of incorporation, as amended, and our amended and restated bylaws could discourage, delay or prevent a merger or acquisition, which could adversely affect the market price of our Common Stock.

Several provisions of the Delaware General Corporation Law, our fourth amended and restated certificate of incorporation, as amended, and our amended and restated bylaws could discourage, delay or prevent a merger or acquisition that stockholders may consider favorable, and the market price of our Common Stock could be reduced as a result. These provisions include:

•	authorizing our board of directors to issue “blank check” preferred stock without stockholder approval;

•	providing for a classified board of directors with staggered, three-year terms;

•	prohibiting us from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder unless certain provisions are met;

•	prohibiting cumulative voting in the election of directors;

•	limiting the persons who may call special meetings of stockholders; and

•	establishing advance notice requirements for nominations for election to our board of directors or for proposing matters that can be acted on by stockholders at stockholder meetings.

As a relatively new public company with little or no name recognition and with several risks and uncertainties that could impair our business operations, we are not likely to generate widespread interest in our Common Stock. Without widespread interest in our Common Stock, our Common Stock price may be highly volatile and an investment in our Common Stock could decline in value.

Unlike many companies with publicly traded securities, we have little or no name recognition in the investment community. We are a relatively new public company and very few investors are familiar with either our company or our products. We do not have an active trading market in our Common Stock, and one might never develop, or if it does develop, might not continue.

Additionally, the market price of our Common Stock may fluctuate significantly in response to many factors, many of which are beyond our control. Risks and uncertainties, including those described elsewhere in this “Certain Risks and Uncertainties” section could impair our business operations or otherwise cause our operating results or prospects to be below expectations of investors and market analysts, which could adversely affect the market price of our Common Stock. As a result, investors in our Common Stock may not be able to resell their shares at or above their purchase price and could lose all of their investment.

Securities class action litigation is often brought against public companies following periods of volatility in the market price of such company’s securities. As a result, we may become subject to this type of litigation in the future. Litigation of this type could be extremely expensive and divert management’s attention and resources from running our company.

If we fail to maintain an effective system of internal controls over financial reporting, we may not be able to accurately report our financial results, which could have a material adverse effect on our business, financial condition and the market value of our securities.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports. If we cannot provide reliable financial reports, our reputation and operating results may be harmed. Management identified a material weakness in internal control over financial reporting, due to an insufficient number of resources in the accounting and finance department, resulting in (i) an ineffective review, monitoring and analysis of schedules, reconciliations and financial statement disclosures and (ii) the misapplication of generally accepted accounting principles (“U.S. GAAP”) and SEC reporting requirements. Due to the pervasive effect of the lack of resources, including a lack of resources that are appropriately qualified in the areas of U.S. GAAP and SEC reporting, and the potential impact on the financial statements and disclosures and the importance of the annual and interim financial closing and reporting process, in the aggregate, there is more than a remote likelihood that a material misstatement of the annual financial statements would not have been prevented or detected.

Management is in the process of remediating the above-mentioned weakness in our internal control over financial reporting and has designed the following steps to be implemented:

•	Develop procedures to implement a formal monthly closing process and hold monthly meetings to address the monthly closing process;

•	Establish a detailed timeline for review and completion of financial reports to be included in our Forms 10-QSB and 10-KSB;

•	Enhance the level of service provided by outside accounting service providers to further support and supplement our internal staff in accounting and related areas;

•	Seek additional staffing to provide additional resources for internal preparation and review of financial reports; and

•	Employ the use of appropriate supplemental SEC and U.S. GAAP checklists in connection with our closing process and the preparation of our Forms 10-QSB and 10-KSB.

The implementation of these remediation plans has been initiated and will continue during the fourth quarter of fiscal 2007. The material weakness will not be considered remediated until the applicable remedial procedures are tested and management has concluded that the procedures are operating effectively.

The use of our financial resources will be required not only for implementation of these measures, but also for testing their effectiveness. Based on our existing funds, there can be no assurance that such procedures will be implemented on a timely basis, or at all. If we are not able to implement controls to avoid the occurrence of these kinds of problems in the future, we might report results that are not consistent with our actual results and we may need to restate results that will have been previously reported.

Our directors, executive officers and principal stockholders control a significant portion of our stock and, if they choose to vote together, could have sufficient voting power to control the vote on substantially all corporate matters.

As of September 30, 2007, our directors, executive officers and principal stockholders beneficially owned approximately 64.5% of our outstanding Common Stock. As of September 30, 2007, Ronald O. Perelman beneficially owned 28.8% of our outstanding Common Stock. As of September 30, 2007, WPPN, LP, Wasserstein SBIC Ventures II L.P., WV II Employee Partners, LLC, and BW Employee Holdings, LLC, entities that may be deemed to be controlled by Bruce Wasserstein (collectively, the “Wasserstein Entities”), beneficially owned an aggregate of 15.7% of our outstanding Common Stock, although Mr. Wasserstein himself disclaims beneficial ownership of the shares held by the Wasserstein Entities except to the extent of his pecuniary interest therein (which is less than 1% of our outstanding Common Stock).

Effective 21 days after a definitive version of this Information Statement is sent or given to our stockholders, the holders of our New Notes will automatically receive approximately 25,462,465 shares of our Common Stock in the aggregate, representing approximately 67.4% of the outstanding shares of voting Common Stock. After conversion of the New Notes and assuming the exercise of all of the warrants to be issued in connection with the conversion of the principal amount of the Purchased Notes, the holders of the New Notes would beneficially own, in the aggregate, 36,196,530 shares of Common Stock, representing approximately 74.6% of the outstanding shares of voting Common Stock.. As a result, the percentage ownership of Ronald O. Perelman and the Wasserstein Entities will be significantly diluted.

Our principal stockholders may have significant influence over our policies and affairs, including the election of directors. Should they act as a group, they will have the power to elect all of our directors and to control the vote on substantially all other corporate matters without the approval of other stockholders. Furthermore, such concentration of voting power could enable those stockholders to delay or prevent another party from taking control of our company even where such change of control transaction might be desirable to other stockholders.

Future sales of our Common Stock could cause the market price of our Common Stock to decline.

The market price of our Common Stock could decline due to sales of a large number of shares in the market, including sales of shares by our large stockholders, and/or by the holders of our Notes as well as sales of the Notes under certain circumstances or the perception that such sales could occur. These sales could also make it more difficult or impossible for us to sell equity securities in the future at a time and price that we deem appropriate to raise funds through future offerings of Common Stock.

Prior to our initial public offering we entered into registration rights agreements with many of our existing security holders that entitled them to have an aggregate of 10,020,248 shares registered for sale in the public market. Moreover, many of those shares, as well as the 184,250 shares we sold to Asahi, could be sold in the public market without registration once they have been held for one year, subject to the limitations of Rule 144 under the Securities Act. In addition, we entered into a registration rights agreement with the holders of our New Notes pursuant to which we granted the holders certain registration rights with respect to the shares of Common Stock issuable upon conversion of the New Notes and upon exercise of the Warrants.

Risks Related to the ESRD Therapy Industry

We expect to face significant competition from existing suppliers of renal replacement therapy devices, supplies and services. If we are not able to compete with them effectively, then we may not be profitable.

We expect to compete in the ESRD therapy market with existing suppliers of hemodialysis and peritoneal dialysis devices, supplies and services. Our competitors include Fresenius Medical Care AG and Gambro AB, currently two of the primary machine manufacturers in hemodialysis, as well as B. Braun Biotech International GmbH, and Nikkiso Corporation and other smaller machine manufacturers in hemodialysis. B. Braun, Fresenius, Gambro and Nikkiso also manufacture HDF machines. These companies and most of our other competitors have longer operating histories and substantially greater financial, marketing, technical, manufacturing and research and development resources and experience than we have. Our competitors could use these resources and experiences to develop products that are more effective or less costly than any or all of our products or that could render any or all of our products obsolete. Our competitors could also use their economic strength to influence the market to continue to buy their existing products.

We do not have a significant established customer base and may encounter a high degree of competition in further developing one. Our potential customers are a limited number of nephrologists, national, regional and local dialysis clinics and other healthcare providers. The number of our potential customers may be further limited to the extent any exclusive relationships exist or are entered into between our potential customers and our competitors. We cannot assure you that we will be successful in marketing our products to these potential customers. If we are not able to develop competitive products and take and hold sufficient market share from our competitors, we will not be profitable.

Some of our competitors own or could acquire dialysis clinics throughout the United States, our Target European Market and other regions of the world. We may not be able to successfully market our products to the dialysis clinics under their ownership. If our potential market is materially reduced in this manner, then our potential sales and revenues could be materially reduced.

Some of our competitors, including Fresenius and Gambro, manufacture their own products and own dialysis clinics in the United States, our Target European Market and/or other regions of the world. In 2005, Gambro divested its U.S. dialysis clinics to DaVita, Inc. and entered a preferred, but not exclusive, ten-year supplier arrangement with DaVita, whereby DaVita will purchase a significant amount of renal products and supplies from Gambro Renal Products. Because these competitors have historically tended to use their own products in their clinics, we may not be able to successfully market our products to the dialysis clinics under their ownership. According to the Fresenius 2006 Form 20-F annual report Fresenius provides treatment in its own dialysis clinics to approximately 163,500 patients in approximately 2,108 facilities around the world of which approximately 1,560 facilities are located in the United States. According to DaVita’s 2006 annual report, DaVita provides treatment in its approximately 1,300 owned and/or operated dialysis centers to approximately 103,000 patients in the United States, and DaVita and Fresenius combined treat approximately 65% of the United States dialysis patients.

We believe that there is currently a trend among ESRD therapy providers towards greater consolidation. If such consolidation takes the form of our competitors acquiring independent dialysis clinics, rather than such dialysis clinics banding together in independent chains, then more of our potential customers would also be our competitors. If our competitors continue to grow their networks of dialysis clinics, whether organically or through consolidation, and if we cannot successfully market our products to dialysis clinics owned by these competitors or any other competitors and do not acquire clinics ourselves, then our revenues could be adversely affected.

If the size of the potential market for our products is significantly reduced due to pharmacological or technological advances in preventative and alternative treatments for ESRD, then our potential sales and revenues will suffer.

Pharmacological or technological advances in preventative or alternative treatments for ESRD could significantly reduce the number of ESRD patients needing our products. These pharmacological or technological advances may include:

•	the development of new medications, or improvements to existing medications, which help to delay the onset or prevent the progression of ESRD in high-risk patients (such as those with diabetes and hypertension);

•	the development of new medications, or improvements in existing medications, which reduce the incidence of kidney transplant rejection; and

•	developments in the use of kidneys harvested from genetically-engineered animals as a source of transplants.

If these or any other pharmacological or technological advances reduce the number of patients needing treatment for ESRD, then the size of the market for our products may be reduced and our potential sales and revenues will suffer.

If government and other third party reimbursement programs discontinue their coverage of ESRD treatment or reduce reimbursement rates for ESRD products, then we may not be able to sell as many units of our ESRD therapy products as otherwise expected, or we may need to reduce the anticipated prices of such products and, in either case, our potential revenues may be reduced.

Providers of renal replacement therapy are often reimbursed by government programs, such as Medicare or Medicaid in the United States, or other third-party reimbursement programs, such as private medical care plans and insurers. We believe that the amount of reimbursement for renal replacement therapy under these programs has a significant impact on the decisions of nephrologists, dialysis clinics and other health care providers regarding treatment methods and products. Accordingly, changes in the extent of coverage for renal replacement therapy or a reduction in the reimbursement rates under any or all of these programs may cause a decline in recommendations or purchases of our products, which would materially adversely affect the market for our products and reduce our potential sales. Alternatively, we might respond to reduced reimbursement rates by reducing the prices of our products, which could also reduce our potential revenues.

As the number of managed health care plans increases in the United States, amounts paid for our ESRD therapy products by non-governmental programs may decrease and we may not generate sufficient revenues to be profitable.

We expect to obtain a portion of our revenues from reimbursement provided by non-governmental programs in the United States. Although non-governmental programs generally pay higher reimbursement rates than governmental programs, of the non-governmental programs, managed care plans generally pay lower reimbursement rates than insurance plans. Reliance on managed care plans for dialysis treatment may increase if future changes to the Medicare program require non-governmental programs to assume a greater percentage of the total cost of care given to dialysis patients over the term of their illness, or if managed care plans otherwise significantly increase their enrollment of these patients. If the reliance on managed care plans for dialysis treatment increases, more patients join managed care plans or managed care plans reduce reimbursement rates, we may need to reduce anticipated prices of our ESRD therapy products or sell fewer units, and, in either case, our potential revenues would suffer.

If HDF does not become a preferred therapy for ESRD, then the market for our ESRD therapy products may be limited and we may not be profitable.

A significant portion of our success is dependent on the acceptance and implementation of HDF as a preferred therapy for ESRD. There are several treatment options currently available and others may be developed. HDF may not increase in acceptance as a preferred therapy for ESRD. If it does not, then the market for our ESRD therapy products may be limited and we may not be able to sell a sufficient quantity of our products to be profitable.

If the per-treatment costs for dialysis clinics using our ESRD therapy products are higher than the costs of clinics providing hemodialysis treatment, then we may not achieve market acceptance of our ESRD therapy products in the United States and our potential sales and revenues will suffer.

If the cost of our ESRD therapy products results in an increased cost to the dialysis clinic over hemodialysis therapies and such cost is not separately reimbursable by governmental programs or private medical care plans and insurers outside of the per-treatment fee, then we may not gain market acceptance for such products in the United States unless HDF therapy becomes the standard treatment method for ESRD. If we do not gain market acceptance for our ESRD therapy products in the United States, then the size of our market and our anticipated sales and revenues will be reduced.

Proposals to modify the health care system in the United States or other countries could affect the pricing of our products. If we cannot sell our products at the prices we plan to, then our margins and our profitability will be adversely affected.

A substantial portion of the cost of treatment for ESRD in the United States is currently reimbursed by the Medicare program at prescribed rates. Proposals to modify the current health care system in the United States to improve access to health care and control its costs are continually being considered by the federal and state governments. We anticipate that the U.S. Congress and state legislatures will continue to review and assess alternative health care reform proposals. We cannot predict whether these reform proposals will be adopted, when they may be adopted or what impact they may have on us if they are adopted. Any spending decreases or other significant changes in the Medicare program could affect the pricing of our ESRD therapy products. As we are not yet established in our business and it will take some time for us to begin to recoup our research and development costs, our profit margins are likely initially to be lower than those of our competitors and we may be more vulnerable to small decreases in price than many of our competitors.

Health administration authorities in countries other than the United States may not provide reimbursement for our products at rates sufficient for us to achieve profitability, or at all. Like the United States, these countries have considered health care reform proposals and could materially alter their government-sponsored health care programs by reducing reimbursement rates for dialysis products.

Any reduction in reimbursement rates under Medicare or foreign health care programs could negatively affect the pricing of our ESRD therapy products. If we are not able to charge a sufficient amount for our products, then our margins and our profitability will be adversely affected.

If patients in our Target European Market were to reuse dialyzers, then our potential product sales could be materially adversely affected.

In the United States, a majority of dialysis clinics reuse dialyzers - that is, a single dialyzer is disinfected and reused by the same patient. However, the trend in our Target European Market is towards not reusing dialyzers, and some countries (such as France, Germany, Italy and the Netherlands) actually forbid the reuse of dialyzers. As a result, each patient in our Target European Market can generally be expected to purchase more dialyzers than each United States patient. The laws forbidding reuse could be repealed and it may become generally accepted to reuse dialyzers in our Target European Market, just as it currently is in the United States. If reuse of dialyzers were to become more common among patients in our Target European Market, then there would be demand for fewer dialyzer units and our potential product sales could be materially adversely affected.

BROKERS, CUSTODIANS, ETC.

Nephros has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

FINANCIAL INFORMATION EXCERPTED FROM THE COMPANY’S FORM 10-KSB
FOR THE YEAR ENDED DECEMBER 31, 20061

Management’s Discussion and Analysis or Plan of Operation

Business Overview

Since our inception in April 1997, we have been engaged primarily in the development of hemodiafiltration, or HDF, products and technologies for treating patients with End Stage Renal Disease, or ESRD. Our products include the OLp ūr MD190 and MD220, which are dialyzers, OLp ūr H2H, an add-on module designed to enable HDF therapy using the most common types of hemodialysis machines, and the OLp ūr NS2000 system, a stand-alone HDF machine with associated filter technology. We began selling our OLp ūr MD190 dialyzer in some parts of our Target European Market in March 2004, and have developed prototypes for our OLp ūr H2H product. We are developing our OLp ūr NS2000 product in conjunction with an established machine manufacturer in Italy. We are working with this manufacturer to modify an existing HDF platform they currently offer for sale in parts of our Target European Market, incorporating our proprietary H2H technology. We have also applied our filtration technologies to water filtration and, in 2006, we fulfilled two purchase orders for our DSU.

To date, we have devoted most of our efforts to research, clinical development, seeking regulatory approval and establishing manufacturing and marketing relationships and our own marketing and sales support staff for the development, production and sale of our ESRD therapy products in our Target European Market and the United States upon their approval by appropriate regulatory authorities.

Since our inception, we have incurred annual net losses. As of December 31, 2006, we had an accumulated deficit of $55,255,794, and we expect to incur additional losses in the foreseeable future. We recognized net losses of $8,012,911 for the year ended December 31, 2006, and $5,468,177 for the year ended December 31, 2005.

Since our inception, we have financed our operations primarily through sales of our equity and debt securities. From inception through December 31, 2006, we received net offering proceeds from private sales of equity and debt securities and from the initial public offering of our common stock (after deducting underwriters’ discounts, commissions and expenses, and our offering expenses) of approximately $40.3 million in the aggregate.

On March 2, 2005, we entered into a Subscription Agreement with Asahi, pursuant to which Asahi purchased 184,250 shares of our common stock for an aggregate of 100 million Japanese Yen ($955,521 or $5.19 per share). The Subscription Agreement contains certain transfer restrictions with respect to the shares purchased thereunder.

Also on March 2, 2005, we entered into a license agreement with Asahi granting Asahi exclusive rights to manufacture and distribute filter products based on our OLp ūr MDHDF filter series hemodiafilter in Japan for 10 years commencing when the first such product receives Japanese regulatory approval. In exchange for these rights, we received an up front license fee in the amount of $1.75 million, and we are entitled to receive additional royalties and milestone payments based on the future sales of such products in Japan, which sales are subject to Japanese regulatory approval. No milestones have been met to date because none of our products have received regulatory approval in Japan.

During January 2006, we received our first purchase order for our DSU from a major hospital in New York City. The hospital conducted an evaluation of our DSUs by installing them in a sampling of the hospital’s patient showers. Upon completion of the first phase, the hospital ordered additional DSU units in December 2006, which we fulfilled, to continue its evaluation. We are in discussion with this hospital in connection with their adoption of the DSU as part of their water filtration system. These initial DSU sales did

1 The risk factors that appeared under the heading “Certain Risks and Uncertainties” in “Item 6, Management’s Discussion and Analysis and Plan of Operation” in the Company’s Form 10-KSB for the year ended December 31, 2006 have been omitted. Please see updated risk factors under the heading “Risk Factors” provided elsewhere in this Information Statement.

not result in material net revenues. We are pursuing a larger multi-hospital study to demonstrate the efficacy of the DSU. Our goal is to publish this study in 2007 in a relevant publication of substantial distribution.

The following trends, events and uncertainties may have a material impact on our potential sales, revenue and income from operations:

(1) the completion and success of additional clinical trials and of our regulatory approval processes for each of our ESRD therapy products in our target territories;

(2) the market acceptance of HDF therapy in the United States and of our technologies and products in each of our target markets;

(3) our ability to effectively and efficiently manufacture, market and distribute our products;

(4) our ability to sell our products at competitive prices which exceed our per unit costs; and

(5) the consolidation of dialysis clinics into larger clinical groups.

To the extent we are unable to succeed in accomplishing (1) through (4), our sales could be lower than expected and dramatically impair our ability to generate income from operations. With respect to (5), the impact could either be positive, in the case where dialysis clinics consolidate into independent chains, or negative, in the case where competitors acquire these dialysis clinics and use their own products, as competitors have historically tended to use their own products in clinics they have acquired.

Regaining Compliance with AMEX’s Continued Listing Standards

We have received notices from the staff of the AMEX that we are not in compliance with certain conditions of the continued listing standards of Section 1003 of the AMEX Company Guide. Specifically, AMEX noted our failure to comply with Section 1003(a)(i) of the AMEX Company Guide relating to shareholders’ equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of our three most recent fiscal years; Section 1003(a)(ii) of the AMEX Company Guide relating to shareholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of our four most recent fiscal years; and Section 1003(a)(iii) of the AMEX Company Guide relating to shareholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in our five most recent fiscal years.

We submitted a plan advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. On November 14, 2006, we received notice from the staff of the AMEX that the staff has reviewed our plan of compliance to meet the AMEX’s continued listing standards and will continue our listing while we seek to regain compliance with the continued listing standards during the period ending January 17, 2008. During the plan period, we must continue to provide the AMEX staff with updates regarding initiatives set forth in its plan of compliance. We will be subject to periodic review by the AMEX staff during the plan period. If we are not in compliance with the continued listing standards at January 17, 2008 or we do not make progress consistent with the plan during the plan period, then the AMEX may initiate immediate delisting proceedings.

Recent Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004) “Share-Based Payment” (“SFAS 123R”) which requires companies to measure and recognize compensation expense for all stock-based payments at fair-value. Stock based payments include stock option grants. SFAS 123R is effective for small business issuers for the first interim reporting period beginning after December 15, 2005. We have adopted SFAS 123R effective January 1, 2006. SFAS 123R requires the recognition of compensation expense in an amount equal to the fair value of all share-based payments granted to employees.

Effective January 1, 2006, we adopted SFAS No. 154, “Accounting Changes and Error Correction — A replacement of APB Opinion No. 20 and FASB No. 3” (“SFAS 154”). The adoption of SFAS 154 did not have a material impact on our financial position, results of operations or cash flows.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 requires companies to determine whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. This interpretation also provides guidance on derecognition, classification, accounting in interim periods, and expanded disclosure requirements. FIN 48 is effective for fiscal years beginning after December 15, 2006. We are currently evaluating the impact of adopting FIN 48 on our financial position, cash flows, and results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 established a fair value hierarchy that prioritizes the information used to develop the assumption that market participants would use when pricing an asset or liability. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. We are currently evaluating the impact of adopting SFAS 157 on our financial position, cash flows, and results of operations

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of determining whether the current year’s financial statements are materially misstated. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material impact on our financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will be effective for the fiscal years ending after November 15, 2007. We are currently evaluating the impact of adopting SFAS 159 on our financial position, cash flows, and results of operations.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires application of management’s subjective judgments, often requiring the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Our actual results may differ substantially from these estimates under different assumptions or conditions. While our significant accounting policies are described in more detail in the notes to consolidated financial statements included in this annual report on Form 10-KSB, we believe that the following accounting policies require the application of significant judgments and estimates.

Revenue Recognition

Revenue is recognized in accordance with Securities and Exchange Commission Staff Accounting Bulletin, or SAB, No. 104 Revenue Recognition. SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed and determinable; and (iv) collectibility is reasonably assured.

We began sales of our first product in March 2004. Prior to fiscal 2005, our sales history did not provide a basis from which to reasonably estimate rates of product return. Consequently, for the fiscal year ended December 31, 2004 we did not recognize revenue from sales until the rights of return expired (thirty days after the date of shipment). Similarly, we deferred cost of goods sold to the extent of amounts billed to customers.

Starting October 1, 2005 sales were recorded net of provisions for estimated returns as we have a more reliable returns history. These estimates are revised as necessary, to reflect actual experience and market conditions.

During 2005, we entered into an agreement with Asahi, a business unit of Asahi Kasei Corporation, granting Asahi exclusive rights to manufacture and distribute filter products based on our OLp ūr MD190 hemodiafilter in Japan for 10 years commencing when the first such product receives Japanese regulatory approval. In exchange for these rights, we received an up front license fee in the amount of $1,750,000, and we are entitled to receive additional royalties and milestone payments based on the future sales of products in Japan, which sales are subject to Japanese regulatory approval. Because (i) the license agreement requires no continuing involvement in the manufacture and delivery of the licensed product in the covered territory of Japan; (ii) the criteria of SAB No. 104 have been met; and (iii) the license fee received is non-refundable, we recognized $1,750,000 in contract revenue on the effective date of the license agreement.

Accrued Expenses

We are required to estimate accrued expenses as part of our process of preparing financial statements. This process involves identifying services which have been performed on our behalf, and the level of service performed and the associated cost incurred for such service as of each balance sheet date in our financial statements. Examples of areas in which subjective judgments may be required include costs associated with services provided by contract organizations for the preclinical development of our products, the manufacturing of clinical materials, and clinical trials, as well as legal and accounting services provided by professional organizations. In connection with such service fees, our estimates are most affected by our understanding of the status and timing of services provided relative to the actual levels of services incurred by such service providers. The majority of our service providers invoice us monthly in arrears for services performed. In the event that we do not identify certain costs, which have begun to be incurred, or we under- or over-estimate the level of services performed or the costs of such services, our reported expenses for such period would be too low or too high. The date on which certain services commence, the level of services performed on or before a given date and the cost of such services are often determined based on subjective judgments. We make these judgments based upon the facts and circumstances known to us in accordance with generally accepted accounting principles.

Stock-Based Compensation

We have adopted SFAS 123R, effective January 1, 2006. SFAS 123R requires the recognition of compensation expense in an amount equal to the fair value of all share-based payments granted to employees. We have elected the modified prospective transition method and therefore adjustments to prior periods are not required as a result of adopting SFAS 123R. Under this method, the provisions of SFAS 123R apply to all awards granted after the date of adoption and to any unrecognized expense of awards unvested at the date of adoption based on the grant date fair value. SFAS 123R also amends SFAS No. 95, “Statement of Cash Flows,” to require that excess tax benefits that had been reflected as operating cash flows be reflected as financing cash flows. Deferred compensation of $2,189,511 related to the awards granted in periods prior to January 1, 2006 were reclassified against additional paid-in capital, as required by SFAS 123R.

Prior to our initial public offering, options were granted to employees, non-employees and non-employee directors at exercise prices which were lower than the fair market value of our stock on the date of grant. After the date of our initial public offering, stock options are granted to employees, non-employees and non-employee directors at exercise prices equal to the fair market value of our stock on the date of grant. Stock options granted have a life of 10 years and vest upon a combination of the following: immediate vesting; straight line vesting of two, three, or four years; and upon the achievement of certain milestones.

Inventory Reserves

Our inventory reserve requirements are based on factors including the products’ expiration date and estimates for the future sales of product. If estimated sales levels do not materialize, we will make adjustments to its assumptions for inventory reserve requirements.

Results of Operations

Fluctuations in Operating Results

Our results of operations have fluctuated significantly from period to period in the past and are likely to continue to do so in the future. We anticipate that our annual results of operations will be impacted for the foreseeable future by several factors including the progress and timing of expenditures related to our research and development efforts, marketing expenses related to product launches, timing of regulatory approval of our various products and market acceptance of our products. Due to these fluctuations, we believe that the period to period comparisons of our operating results are not a good indication of our future performance.

The Fiscal Year Ended December 31, 2006 Compared to the Fiscal Year Ended December 31, 2005

Revenues

Total revenues for the fiscal year ended December 31, 2006 were $793,489 compared to $2,424,483 for the fiscal year ended December 31, 2005. Product revenues increased from $674,483 for the fiscal year ended December 31, 2005 to $793,489 for the fiscal year ended December 31, 2006, an increase of 18%. This $119,006 increase in product revenues is primarily due to increased unit sales of our OLp ūr MDHDF filter series product in our Target European Market, which was partially offset by lower average realized prices. The sales of our DSU product, introduced in January 2006, contributed $20,520 to the increase in product revenues. Results for the fiscal year ended December 31, 2005 included the licensing revenues of $1,750,000 resulting from our agreement with Asahi Kasei Medical Co., Ltd. (“Asahi”).

Cost of Goods Sold

Cost of goods sold increased by $564,264 as cost of sales for the fiscal year ended December 31, 2006 were $943,726 compared to $379,462 for the fiscal year ended December 31, 2005.

The $564,264 increase in cost of goods sold is primarily due to $313,557 in adjustments to inventory, $93,210 increase in cost of goods due to greater sales volumes, $28,890 for the impact of currency translation and other factors, $25,215 in production waste inefficiency and $18,090 related to our sales of the DSU. In 2005, cost of sales was impacted by a reduction of $82,011 relating to manufacturing credits we received as a result of certain products requiring rework by one of our manufacturers. No sales of the DSU were reported during the year ended December 31, 2005.

The aforementioned inventory adjustments of $313,557 relate to a write-off of expired inventory of $154,621, a revaluation of specific inventory lots to reflect the competitive pricing environment in the German market of $141,074 and an adjustment of $17,862 related to the destruction of returns from a 2005 sale to a French clinic.

Research and Development

Research and development expenses increased to $1,844,220 for the fiscal year ended December 31, 2006 from $1,756,492 for the fiscal year ended December 31, 2005. The $87,728 increase is primarily due to expenses associated with the outside testing and clinical trial related to the H2H.

Depreciation Expense

Depreciation expense increased to $319,164 for the fiscal year ended December 31, 2006 from $305,601 for the fiscal year ended December 31, 2005, an increase of $13,563. The increase primarily relates to currency translation factors. Depreciation expenses were previously classified as selling, general and administrative expenses and have been reclassified to conform to current year presentation.

Selling, General and Administrative Expenses

Selling, general and administrative expenses decreased to $5,718,037 for the fiscal year ended December 31, 2006 from $6,307,399 for the fiscal year ended December 31, 2005. The decrease of $589,362 reflects a $706,491 decrease in selling expenses and a $287,914 lower severance expense, being offset by a $405,043 increase in general and administrative expenses.

Selling expenses decreased to $1,347,958 for the fiscal year ended December 31, 2006 from $2,054,449 for the fiscal year ended December 31, 2005. The decrease of $706,491 is primarily due to a reduction in European marketing expenses reflecting lower payroll expenses of $401,493, lower sampling expense of $294,884 and a $167,164 decrease in combined U.S. and European based travel related expenses. The decrease in payroll expense is principally due to the 2005 termination of our Senior Vice President of Marketing and Sales.

General and administrative expenses increased to $4,339,743 for the fiscal year ended December 31, 2006 from $3,934,700 for the year ended December 31, 2005. The $405,043 increase is primarily due to expenses associated with fees for professional services associated with investor relations and financial services of approximately $281,765 and increased expenses associated with accounting and audit related services of $188,605. These increases were partially offset by a $51,146 decrease in legal expenses and a decrease in premium expense of $46,492 on directors and officers insurance due to improved market conditions for this category of insurance.

Interest Income

Interest income decreased to $211,881 for the fiscal year ended December 31, 2006 from $233,207 for the fiscal year ended December 31, 2005. The $21,326 decrease is primarily due to lower average balances of our cash equivalents and short term investments for the twelve months ended December 31, 2006 as compared to the prior year period.

Interest Expense

Interest expense totaled $195,089 for the fiscal year ended December 31, 2006. There was no interest expense for the fiscal year ended December 31, 2005. The current period interest expense primarily represents $183,321 for the accrued interest liability associated with our 6% Secured Convertible Notes due 2012 (“the Notes”), $6,893 associated with the amortization of the debt discount on the Notes and $4,161 for the interest portion of the present value of payments we made to the Receiver of the Lancer Offshore, Inc. pursuant to certain settlement arrangements. For additional information about the Notes, please see the section “Liquidity and Capital Resources” below.

Other Income

Other income of $1,955 in the fiscal year ended December 31, 2006 represents the change in the valuation of the warrants attached to the Notes.

In the fiscal year ended December 31, 2005, the gain of $623,087 was recorded in conjunction with the settlement of the Ancillary Proceeding with Lancer Offshore, Inc. (See “Note 9 — Commitments and Contingencies — Settlement Agreements” to the Condensed Consolidated Financial Statements for a description of the settlement).

Off-Balance Sheet Arrangements

The Company did not engage in any off-balance sheet arrangements during the periods ended December 31, 2006.

Liquidity, Going Concern and Capital Resources

The financial statements included in this Annual Report on Form 10-KSB have been prepared assuming that we will continue as a going concern, however, there can be no assurance that we will be able to do so. Our recurring losses and difficulty in generating sufficient cash flow to meet our obligations and sustain our operations raise substantial doubt about our ability to continue as a going concern, and our consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

At December 31, 2006, we had $253,043 in cash and cash equivalents and $2,800,000 in short-term investments. As of April 2, 2007, we had approximately $447,000 in cash and cash equivalents and $900,000 invested in short term securities. We have implemented a strict cash management program to conserve our cash, reduce our expenditures and control our payables. In accordance with this cash management program, we believe that our existing funds will be sufficient to fund our currently planned operations through the second quarter of 2007. If we are unable to successfully implement our cash management program, then we would be unable to fund our currently planned operations through that date.

We will need to raise additional funds through either the licensing or sale of our technologies or the additional public or private offerings of our securities. We are currently investigating additional funding opportunities, talking to various potential investors who could provide financing and we believe that we will be able to secure financing in the near term. However, there can be no assurance that we will be able to obtain further financing, do so on reasonable terms, do so on terms that will satisfy the AMEX’s continued listing standards or do so on terms that would not substantially dilute your equity interests in us. If we are unable to raise additional funds on a timely basis, or at all, we will not be able to continue our operations and we may be de-listed from the AMEX.

We do not generate enough revenue through the sale of our products or licensing revenues to meet our expenditure needs. Our ability to make payments on our indebtedness will depend on our ability to generate cash in the future. This, to some extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. There can be no assurance that our future cash flow will be sufficient to meet our obligations and commitments. If we are unable to generate sufficient cash flow from operations in the future to service our indebtedness and to meet our other commitments, we will be required to adopt alternatives, such as seeking to raise additional debt or equity capital, curtailing our planned activities or ceasing our operations. There can be no assurance that any such actions could be effected on a timely basis or on satisfactory terms or at all, or that these actions would enable us to continue to satisfy our capital requirements. For additional information describing the risks concerning our liquidity, please see “Certain Risks and Uncertainties” below.

Our future liquidity sources and requirements will depend on many factors, including:

•	the market acceptance of our products, and our ability to effectively and efficiently produce and market our products;

•	the availability of additional financing, through the sale of equity securities or otherwise, on commercially reasonable terms or at all;

•	the timing and costs associated with obtaining the Conformité Européene, or CE, mark, which demonstrates compliance with the relevant European Union requirements and is a regulatory prerequisite for selling our ESRD therapy products in the European Union and certain other countries that recognize CE marking (for products other than our OLp ūr MDHDF filter series, for which the CE mark was obtained in July 2003), or United States regulatory approval;

•	the ability to maintain the listing of our common stock on the AMEX;

•	the continued progress in and the costs of clinical studies and other research and development programs;

•	the costs involved in filing and enforcing patent claims and the status of competitive products; and

•	the cost of litigation, including potential patent litigation and any other actual or threatened litigation.

We expect to put our current capital resources and the additional capital we are seeking to raise to the following uses:

•	for the marketing and sales of our products;

•	to complete certain clinical studies, obtain appropriate regulatory approvals and expand our research and development with respect to our ESRD therapy products;

•	to continue our ESRD therapy product engineering;

•	to pursue business opportunities with respect to our DSU water-filtration product;

•	to pay the Receiver of Lancer Offshore, Inc. amounts due under the settlement with respect to the Ancillary Proceeding between us and the Receiver (See “Note 9 — Commitments and Contingencies — Settlement Agreements” to the Condensed Consolidated Financial Statements for a description of the settlement);

•	to pay a former supplier, Plexus Services Corp., amounts due under our settlement agreement; and

•	for working capital purposes and for additional professional fees and expenses and other operating costs.

Our forecast of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary materially. In the event that our plans change, our assumptions change or prove inaccurate, or if our existing cash resources, together with other funding resources including increased sales of our products, otherwise prove to be insufficient to fund our operations and we are unable to obtain additional financing, we will be required to adopt alternatives, such as curtailing our planned activities or ceasing our operations.

In June 2006, we entered into subscription agreements with certain investors who purchased an aggregate of $5,200,000 principal amount of our 6% Secured Convertible Notes due 2012 (the “Notes”) for the face value thereof. We closed on the sale of the first tranche of Notes, in an aggregate principal amount of $5,000,000, on June 1, 2006 (the “First Tranche”) and closed on the sale of the second tranche of Notes, in an aggregate principal amount of $200,000, on June 30, 2006 (the “Second Tranche”). The Notes are secured by substantially all of our assets.

The Notes accrue interest at a rate of 6% per annum, compounded annually and payable in arrears at maturity. Subject to certain restrictions, principal and accrued interest on the Notes are convertible at any time at the holder’s option into shares of our common stock, at an initial conversion price of $2.10 per share (subject to anti-dilution adjustments upon the occurrence of certain events). There is no cap on any increases to the conversion price. The conversion price may not be adjusted to an amount less than $0.001 per share, the current par value of our common stock. We may cause the Notes to be converted at their then effective conversion price, if the common stock achieves average last sales prices of at least 240% of the then effective conversion price and average daily volume of at least 35,000 shares (subject to adjustment) over a prescribed time period. In the case of an optional conversion by the holder or a compelled conversion by us, we have 15 days from the date of conversion to deliver certificates for the shares of common stock issuable upon such conversion. As further described below, conversion of the Notes is restricted, pending stockholder approval.

We may prepay outstanding principal and interest on the Notes at any time. Any prepayment requires us to pay each holder a premium equal to 15% of the principal amount of the Notes held by such holder receiving the prepayment if such prepayment is made on or before June 1, 2008, and 5% of the principal amount of the Notes held by such holder receiving prepayment in connection with prepayments made thereafter. In addition to the applicable prepayment premium, upon any prepayment of the Notes occurring on or before June 1, 2008, we must issue the holder of such Notes warrants (“Prepayment Warrants”) to purchase a quantity of common stock equal to three shares for every $20 principal amount of Notes prepaid at an exercise price of $0.01 per share (subject to adjustment). Upon issuance, the Prepayment Warrants would expire on June 1, 2012.

Unless and until our stockholders approve the issuance of shares of common stock in excess of such amount, the number of shares of common stock issuable upon conversion of the First Tranche of Notes and exercise of the Prepayment Warrants related thereto, in the aggregate, is limited to 2,451,280 shares, which equals approximately 19.9% of the number of shares of common stock outstanding immediately prior to the issuance of the Notes. We will not issue any shares of common stock upon conversion of the Second Tranche of Notes or exercise of any Prepayment Warrants that may be issued pursuant to such Notes until our stockholders approve the issuance of shares of common stock upon conversion of the Notes and exercise of the Prepayment Warrants as may be required by the applicable rules and regulations of the AMEX.

In connection with the sale of the Notes, we have entered into a registration rights agreement with the investors pursuant to which we granted the investors two demand registration rights and unlimited piggy-back and short-form registration rights with respect to the shares of common stock issuable upon conversion of the Notes or exercise of Prepayment Warrants, if any.

Subject to terms and conditions set forth in the Notes, the outstanding principal of and accrued interest on the Notes may become immediately due and payable upon the occurrence of any of the following events of default: our failure to pay principal or interest on the Notes when due; certain bankruptcy-related events with respect to us; material breach of any representation, warranty or certification made by us in or pursuant to the Notes, or under the registration rights agreement or the subscription agreements; our incurrence of Senior Debt (as defined in the Notes); the acceleration of certain of our other debt; or the rendering of certain judgments against us.

The Notes contain a prepayment feature that requires us to issue common stock purchase warrants to the Note holders for partial consideration of certain Note prepayments that the Note holders may demand under certain circumstances. Pursuant to the Notes, we must offer the Note holders the option (the “Holder Prepayment Option”) of prepayment (subject to applicable premiums) of their Notes, if we complete an asset sale in excess of $250,000 outside the ordinary course of business (a “Major Asset Sale”), to the extent of the net cash proceeds of such Major Asset Sale. Paragraph 12 of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” (“SFAS 133”), provides that an embedded derivative shall be separated from the host contract and accounted for as a derivative instrument if and only if certain criteria are met. In consideration of SFAS 133, we have determined that the Holder Prepayment Option is an embedded derivative to be bifurcated from the Notes and carried at fair value in our financial statements. At December 31, 2006 the value of the embedded derivative was a liability of approximately $69,000. Such valuation decreased by approximately $2,000 during the fiscal year ended December 31, 2006. We reassess the valuation of the Holder Prepayment Option quarterly.

At December 31, 2006, we had an accumulated deficit of $55,255,794, and we expect to incur additional losses in the foreseeable future at least until such time, if ever, that we are able to increase product sales or licensing revenue. We have financed our operations since inception primarily through the private placements of equity and debt securities and our initial public offering in September 2004 and from licensing revenue received from Asahi in March 2005.

Net cash used in operating activities was $7,299,597 for the twelve months ended December 31, 2006 compared to $5,103,948 for the twelve months ended December 31, 2005. Included in the prior year amounts is the impact of the Asahi contract revenue of $1,750,000 (the “Asahi Transaction”) offset by cash used in operating activities in the twelve months ended December 31, 2005 of approximately $6,853,948.

During 2006, the net cash used in operating activities was approximately $446,000 higher then the net cash used in operating activities (excepting the Asahi Transaction) during 2005. While this difference is primarily due to the fact that the 2006 net loss is approximately $800,000 greater than the net loss (excepting the Asahi Transaction) in 2005, other items also impacted the difference. The most significant items are highlighted below:

•	During 2005, we incurred a non-cash gain of $623,087 related to a settlement agreement.

•	During 2006, our inventory decreased by approximately $303,000. This compares to an increase in inventory from 2004 to 2005.

•	During 2006, we paid severance costs of approximately $249,000. There were no comparable payments during 2005.

•	During 2006, we paid amounts due under settlement agreements totaling approximately $346,000 (included with “other liabilities” on the statement of cash flow).

Net cash provided by investing activities was $1,589,837 for the twelve months ended December 31, 2006 compared to net cash provided of $1,102,710 for the twelve months ended December 31, 2005. For the fiscal year ended December 31, 2005, net cash used reflects $397,290 of fixed asset purchases consisting mainly of manufacturing equipment for the production of our OLp ūr MDHDF filters. In 2006, $110,163 of fixed assets were purchased primarily related to manufacturing and computer equipment. Net cash provided by investing activities was increased by $1,700,000 in net repayments of short term securities during the twelve months ended December 31, 2006, as compared to net repayments for the twelve months ended December 31, 2005 of $1,500,000.

Net cash provided by financing activities was approximately $5,201,441 for the twelve months ended December 31, 2006 compared to approximately $1,002,761 for the twelve months ended December 31, 2005. The net cash provided in the current period reflects the sale of an aggregate of approximately $5,200,000 of our Notes and $1,441 from the exercise of options to purchase of our common stock. Financing activities in the twelve months ended December 31, 2005 included net proceeds of $955,521 from Asahi from the sale of 184,250 shares of our common stock pursuant to a Subscription Agreement dated March 2, 2005.

Contractual Obligations and Commercial Commitments

The following tables summarize our minimum contractual obligations and commercial commitments as of December 31, 2006:

	Payments Due in Period
		Within	Years	Years	More Than
Contractual Obligations	Total	1 Year	1-3	3-5	5 Years

Convertible Notes(1)	$7,290,229	$—	$—	$—	$7,290,229
Leases	133,612	133,612	—	—	—
Employment Contracts	567,075	424,163	142,912		—

Total	$7,990,916	$557,775	$142,912	$—	$7,290,229

(1)	Includes interest of $2,090,229.

NEPHROS, INC. AND SUBSIDIARY

Consolidated Balance Sheets

	December 31,	December 31,
	2006	2005

ASSETS
Current assets:
Cash and cash equivalents	$253,043	$746,581
Short-term investments	2,800,000	4,500,000
Accounts receivable, less allowances of $48,368 and $34,687, respectively	227,889	244,100
Inventory, net	511,714	814,548
Prepaid expenses and other current assets	440,294	358,306

Total current assets	4,232,940	6,663,535

Property and equipment, net	910,525	1,143,309
Other assets	23,233	17,731

Total assets	$5,166,698	$7,824,575

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$567,566	$766,158
Accrued expenses	649,074	451,109
Accrued severance expense	94,270	318,250
Note payable — short-term portion	379,701	295,838

Total current liabilities	1,690,611	1,831,355

Convertible notes payable	5,204,938	—
Accrued interest — convertible notes	183,321	—
Note payable — long-term portion	184,025	613,727

Total liabilities	7,262,895	2,445,082

Stockholders’ (deficit) equity:

Common stock, $.001 par value; 25,000,000 shares authorized at December 31, 2006 and December 31, 2005; 12,317,992 and 12,313,494 shares issued and outstanding at December 31, 2006 and 2005, respectively	12,318	12,313
Additional paid-in capital	53,135,371	54,848,711
Deferred compensation	—	(2,189,511)
Accumulated other comprehensive income (loss)	11,908	(49,137)
Accumulated deficit	(55,255,794)	(47,242,883)

Total stockholders’ (deficit) equity	(2,096,197)	5,379,493

Total liabilities and stockholders’ (deficit) equity	$5,166,698	$7,824,575

The accompanying notes are an integral part of these statements.

NEPHROS, INC. AND SUBSIDIARY

Consolidated Statements of Operations

	Twelve Months Ended December 31
	2006	2005

Contract revenues	$—	$1,750,000
Net product revenues	793,489	674,483

Net revenues	793,489	2,424,483

Cost of goods sold	943,726	379,462

Gross (loss) profit	(150,237)	2,045,021

Operating expenses:
Research and development	1,844,220	1,756,492
Depreciation expense	319,164	305,601
Selling, general and administrative	5,718,037	6,307,399

Total operating expenses	7,881,421	8,369,492

Loss from operations	(8,031,658)	(6,324,471)

Interest income	211,881	233,207
Interest expense	195,089	—
Other income	1,955	623,087

Net loss	$(8,012,911)	$(5,468,177)

Basic and diluted net loss per common share	$(0.65)	$(0.45)

Shares used in computing basic and diluted net loss per common share	12,317,080	12,269,054

The accompanying notes are an integral part of these statements.

NEPHROS, INC. AND SUBSIDIARY

Consolidated Statement of Changes in Stockholders’ (Deficit) Equity

					Accumulated
			Additional		Other
	Common Stock		Paid-in	Deferred	Comprehensive	Accumulated
	Shares	Amount	Capital	Compensation	Loss	Deficit	Total

Balance, December 31, 2004	12,120,248	$12,120	$53,740,171	$(2,479,317)	$152,373	$(41,774,706)	$9,650,641
Comprehensive loss:
Net loss	—	—	—	—	—	(5,468,177)	(5,468,177)
Net unrealized losses on foreign currency translation	—	—	—	—	(205,570)	—	(205,570)
Net unrealized gains on available-for-sale securities	—	—	—	—	4,060	—	4,060

Comprehensive loss							(5,669,687)
Amortization of deferred compensation	—	—		378,430	—	—	378,430
Issuance of Noncash stock-based compensation			173,347	(173,347)
Cancelled stock options due to terminations	—	—	(84,723)	84,723	—	—	—
Exercise of stock options	8,996	9	2,870	—	—	—	2,879
Adjustment to issuance of common stock in connection with initial public offering	—	—	44,361	—	—	—	44,361
Issuance of common stock in connection with private placement	184,250	184	955,337	—	—	—	955,521
Issuance of warrants in connection with settelement of legal proceedings	—	—	17,348	—	—	—	17,348

Balance, December 31, 2005	12,313,494	$12,313	$54,848,711	$(2,189,511)	$(49,137)	$(47,242,883)	$5,379,493
Comprehensive loss:
Net loss	—	—	—	—	—	(8,012,911)	(8,012,911)
Net unrealized gains on foreign currency translation	—	—	—	—	61,045	—	61,045

Comprehensive loss	—	—	—	—	—	—	(7,951,866)
Reclassification of deferred compensation	—	—	(2,189,511)	2,189,511	—	—	—
Noncash stock-based compensation	—	—	474,735	—	—	—	474,735
Exercise of stock options	4,498	5	1,436	—	—	—	1,441

Balance, December 31, 2006	12,317,992	$12,318	$53,135,371	$—	$11,908	$(55,255,794)	$(2,096,197)

The accompanying notes are an integral part of these statements.

NEPHROS, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2006	2005

Operating activities:
Net loss	$(8,012,911)	$(5,468,177)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	319,164	305,601
Amortization of research & development assets	30,318	—
Loss on disposal of equipment	37,881	—
Amortization of debt discount	4,938	—
Noncash stock-based compensation	474,735	374,529
Gain on settlement agreement	—	(623,087)
Provision for returns	9,417	18,697
(Increase) decrease in operating assets:
Accounts receivable	59,418	(133,066)
Inventory	361,624	(280,613)
Prepaid expenses and other current assets	(53,296)	87,360
Other assets	(5,501)	(13,909)
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	(113,807)	660,123
Accrued severance expense	(249,059)	—
Accrued interest-convertible notes	183,321	—
Deferred revenue	—	(64,058)
Other liabilities	(345,839)	32,652

Net cash used in operating activities	(7,299,597)	(5,103,948)

Investing activities
Purchase of property and equipment	(110,163)	(397,290)
Purchase of short-term investments	(3,000,000)	—
Maturities of short-term investments	4,700,000	1,500,000

Net cash provided by investing activities	1,589,837	1,102,710

Financing activities
Proceeds from private placement of common stock	—	955,521
Proceeds from private placement of convertible notes	5,200,000	—
Adjustment to proceeds from IPO of common stock	—	44,361
Proceeds from exercise of stock options	1,441	2,879

Net cash provided by financing activities	5,201,441	1,002,761

Effect of exchange rates on cash	14,781	25,877

Net decrease in cash and cash equivalents	(493,538)	(2,972,600)

Cash and cash equivalents, beginning of period	746,581	3,719,181

Cash and cash equivalents, end of period	$253,043	$746,581

Supplemental disclosure of cash flow information
Cash paid for taxes	$32,283	$14,240

The accompanying notes are an integral part of these statements.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

Note 1 —	Organization and Nature of Operations

Nephros, Inc. (“Nephros” or the “Company”) was incorporated under the laws of the State of Delaware on April 3, 1997. Nephros was founded by health professionals, scientists and engineers affiliated with Columbia University to develop advanced End Stage Renal Disease (“ESRD”) therapy technology and products. The Company has three products in various stages of development in the hemodiafiltration, or HDF, modality to deliver improved therapy for ESRD patients. These are the OLp ūrtm MDHDF filter series or “dialyzers,” designed expressly for HDF therapy, the OLp ūrtm H2Htm, an add-on module designed to allow the most common types of hemodialysis machines to be used for HDF therapy, and the OLp ūrtm NS2000 system, a stand-alone hemodiafiltration machine and associated filter technology. In 2006, the Company introduced its Dual Stage Ultrafilter (“DSU”) water filter system, which represents a new and complementary product line to the Company’s existing ESRD therapy business. The DSU incorporates the Company’s unique and proprietary dual stage filter architecture.

On June 4, 2003, Nephros International Limited was incorporated under the laws of Ireland as a wholly-owned subsidiary of the Company. In August 2003, the Company established a European Customer Service and financial operations center in Dublin, Ireland.

The consolidated financial statements of the Company include the accounts of Nephros, Inc. and Nephros International Limited, a wholly-owned subsidiary, which was formed in August 2003. Material intercompany items have been eliminated in consolidation.

Note 2 —	Basis of Presentation and Significant Accounting Policies

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s recurring losses and difficulty in generating sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Based on the Company’s current cash flow projections, it will need to raise additional funds through either the licensing or sale of its technologies or the additional public or private offerings of its securities. The Company is currently investigating additional funding opportunities and it believes that it will be able to secure financing in the near term. However, there is no guarantee that the Company will be able to obtain further financing. If it is unable to raise additional funds on a timely basis or at all, the Company would not be able to continue it’s operations.

AMEX Delisting Issues

During 2006, the Company received notices from AMEX that it is not in compliance with certain conditions of the continued listing standards of Section 1003 of the AMEX Company Guide. Specifically, AMEX noted the Company’s failure to comply with Section 1003(a)(i) of the AMEX Company Guide relating to shareholders’ equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of the Company’s three most recent fiscal years; Section 1003(a)(ii) of the AMEX Company Guide relating to shareholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of the Company’s four most recent fiscal years; and Section 1003(a)(iii) of the AMEX Company Guide relating to shareholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in the Company’s five most recent fiscal years. The Company submitted a plan in August 2006 to advise AMEX of the steps it has taken, and will take, to regain compliance with the applicable listing standards.

On November 14, 2006, the Company received notice that the AMEX staff had reviewed the Company’s plan of compliance to meet the AMEX’s continued listing standards and that AMEX will continue the

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Company’s listing while it seeks to regain compliance with the continued listing standards during the period ending January 17, 2008. During the plan period, the Company must continue to provide the AMEX staff with updates regarding initiatives set forth in its plan of compliance. The Company will be subject to periodic review by the AMEX staff during the plan period.

The Company may be unable to show progress consistent with its plan of compliance to meet the AMEX continued listing standards or may be otherwise unable to timely regain compliance with the AMEX listing standards. In order to comply with the AMEX’s continued listing standards, the Company will need to raise additional funds through either the licensing or sale of its technologies or the additional public or private offerings of its securities. There can be no assurance, however, that the Company will be able to obtain further financing, do so on reasonable terms or do so on terms that will satisfy the AMEX’s continued listing standards. If the Company is unable to raise additional funds on a timely basis, then it may be delisted from the AMEX.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses, during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company invests its excess cash in bank deposits and money market accounts. The Company considers all highly liquid investments purchased with original maturities of three months or less from the date of purchase to be cash equivalents. Cash equivalents are carried at fair value, which approximate cost, and primarily consist of money market funds maintained at major U.S. financial institutions.

Short-Term Investments

All short-term investments, which are carried at fair market value, primarily represent auction rate debt securities. These securities have been classified as “available-for-sale.” Management determines the appropriate classification of its short-term investments at the time of purchase and evaluates such designation as of each balance sheet date. Interest earned on short-term investments is included in interest income. At December 31, 2006, the fair value of the available-for-sale securities was $2,800,000. At December 31, 2005, the fair value of the available-for-sale securities was $4,500,000.

Concentration of Credit Risk

Cash and cash equivalents are financial instruments which potentially subject the Company to concentrations of credit risk. The Company deposits its cash in financial institutions. At times, such deposits may be in excess of insured limits. To date, the Company has not experienced any impairment losses on its cash and cash equivalents.

For the twelve months ended December 31, 2006 and 2005, the following customers accounted for the following percentages of the Company’s sales, respectively.

Customer	2006	2005

A	69%	41%
B	17%	14%
C	6%	11%

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

As of December 31, 2006 and 2005, the following customers accounted for the following percentages of the Company’s accounts receivable, respectively.

Customer	2006	2005

A	71%	63%
C	14%	8%

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, short-term investments and accounts payable approximate fair value due to the short-term maturity of these instruments. At December 31, 2006, the fair value of the convertible notes was approximately $5,296,000.

Accounts Receivable

The Company provides credit terms to customers in connection with purchases of the Company’s products. Management periodically reviews customer account activity in order to assess the adequacy of the allowances provided for potential collection issues and returns. Factors considered include economic conditions, each customer’s payment and return history and credit worthiness. Adjustments, if any, are made to reserve balances following the completion of these reviews to reflect management’s best estimate of potential losses. The allowance for doubtful accounts was $9,558 at December 31, 2006 and $15,990 at December 31, 2005. The allowance for sales returns was $38,810 at December 31, 2006 and was $18,697 at December 31, 2005.

Inventory

The Company engages third parties to manufacture and package inventory held for sale, takes title to certain inventory once manufactured, and warehouses such goods until packaged for final distribution and sale. Inventory consists of finished goods and raw materials (fiber) held at the manufacturers’ facilities, and are valued at the lower of cost or market using the first-in, first-out method.

The Company’s inventory, net, as of December 31, 2006 and 2005, was as follows:

	December 31,
	2006	2005

Raw Materials	$53,358	$153,299
Finished Goods	458,356	661,249

Total Inventory	$511,714	$814,548

Patents

The Company has filed numerous patent applications with the United States Patent and Trademark Office and in foreign countries. All costs and direct expenses incurred in connection with patent applications have been expensed as incurred.

Property and Equipment, net

Property and equipment, net is stated at cost and is being depreciated over the estimated useful lives of the assets, three to seven years, using the straight line method.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Impairment for Long-Lived Assets

The Company periodically evaluates whether current facts or circumstances indicate that the carrying value of its depreciable assets to be held and used may be recoverable. If such circumstances are determined to exist, an estimate of undiscounted future cash flows produced by the long-lived assets, or the appropriate grouping of assets, is compared to the carrying value to determine whether an impairment exists. If an asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. An estimate of the asset’s fair value is based on quoted market prices in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including a discounted value of estimated future cash flows. The Company reports an asset to be disposed of at the lower of its carrying value or its estimated net realizable market value. There was no impairment or loss incurred during the year.

Revenue Recognition

Revenue is recognized in accordance with Securities and Exchange Commission Staff Accounting Bulletin, or SAB, No. 104, “Revenue Recognition” (“SAB No. 104”). SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed and determinable; and (iv) collectibility is reasonably assured.

The Company began sales of its first product in March 2004. Prior to fiscal year 2005, the Company’s sales history did not provide a basis from which to reasonably estimate rates of product return. Consequently, for the fiscal year ended December 31, 2004 the Company did not recognize revenue from sales until the rights of return expired (thirty days after the date of shipment). Similarly, the Company deferred cost of goods sold to the extent of amounts billed to customers.

Effective for the fiscal year ended December 31, 2005, the Company started to recognize revenue related to product sales when delivery is confirmed by its external logistics provider and the other criterion of SAB No. 104 were met. All costs and duties relating to delivery are absorbed by Nephros. All shipments are currently received directly by the Company’s customers. Sales made on a returned basis were recorded net of a provision for estimated returns. These estimates are revised as necessary, to reflect actual experience and market conditions. The returns provision is based on historical unit returns levels and valued relative to debtors at the end of each quarter. For the twelve months ended December 31, 2006 returns were less than 5% of annual sales.

During fiscal 2005, the Company received an up front license fee in the amount of $1,750,000 from Asahi Kasei Medical Co., Ltd. (“Asahi”), a business unit of Asahi Kasei Corporation granting Asahi exclusive rights to manufacture and distribute the Company’s OLp ūr MDHDF hemodiafilter series in Japan for 10 years commencing when the first such product receives Japanese regulatory approval. The Company is entitled to receive additional royalties and milestone payments based on the future sales of products in Japan, which sales are subject to Japanese regulatory approval. Because (i) the license agreement requires no continuing involvement in the manufacture and delivery of the licensed product in the covered territory of Japan; (ii) the criteria of SAB No. 104 have been met; and (iii) the license fee received is non-refundable, the Company recognized $1,750,000 in contract revenue on the effective date of the license agreement.

Stock Plans

In 2000, the Company adopted the Nephros 2000 Equity Incentive Plan. In January 2003, the Board of Directors adopted an amendment and restatement of the plan and renamed it the Amended and Restated Nephros 2000 Equity Incentive Plan (the “2000 Plan”), under which 2,130,750 shares of common stock have been authorized for issuance upon exercise of options granted and which may be granted by the Company. As

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

of December 31, 2006, 1,316,235 options had been issued to employees and were outstanding. The options expire on various dates between January 24, 2010 and March 15, 2014 and vest upon a combination of the following: immediate vesting; straight line vesting of two, three or four years; and certain milestones.

As of December 31, 2006, 155,261 options had been issued to non-employees under the 2000 Plan and were outstanding. Such options expire at various dates between January 13, 2013 and March 15, 2014 and vest upon a combination of the following: immediate vesting; straight line vesting of two, three or four years; and certain milestones.

The Board retired the 2000 Plan in June 2004, and thereafter no additional awards may be granted under the 2000 Plan.

In 2004, the Board of Directors adopted and the Company’s stockholders approved the Nephros, Inc. 2004 Stock Incentive Plan, and, in June 2005, the Company’s stockholders approved an amendment to such plan (as amended, the “2004 Plan”), that increased to 800,000 the number of shares of the Company’s common stock that are authorized for issuance by the Company pursuant to grants of awards under the 2004 Plan. As of December 31, 2006, 655,912 options had been issued to employees under the 2004 Plan and were outstanding. The options expire on various dates between November 11, 2014 and December 15, 2016, and vest upon a combination of the following: immediate vesting; straight line vesting of two, three or four years; and certain milestones. At December 31, 2006, there were 84,384 shares available for future grants under the 2004 Plan.

As of December 31, 2006, 164,140 options had been issued to non-employees under the 2004 Plan and were outstanding. Such options expire at various dates between November 11, 2014 and December 15, 2016, and vest upon a combination of the following: immediate vesting; straight line vesting of two, three or four years; and certain milestones.

Stock-Based Compensation

The Company has adopted Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”), effective January 1, 2006. SFAS 123R requires the recognition of compensation expense in an amount equal to the fair value of all share-based payments granted to employees. The Company has elected the modified prospective transition method and therefore adjustments to prior periods are not required as a result of adopting SFAS 123R. Under this method, the provisions of SFAS 123R apply to all awards granted after the date of adoption and to any unrecognized expense of awards unvested at the date of adoption based on the grant date fair value. SFAS 123R also amends SFAS No. 95, “Statement of Cash Flows,” to require that excess tax benefits that had been reflected as operating cash flows be reflected as financing cash flows. Deferred compensation of $2,189,511 related to the awards granted in periods prior to January 1, 2006 were reclassified against additional paid-in capital, as required by SFAS 123R.

Prior to the Company’s initial public offering, options were granted to employees, non-employees and non-employee directors at exercise prices which were lower than the fair market value of the Company’s stock on the date of grant. After the date of the Company’s initial public offering, stock options are granted to employees, non-employees and non-employee directors at exercise prices equal to the fair market value of the Company’s stock on the date of grant. Stock options granted have a life of 10 years and vest upon a combination of the following: immediate vesting; straight line vesting of two, three, or four years; and upon the achievement of certain milestones.

Expense is recognized, net of expected forfeitures, over the vesting period of the options. For options that vest upon the achievement of certain milestones, expense is recognized when it is probable that the condition will be met. Stock based compensation expense recognized for the twelve months ended December 31, 2006 and 2005 was $474,735 or $0.04 per share and $374,529 or $0.03 per share, respectively.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

In 2005, we identified an immaterial adjustment to the amounts and calculations reported in 2004 for deferred compensation. The 2005 non cash stock based compensation reflects a revision to the prior year in the amount of $173,347.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the below assumptions related to risk-free interest rates, expected dividend yield, expected lives and expected stock price volatility.

	Option Pricing Assumptions
Grant Year	2006	2005

Stock Price Volatility	65% to 92%	80%
Risk-Free Interest Rates	4.34% to 4.97%	3.33%
Expected Life (in years)	5.8 to 6.0	7.0

There is no expected dividend yield. Expected volatility is based on historical volatility of the Company’s common stock at the time of grant. The risk-free interest rate is based on the U.S. Treasury yields in effect at the time of grant for periods corresponding with the expected life of the options. For the expected life, the Company is using the simplified method as described in the SEC Staff Accounting Bulletin 107. This method assumes that stock option grants will be exercised based on the average of the vesting periods and the grant’s life.

Prior to January 1, 2006, stock-based compensation was determined using the intrinsic value method. The following table provides supplemental information for 2005 as if stock-based compensation had been computed under SFAS 123:

2005

Net loss as reported	$(5,468,177)
Add back: compensation expense recorded under the intrinsic method	374,529
Deduct: compensation expense under the fair value method	(730,143)

Pro forma net loss using the fair value method	$(5,819,890)

Net loss per share:
As reported	$(0.45)
Pro forma	$(0.47)

The total fair value of options vested during the fiscal year ended December 31, 2006 was $522,454.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

The following table summarizes information about stock options outstanding and exercisable at December 31, 2006:

	Options Outstanding			Options Exercisable
		Weighted		Number
	Number	Average	Weighted	Exercisable	Weighted
	Outstanding as	Remaining	Average	as of	Average
	of December 31,	Contractual Life	Exercise	December 31,	Exercise
Range of Exercise Price	2006	in Years	Price	2006	Price

$0.32	520,471	3.1	$0.32	520,471	$0.32
$1.36 - $1.49	548,500	9.5	$1.38	145,333	$1.38
$1.76	496,890	6.4	$1.76	397,512	$1.76
$2.32 - $2.64	241,380	7.8	$2.47	100,975	$2.45
$2.77 - $2.78	363,306	6.4	$2.78	173,358	$2.78
$3.40 - $5.45	144,000	8.1	$4.30	105,667	$4.35

	2,314,547			1,443,316

The number of new options granted in 2006 and 2005 is 665,500 and 65,000, respectively. The weighted-average fair value of options granted in 2006 and 2005 is $1.13 and $2.89, respectively.

The following table summarizes the option activity for the year ended December 31, 2006:

		Weighted
		Average
	Shares	Exercise Price

Outstanding at January 1, 2005	1,852,540	$1.85
Options granted	65,000	$3.49
Options exercised	(8,997)	$0.32
Options canceled	(24,006)	$2.60

Outstanding at December 31, 2005	1,884,537	$1.91

Options granted	665,500	$1.59
Options exercised	(4,499)	$0.32
Options canceled	(230,991)	$2.61

Outstanding at December 31, 2006	2,314,547	$1.74

Vested or expected to vest at December 31, 2006	1,982,486	$2.52

Exercisable at December 31, 2006	1,443,316	$1.56

The aggregate intrinsic value of stock options outstanding at December 31, 2006 and the stock options vested or expected to vest is $630,651. The aggregate intrinsic value of stock options currently exercisable at December 31, 2006 is $599,376.

The weighted-average remaining contractual life of options vested or expected to vest is 7.8 years.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

The following table summarizes nonvested stock option activity as of December 31, 2006

		Weighted-
	Number of	Average
	Options	Fair Value

Nonvested at January 1, 2006	608,938	$3.87

Options granted	423,015	$2.60
Options vested	(141,250)	$4.70
Options forfeited	(145,161)	$1.72

Nonvested at December 31, 2006	745,542	$3.41

As of December 31, 2006, the total remaining unrecognized compensation cost related to non-vested stock options amounted to $2,538,973. Of this amount, $1,292,312 will be amortized over the weighted-average remaining requisite service period of 1.4 years and $1,246,661 will be recognized upon the attainment of related milestones.

Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” which requires accounting for deferred income taxes under the asset and liability method. Deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable in future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

For financial reporting purposes, the Company has incurred a loss in each period since its inception. Based on available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company provided for a full valuation allowance against its net deferred tax assets at December 31, 2006 and December 31, 2005.

Research and Development Costs

Research and development costs are expensed as incurred.

Loss per Common Share

In accordance with SFAS No. 128, “Earnings Per Share,” net loss per common share amounts (“basic EPS”) were computed by dividing net loss attributable to common stockholders by the weighted-average number of common shares outstanding and excluding any potential dilution. Net loss per common share amounts assuming dilution (“diluted EPS”) is generally computed by reflecting potential dilution from conversion of convertible securities and the exercise of stock options and warrants. However, because their effect is antidilutive, the Company has excluded stock options and warrants aggregating 2,706,315 and 2,265,092 from the computation of diluted EPS for the years ended December 31, 2006 and 2005, respectively.

Translation of Foreign Currency

The functional currency of Nephros International Limited is the Euro, and its translation gains and losses are included in accumulated other comprehensive income (loss). The balance sheet is translated at the year-end rate. The statement of operations is translated at the weighted average rate for the year.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Comprehensive Income (Loss)

The Company complies with the provisions of SFAS No. 130, “Reporting Comprehensive Income,” which requires companies to report all changes in equity during a period, except those resulting from investment by owners and distributions to owners, for the period in which they are recognized. Comprehensive income (loss) is the total of net income (loss) and all other non-owner changes in equity (or other comprehensive income (loss)) such as unrealized gains or losses on securities classified as available-for-sale and foreign currency translation adjustments. For the fiscal years ended 2006 and 2005, the comprehensive loss was $(7,951,866) and $(5,669,687), respectively.

Reclassification

Depreciation expenses were previously classified as selling, general and administrative expenses and have been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123 (Revised 2004) “Share-Based Payment” (“SFAS 123R”) which requires companies to measure and recognize compensation expense for all stock-based payments at fair-value. Stock based payments include stock option grants. SFAS 123R is effective for small business issuers for the first interim reporting period beginning after December 15, 2005. The Company adopted SFAS 123R effective January 1, 2006. SFAS 123R requires the recognition of compensation expense in an amount equal to the fair value of all share-based payments granted to employees.

Effective January 1, 2006, the Company adopted SFAS No. 154, “Accounting Changes and Error Correction — A replacement of APB Opinion No. 20 and FASB No. 3” (“SFAS 154”). The adoption of SFAS 154 did not have a material impact on the Company’s financial position, results of operations or cash flows.

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 requires companies to determine whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. This interpretation also provides guidance on derecognition, classification, accounting in interim periods, and expanded disclosure requirements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of adopting FIN 48 on its financial position, cash flows, and results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 established a fair value hierarchy that prioritizes the information used to develop the assumption that market participants would use when pricing an asset or liability. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting SFAS 157 on the Company’s financial position, cash flows, and results of operations

In September 2006, the Staff of the SEC issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of determining whether the current year’s financial statements are materially misstated. SAB 108 is effective for fiscal years ending after November 15, 2006. The adoption of SAB 108 did not have a material impact on the Company’s financial statements.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will be effective for the fiscal years ending after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 159 on its financial position, cash flows, and results of operations.

Note 3 —	Prepaid Expenses and Other Current Assets

Prepaid expenses and other current assets are comprised of the following:

	December 31,
	2006	2005

Prepaid insurance premiums	$177,336	$94,556
Advances on product development services	102,500	96,565
Other	160,458	167,185

Prepaid Expenses and Other Current Assets	$440,294	$358,306

Note 4 —	Property and Equipment, net

Property and equipment is comprised of the following:

	December 31,
	Life	2006	2005

Manufacturing equipment	5 years	$1,808,701	$1,742,358
Research equipment	5 years	91,275	34,500
Computer equipment	4 years	122,015	158,169
Furniture and fixtures	7 years	54,123	83,066
Leasehold improvement	1 year	15,000	—

		2,091,114	2,018,093
Less: accumulated depreciation		1,180,589	874,784

Property and Equipment, net		$910,525	$1,143,309

The Company contracts with Medica s.r.l. to manufacture the Company’s ESRD therapy products. The Company owns certain manufacturing equipment located at Medica’s manufacturing plant in Italy. Depreciation expense for the years ended December 31, 2006 and 2005 was $319,164 and $305,601, respectively.

Note 5 —	Stockholders’ Equity and Redeemable Convertible Preferred Stock

On June 24, 2005, the Company filed its Fourth Amended and Restated Certificate of Incorporation, reducing the number of authorized shares of common stock from 49,000,000 to 25,000,000, and reducing the number of authorized shares of preferred stock from 31,000,000 to 5,000,000.

On March 2, 2005, the Company entered into a Subscription Agreement with Asahi pursuant to which Asahi purchased 184,250 shares of the Company’s common stock at an aggregate purchase price of $955,521, the fair market value at the date of issuance.

In connection with its initial public offering, the Company issued to its underwriters (The Shemano Group, Inc. and National Securities Corporation), in exchange for $100, warrants to purchase up to an aggregate of 200,000 shares of its common stock. The Company has reserved an equivalent number of shares of common stock for issuance upon exercise of these warrants. Each warrant represents the right to purchase

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

one share of common stock for a period of four and one-half years commencing six months from September 24, 2004, the effective date of the offering. The exercise price of the warrants is $7.50, and they have a cash-less exercise feature which allows them to be exercised through the surrender of a portion of the warrants (determined based on the market price of the Company’s common stock at the time of exercise) in lieu of cash payment of the exercise price. The warrants contain provisions that protect their holders against dilution by adjustment of the exercise price and number of shares issuable upon exercise on the occurrence of specific events, such as stock dividends or other changes in the number of the Company’s outstanding shares except for shares issued under certain circumstances, including shares issued under the Company’s equity incentive plan and any equity securities for which adequate consideration is received. No holder of these warrants will possess any rights as a stockholder unless the warrant is exercised. The holders of the warrants will be entitled to one demand and customary “piggy-back” registration rights to register the shares underlying the warrants. Such registration rights shall continue for a period of five years from the effective date of the initial public offering.

Warrants Outstanding

Lancer Warrants — These warrants were issued during 2005 as a result of a settlement agreement disclosed in Note 9 to the consolidated financial statements, Commitments and Contingencies. The Company recorded the issuance of the warrants at their fair market value of $17,348 based on a Black-Scholes calculation. During the year ended December 31, 2005, this amount has been reflected as additional paid in capital on the Company’s Consolidated Statement of Changes in Stockholders’ Equity.

Underwriter Warrants — As disclosed above, these warrants were issued to the Company’s underwriters in connection with the initial public offering. These warrants were a non-cash cost of the offering. As an offering cost and an issuance of equity, the impact would be to decrease and increase additional paid in capital by equal offsetting amounts (i.e. the fair value of the warrants). Accordingly, the Company did not value these warrants at the issuance date.

Plexus Warrants — These warrants were issued during 2002 as a result of a settlement agreement disclosed in Note 9 to the consolidated financial statements, Commitments and Contingencies. The Company recorded the issuance of the warrants at their fair market value of $400,000 based on a Black- Scholes calculation. During the year ended December 31, 2002, this amount was reflected as additional paid in capital on the Company’s Consolidated Statement of Changes in Stockholders’ Equity.

The following table summarizes certain terms of all of the Company’s outstanding warrants at December 31, 2006.

	Total Outstanding Warrants
				Total Common
Title of Warrant	Date Issued	Expiry Date	Exercise Price	Shares Issuable

Lancer Warrants	1/18/2006	1/18/2009	$1.50	21,308
Underwriter Warrants	3/24/2005	9/20/2009	$7.50	200,000
Plexus Warrants	6/19/2002	6/19/2007	$10.56	170,460

Note 6 —	401(k) Plan

The Company has established a 401(k) deferred contribution retirement plan (the “401(k) Plan”) which covers all employees. The 401(k) Plan provides for voluntary employee contributions of up to 15% of annual earnings, as defined. As of January 1, 2004, the Company began matching 100% of the first 3% and 50% of the next 2% of employee earnings to the 401(k) Plan. The Company contributed and expensed $45,713 and $49,965 in 2006 and 2005, respectively.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Note 7 —	Short-Term Investments

The Company’s short-term investments are intended to establish a high-quality portfolio that preserves principal, meets liquidity needs, avoids inappropriate concentrations and delivers an appropriate yield in relationship to the Company’s Corporate Investment Policy and market conditions.

The following is a summary of available-for-sale securities as of December 31, 2006 and December 31, 2005:

	December 31, 2006
		Gross
		Unrealized	Gross Fair
	Cost	Losses	Value

Auction rate securities	$2,800,000	$—	$2,800,000
Total securities	$2,800,000	$—	$2,800,000

	December 31, 2005
		Gross
		Unrealized	Gross Fair
	Cost	Losses	Value

Auction rate securities	$4,500,000	$—	$4,500,000
Total securities	$4,500,000	$—	$4,500,000

All of the available-for-sale securities held by the Company at December 31, 2006 were due in one year or less. Market values were determined for each individual security in the investment portfolio. Any declines in value of these investments are primarily related to changes in interest rates and are considered to be temporary in nature. Investments are reviewed periodically to identify possible impairment. When evaluating the investments, the Company reviews factors such as the length of time and extent to which fair value has been below cost basis, the financial condition of the investee, and the Company’s ability and intent to hold the investment for a period of time which may be sufficient for anticipated recovery in market value.

Note 8 —	Convertible Notes

In June 2006, the Company entered into subscription agreements with certain investors who purchased an aggregate of $5,200,000 principal amount of 6% Secured Convertible Notes due 2012 (the “Notes”) issued by the Company for the face value thereof. The Company closed on the sale of the first tranche of Notes, in an aggregate principal amount of $5,000,000, on June 1, 2006 (the “First Tranche”) and closed on the sale of the second tranche of Notes, in an aggregate principal amount of $200,000, on June 30, 2006 (the “Second Tranche”). The Notes are secured by substantially all of the Company’s assets.

The Notes accrue interest at a rate of 6% per annum, compounded annually and payable in arrears at maturity. Subject to certain restrictions, principal and accrued interest on the Notes are convertible at any time at the holder’s option into shares of the Company’s common stock, at an initial conversion price of $2.10 per share (subject to anti-dilution adjustments upon the occurrence of certain events). There is no cap on any increases to the conversion price. The conversion price may not be adjusted to an amount less than $0.001 per share, the current par value of the Company’s common stock. The Company may cause the Notes to be converted at their then effective conversion price, if the common stock achieves average last sales prices of at least 240% of the then effective conversion price and average daily volume of at least 35,000 shares (subject to adjustment) over a prescribed time period. In the case of an optional conversion by the holder or a compelled conversion by the Company, the Company has 15 days from the date of conversion to deliver certificates for the shares of common stock issuable upon such conversion. As further described below, conversion of the Notes is restricted, pending stockholder approval.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

The Company may prepay outstanding principal and interest on the Notes at any time. Any prepayment requires the Company to pay each holder a premium equal to 15% of the principal amount of the Notes held by such holder receiving the prepayment if such prepayment is made on or before June 1, 2008, and 5% of the principal amount of the Notes held by such holder receiving prepayment in connection with prepayments made thereafter. In addition to the applicable prepayment premium, upon any prepayment of the Notes occurring on or before June 1, 2008, the Company must issue the holder of such Notes warrants (“Prepayment Warrants”) to purchase a quantity of common stock equal to three shares for every $20 principal amount of Notes prepaid at an exercise price of $0.01 per share (subject to adjustment). Upon issuance, the Prepayment Warrants would expire on June 1, 2012.

Unless and until its stockholders approve the issuance of shares of common stock in excess of such amount, the number of shares of common stock issuable upon conversion of the First Tranche of Notes and exercise of the Prepayment Warrants related thereto, in the aggregate, is limited to 2,451,280 shares, which equals approximately 19.9% of the number of shares of common stock outstanding immediately prior to the issuance of the Notes. The Company will not issue any shares of common stock upon conversion of the Second Tranche of Notes or exercise of any Prepayment Warrants that may be issued pursuant to such Notes until its stockholders approve the issuance of shares of common stock upon conversion of the Notes and exercise of the Prepayment Warrants as may be required by the applicable rules and regulations of the American Stock Exchange (the “AMEX”).

In connection with the sale of the Notes, the Company has entered into a registration rights agreement with the investors pursuant to which the Company granted the investors two demand registration rights and unlimited piggy-back and short-form registration rights with respect to the shares of common stock issuable upon conversion of the Notes or exercise of Prepayment Warrants, if any.

Subject to terms and conditions set forth in the Notes, the outstanding principal of and accrued interest on the Notes may become immediately due and payable upon the occurrence of any of the following events of default: the Company’s failure to pay principal or interest on the Notes when due; certain bankruptcy-related events with respect to the Company; material breach of any representation, warranty or certification made by the Company in or pursuant to the Notes, or under the registration rights agreement or the subscription agreements; its incurrence of Senior Debt (as defined in the Notes); the acceleration of certain of the Company’s other debt; or the rendering of certain judgments against the Company.

The Notes contain a prepayment feature that requires the Company to issue common stock purchase warrants to the Note holders for partial consideration of certain Note prepayments that the Note holders may demand under certain circumstances. Pursuant to the Notes, the Company must offer the Note holders the option (the “Holder Prepayment Option”) of prepayment (subject to applicable premiums) of their Notes, if the Company completes an asset sale in excess of $250,000 outside the ordinary course of business (a “Major Asset Sale”), to the extent of the net cash proceeds of such Major Asset Sale. Paragraph 12 of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, (“SFAS 133”), provides that an embedded derivative shall be separated from the host contract and accounted for as a derivative instrument if and only if certain criteria are met. In consideration of SFAS 133, the Company has determined that the Holder Prepayment Option is an embedded derivative to be bifurcated from the Notes and carried at fair value in the financial statements. At December 31, 2006, the value of the embedded derivative was a liability of $68,942. The change in value was recorded as other income. Also, the debt discount, of $70,897, created by bifurcating the Holder Prepayment Option, is being amortized over the term of the debt. During the year ended December 31, 2006, the Company recorded interest expense of $6,893.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Note 9 —	Commitments and Contingencies

Settlement Agreements

Hermitage Capital Corporation

In April 2002, we entered into a letter agreement with Hermitage Capital Corporation (“Hermitage”), as placement agent, the stated term of which was from April 30, 2002 through September 30, 2004. As of February 2003, we entered into a settlement agreement with Hermitage pursuant to which, among other things: the letter agreement was terminated; the parties gave mutual releases relating to the letter agreement, and we agreed to issue Hermitage or its designees, upon the closing of certain transactions contemplated by a separate settlement agreement between us and Lancer Offshore, Inc., warrants exercisable until February 2006 to purchase an aggregate of 60,000 shares of common stock for $2.50 per share (or 17,046 shares of our common stock for $8.80 per share, if adjusted for the reverse stock split pursuant to the antidilution provisions of such warrant, as amended.) Because Lancer Offshore, Inc. never satisfied the closing conditions and, consequently, a closing has not been held, we have not issued any warrants to Hermitage in connection with our settlement with them. In June 2004, Hermitage threatened to sue us for warrants it claims are due to it under its settlement agreement with us as well as a placement fee and additional warrants it claims are, or will be, owed in connection with our initial public offering completed on September 24, 2004, as compensation for allegedly introducing us to one of the underwriters. We had some discussions with Hermitage in the hopes of reaching an amicable resolution of any potential claims, most recently in January 2005. We have not heard from Hermitage since then. As of December 31, 2006, no loss amount has been accrued because a loss is not considered probable or estimable.

Plexus Services Corp.

In June 2002, the Company entered into a settlement agreement with one of its suppliers, Plexus Services Corp. The Company had an outstanding liability to such supplier in the amount of approximately $1,900,000. Pursuant to this settlement agreement, the Company and the supplier agreed to release each other from any and all claims or liabilities, whether known or unknown, that each had against the other as of the date of the settlement agreement, except for obligations arising out of the settlement agreement itself. The settlement agreement required the Company to grant to the supplier (i) warrants to purchase 170,460 shares of common stock of the Company at an exercise price of approximately $10.56 per share that expire in June 2007 and (ii) cash payments of an aggregate amount of $650,000 in three installments. The warrants were valued at $400,000 using the Black-Scholes model. Accordingly, the Company recorded a gain of approximately $850,000 based on such settlement agreement. On June 19, 2002, the Company issued the warrant to the supplier, and on August 7, 2002, the Company satisfied the first $300,000 installment of the agreement. The second installment of $100,000 was due on February 7, 2003, and the Company paid $75,000 towards the installment. On November 11, 2004, after the successful closing of its initial public offering, the Company paid an additional $25,000 and agreed with the supplier to pay the remaining $250,000 over time. The outstanding balance at December 31, 2006 was $50,000 and is included in “Accounts Payable” on the Consolidated Balance Sheet.

Lancer Offshore, Inc.

In August 2002, the Company entered into a subscription agreement with Lancer Offshore, Inc. (“Lancer”). The subscription agreement provided, among other things, that Lancer would purchase, in several installments, (1) $3,000,000 principal amount of secured notes due March 15, 2003 convertible into 340,920 shares of the Company’s common stock and (2) warrants to purchase until December 2007 an aggregate of 68,184 shares of the Company’s common stock at an exercise price of approximately $8.80 per share. In accordance with the subscription agreement, the first installment of securities, consisting of $1,500,000 principal amount of the notes and 34,092 of the warrants (which 34,092 warrants had nominal

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

value at such time), were tendered. However, Lancer failed to fund the remaining installments. Following this failure, the Company entered into a settlement agreement with Lancer dated as of January 31, 2003, pursuant to which, (i) the parties terminated the subscription agreement; (ii) Lancer agreed to surrender 12,785 of the original 34,092 warrants issued to it; (iii) the warrants that were not surrendered were amended to provide that the exercise price per share and the number of shares issuable upon exercise thereof would not be adjusted as a result of a 0.2248318-for one reverse stock split of the Company’s common stock that was contemplated at such time but never consummated; and (iv) the secured convertible note in the principal amount of $1,500,000 referred to above was cancelled. Lancer agreed, among other things, to deliver to the Company at or prior to a subsequent closing the cancelled note and warrants and to reaffirm certain representations and warranties and, subject to the satisfaction of these and other conditions, the Company agreed to issue to Lancer at such subsequent closing an unsecured note in the principal amount of $1,500,000 bearing no interest, not convertible into common stock and due on January 31, 2004 or earlier under certain circumstances. Lancer never fulfilled the conditions to the subsequent closing and, accordingly, the Company never issued the $1,500,000 note that the settlement agreement provided would be issued at such closing.

The above transaction resulted in the Company becoming a defendant in an action captioned Marty Steinberg, Esq. as Receiver for Lancer Offshore, Inc. v. Nephros, Inc., Case No. 04-CV-20547, that was commenced on March 8, 2004, in the U.S. District Court for the Southern District of Florida (the “Ancillary Proceeding”). That action was ancillary to a proceeding captioned Securities and Exchange Commission v. Michael Lauer, et. al., Case No. 03-CV-80612, pending in the U.S. District Court for the Southern District of Florida, in which the court had appointed a Receiver to manage Lancer and various related entities (the “Receivership). In the Ancillary Proceeding, the Receiver sought payment of $1,500,000, together with interest, costs and attorneys’ fees, as well as delivery of a warrant evidencing the right to purchase until December 2007 an aggregate of 75,000 shares of the Company’s common stock for $2.50 per share (or 21,308 shares of the Company’s common stock for $8.80 per share, if adjusted for the 0.2841-for-one reverse stock split the Company effected on September 10, 2004 pursuant to the antidilution provisions of such warrant, as amended). On or about April 29, 2004, the Company served an answer in which it denied liability for, and asserted numerous defenses to, the Receiver’s claims. In addition, on or about March 30, 2004, the Company asserted claims for damages against Lancer Offshore, Inc. that exceeded the amount sought in the Ancillary Proceeding by submitting a proof of claim in the Receivership.

On December 19, 2005, the U.S. District Court for the Southern District of Florida approved the Stipulation of Settlement with respect to the Ancillary Proceeding dated November 8, 2005 (the “Settlement”). Pursuant to the terms of the Settlement, the Company agreed to pay the Receiver an aggregate of $900,000 under the following payment terms: $100,000 paid on January 5, 2006; and four payments of $200,000 each at six month intervals thereafter. In addition, any warrants previously issued to Lancer were cancelled, and, on January 18, 2006, the Company issued to the Receiver warrants to purchase 21,308 shares of the Company’s common stock at $1.50 per share exercisable until January 18, 2009.

The Company had reserved for the Ancillary Proceeding on its balance sheet as of December 31, 2004 as a $1,500,000 accrued liability. As a result of the above Settlement the Company has adjusted such accrual liability and recorded a note payable to the Receiver to reflect the present value of the above amounts due to the Receiver of $563,726 of which $379,701 is reflected as short-term note payable and $184,025 reflected as a long-term note payable. Additionally, we recorded the issuance of the warrants issued at their fair market value of $17,348 based on a Black-Scholes calculation. Such Settlement resulted in a gain of $623,087 recorded in the fourth quarter of 2005 which is recorded as “Other Income” on the consolidated statements of operations as it was for compensation for damages sustained in the financing transaction.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Manufacturing and Suppliers

The Company does not intend to manufacture any of its products or components. The Company has entered into an agreement dated May 12, 2003, and amended on March 22, 2005 with Medica s.r.l., (“Medica”) a developer and manufacturer of medical products with corporate headquarters located in Italy, to assemble and produce the Company’s OLp ūr MD190, MD220 or other filter products at the Company’s option. The agreement requires the Company to purchase from Medica the OLp ūr MD190s and MD220s or other filter products that the Company directly markets in Europe, or are marketed by our distributor in Italy. In addition, Medica will be given first consideration in good faith for the manufacture of OLp ūr MD190s, MD220s or other filter products that the Company does not directly market. No less than semiannually, Medica will provide a report to representatives of both parties to the agreement detailing any technical know-how that Medica has developed that would permit them to manufacture the filter products less expensively and both parties will jointly determine the actions to be taken with respect to these findings. If the fiber wastage with respect to the filter products manufactured in any given year exceeds 5%, then Medica will reimburse the Company up to half of the cost of the quantity of fiber represented by excess wastage. Medica will manufacture the OLp ūr MD190 or other filter products in accordance with the quality standards outlined in the agreement. Upon recall of any OLp ūr MD190 or other filter product due to Medica’s having manufactured one or more products that fail to conform to the required specifications or having failed to manufacture one or more products in accordance with any applicable laws, Medica will be responsible for the cost of recall. The agreement also requires that the Company maintain certain minimum product-liability insurance coverage and that the Company indemnify Medica against certain liabilities arising out of the Company’s products that they manufacture, providing they do not arise out of Medica’s breach of the agreement, negligence or willful misconduct. The term of the agreement is through May 12, 2009, with successive automatic one-year renewal terms, until either party gives the other notice that it does not wish to renew at least 90 days prior to the end of the term. The agreement may be terminated prior to the end of the term by either party upon the occurrence of certain insolvency-related events or breaches by the other party. Although the Company has no separate agreement with respect to such activities, Medica has also been manufacturing the Company’s DSU in limited quantities.

The Company also entered into an agreement in December 2003, and amended in June 2005, with Membrana GmbH (“Membrana”), a manufacturer of medical and technical membranes for applications like dialysis with corporate headquarters located in Germany, to continue to produce the fiber for the OLp ūr MDHDF filter series. Pursuant to the agreement, Membrana is the Company’s exclusive provider of the fiber for the OLp ūr MDHDF filter series in the European Union as well as certain other territories through September 2009. Notwithstanding the exclusivity provisions, the Company may purchase membranes from other providers if Membrana is unable to timely satisfy the Company’s orders. If and when the volume-discount pricing provisions of the Company’s agreement with Membrana become applicable, for each period the Company will record inventory and cost of goods sold for the Company’s fiber requirements pursuant to the agreement with Membrana based on the volume-discounted price level applicable to the actual year-to-date cumulative orders at the end of such period. If, at the end of any subsequent period in the same calendar year, actual year-to-date cumulative orders entitle the Company to a greater volume-discount for such calendar year, then the Company will adjust inventory and cumulative cost of goods sold amounts quarterly throughout the calendar year to reflect the greater volume-discount. In August 2006, Membrana awarded the Company temporary pricing concessions until June 2007. The Company anticipates that these prices will remain in effect throughout 2007.

The Company is committed to use one supplier for its production of products for sale in Europe; however no minimum purchase requirements are in effect.

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Contractual Obligations

At December 31, 2006, the Company had noncancellable operating leases on real and personal property that expire in 2007 for the rental of its office and research and development facilities and equipment. Rent expense for the years ended December 31, 2006 and 2005 totaled approximately $190,095 and $170,259, respectively. Leases are renewable on the anniversary of their respective commencements.

The following tables summarize our minimum contractual obligations and commercial commitments as of December 31, 2006:

	Payments Due in Period
		Within	Years	Years	More Than
Contractual Obligations	Total	1 Year	1-3	3-5	5 Years

Convertible Notes(1)	$7,290,229	$—	$—	$—	$7,290,229
Leases	133,612	133,612	—	—	—
Employment Contracts	567,075	424,163	142,912	—	—

Total	$7,990,916	$557,775	$142,912	$—	$7,290,229

(1)	Includes interest of $2,090,229.

Employee Severance Agreement

During the year ended December 31, 2005, the Company expensed $318,250 for severance costs associated with the termination of the employment of Jan Rehnberg, our former Senior Vice President, Marketing and Sales. These severance expenses were reported within accrued expenses and presented as accrued severance expenses at December 31, 2005. In accordance with the terms and provisions of his employment agreement, the Company paid a lump sum severance payment of $253,856 of the balance to Mr. Rehnberg on April 19, 2006. During September 2006, the Company reversed the $64,394 residual portion of the severance accrual as it was determined during the quarter that this liability was no longer required. In 2006, the Company expensed $93,072 for severance costs associated with the termination of an employee in France.

Note 10 —	Income Taxes

A reconciliation of the income tax provision computed at the statutory tax rate to the Company’s effective tax rate is as follows:

	2006	2005

U.S. federal statutory rate	35.00%	35.00%
State & local taxes	8.67%	6.13%
Tax on foreign operations	(5.68)%	(10.68)%
Other	0.01%	0.10%
Valuation Allowance	(38.00)%	(30.55)%

Effective tax rate	0.00%	0.00%

NEPHROS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements — (Continued)

Significant components of the Company’s deferred tax assets as of December 31, 2006 and 2005 are shown below:

	2006	2005

Deferred tax assets:
Net operating loss carryforwards	$14,926,870	$12,077,036
Research and development credits	825,079	745,141
Nonqualified stock option compensation expense	1,367,354	1,130,179
Other Temporary Book — Tax differences	11,562	52,968

Total deferred tax assets	17,130,865	14,005,324
Valuation allowance for deferred tax assets	(17,130,865)	(14,005,324)

Net deferred tax assets	$—	$—

A valuation allowance has been recognized to offset the Company’s net deferred tax asset as it is more likely than not that such net asset will not be realized. The Company primarily considered its historical loss and potential Internal Revenue Code Section 382 limitations to arrive at its conclusion that a valuation allowance was required.

At December 31, 2006, the Company had Federal, New York State and New York City income tax net operating loss carryforwards of approximately $30 million each and foreign income tax net operating loss carryforwards of approximately $7.5 million. The Company also had Federal research tax credit carryforwards of approximately $745,000 at December 31, 2005 and $825,000 at December 31, 2006. The Federal net operating loss and tax credit carryforwards will expire at various times between 2012 and 2026 unless utilized.

The Company’s net operating loss carryforwards and net losses for each jurisdiction as of December 31, 2006 and 2005 are shown below:

	US		IRELAND		Total
	2006	2005	2006	2005	2006	2005

Net Operating Loss Carryforward	$30,017,322	$24,579,888	$7,510,384	$4,836,445	$37,527,706	$29,416,333
Net Loss	$5,998,491	$2,872,981	$2,014,420	$2,595,196	$8,012,911	$5,468,177

Note 11 —	Related Party Transactions

The Lead Director of the Company’s Board is on leave from his position as the Chairman of Columbia University’s Department of Surgery. The Company licenses the right to use approximately 2,788 square feet of office space from the Trustees of Columbia University. The term of the license agreement is for one year through September 30, 2007 at a monthly cost of $11,965, including monthly internet access. The Company does not currently have any other material relationship with Columbia University.

FINANCIAL INFORMATION EXCERPTED FROM THE COMPANY’S FORM 10-QSB
FOR THE QUARTER ENDED MARCH 31, 20072

NEPHROS, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
	2007	2006
	(In thousands, except
	share amounts)
	(Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$413	$253
Short-term investments	900	2,800
Accounts receivable, less allowances of $49 and $48, respectively	248	228
Inventory, net	656	512
Prepaid expenses and other current assets	319	440

Total current assets	2,536	4,233
Property and equipment, net	832	911
Other assets	23	23

Total assets	$3,391	$5,167

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$285	$568
Accrued expenses	740	649
Accrued severance expense	—	94
Note payable — short-term portion	372	380

Total current liabilities	1,397	1,691
Convertible notes payable	5,201	5,205
Accrued interest — convertible notes	259	183
Note payable — long-term portion	—	184

Total liabilities	6,857	7,263

Stockholders’ deficit:
Common stock, $.001 par value; 25,000,000 shares authorized and 12,317,992 shares issued and outstanding at March 31, 2007 and December 31, 2006	12	12
Additional paid-in capital	53,322	53,135
Accumulated other comprehensive income	26	12
Accumulated deficit	(56,826)	(55,255)

Total stockholders’ deficit	(3,466)	(2,096)

Total liabilities and stockholders’ deficit	$3,391	$5,167

2 The risk factors that appeared under the heading “Certain Risks and Uncertainties” in “Item 2, Management’s Discussion and Analysis and Plan of Operation” in the Company’s Form 10-QSB for the quarter ended March 31, 2007, which updated certain risk factors appearing in the Company’s Form 10-KSB for the year ended December 31, 2006, have been omitted. Please see updated risk factors under the heading “Risk Factors” provided elsewhere in this Information Statement.

NEPHROS, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	March 31,
	2007	2006
	(In thousands, except
	share amounts)
	(Unaudited)

Net product revenues	$296	$174
Cost of goods sold	205	146

Gross profit	91	28
Operating expenses:
Research and development	388	345
Depreciation	83	77
Selling, general and administrative	1,138	1,324

Total operating expenses	1,609	1,746

Loss from operations	(1,518)	(1,718)
Interest income	25	39
Interest expense	87	—
Other income	9	—

Net loss	$(1,571)	$(1,679)

Basic and diluted net loss per common share	$(0.13)	$(0.14)

Shares used in computing basic and diluted net loss per common share	12,317,992	12,314,294

NEPHROS, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
	2007	2006
	(In thousands)
	(Unaudited)

Operating activities:
Net loss	$(1,571)	$(1,679)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	83	77
Amortization of research and development assets	4	—
Amortization of debt discount	3	—
Change in valuation of derivative liability	(7)	—
Noncash stock-based compensation	187	115
(Increase) decrease in operating assets:
Accounts receivable	(17)	66
Inventory	(138)	(71)
Prepaid expenses and other current assets	122	3
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	(195)	(24)
Accrued severance expense	(94)	—
Accrued interest-convertible notes	76	—
Other liabilities	(192)	—

Net cash used in operating activities	(1,739)	(1,513)

Investing activities:
Purchase of property and equipment	(2)	—
Maturities of short-term investments	1,900	1,250

Net cash provided by investing activities	1,898	1,250

Financing activities:
Proceeds from exercise of stock options	—	1

Net cash provided by financing activities	—	1

Effect of exchange rates on cash	1	(28)

Net increase (decrease) in cash and cash equivalents	160	(290)
Cash and cash equivalents, beginning of period	253	746

Cash and cash equivalents, end of period	$413	$456

NEPHROS, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

				Accumulated Other
	Common Stock		Additional Paid-in	Comprehensive	Accumulated
	Shares	Amount	Capital	Loss	Deficit	Total
	(In thousands, except share amounts)
	(Unaudited)

Balance, December 31, 2006	12,317,992	$12	$53,135	$12	$(55,255)	$(2,096)
Comprehensive loss:
Net loss	—	—	—	—	(1,571)	(1,571)
Net unrealized gains on foreign currency translation	—	—	—	14	—	14

Comprehensive loss	—	—	—	—	—	(1,557)
Noncash stock-based compensation	—	—	187	—	—	187

Balance, March 31, 2007	12,317,992	$12	$53,322	$26	$(56,826)	$(3,466)

See accompanying notes to the condensed consolidated financial statements

1.	Basis of Presentation and Going Concern

The accompanying unaudited condensed consolidated financial statements of Nephros, Inc. and its wholly owned subsidiary, Nephros International, Limited, (together the “Company”) should be read in conjunction with the audited financial statements and notes thereto included in the Company’s 2006 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2007. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-QSB. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information and notes required by GAAP for a complete financial statement presentation. In the opinion of management, the interim financial statements reflect all adjustments consisting of normal, recurring adjustments that are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Interim results are not necessarily indicative of results for a full year. All inter-company transactions have been eliminated in consolidation.

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s recurring losses and difficulty in generating sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern. The condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Based on the Company’s current cash flow projections, and in order to comply with the American Stock Exchange’s continued listing standards, the Company will need to raise additional funds through either the licensing or sale of its technologies or the additional public or private offerings of its securities. The Company is currently investigating additional funding opportunities and it believes it will be able to secure financing in the near term. However, there is no guarantee that the Company will be able to obtain further financing. If the Company is unable to raise additional funds on a timely basis or at all, the Company would not be able to continue its operations.

2.	Concentration of Credit Risk

For the three months ended March 31, 2007 and 2006, the following customers accounted for the following percentages of the Company’s sales, respectively. The Company believes that the loss of any of these customers could have a material adverse effect on the Company’s product sales, at least temporarily, while the Company seeks to replace such customers and/or self-distribute in the territories currently served by such customers.

Customer	2007	2006

A	90%	71%
B	0%	23%

As of March 31, 2007 and December 31, 2006, the following customers accounted for the following percentages of the Company’s accounts receivable, respectively. The Company believes that the loss of these customers could have a material adverse effect on the Company’s product sales, at least temporarily, while the Company seeks to replace such customers and/or self-distribute in the territories currently served by such customers.

Customer	2007	2006

A	91%	71%
C	0%	14%

The Company’s activities with Customer “A” became further concentrated as a result of an agreement the Company entered into with Customer “A” effective as of January 1, 2007. Pursuant to the agreement, the Company assigned on an exclusive basis additional territories to Customer “A” with respect to distribution of the Company’s ESRD therapy products, which had previously been assigned to other distributors.

3.	Stock Based Compensation

On January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”), using a modified prospective transition method. For the three months ended March 31, 2007 and 2006, stock-based compensation expense was approximately $187,000 and $115,000, respectively. There was no tax benefit related to expense recognized in the three month periods ended March 31, 2007 and 2006, as the Company is in a net operating loss position. As of March 31, 2007, there was approximately $1,567,000 of total unrecognized compensation cost related to unvested share-based compensation awards granted under the equity compensation plans which does not include the effect of future grants of equity compensation, if any. Of this amount, approximately $418,000 will be amortized over the weighted-average remaining requisite service period of 1.2 years and approximately $1,149,000 will be recognized upon the attainment of related milestones. Of the total $418,000, we expect to recognize approximately 65.2% in the remaining interim periods of 2007, approximately 33.9% in 2008 and approximately 0.9% in 2009.

4.	Loss per Common Share

In accordance with SFAS No. 128, “Earnings Per Share,” net loss per common share amounts (“basic EPS”) were computed by dividing net loss by the weighted-average number of common shares outstanding and excluding any potential dilution. Net loss per common share amounts assuming dilution (“diluted EPS”) are generally computed by reflecting potential dilution from conversion of convertible securities and the exercise of stock options and warrants. However, because their effect is antidilutive, the Company has excluded stock options and warrants aggregating 2,703,473 and 2,354,102 from the computation of diluted EPS for the three month periods ended March 31, 2007 and 2006, respectively.

5.	Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 requires companies to determine whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. This interpretation also provides guidance on derecognition, classification, accounting in interim periods, and expanded disclosure requirements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007, which adoption did not have a material effect on either the results of operations or financial position of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 established a fair value hierarchy that prioritizes the information used to develop the assumption that market participants would use when pricing an asset or liability. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. We are currently evaluating the impact of adopting SFAS 157 on our financial position, cash flows, and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will be effective for the fiscal years ending after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 159 on its financial position, cash flows, and results of operations.

6.	Inventory

Inventory is stated at the lower of cost or market using the first-in first-out method. The Company’s inventory as of March 31, 2007 and December 31, 2006 was as follows:

	March 31,	December 31,
	2007	2006

Raw Materials	$156,000	$54,000
Finished Goods	500,000	458,000

Total Inventory	$656,000	$512,000

7.	Convertible Notes due 2012

In June 2006, the Company entered into subscription agreements with certain investors who purchased an aggregate of $5,200,000 principal amount of 6% Secured Convertible Notes due 2012 (the “Notes”) issued by the Company for the face value thereof. The Notes are secured by substantially all of the Company’s assets and accrue interest at a rate of 6% per annum, compounded annually and payable in arrears at maturity.

Subject to certain restrictions, principal and accrued interest on the Notes are convertible at any time at the holder’s option into shares of the Company’s common stock, at an initial conversion price of $2.10 per share (subject to anti-dilution adjustments upon the occurrence of certain events). There is no cap on any increases to the conversion price. The conversion price may not be adjusted to an amount less than $0.001 per share, the current par value of the Company’s common stock. The Company may cause the Notes to be converted at their then effective conversion price, if the common stock achieves average last sales prices of at least 240% of the then effective conversion price and average daily volume of at least 35,000 shares (subject to adjustment) over a prescribed time period. In the case of an optional conversion by the holder or a compelled conversion by the Company, the Company has 15 days from the date of conversion to deliver certificates for the shares of common stock issuable upon such conversion. As further described below, conversion of the Notes is restricted, pending stockholder approval.

The Company may prepay outstanding principal and interest on the Notes at any time. Any prepayment requires the Company to pay each holder a premium equal to 15% of the principal amount of the Notes held by such holder receiving the prepayment if such prepayment is made on or before June 1, 2008, and 5% of the principal amount of the Notes held by such holder receiving prepayment in connection with prepayments made thereafter. In addition to the applicable prepayment premium, upon any prepayment of the Notes occurring on or before June 1, 2008, the Company must issue the holder of such Notes warrants (“Prepayment Warrants”) to purchase a quantity of common stock equal to three shares for every $20 principal amount of Notes prepaid at an exercise price of $0.01 per share (subject to adjustment). Upon issuance, the Prepayment Warrants would expire on June 1, 2012.

The Notes contain a prepayment feature that requires us to issue common stock purchase warrants to the Note holders for partial consideration of certain Note prepayments that the Note holders may demand under certain circumstances. Pursuant to the Notes, the Company must offer the Note holders the option (the “Holder Prepayment Option”) of prepayment (subject to applicable premiums) of their Notes, if the Company completes an asset sale in excess of $250,000 outside the ordinary course of business (a “Major Asset Sale”), to the extent of the net cash proceeds of such Major Asset Sale.

Paragraph 12 of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, (“SFAS 133”), provides that an embedded derivative shall be separated from the host contract and accounted for as a derivative instrument if and only if certain criteria are met. In consideration of SFAS 133, the Company has determined that the Holder Prepayment Option is an embedded derivative to be bifurcated from the Notes and carried at fair value in the financial statements. The debt discount, of approximately $71,000, created by bifurcating the Holder Prepayment Option, is being amortized over the term of the debt. For the quarter ended March 31, 2007 amortization expense was approximately $3,000. During the quarter ended March 31, 2007, the Company recorded interest expense related to the convertible notes of approximately $76,000. At December 31, 2006 the value of the embedded derivative was a liability of approximately

$69,000. The Company reassesses the valuation of the Holder Prepayment Option quarterly. At March 31, 2007, the value of the embedded derivative was a liability of approximately $62,000. The change in value of approximately $7,000 was recorded as other income during the quarter.

8.	Commitments and Contingencies

Settlement Agreements

As more fully described in the Company’s 2006 Annual Report on Form 10-KSB, in April 2002, the Company entered into a letter agreement with Hermitage Capital Corporation (“Hermitage”), as placement agent. As of February 2003, the Company entered into a settlement agreement with Hermitage pursuant to which, among other things the Company agreed to issue Hermitage or its designees warrants upon the closing of certain transactions contemplated by a separate settlement agreement between the Company and Lancer Offshore, Inc. Because Lancer Offshore, Inc. never satisfied the closing conditions and, consequently, a closing has not been held, the Company has not issued any warrants to Hermitage in connection with the settlement with them. In June 2004, Hermitage threatened to sue the Company for warrants it claims are due to it under its settlement agreement with the Company as well as a placement fee and additional warrants it claims are, or will be, owed in connection with the Company’s initial public offering completed on September 24, 2004. The Company had some discussions with Hermitage in the hopes of reaching an amicable resolution of any potential claims. The Company has not heard from Hermitage since January 2005. As of March 31, 2007, no loss amount has been accrued because a loss is not considered probable or estimable.

As more fully described in the Company’s 2006 Annual Report on Form 10-KSB, in June 2002, the Company entered into a settlement agreement with one of its suppliers, Plexus Services Corp. Pursuant to this settlement agreement the outstanding balance at March 31, 2007 was $25,000 and is included in “Accounts Payable” on the condensed consolidated balance sheet. As agreed with the supplier, the Company will retire the remaining balance by making a payment in the amount of $25,000 during the second quarter of 2007.

As more fully described in the Company’s 2006 Annual Report on Form 10-KSB, in August 2002, the Company entered into a subscription agreement with Lancer Offshore, Inc. (“Lancer”). The subscription agreement provided, among other things, that Lancer would purchase, in several installments, (1) a certain amount of secured notes convertible into shares of the Company’s common stock and (2) warrants to purchase a certain amount of shares of the Company’s common stock. In accordance with the subscription agreement, the first installment of the secured notes and warrants were tendered. However, Lancer failed to fund the remaining installments. Following this failure, the Company entered into a settlement agreement with Lancer dated as of January 31, 2003, pursuant to which, (i) the parties terminated the subscription agreement; (ii) Lancer agreed to surrender approximately a third of the warrants issued to it; (iii) the warrants that were not surrendered were amended to provide that the exercise price per share and the number of shares issuable upon exercise thereof would not be adjusted as a result of a contemplated stock-split of the Company’s common stock that was never consummated; and (iv) the secured convertible note delivered in the first installment was cancelled. Lancer agreed, among other things, to certain conditions, and subject to satisfaction of these conditions, the Company agreed to issue to Lancer an unsecured note at a subsequent closing. Lancer never fulfilled the conditions to the subsequent closing and, accordingly, the Company never issued the note that the settlement agreement provided would be issued at such closing.

The above transaction resulted in the Company becoming a defendant in an action captioned Marty Steinberg, Esq. as Receiver for Lancer Offshore, Inc. v. Nephros, Inc., Case No. 04-CV-20547, that was commenced on March 8, 2004, in the U.S. District Court for the Southern District of Florida (the “Ancillary Proceeding”). That action is ancillary to a proceeding captioned Securities and Exchange Commission v. Michael Lauer, et. al., Case No. 03-CV-80612, which was commenced on July 8, 2003, wherein the court appointed a Receiver to manage Lancer Offshore, Inc. and various related entities. In the Ancillary Proceeding, the Receiver sought payment of the amount of the unsecured note, together with interest, costs and attorneys’ fees, as well as delivery of a warrant evidencing the right to purchase a certain amount of shares of the Company’s common stock.

On December 19, 2005, the U.S. District Court for the Southern District of Florida approved the Stipulation of Settlement with respect to an Ancillary Proceeding dated November 8, 2005 (the “Settlement”). Pursuant to the terms of the Settlement, the Company agreed to pay the Receiver an aggregate of $900,000 under the following payment terms: $100,000 paid on January 5, 2006; and four payments of $200,000 each at six month intervals thereafter. In addition, any warrants previously issued to Lancer were cancelled, and, on January 18, 2006, the Company issued to the Receiver warrants to purchase 21,308 shares of the Company’s common stock at $1.50 per share exercisable until January 18, 2009.

The Company had reserved for the Ancillary Proceeding on its balance sheet as of December 31, 2004 as a $1,500,000 accrued liability. As a result of the above Settlement, the Company has adjusted such accrued liability and recorded a note payable to the Receiver to reflect the present value, as of March 31, 2007, of the above amounts due to the Receiver of approximately $372,000 which is reflected as short-term note payable. Additionally, the Company recorded the issuance of the warrants issued at their fair market value of $17,348 based on a Black-Scholes calculation. Such Settlement resulted in a gain of $623,087 recorded in the fourth quarter of 2005.

Management’s Discussion and Analysis or Plan of Operations

The following discussion and analysis of our consolidated financial condition and results of operations should be read in conjunction with our unaudited condensed consolidated financial statements and related notes included in this quarterly report on Form 10-QSB (the “Quarterly Report”) and the audited financial statements and notes thereto as of and for the year ended December 31, 2006 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (“SEC”) on April 10, 2007. Operating results are not necessarily indicative of results that may occur in future periods.

Financial Operations Overview

Revenue Recognition:  Revenue is recognized in accordance with SEC Staff Accounting Bulletin, or SAB, No. 104 “Revenue Recognition”. SAB No. 104 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed and determinable; and (iv) collectibility is reasonably assured.

Cost of Goods Sold:  Cost of goods sold represents the acquisition cost for the products we purchase from our third party manufacturers as well as damaged and obsolete inventory written off.

Research and Development:  Research and development expenses consist of costs incurred in identifying, developing and testing product candidates. These expenses consist primarily of salaries and related expenses for personnel, fees of our scientific and engineering consultants and related costs, clinical studies, machine and product parts and software and product testing. We expense research and development costs as incurred.

Selling, General and Administrative:  Selling, general and administrative expenses consist primarily of sales and marketing expenses as well as personnel and related costs for general corporate functions, including finance, accounting, legal, human resources, facilities and information systems expense.

Business Overview

Since our inception in April 1997, we have been engaged primarily in the development of hemodiafiltration, or HDF, products and technologies for treating patients with End Stage Renal Disease, or ESRD. Our products include the OLp ūr MD190 and MD220, which are dialyzers (our “OLp ūr MDHDF Filter Series”), OLp ūr H2H, an add-on module designed to enable HDF therapy using the most common types of hemodialysis machines, and the OLp ūr NS2000 system, a stand-alone HDF machine with associated filter technology. We began selling our OLp ūr MD190 dialyzer in some parts of our Target European Market (consisting of France, Germany, Ireland, Italy and the United Kingdom, as well as Cyprus, Denmark, Greece, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland) in March 2004, and have developed units suitable for clinical evaluation for our OLp ūr H2H product. We are developing our OLp ūr NS2000 product in conjunction with an established machine manufacturer in Italy. We are working with this manufacturer to modify an existing HDF platform they currently offer for sale in parts of our Target European Market, incorporating our proprietary H2H technology.

In the first quarter of 2007 we received approval from the U.S. Food and Drug Administration (the “FDA”) for our Investigational Device Exemption (“IDE”) application for the clinical evaluation of our OLp ūr H2H module and OLp ūr MD 220 filter. We were also required to obtain approval from the Institutional Review Board (“IRB”) associated with the clinics at which the trials will take place. We have received such approval from the IRB. We expect to have patients using our ESRD products in a human clinical trial in the United States in the second quarter of 2007 and have targeted submitting our data to the FDA with our 510(k) application on these products at the end of 2007. We also plan to apply for CE marking of our OLp ūr H2H during the course of our clinical trial.

We have also applied our filtration technologies to water filtration and in 2006 we introduced our new Dual Stage Ultrafilter (the “DSU”) water filtration system. Our DSU represents a new and complimentary product line to our existing ESRD therapy business. The DSU incorporates our unique and proprietary dual stage filter architecture and is, to our knowledge, the only water filter that allows the user to sight-verify that the filter is properly performing its cleansing function. The DSU is designed to remove a broad range of bacteria, viral agents and toxic substances, including salmonella, hepatitis, anthrax, HIV, Ebola virus, ricin toxin, legionella, fungi and e - coli.

We fulfilled two purchase orders for our DSU to a major medical center in New York City in 2006. In 2007, this NYC medical center extended the terms of our joint evaluation agreement and we are working with their representatives on certain specifications for a customized DSU to meet their requirements. In 2006, the U.S. Defense Department budget included an appropriation for the U.S. Marine Corps for development of a dual stage water ultra filter. In connection with this Federal appropriation totaling $1 million, we expect to work with the U.S. Marine Corps in developing a potable personal water purification system for warfighters. We have begun a multi-hospital study to demonstrate the efficacy of the DSU. Our goal is to publish this study in 2007 in a relevant publication of substantial distribution.

To date, we have devoted most of our efforts to research, clinical development, seeking regulatory approval for our ESRD products, establishing manufacturing and marketing relationships and establishing our own marketing and sales support staff for the development, production and sale of our ESRD therapy products in our Target European Market and the United States upon their approval by appropriate regulatory authorities.

Regaining Compliance with American Stock Exchange’s Listing Standards

We have received notices from the staff of the American Stock Exchange (“AMEX”) that we are not in compliance with certain conditions of the continued listing standards of Section 1003 of the AMEX Company Guide. Specifically, AMEX noted our failure to comply with Section 1003(a)(i) of the AMEX Company Guide relating to shareholders’ equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of our three most recent fiscal years; Section 1003(a)(ii) of the AMEX Company Guide relating to shareholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of our four most recent fiscal years; and Section 1003(a)(iii) of the AMEX Company Guide relating to shareholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in our five most recent fiscal years.

We submitted a plan advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. On November 14, 2006, we received notice from the staff of the AMEX that the staff has reviewed our plan of compliance to meet the AMEX’s continued listing standards and will continue our listing while we seek to regain compliance with the continued listing standards during the period ending January 17, 2008. During the plan period, we must continue to provide the AMEX staff with updates regarding initiatives set forth in its plan of compliance. We will be subject to periodic review by the AMEX staff during the plan period. If we are not in compliance with the continued listing standards at January 17, 2008 or we do not make progress consistent with the plan during the plan period, then the AMEX may initiate immediate delisting proceedings.

As of the date of this filing, our common stock continues to trade on AMEX under the symbol NEP.

Critical Accounting Policies

Refer to “Management’s Discussion and Analysis or Plan of Operation” in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for disclosures regarding the Company’s critical accounting policies. There were no changes to these accounting policies during the three months ended March 31, 2007.

Results of Operations

Fluctuations in Operating Results

Our results of operations have fluctuated significantly from period to period in the past and are likely to continue to do so in the future. We anticipate that our quarterly results of operations will be impacted for the foreseeable future by several factors including the progress and timing of expenditures related to our research and development efforts, as well as marketing expenses related to product launches. Due to these fluctuations, we believe that the period to period comparisons of our operating results are not a good indication of our future performance.

Three Months Ended March 31, 2007 Compared to the Three Months Ended March 31, 2006

Product Revenues

Product revenues increased to approximately $296,000 for the three months ended March 31, 2007 from approximately $174,000 for the three months ended March 31, 2006. The approximately $122,000 or 70% increase reflects an increase in sales of approximately $96,000 to our European distributor as the number of clinics and patients using our products has expanded, and approximately $26,000 for a favorable impact of currency translation.

Cost of Goods Sold

Cost of goods sold increased approximately $59,000 to $205,000 for the three months ended March 31, 2007 compared to approximately $146,000 for the three months ended March 31, 2006. The increase is primarily due to approximately $83,000 of increased sales volume and the unfavorable impact of currency translation being offset by the impact of an approximately $24,000 inventory write off within the three months ended March 31, 2006. No inventory was written off within the three months ended March 31, 2007.

Research and Development

Research and development expenses increased approximately $43,000 to approximately $388,000 for the three months ended March 31, 2007 from approximately $345,000 for the three months ended March 31, 2006. The increase is primarily due to an approximately $34,000 increase in share based compensation expense reflecting the achievement of certain milestones related to the approval to commence the U.S. clinical trial of our H2H device, an increase in salary expense of approximately $36,000 and an increase in clinical trial expense of approximately $21,000 compared to no clinical trial expense in the three months ended March 31, 2006. These factors are mitigated by lower spending in 2007 of approximately $48,000 on machine development, outside testing, supplies and other items.

Depreciation Expense

Depreciation expenses increased approximately $6,000 to approximately $83,000 for the three months ended March 31, 2007 from approximately $77,000 for the three months ended March 31, 2006, which is primarily due to the impact of unfavorable currency translation factors.

Selling, General and Administrative Expenses

Selling, general and administrative expenses decreased approximately $186,000 to approximately $1,138,000 for the three months ended March 31, 2007 from approximately $1,324,000 for the three months ended March 31, 2006. The decrease is comprised of an approximately $234,000 decrease in selling expenses mitigated by an approximately $48,000 increase in general and administrative expenses. The lower selling expenses reflect the impact of our focus on a distributor-based marketing strategy, which resulted in lower salaries and transportation and entertainment expenses of approximately $182,000 and $50,000, respectively. The increase in general and administrative expenses is primarily due to an approximately $54,000 increase in payroll expense associated with the addition of the Executive Chairman position.

Interest Income

Interest income decreased to approximately $25,000 for the three months ended March 31, 2007 from approximately $39,000 for the three months ended March 31, 2006. The decrease of approximately $14,000 reflects the impact of lower average balances of our short-term investments during the quarter ended March 31, 2007.

Interest Expense

Interest expense totaled approximately $87,000 for the three months ended March 31, 2007. There was no interest expense for the three months ended March 31, 2006. The current period interest expense primarily represents approximately $76,000 for the accrued interest liability associated with our 6% Secured Convertible Notes due 2012 (“the Notes”), approximately $3,000 associated with the amortization of the debt discount on the Notes and approximately $8,000 for the interest portion of the present value of payments we made to the Receiver of the Lancer Offshore, Inc. proceedings pursuant to certain settlement arrangements. For additional information about the Notes, please see the section “Liquidity, Going Concern and Capital Resources” below.

Other income

Other income of approximately $9,000 for the three months ended March 31, 2007, includes the impact of the current quarter change in valuation of the derivative liability of approximately $7,000 and the recognition of a $2,000 tax refund received by the Company’s subsidiary in Ireland. There was no other income reported in the three months ended March 31, 2006.

Liquidity, Going Concern and Capital Resources

The financial statements included in this Quarterly Report on Form 10-QSB and in our 2006 Annual Report on Form 10-KSB have been prepared assuming that we will continue as a going concern, however, there can be no assurance that we will be able to do so. Our recurring losses and difficulty in generating sufficient cash flow to meet our obligations and sustain our operations raise substantial doubt about our ability to continue as a going concern, and our consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As of May 17, 2007, we had approximately $455,000 in cash and cash equivalents and $200,000 invested in short term securities. We have implemented a strict cash management program to conserve our cash, reduce our expenditures and control our payables. In accordance with this cash management program, we believe that our existing funds will be sufficient to fund our currently planned operations through the second quarter of 2007. If we are unable to successfully implement our cash management program, then we would be unable to fund our currently planned operations through that date.

We will need to raise additional funds through either the licensing or sale of our technologies or the additional public or private offerings of our securities. We are currently investigating additional funding opportunities, talking to various potential investors who could provide financing and we believe that we will be able to secure financing in the near term. However, there can be no assurance that we will be able to obtain further financing, do so on reasonable terms, do so on terms that will satisfy the AMEX’s continued listing standards or do so on terms that would not substantially dilute your equity interests in us. If we are unable to raise additional funds on a timely basis, or at all, we will not be able to continue our operations and we may be de-listed from the AMEX.

We do not generate enough revenue through the sale of our products or licensing revenues to meet our expenditure needs. Our ability to make payments on our indebtedness will depend on our ability to generate cash in the future. This, to some extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. There can be no assurance that our future cash flow will be sufficient to meet our obligations and commitments. If we are unable to generate sufficient cash flow from operations in the future to service our indebtedness and to meet our other commitments, we will be required to adopt alternatives, such as seeking to raise additional debt or equity capital, curtailing our planned activities or ceasing our operations. There can be no assurance that any such actions could be effected on a timely basis or on satisfactory terms or at all, or that these actions would enable us to continue to satisfy our capital requirements. For additional information describing the risks concerning our liquidity, please see “Certain Risks and Uncertainties” below.

Our future liquidity sources and requirements will depend on many factors, including:

•	the market acceptance of our products, and our ability to effectively and efficiently produce and market our products;

•	the availability of additional financing, through the sale of equity securities or otherwise, on commercially reasonable terms or at all;

•	the timing and costs associated with obtaining the Conformité Européene, or CE, mark, which demonstrates compliance with the relevant European Union requirements and is a regulatory prerequisite for selling our ESRD therapy products in the European Union and certain other countries that recognize CE marking (for products other than our OLp ūr MDHDF Filter Series, for which the CE mark was obtained in July 2003), or United States regulatory approval;

•	the ability to maintain the listing of our common stock on the AMEX;

•	the continued progress in and the costs of clinical studies and other research and development programs;

•	the costs involved in filing and enforcing patent claims and the status of competitive products; and

•	the cost of litigation, including potential patent litigation and any other actual or threatened litigation.

We expect to put our current capital resources and the additional capital we are seeking to raise to the following uses:

•	for the marketing and sales of our products;

•	to complete certain clinical studies, obtain appropriate regulatory approvals and expand our research and development with respect to our ESRD therapy products;

•	to continue our ESRD therapy product engineering;

•	to pursue business opportunities with respect to our DSU water-filtration product;

•	to pay the Receiver of Lancer Offshore, Inc. amounts due under the settlement with respect to the Ancillary Proceeding between us and the Receiver (See “Note 6 — Commitments and Contingencies — Settlement Agreements” to the Condensed Consolidated Financial Statements for a description of the settlement);

•	to pay a former supplier, Plexus Services Corp., amounts due under our settlement agreement; and

•	for working capital purposes, additional professional fees and expenses, additional financial resources in the finance department and for other operating costs.

Our forecast of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary materially. In the event that our plans change, our assumptions change or prove inaccurate, or if our existing cash resources, together with other funding resources including increased sales of our products, otherwise prove to be insufficient to fund our operations and we are unable to obtain additional financing, we will be required to adopt alternatives, such as curtailing our planned activities or ceasing our operations.

In June 2006, we entered into subscription agreements with certain investors who purchased an aggregate of $5,200,000 principal amount of our 6% Secured Convertible Notes due 2012 (the “Notes”) for the face value thereof. We closed on the sale of the first tranche of Notes, in an aggregate principal amount of $5,000,000, on June 1, 2006 (the “First Tranche”) and closed on the sale of the second tranche of Notes, in an aggregate principal amount of $200,000, on June 30, 2006 (the “Second Tranche”).The Notes are secured by substantially all of our assets.

The Notes accrue interest at a rate of 6% per annum, compounded annually and payable in arrears at maturity. Subject to certain restrictions, principal and accrued interest on the Notes are convertible at any time at the holder’s option into shares of our common stock, at an initial conversion price of $2.10 per share (subject to anti-dilution adjustments upon the occurrence of certain events). There is no cap on any increases to the conversion price. The conversion price may not be adjusted to an amount less than $0.001 per share, the current par value of our common stock. We may cause the Notes to be converted at their then effective conversion price, if the common stock achieves average last sales prices of at least 240% of the then effective conversion price and average daily volume of at least 35,000 shares (subject to adjustment) over a prescribed time period. In the case of an optional conversion by the holder or a compelled conversion by us, we have 15 days from the date of conversion to deliver certificates for the shares of common stock issuable upon such conversion. As further described below, conversion of the Notes is restricted, pending stockholder approval.

We may prepay outstanding principal and interest on the Notes at any time. Any prepayment requires us to pay each holder a premium equal to 15% of the principal amount of the Notes held by such holder receiving the prepayment if such prepayment is made on or before June 1, 2008, and 5% of the principal amount of the Notes held by such holder receiving prepayment in connection with prepayments made thereafter. In addition to the applicable prepayment premium, upon any prepayment of the Notes occurring on or before June 1, 2008, we must issue the holder of such Notes warrants (“Prepayment Warrants”) to purchase a quantity of common stock equal to three shares for every $20 principal amount of Notes prepaid at an exercise price of $0.01 per share (subject to adjustment). Upon issuance, the Prepayment Warrants would expire on June 1, 2012.

Unless and until our stockholders approve the issuance of shares of common stock in excess of such amount, the number of shares of common stock issuable upon conversion of the First Tranche of Notes and exercise of the Prepayment Warrants related thereto, in the aggregate, is limited to 2,451,280 shares, which equals approximately 19.9% of the number of shares of common stock outstanding immediately prior to the issuance of the Notes. We will not issue any shares of common stock upon conversion of the Second Tranche of Notes or exercise of any Prepayment Warrants that may be issued pursuant to such Notes until our stockholders approve the issuance of shares of common stock upon conversion of the Notes and exercise of the Prepayment Warrants as may be required by the applicable rules and regulations of the AMEX.

In connection with the sale of the Notes, we have entered into a registration rights agreement with the investors pursuant to which we granted the investors two demand registration rights and unlimited piggy-back and short-form registration rights with respect to the shares of common stock issuable upon conversion of the Notes or exercise of Prepayment Warrants, if any.

Subject to terms and conditions set forth in the Notes, the outstanding principal of and accrued interest on the Notes may become immediately due and payable upon the occurrence of any of the following events of default: our failure to pay principal or interest on the Notes when due; certain bankruptcy-related events with respect to us; material breach of any representation, warranty or certification made by us in or pursuant to the Notes, or under the registration rights agreement or the subscription agreements; our incurrence of Senior Debt

(as defined in the Notes); the acceleration of certain of our other debt; or the rendering of certain judgments against us.

The Notes contain a prepayment feature that requires us to issue common stock purchase warrants to the Note holders for partial consideration of certain Note prepayments that the Note holders may demand under certain circumstances. Pursuant to the Notes, we must offer the Note holders the option (the “Holder Prepayment Option”) of prepayment (subject to applicable premiums) of their Notes, if we complete an asset sale in excess of $250,000 outside the ordinary course of business (a “Major Asset Sale”), to the extent of the net cash proceeds of such Major Asset Sale.

Net cash used in operating activities increased approximately $226,000 to approximately $1,739,000 for the three months ended March 31, 2007 compared to approximately $1,513,000 for the three months ended March 31, 2006. The most significant items causing this increase during the three months ended March 31, 2007 compared to the three months ended March 31, 2006 are highlighted below:

•	During 2007, our net loss decreased approximately $108,000 and our non-cash stock based compensation expense increased approximately $72,000 compared to 2006.

•	Our accounts receivable increased by approximately $17,000 during 2007 compared to a decrease of approximately $66,000 during 2006.

•	Our inventory increased by approximately $138,000 during 2007 compared to a $71,000 increase during 2006.

•	Our accounts payable and accrued expenses decreased in total by $195,000 in 2007 compared to a $24,000 decrease in 2006.

•	Our prepaid expenses and other assets decreased by $122,000 in 2007 compared to a $3,000 decrease in 2006.

•	During 2007, our accrued severance expenses decreased by approximately $94,000, which was substantially offset by an increase of approximately $76,000 in accrued interest relating to the convertible notes that were issued in June 2006.

•	During 2007, we paid amounts due under settlement agreements totaling approximately $192,000 (included within “other liabilities” on the statement of cash flow).

Net cash provided by investing activities was approximately $1,898,000 for the three months ended March 31, 2007 compared to net cash provided of approximately $1,250,000 for the three months ended March 31, 2006. The current year provision of cash reflects the maturities of short-term investments in the amount of approximately $1,900,000 partially offset by purchases of approximately $2,000 for computer equipment at the European headquarters. For the three months ended March 31, 2006 the provision of cash reflects the maturities of short term investments in the amount of approximately $1,250,000.

There was no cash provided by financing activities for the three months ended March 31, 2007. Net cash provided by financing activities was approximately $1,000 for the three months ended March 31, 2006 and relates to option exercises by a former employee.

FINANCIAL INFORMATION EXCERPTED FROM THE COMPANY’S FORM 10-QSB
FOR THE QUARTER ENDED JUNE 30, 20073

NEPHROS, INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(In thousands, except
	share amounts)

ASSETS
Current assets:
Cash and cash equivalents	$530	$253
Short-term investments	—	2,800
Accounts receivable, less allowances of $7 and $48 as of June 30, 2007 and December 31, 2006, respectively	10	228
Inventory, net	634	512
Prepaid expenses and other current assets	432	440

Total current assets	1,606	4,233

Property and equipment, net	751	911
Other assets	23	23

Total assets	$2,380	$5,167

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$770	$568
Accrued expenses	620	649
Accrued severance expense	—	94
Note payable — short-term portion	417	380

Total current liabilities	1,807	1,691

Long-term liabilities:
Convertible notes payable	5,210	5,205
Accrued interest-convertible notes	337	183
Note payable — long-term portion	—	184

Total long-term liabilities	5,547	5,572

Commitments and contingencies
Stockholders’ deficit:
Preferred stock, $.001 par value; 5,000,000 shares authorized, none issued	—	—
Common stock, $.001 par value; 40,000,000 and 25,000,000 shares authorized and 12,317,992 shares issued and outstanding as of June 30, 2007 and December 31, 2006, respectively	12	12
Additional paid-in capital	53,430	53,135
Accumulated other comprehensive income	40	12
Accumulated deficit	(58,456)	(55,255)

Total stockholders’ deficit	(4,974)	(2,096)

Total liabilities and stockholders’ deficit	$2,380	$5,167

See accompanying notes to the unaudited condensed consolidated interim financial statements

3 The risk factors that appeared under the heading “Certain Risks and Uncertainties” in “Item 2, Management’s Discussion and Analysis and Results of Operation” in the Company’s Form 10-QSB for the quarter ended June 30, 2007, which updated certain risk factors appearing in the Company’s Form 10-KSB for the year ended December 31, 2006, have been omitted. Please see updated risk factors under the heading “Risk Factors” provided elsewhere in this Information Statement.

NEPHROS, INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
	(In thousands, except share amounts)

Net product revenues	$348	$302	$644	$476
Cost of goods sold	245	462	450	608

Gross margin	103	(160)	194	(132)
Operating expenses:
Research and development	416	554	804	900
Depreciation	84	84	167	160
Selling, general and administrative	1,152	1,392	2,290	2,709

Total operating expenses	1,652	2,030	3,261	3,769

Loss from operations	(1,549)	(2,190)	(3,067)	(3,901)
Other income (expenses):
Interest income	8	9	33	48
Interest expense	(81)	—	(168)	—
Other	(8)	—	1	—

Net loss	$(1,630)	$(2,181)	$(3,201)	$(3,853)

Basic and diluted net loss per common share	$(0.13)	$(0.18)	$(0.26)	$(0.31)

Shares used in computing basic and diluted net loss per common share	12,317,992	12,317,992	12,317,992	12,316,153

See accompanying notes to the unaudited condensed consolidated interim financial statements

NEPHROS, INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2007	2006
	(In thousands)

Cash flows from operating activities:
Net loss	$(3,201)	$(3,853)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	167	157
Amortization of research and development assets	7	—
Amortization of debt discount	6	—
Change in valuation of derivative liability	(1)	—
Stock-based compensation	295	373
(Increase) decrease in operating assets:
Accounts receivable, net	220	(88)
Inventory, net	(111)	367
Prepaid expenses and other current assets	10	63
Increase (decrease) in operating liabilities:
Accounts payable and accrued expenses	165	(731)
Accrued severance expense	(95)	76
Accrued interest-convertible notes	154	—
Other liabilities	(147)	(100)

Net cash used in operating activities	(2,531)	(3,736)

Cash flows from investing activities:
Purchase of property and equipment	(2)	(18)
Purchase of short-term investments	—	(3,000)
Proceeds received from maturities of short-term investments	2,800	2,500

Net cash provided by (used in) investing activities	2,798	(518)

Cash flows from financing activities:
Proceeds from exercise of stock options	—	1
Proceeds from private placement of convertible securities	—	5,200

Net cash provided by financing activities	—	5,201

Effect of exchange rates on cash	10	(3)

Net increase in cash and cash equivalents	277	944
Cash and cash equivalents, beginning of period	253	747

Cash and cash equivalents, end of period	$530	$1,691

Supplemental disclosure of cash flow information
Cash paid during the period for income taxes	$1	$—

See accompanying notes to the unaudited condensed consolidated interim financial statements

NEPHROS, INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’
DEFICIT AND COMPREHENSIVE LOSS

				Accumulated
				Other		Total
	Common Stock		Additional Paid-in	Comprehensive	Accumulated	Stockholders’
	Shares	Amount	Capital	Income	Deficit	Deficit
	(In thousands, except share amounts)

Balances, December 31, 2006	12,317,992	$12	$53,135	$12	$(55,255)	$(2,096)
Net loss	—	—	—	—	(3,201)	(3,201)
Net unrealized gains on foreign currency translation, net of taxes	—	—	—	28	—	28

Comprehensive loss	—	—	—	—	—	(3,173)
Stock-based compensation	—	—	295	—	—	295

Balances, June 30, 2007	12,317,992	$12	$53,430	$40	$(58,456)	$(4,974)

See accompanying notes to the unaudited condensed consolidated interim financial statements

1.	Basic of Presentation and Going Concern

The accompanying unaudited condensed consolidated interim financial statements of Nephros, Inc. and its wholly-owned subsidiary, Nephros International, Limited, (collectively the “Company”) should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company’s 2006 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2007. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-QSB. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information and notes required by GAAP for a complete financial statement presentation. In the opinion of management, the interim financial statements reflect all adjustments consisting of normal, recurring adjustments that are necessary for a fair presentation of the financial position, results of operations and cash flows for the condensed consolidated interim periods presented. Interim results are not necessarily indicative of results for a full year. All inter-company transactions have been eliminated in consolidation.

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s recurring losses and difficulty in generating sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern. The condensed consolidated interim financial statements do not include any adjustments that might result from the outcome of this uncertainty. Based on the Company’s current cash flow projections, and in order to comply with the American Stock Exchange’s continued listing standards, the Company will need to raise additional funds through either the licensing or sale of its technologies or the additional public or private offerings of its securities. The Company is currently investigating additional funding opportunities and it believes it will be able to secure financing in the near term. However, there is no guarantee that the Company will be able to obtain further financing. If the Company is unable to raise additional funds on a timely basis or at all, the Company would not be able to continue its operations.

2.	Concentration of Credit Risk

For the six months ended June 30, 2007 and 2006, the following customers accounted for the following percentages of the Company’s sales, respectively. The Company believes that the loss of any of these customers could have a material adverse effect on the Company’s product sales, at least temporarily, while the Company seeks to replace such customers and/or self-distribute in the territories currently served by such customers.

Customer	2007	2006

A	94%	72%
B	0%	17%

As of June 30, 2007 accounts receivable is approximately $10,000 and the collection of this amount is not considered a risk factor. At December 31, 2006, the following customers accounted for the following percentages of the Company’s accounts receivable, respectively.

Customer	2007	2006

A	0%	71%
C	0%	14%

In the current year the Company’s activities with Customer “A” became further concentrated as a result of an agreement the Company entered into with Customer “A” effective as of January 1, 2007. Pursuant to the agreement, the Company assigned on an exclusive basis additional territories to Customer “A” with respect to distribution of the Company’s ESRD therapy products, which had previously been assigned to other distributors.

3.	Stock-Based Compensation

The Company complies with the accounting and reporting requirements of Statement of Financial Accounting Standards (“SFAS”) No. 123 (Revised 2004), “Share-Based Payment” (“SFAS 123R”), using a modified prospective transition method. For the three months ended June 30, 2007 and 2006, stock-based compensation expense was approximately $108,000 and $164,000, respectively. For the six months ended June 30, 2007 and 2006, stock-based compensation expense was approximately $295,000 and $321,000, respectively.

There was no tax benefit related to expense recognized in the three month periods ended June 30, 2007 and 2006, as the Company is in a net operating loss position. As of June 30, 2007, there was approximately $1,319,000 of total unrecognized compensation cost related to unvested share-based compensation awards granted under the equity compensation plans which does not include the effect of future grants of equity compensation, if any. Of this amount, approximately $345,000 will be amortized over the weighted-average remaining requisite service period of 1.1 years and approximately $974,000 will be recognized upon the attainment of related milestones. Of the total $345,000, we expect to recognize approximately 51.5% in the remaining interim periods of 2007, approximately 45.5% in 2008 and approximately 3.0% in 2009.

4.	Comprehensive Income

The Company accounts for comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income,” which requires comprehensive income (loss) and its components to be reported when a company has items of other comprehensive income (loss). Comprehensive income (loss) includes net income plus other comprehensive income (loss) (i.e., certain revenues, expenses, gains and losses reported as separate components of stockholder’s equity (deficit) rather than in net income (loss).

The Company accounts for certain transactions with a foreign affiliate in a currency other than U.S. dollars. For the purposes of presenting the condensed consolidated interim financial statements in conformity with accounting principles generally accepted in the United States of America, the transactions must be converted into U.S. dollars in accordance with SFAS No. 52, “Foreign Currency Translation”. Since these transactions are of a long-term investment nature and settlement is not planned or anticipated in the foreseeable future, the offsetting foreign currency adjustment is accounted for as an other comprehensive loss item in the condensed consolidated balance sheets.

5.	Loss per Common Share

In accordance with SFAS No. 128, “Earnings Per Share,” net loss per common share amounts (“basic EPS”) were computed by dividing net loss by the weighted-average number of common shares outstanding and excluding any potential dilution. Net loss per common share amounts assuming dilution (“diluted EPS”) are generally computed by reflecting potential dilution from conversion of convertible securities and the exercise of stock options and warrants. However, because their effect is antidilutive, the Company has excluded stock options and warrants aggregating 5,184,768 and 2,327,396 from the computation of diluted EPS for the three month and six month periods ended June 30, 2007 and 2006, respectively.

6.	Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 requires companies to determine whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. This interpretation also provides guidance on derecognition, classification, accounting in interim periods, and expanded disclosure requirements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of the provisions of FIN 48 did not have a material effect on either the condensed consolidated results of operations or financial position of the Company.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which applies whenever other standards require (or permit) assets or liabilities to be measured at fair value. SFAS 157 established a fair value hierarchy that prioritizes the information used to develop the assumption that market participants would use when pricing an asset or liability. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting SFAS 157 on its consolidated financial position, cash flows, and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 will be effective for the fiscal years ending after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 159 on its consolidated financial position, cash flows, and results of operations.

7.	Inventory, net

Inventory is stated at the lower of cost or market using the first-in first-out method. The Company’s inventory as of June 30, 2007 and December 31, 2006 was as follows:

	June 30,	December 31,
	2007	2006

Raw Materials	$83,000	$54,000
Finished Goods	551,000	458,000

Total Inventory, net	$634,000	$512,000

8.	Convertible Notes due 2012

In June 2006, the Company entered into subscription agreements with certain investors who purchased an aggregate of $5,200,000 principal amount of 6% Secured Convertible Notes due 2012 (the “Notes”) issued by the Company for the face value thereof. The Notes are secured by substantially all of the Company’s assets and accrue interest at a rate of 6% per annum, compounded annually and payable in arrears at maturity.

Subject to certain restrictions, principal and accrued interest on the Notes are convertible at any time at the holder’s option into shares of the Company’s common stock, at an initial conversion price of $2.10 per share (subject to anti-dilution adjustments upon the occurrence of certain events). There is no cap on any increases to the conversion price. The conversion price may not be adjusted to an amount less than $0.001 per share, the current par value of the Company’s common stock. The Company may cause the Notes to be converted at their then effective conversion price, if the common stock achieves average last sales prices of at least 240% of the then effective conversion price and average daily volume of at least 35,000 shares (subject to adjustment) over a prescribed time period. In the case of an optional conversion by the holder or a compelled conversion by the Company, the Company has 15 days from the date of conversion to deliver certificates for the shares of common stock issuable upon such conversion.

The Company may prepay outstanding principal and interest on the Notes at any time. Any prepayment requires the Company to pay each holder a premium equal to 15% of the principal amount of the Notes held by such holder receiving the prepayment if such prepayment is made on or before June 1, 2008, and 5% of the principal amount of the Notes held by such holder receiving prepayment in connection with prepayments made thereafter. In addition to the applicable prepayment premium, upon any prepayment of the Notes occurring on or before June 1, 2008, the Company must issue the holder of such Notes warrants (“Prepayment Warrants”) to purchase a quantity of common stock equal to three shares for every $20 principal amount of Notes prepaid at an exercise price of $0.01 per share (subject to adjustment). Upon issuance, the Prepayment Warrants would expire on June 1, 2012.

The Notes contain a prepayment feature that requires the Company to issue common stock purchase warrants to the Note holders for partial consideration of certain Note prepayments that the Note holders may demand under certain circumstances. Pursuant to the Notes, the Company must offer the Note holders the option (the “Holder Prepayment Option”) of prepayment (subject to applicable premiums) of their Notes, if the Company completes an asset sale in excess of $250,000 outside the ordinary course of business (a “Major Asset Sale”), to the extent of the net cash proceeds of such Major Asset Sale.

Paragraph 12 of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, (“SFAS 133”), provides that an embedded derivative shall be separated from the host contract and accounted for as a derivative instrument if and only if certain criteria are met. In consideration of SFAS 133, the Company has determined that the Holder Prepayment Option is an embedded derivative to be bifurcated from the Notes and carried at fair value in the condensed consolidated financial statements.

The debt discount, of approximately $71,000, created by bifurcating the Holder Prepayment Option, is being amortized over the term of the debt. At December 31, 2006, the value of the embedded derivative was a liability of approximately $69,000. The Company reassesses the valuation of the Holder Prepayment Option quarterly.

At June 30, 2007, the value of the embedded derivative was a liability of approximately $68,000. For the quarter ended June 30, 2007, amortization expense was approximately $3,000. During the quarter ended June 30, 2007, the Company recorded interest expense related to the convertible notes of approximately $78,000. The change in value of the embedded derivative of approximately $6,000 was recorded as other expense during the quarter.

For the six months ended June 30, 2007, amortization expense was approximately $6,000. During the six months ended June 30, 2007, the Company recorded interest expense related to the convertible notes of approximately $155,000. The change in value of the embedded derivative of approximately $1,000 was recorded as other income during the six months ended June 30, 2007.

9.	Commitments and Contingencies

Settlement Agreements

As more fully described in the Company’s 2006 Annual Report on Form 10-KSB, in April 2002, the Company entered into a letter agreement with Hermitage Capital Corporation (“Hermitage”), as placement agent. As of February 2003, the Company entered into a settlement agreement with Hermitage pursuant to which, among other things the Company agreed to issue Hermitage or its designees warrants upon the closing of certain transactions contemplated by a separate settlement agreement between the Company and Lancer Offshore, Inc. Because Lancer Offshore, Inc. never satisfied the closing conditions and, consequently, a closing has not been held, the Company has not issued any warrants to Hermitage in connection with the settlement with them. In June 2004, Hermitage threatened to sue the Company for warrants it claims are due to it under its settlement agreement with the Company as well as a placement fee and additional warrants it claims are, or will be, owed in connection with the Company’s initial public offering completed on September 24, 2004. The Company had some discussions with Hermitage in the hopes of reaching an amicable resolution of any potential claims. The Company has not heard from Hermitage since January 2005. As of June 30, 2007, no loss amount has been accrued because a loss is not considered probable or estimable.

As more fully described in the Company’s 2006 Annual Report on Form 10-KSB, in June 2002, the Company entered into a settlement agreement with one of its suppliers, Plexus Services Corp. Pursuant to this settlement agreement, the outstanding balance at June 30, 2007 was $25,000 and is included in “Accounts Payable” on the unaudited condensed consolidated balance sheet. As agreed with the supplier, the Company expects to retire the remaining balance by making a payment in the amount of $25,000 during the third quarter of 2007, assuming the Company obtains additional financing.

As more fully described in the Company’s 2006 Annual Report on Form 10-KSB, in August 2002, the Company entered into a subscription agreement with Lancer Offshore, Inc. (“Lancer”). The subscription agreement provided, among other things, that Lancer would purchase, in several installments, (1) a certain amount of secured notes convertible into shares of the Company’s common stock and (2) warrants to purchase a certain amount of shares of the Company’s common stock. In accordance with the subscription agreement, the first installment of the secured notes and warrants were tendered. However, Lancer failed to fund the remaining installments. Following this failure, the Company entered into a settlement agreement with Lancer dated as of January 31, 2003, pursuant to which, (i) the parties terminated the subscription agreement; (ii) Lancer agreed to surrender approximately a third of the warrants issued to it; (iii) the warrants that were not surrendered were amended to provide that the exercise price per share and the number of shares issuable upon exercise thereof would not be adjusted as a result of a contemplated stock-split of the Company’s common stock that was never consummated; and (iv) the secured convertible note delivered in the first installment was cancelled. Lancer agreed, among other things, to certain conditions, and subject to satisfaction of these conditions, the Company agreed to issue to Lancer an unsecured note at a subsequent closing. Lancer never fulfilled the conditions to the subsequent closing and, accordingly, the Company never issued the note that the settlement agreement provided would be issued at such closing.

The above transaction resulted in the Company becoming a defendant in an action captioned Marty Steinberg, Esq. as Receiver for Lancer Offshore, Inc. v. Nephros, Inc., Case No. 04-CV-20547, that was commenced on March 8, 2004, in the U.S. District Court for the Southern District of Florida (the “Ancillary Proceeding”). That action is ancillary to a proceeding captioned Securities and Exchange Commission v. Michael Lauer, et. al., Case No. 03-CV-80612, which was commenced on July 8, 2003, wherein the court appointed a Receiver to manage Lancer and various related entities. In the Ancillary Proceeding, the Receiver sought payment of the amount of the unsecured note, together with interest, costs and attorneys’ fees, as well as delivery of a warrant evidencing the right to purchase a certain amount of shares of the Company’s common stock.

On December 19, 2005, the U.S. District Court for the Southern District of Florida (the “Court”) approved the Stipulation of Settlement with respect to an Ancillary Proceeding dated November 8, 2005 (the “Settlement”). Pursuant to the terms of the Settlement, the Company agreed to pay the Receiver an aggregate of $900,000 (the “Settlement Amount”) under the following payment terms: $100,000 paid on January 5, 2006; and four payments of $200,000 each at six month intervals thereafter. In addition, any warrants previously issued to Lancer were cancelled, and, on January 18, 2006, the Company issued to the Receiver warrants to purchase 21,308 shares of the Company’s common stock at $1.50 per share exercisable until January 18, 2009 (the “Settlement Warrants”).

The Company has paid $500,000 to the Receiver. The remaining balance of the Settlement Amount to be paid is $400,000 and the Company failed to tender the third $200,000 installment to the Receiver in a timely manner. The Settlement provides that in the event the Company fails to pay any portion of the Settlement Amount, the Receiver will provide the Company with five business days written notice of the default. During this five business day period, the Company has the opportunity to cure the default. If the Company fails to cure the default within the cure period, then the Receiver may retain any portion of the Settlement Amount and Settlement Warrants received to date and file a Certificate of Default requesting the entry of a final judgment, and the Court will enter a final judgment against the Company in the amount of $1.2 million less any portion of the Settlement Amount previously paid under the Settlement and awarding any portion of the Settlement Warrants not previously delivered pursuant to the Settlement. The Settlement also provides that in the event of any litigation arising as a result of a default under the Settlement, the Receiver shall be entitled to reasonable attorneys’ fees and costs related thereto.

On July 23, 2007, the Company received a letter from the Receiver’s representatives notifying the Company of its failure to pay the third installment and asking the Company to cure such default by July 30, 2007. The letter also indicated that the Receiver intends to (i) file a Certificate of Default and seek a final judgment in the amount of $1.2 million, less those portions the Company has already paid, if the Company is unable to cure in the time specified, and (ii) seek to recover its attorneys’ fees and costs if legal fees are incurred in connection with such filing.

The Company has implemented a strict cash management program to conserve its cash, reduce its expenditures and control its payables and as a result, it was unable to fund the third installment prior to the expiration of the specified cure period. After receipt of the letter, the Company informed the Receiver’s representatives that it is currently investigating additional funding opportunities and talking to various potential investors who could provide additional financing, which would allow the Company to tender the remaining installments. If the Receiver files a Certificate of Default and the Company is unable to obtain additional financing, it would significantly impact the Company’s ability to execute its cash management program and the Company could have to curtail its planned activities or cease its operations.

If the Receiver files a Certificate of Default and the final judgment amount is in excess of $500,000 and such amount remains undischarged for 90 days, or any action shall be taken by the Receiver to levy upon assets or properties of the Company to enforce such judgment, such occurrence would constitute an “Event of Default” under the Notes. As a result, the holders of Notes constituting a majority of the principal amount of the Notes then outstanding could declare, by notice to the Company, the unpaid principal of, and accrued interest on, all the Notes then outstanding to be due and payable.

The Company had reserved for the Ancillary Proceeding on its balance sheet as of December 31, 2004 as a $1,500,000 accrued liability. As a result of the above Settlement, the Company has adjusted such accrued liability and recorded a note payable to the Receiver to reflect the present value, as of June 30, 2007, of the above amounts due to the Receiver of approximately $372,000 which is reflected as short-term note payable. Additionally, the Company recorded the issuance of the warrants issued at their fair market value of $17,348 based on a Black-Scholes calculation. Such Settlement resulted in a gain of $623,087 recorded in the fourth quarter of 2005.

Management’s Discussion and Analysis and Results of Operations

The following discussion and analysis of our condensed consolidated interim financial condition and results of operations should be read in conjunction with our unaudited condensed consolidated interim financial statements and related notes included in this quarterly report on Form 10-QSB (the “Quarterly Report”) and the audited consolidated financial statements and notes thereto as of and for the year ended December 31, 2006 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission (“SEC”) on April 10, 2007. Operating results are not necessarily indicative of results that may occur in future periods.

Financial Operations Overview

Revenue Recognition:  Revenue is recognized in accordance with SEC Staff Accounting Bulletin (“SAB”), No. 101 “Revenue Recognition in Financial Statements,” as amended by SAB No. 104. SAB No. 101 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the fee is fixed and determinable; and (iv) collectibility is reasonably assured.

Cost of Goods Sold:  Cost of goods sold represents the acquisition cost for the products we purchase from our third party manufacturers as well as damaged and obsolete inventory written off.

Research and Development:  Research and development expenses consist of costs incurred in identifying, developing and testing product candidates. These expenses consist primarily of salaries and related expenses for personnel, fees of our scientific and engineering consultants and related costs, clinical studies, machine and product parts and software and product testing. We expense research and development costs as incurred.

Selling, General and Administrative:  Selling, general and administrative expenses consist primarily of sales and marketing expenses as well as personnel and related costs for general corporate functions, including finance, accounting, legal, human resources, facilities and information systems expense.

Business Overview

Since our inception in April 1997, we have been engaged primarily in the development of hemodiafiltration, or HDF, products and technologies for treating patients with End Stage Renal Disease, or ESRD. Our products include the OLp ūr MD190 and MD220, which are dialyzers (our “OLp ūr MDHDF Filter Series”), OLp ūr H2H, an add-on module designed to enable HDF therapy using the most common types of hemodialysis machines, and the OLp ūr NS2000 system, a stand-alone HDF machine with associated filter technology. We began selling our OLp ūr MD190 dialyzer in some parts of our Target European Market (consisting of France, Germany, Ireland, Italy and the United Kingdom, as well as Cyprus, Denmark, Greece, the Netherlands,

Norway, Portugal, Spain, Sweden and Switzerland) in March 2004, and have developed units suitable for clinical evaluation for our OLp ūr H2H product. We are developing our OLp ūr NS2000 product in conjunction with an established machine manufacturer in Italy. We are working with this manufacturer to modify an existing HDF platform they currently offer for sale in parts of our Target European Market, incorporating our proprietary H2H technology.

In the first quarter of 2007, we received approval from the U.S. Food and Drug Administration (the “FDA”) for our Investigational Device Exemption (“IDE”) application for the clinical evaluation of our OLp ūr H2H module and OLp ūr MD 220 filter. We have also received the approval from the Institutional Review Board (“IRB”) associated with the clinics at which the trials will take place. We began the training phase in each clinic in the second quarter of 2007 and expect to have patients using our ESRD products in a human clinical trial in the United States in the third quarter of 2007, assuming we are able to obtain additional financing. We have targeted submitting our data to the FDA with our 510(k) application on these products at the beginning of 2008. We also plan to apply for CE marking in Europe for our OLp ūr H2H during the course of our clinical trial.

We have also applied our filtration technologies to water filtration and in 2006 we introduced our new Dual Stage Ultrafilter (the “DSU”) water filtration system. Our DSU represents a new and complimentary product line to our existing ESRD therapy business. The DSU incorporates our unique and proprietary dual stage filter architecture and is, to our knowledge, the only water filter that allows the user to sight-verify that the filter is properly performing its cleansing function. The DSU is designed to remove a broad range of bacteria, viral agents and toxic substances, including salmonella, hepatitis, anthrax, HIV, Ebola virus, ricin toxin, legionella, fungi and e - coli.

We fulfilled two purchase orders for our DSU to a major medical center in New York City in 2006. In 2007, this NYC medical center extended the terms of our joint evaluation agreement and we are working with their representatives on certain specifications for a customized DSU to meet their requirements. We have begun a multi-hospital study to demonstrate the efficacy of the DSU. Our goal is to publish this study in 2007 in a relevant publication of substantial distribution. In 2006, the U.S. Defense Department budget included an appropriation for the U.S. Marine Corps for development of a dual stage water ultra filter. In connection with this Federal appropriation totaling $1 million, we expect to work with the U.S. Marine Corps in developing a potable personal water purification system for warfighters. We are planning to pursue additional sales of our DSU upon completion of planned improvements in product ergonomics.

To date, we have devoted most of our efforts to research, clinical development, seeking regulatory approval for our ESRD products, establishing manufacturing and marketing relationships and establishing our own marketing and sales support staff for the development, production and sale of our ESRD therapy products in our Target European Market and the United States upon their approval by appropriate regulatory authorities.

Regaining Compliance with American Stock Exchange’s Listing Standards

We have received notices from the staff of the American Stock Exchange (“AMEX”) that we are not in compliance with certain conditions of the continued listing standards of Section 1003 of the AMEX Company Guide. Specifically, AMEX noted our failure to comply with Section 1003(a)(i) of the AMEX Company Guide relating to shareholders’ equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of our three most recent fiscal years; Section 1003(a)(ii) of the AMEX Company Guide relating to shareholders’ equity of less than $4,000,000 and losses from continuing operations and/or net losses in three of our four most recent fiscal years; and Section 1003(a)(iii) of the AMEX Company Guide relating to shareholders’ equity of less than $6,000,000 and losses from continuing operations and/or net losses in our five most recent fiscal years.

We submitted a plan advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. On November 14, 2006, we received notice from the staff of the AMEX that the staff has reviewed our plan of compliance to meet the AMEX’s continued listing standards and will continue our listing while we seek to regain compliance with the continued listing standards during the period ending January 17, 2008. During the plan period, we must continue to provide the AMEX staff with updates regarding initiatives set forth in its plan of compliance. We will be subject to periodic review by the AMEX staff during the plan period. If we are not in compliance with the continued listing standards at January 17, 2008 or we do not make progress consistent with the plan during the plan period, then the AMEX may initiate immediate delisting proceedings.

As of the date of this filing, our common stock continues to trade on AMEX under the symbol NEP.

Critical Accounting Policies

Refer to “Management’s Discussion and Analysis or Plan of Operation” in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for disclosures regarding the Company’s critical accounting policies. There were no changes to these accounting policies during the three months ended June 30, 2007.

Results of Operations

Fluctuations in Operating Results

Our results of operations have fluctuated significantly from period to period in the past and are likely to continue to do so in the future. We anticipate that our quarterly results of operations will be impacted for the foreseeable future by several factors including the progress and timing of expenditures related to our research and development efforts, as well as marketing expenses related to product launches. Due to these fluctuations, we believe that the period to period comparisons of our operating results are not a good indication of our future performance.

Three Months Ended June 30, 2007 Compared to the Three Months Ended June 30, 2006

Net Product Revenues

Net product revenues were approximately $348,000 for the three months ended June 30, 2007 compared to approximately $302,000 for the three months ended June 30, 2006, an increase of 15%. The $46,000 increase in net product revenues is primarily due to increased sales of our OLp ūr MDHDF Filter Series product in Europe. Our primary European distributor (“Distributor”) has been kept apprised of our financial condition and our fundraising efforts, and is concerned over our ability to provide long-term support in the event we are not successful with our fundraising. Consequently the Distributor decided to reduce its sales of our products, and the Distributor has, as a result, built up inventory levels of our products that are larger than the Distributor desired. Because of this inventory increase, the Distributor did not place an order for the months of June and July 2007, which adversely impacted our sales. There were no sales of our DSU product in the quarter ended June 30, 2007 versus approximately $8,000 in the quarter ended June 30, 2006.

Cost of Goods Sold

Cost of goods sold was approximately $245,000 for the three months ended June 30, 2007 compared to approximately $462,000 for the three months ended June 30, 2006, a decrease of 47%. The $217,000 decrease in cost of goods sold is primarily due to approximately $245,000 in adjustments to cost of goods sold in the three months ended June 30, 2006. Inventory adjustments in 2006 totaling approximately $213,000 were comprised of approximately $142,000 to revalue to market pricing specific inventory lots to reflect the competitive pricing environment in the German market; and the write-off of expired inventory in the amount of approximately $71,000. Additional adjustments totaling approximately $32,000 in 2006 relate to assembly costs of reworking product at our subcontractor’s manufacturing facility that impacted cost of goods sold in the three months ended June 30, 2006. No similar adjustment was made in 2007. Cost of goods sold related to unit sales increased in 2007 by approximately $16,000 primarily due to the greater sales of our OLp ūr MDHDF Filter Series product. Other cost of sales unrelated to unit sales activity, increased by approximately $12,000 and includes production wastage, quality control samples and price variances on standard cost reflecting the 2007 change in cost standards to exclude freight charges resulting in an adverse price variance.

Research and Development

Research and development expenses were approximately $416,000 for the three months ended June 30, 2007 from approximately $554,000 for the three months ended June 30, 2006, a decrease of 25%. The decrease of $138,000 is primarily due to lower spending on machine development and outside testing of approximately $95,000 and $53,000, respectively.

Depreciation Expense

Depreciation expense was approximately $84,000 for the three months ended June 30, 2007 and the three months ended June 30, 2006.

Selling, General and Administrative Expenses

Selling, general and administrative expenses were approximately $1,152,000 for the three months ended June 30, 2007 from approximately $1,392,000 for the three months ended June 30, 2006, a decrease of 17%. The decrease of $241,000 reflects a decrease in selling expenses of approximately $196,000 and a decrease in general and administrative expenses of approximately $45,000.

The decreased selling expenses is primarily due to a reduction in headcount resulting in lower compensation and travel and entertainment expenses of approximately $112,000 and $52,000, respectively and lower spending for trade shows and other selling expenses of approximately $12,000 and $20,000, respectively.

The general and administrative expense decrease of approximately $45,000 is primarily due to lower spending on professional service fees as financial services expense of approximately $100,000 were incurred in the three months ended June 30, 2006. No comparable fees were incurred in the three months ended June 30, 2007. This is partially offset by approximately $30,000 in settlement discounts for early payment of accounts receivable recorded in the three months ended June 30, 2007 and increased professional services fees related to audit activities of approximately $22,000.

Interest Income

Interest income was approximately $8,000 for the three months ended June 30, 2007 from approximately $9,000 for the three months ended June 30, 2006. The decrease of approximately $1,000 reflects the impact of lower average balances of our short-term investments during the quarter ended June 30, 2007.

Interest Expense

Interest expense totaled approximately $81,000 for the three months ended June 30, 2007 compared to no interest expense for the three months ended June 30, 2006. The current period interest expense primarily represents approximately $78,000 for the accrued interest liability associated with our 6% Secured Convertible Notes due 2012 (the “Notes”), approximately $3,000 of which is associated with the amortization of the debt discount on the Notes. For additional information about the Notes, please see the section “Liquidity, Going Concern and Capital Resources” below.

Other

Other expense of approximately $8,000 for the three months ended June 30, 2007, includes the impact of the current quarter change in valuation of the derivative liability of approximately $6,000. There was no other expense reported in the three months ended June 30, 2006.

Six Months Ended June 30, 2007 Compared to the Six Months Ended June 30, 2006

Net Product Revenues

Total net product revenues for the six months ended June 30, 2007 were approximately $644,000 compared to approximately $476,000 for the prior year period, an increase of 35%. The $168,000 increase is primarily due to increased sales of our OLp ūr MDHDF Filter Series product in Europe. Our Distributor has been kept apprised of our financial condition and our fundraising efforts, and is concerned over our ability to provide long-term support in the event we are not successful with our fundraising. Consequently the Distributor decided to reduce its sales of our products, and the Distributor has, as a result, built up inventory levels of our products that are larger than the Distributor desired. Because of this inventory increase, the Distributor did not place an order for the months of June and July 2007, which adversely impacted our sales. There were no sales of our DSU product in the quarter ended June 30, 2007 versus approximately $8,000 in the quarter ended June 30, 2006.

Cost of Goods Sold

Cost of goods sold were approximately $450,000 for the six months ended June 30, 2007 from approximately $608,000 for the six months ended June 30, 2006, a decrease of 26%. The $158,000 decrease in cost of goods sold is primarily due to approximately $264,000 in adjustments to cost of goods sold in 2006. Inventory adjustments in 2006 totaling approximately $232,000 were comprised of approximately $142,000 to revalue to market pricing specific inventory lots to reflect the competitive pricing environment in the German market; and the write-off of expired inventory in the amount of approximately $90,000. Additional adjustments totaling approximately $32,000 in 2006 relate to assembly costs of reworking product at our subcontractor’s manufacturing facility that impacted cost of goods sold in the six months ended June 30, 2006. No similar adjustment was made in 2007. Cost of goods sold related to unit sales increased by approximately $72,000 primarily due to the greater sales of our OLp ūr MDHDF Filter Series product. Unrelated to unit sales activity, “Other” cost of sales increased by approximately $34,000 and includes production wastage, quality control samples and price variances on standard cost reflecting the 2007 change in cost standards to exclude freight charges resulting in an adverse price variance.

Research and Development

Research and development expenses were approximately $804,000 for the six months ended June 30, 2007 from approximately $900,000 for the six months ended June 30, 2006, a decrease of 11%. This $96,000 decrease is primarily due to lower machine development and outside testing expenses of approximately $117,000 and $61,000, respectively. These expenses are related to our OLp ūr H 2 H product as the engineering phase approaches completion and fewer contract hours were logged by our outside developers during the six months ended June 30, 2007. This lower spending was partially offset by a net increase in compensation expense of approximately $77,000 as higher compensation expense of approximately $102,000 was offset by lower deferred compensation expense of approximately $25,000.

Depreciation Expense

Depreciation expense were approximately $167,000 for the six months ended June 30, 2007 from approximately $160,000 for the six months ended June 30, 2006, an increase of 4%. The $7,000 increase is primarily due to the adverse impact of currency translation factors.

Selling, General and Administrative Expenses

Selling, general and administrative expenses were approximately $2,290,000 for the six months ended June 30, 2007 from approximately $2,709,000 for the six months ended June 30, 2006, a decrease of 16%. The decrease of $420,000 reflects lower selling expenses of approximately $440,000 offset by an increase in general and administrative expenses of approximately $20,000. The decrease in selling expenses is primarily due to a reduction in headcount resulting in lower compensation and travel and entertainment expenses of approximately $296,000 and $103,000, respectively. General and administrative expenses are higher by approximately $20,000 primarily due to professional services fees related to audit activities, which increased by approximately $166,000 and compensation expenses, which increased by approximately $158,000. The impact of these factors was mitigated by expenses specific to the six months ended June 30, 2006 including; legal expenses of approximately $126,000 associated with the private placement transaction of the Notes and spending on professional service fees of approximately $122,000 for financial service expense.

Interest Income

Interest income was approximately $33,000 for the six months ended June 30, 2007 from approximately $48,000 for the six months ended June 30, 2006, a decrease of 31%. The decrease of approximately $15,000 reflects the impact of lower average balances of our short-term investments during the quarter ended June 30, 2007.

Interest Expense

Interest expense totaled approximately $168,000 for the six months ended June 30, 2007 compared to no interest expense for the six months ended June 30, 2006. The current period interest expense primarily represents approximately $154,000 for the accrued interest liability associated with our Notes, approximately $8,000 associated with the amortization of the debt discount on the Notes and approximately $6,000 for the interest portion of the present value of payments we made to the Receiver of the Lancer Offshore, Inc. (“Lancer”) proceedings pursuant to certain settlement arrangements. For additional information about the Notes, please see the section “Liquidity, Going Concern and Capital Resources” below.

Other

Other income of approximately $1,000 for the six months ended June 30, 2007 includes the impact of the current quarter change in valuation of the derivative liability of approximately $6,000 recorded as an expense partially offsetting the approximately $7,000 of other income recorded in the three months ended March 31, 2007. There was no other income reported in the six months ended June 30, 2006.

Liquidity, Going Concern and Capital Resources

The condensed consolidated interim financial statements included in this Quarterly Report on Form 10-QSB and in our 2006 Annual Report on Form 10-KSB have been prepared assuming that we will continue as a going concern. However, there can be no assurance that we will be able to do so. Our recurring losses, lack of existing cash resources and difficulty in generating sufficient cash flow to meet our obligations and sustain our operations raise substantial doubt about our ability to continue as a going concern, and our condensed consolidated interim financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As of June 30, 2007, we had approximately $530,000 in cash and cash equivalents. On August 13, 2007 we had approximately $355,000 in cash and cash equivalents. We have implemented a strict cash management program to conserve our cash, reduce our expenditures, including not funding payments due to Lancer, and control our payables. In accordance with this cash management program, we believe that our existing funds will be sufficient to fund our currently planned operations through the end of the third quarter of 2007, assuming the Lancer Receiver does not file a Certificate of Default, as further described below. If we are unable to successfully implement our cash management program, or if we are unable to raise additional funds by early September 2007, then we would be unable to fund our currently planned operations through the end of the third quarter and would have to cease operations.

As previously disclosed, we were a defendant in an action captioned Marty Steinberg, Esq. as Receiver for Lancer Offshore, Inc. v. Nephros, Inc., Case No. 04-CV-20547, that was commenced on March 8, 2004. That action is ancillary to a proceeding captioned Securities and Exchange Commission v. Michael Lauer, et. al., Case No. 03-CV-80612, which was commenced on July 8, 2003, wherein the court appointed a Receiver to manage Lancer Offshore, Inc. and various related entities. On December 19, 2005, the U.S. District Court for the Southern District of Florida (the “Court”) issued an order approving the Stipulation of Settlement entered into on November 8, 2005 (the “Settlement”) between the Receiver and us. Under the Settlement, we agreed to pay the Receiver an aggregate of $900,000 (the “Settlement Amount”) under the following payment terms: $100,000 paid on January 5, 2006; and four payments of $200,000 each at six month intervals thereafter. In addition, any warrants previously issued to Lancer were cancelled, and, on January 18, 2006, we issued to the Receiver warrants to purchase 21,308 shares of our common stock at $1.50 per share exercisable until January 18, 2009 (the “Settlement Warrants”).

We have paid $500,000 to the Receiver. The remaining balance of the Settlement Amount to be paid is $400,000 and we failed to tender the third $200,000 installment to the Receiver in a timely manner. The Settlement provides that in the event we fail to pay any portion of the Settlement Amount, the Receiver will provide us with five business days written notice of the default. During this five business day period, we have the opportunity to cure the default. If we fail to cure the default within the cure period, then the Receiver may retain any portion of the Settlement Amount and Settlement Warrants received to date and file a Certificate of Default requesting the entry of a final judgment, and the Court will enter a final judgment against us in the amount of $1.2 million less any portion of the Settlement Amount previously paid under the Settlement and awarding any portion of the Settlement Warrants not previously delivered pursuant to the Settlement. The Settlement also provides that in the event of any litigation arising as a result of a default under the Settlement, the Receiver shall be entitled to reasonable attorneys’ fees and costs related thereto.

On July 23, 2007, we received a letter from the Receiver’s representatives notifying us of our failure to pay the third installment and asking us to cure such default by July 30, 2007. The letter also indicated that the Receiver intends to (i) file a Certificate of Default and seek a final judgment in the amount of $1.2 million, less those portions we have already paid, if we are unable to cure in the time specified, and (ii) seek to recover its attorneys’ fees and costs if legal fees are incurred in connection with such filing.

As a result of our strict cash management program, we were unable to fund the third installment prior to the expiration of the specified cure period. After receipt of the letter from the Receiver’s representatives, we informed them that we are currently investigating additional funding opportunities and talking to various potential investors who could provide additional financing, which would allow us to tender the remaining installments. If the Receiver files a Certificate of Default and we are unable to obtain additional financing, it would significantly impact our ability to execute our cash management program and we could have to curtail our planned activities or cease our operations.

If the Receiver files a Certificate of Default and the final judgment amount is in excess of $500,000 and such amount remains undischarged for 90 days, or any action shall be taken by the Receiver to levy upon our assets or properties to enforce such judgment, such occurrence would constitute an “Event of Default” under the Notes. As a result, the holders of Notes constituting a majority of the principal amount of the Notes then outstanding could declare, by notice to us, the unpaid principal of, and accrued interest on, all the Notes then outstanding to be due and payable.

We will need to raise additional funds through either the public or private offerings of our securities or licensing or sale of our technologies. We are currently investigating additional funding opportunities, talking to various potential investors who could provide financing and we believe that we will be able to secure financing in the near term. However, there can be no assurance that we will be able to obtain further financing, do so on reasonable terms, do so on terms that will satisfy the AMEX’s continued listing standards or do so on terms that would not substantially dilute your equity interests in us. If we are unable to raise additional funds on a timely basis, or at all, we will not be able to continue our operations and we may be de-listed from the AMEX.

We do not generate enough revenue through the sale of our products or licensing revenues to meet our expenditure needs on an ongoing basis. Our ability to make payments on our indebtedness will depend on our ability to generate cash in the future. This, to some extent, is subject to general economic, financial, competitive, legislative, regulatory and other factors that are beyond our control. There can be no assurance that our future cash flow will be sufficient to meet our obligations and commitments. If we are unable to generate sufficient cash flow from operations in the future to service our indebtedness and to meet our other commitments, including our Lancer payments, we will be required to adopt alternatives, such as seeking to raise additional debt or equity capital, curtailing our planned activities or ceasing our operations. There can be no assurance that any such actions could be effected on a timely basis or on satisfactory terms or at all, or that these actions would enable us to continue to satisfy our capital requirements. For additional information describing the risks concerning our liquidity, please see “Certain Risks and Uncertainties” below.

Our future liquidity sources and requirements will depend on many factors, including:

•	the market acceptance of our products, and our ability to effectively and efficiently produce and market our products;

•	the availability of additional financing, through the sale of equity securities or otherwise, on commercially reasonable terms or at all;

•	the timing and costs associated with obtaining the Conformité Européene, or CE, mark, which demonstrates compliance with the relevant European Union requirements and is a regulatory prerequisite for selling our ESRD therapy products in the European Union and certain other countries that recognize CE marking (for products other than our OLp ūr MDHDF Filter Series, for which the CE mark was obtained in July 2003), or United States regulatory approval;

•	the ability to maintain the listing of our common stock on the AMEX;

•	the continued progress in and the costs of clinical studies and other research and development programs;

•	the costs involved in filing and enforcing patent claims and the status of competitive products; and

•	the cost of litigation, including potential patent litigation and any other actual or threatened litigation.

We expect to put our current capital resources and the additional capital we are seeking to raise to the following uses:

•	for outstanding accounts payable and accrued expenses;

•	for the marketing and sales of our products;

•	to complete certain clinical studies, obtain appropriate regulatory approvals and expand our research and development with respect to our ESRD therapy products;

•	to continue our ESRD therapy product engineering;

•	to pursue business opportunities with respect to our DSU water-filtration product;

•	to pay the Receiver of Lancer Offshore, Inc. amounts due under the settlement with respect to the Ancillary Proceeding between us and the Receiver (See “Note 9 — Commitments and Contingencies — Settlement Agreements” to the Unaudited Condensed Consolidated Financial Statements for a description of the settlement);

•	to pay a former supplier, Plexus Services Corp., amounts due under our settlement agreement; and

•	for working capital purposes, additional professional fees and expenses, additional financial resources in the finance department and for other operating costs.

Our forecast of the period of time through which our financial resources will be adequate to support our operations is a forward-looking statement that involves risks and uncertainties, and actual results could vary materially. In the event that our plans change, our assumptions change or prove inaccurate, or if our existing cash resources, together with other funding resources including increased sales of our products, otherwise prove to be insufficient to fund our operations and we are unable to obtain additional financing, we will be required to adopt alternatives, such as curtailing our planned activities or ceasing our operations.

In June 2006, we entered into subscription agreements with certain investors who purchased an aggregate of $5,200,000 principal amount of our Notes. The Notes are secured by substantially all of our assets.

The Notes accrue interest at a rate of 6% per annum, compounded annually and payable in arrears at maturity. Subject to certain restrictions, principal and accrued interest on the Notes are convertible at any time at the holder’s option into shares of our common stock, at an initial conversion price of $2.10 per share (subject to anti-dilution adjustments upon the occurrence of certain events). There is no cap on any increases to the conversion price. The conversion price may not be adjusted to an amount less than $0.001 per share, the current par value of our common stock. We may cause the Notes to be converted at their then effective conversion price, if the common stock achieves average last sales prices of at least 240% of the then effective conversion price and average daily volume of at least 35,000 shares (subject to adjustment) over a prescribed time period. In the case of an optional conversion by the holder or a compelled conversion by us, we have 15 days from the date of conversion to deliver certificates for the shares of common stock issuable upon such conversion.

We may prepay outstanding principal and interest on the Notes at any time. Any prepayment requires us to pay each holder a premium equal to 15% of the principal amount of the Notes held by such holder receiving the prepayment if such prepayment is made on or before June 1, 2008, and 5% of the principal amount of the Notes held by such holder receiving prepayment in connection with prepayments made thereafter. In addition to the applicable prepayment premium, upon any prepayment of the Notes occurring on or before June 1, 2008, we must issue the holder of such Notes warrants (“Prepayment Warrants”) to purchase a quantity of common stock equal to three shares for every $20 principal amount of Notes prepaid at an exercise price of $0.01 per share (subject to adjustment). Upon issuance, the Prepayment Warrants would expire on June 1, 2012.

In connection with the sale of the Notes, we have entered into a registration rights agreement with the investors pursuant to which we granted the investors two demand registration rights and unlimited piggy-back and short-form registration rights with respect to the shares of common stock issuable upon conversion of the Notes or exercise of Prepayment Warrants, if any.

Subject to terms and conditions set forth in the Notes, the outstanding principal of and accrued interest on the Notes may become immediately due and payable upon the occurrence of any of the following events of default: our failure to pay principal or interest on the Notes when due; certain bankruptcy-related events with respect to us; material breach of any representation, warranty or certification made by us in or pursuant to the Notes, or under the registration rights agreement or the subscription agreements; our incurrence of Senior Debt (as defined in the Notes); the acceleration of certain of our other debt; or the rendering of certain judgments against us.

The Notes contain a prepayment feature that requires us to issue common stock purchase warrants to the Note holders for partial consideration of certain Note prepayments that the Note holders may demand under certain circumstances. Pursuant to the Notes, we must offer the Note holders the option (the “Holder Prepayment Option”) of prepayment (subject to applicable premiums) of their Notes, if we complete an asset sale in excess of $250,000 outside the ordinary course of business (a “Major Asset Sale”), to the extent of the net cash proceeds of such Major Asset Sale.

Net cash used in operating activities was approximately $2,531,000 for the six months ended June 30, 2007 compared to approximately $3,736,000 for the six months ended June 30, 2006. The most significant items causing this decrease during the six months ended June 30, 2007 compared to the six months ended June 30, 2006 are highlighted below:

•	During 2007, our net loss decreased approximately $652,000 and our stock-based compensation expense decreased approximately $78,000 compared to 2006.

•	Our accounts receivable decreased by approximately $220,000 during 2007 compared to an increase of approximately $88,000 during 2006. In order to accelerate collections of accounts receivable we offered a discount to our largest customer. Our customer accepted this offer and paid the net balances due prior to June 30, 2007.

•	Our inventory increased by approximately $111,000 during 2007 compared to a decrease of approximately $367,000 during 2006.

•	Our accounts payable and accrued expenses increased in total by approximately $165,000 in 2007 compared to a decrease of approximately $731,000 in 2006.

•	Our prepaid expenses and other assets increased by approximately $10,000 in 2007 compared to a increase of approximately $63,000 in 2006.

•	During 2007, our accrued severance expenses decreased by approximately $95,000, which was substantially offset by an increase of approximately $154,000 in accrued interest relating to the convertible notes that were issued in June 2006.

•	During 2007, we paid amounts due under settlement agreements totaling approximately $225,000 (included within “other liabilities” on the statement of cash flow).

Net cash provided by investing activities was approximately $2,798,000 for the six months ended June 30, 2007 compared to net cash used in investing activities of approximately $518,000 for the six months ended June 30, 2006. The current year provision of cash reflects the maturities of short-term investments in the amount of approximately $2,800,000 partially offset by purchases of approximately $2,000 for computer equipment at the European headquarters. For the six months ended June 30, 2006 the provision of cash reflects the maturities of short term investments in the amount of approximately $2,500,000 mitigated by purchases of $3,000,000 of short term securities and $18,000 of fixed assets.

There was no cash provided by financing activities for the six months ended June 30, 2007. For the six months ended June 30, 2006 net cash provided by financing activities reflects the $5,200,000 in proceeds from the Notes and approximately $1,000 relating to option exercises by a former employee.

Exhibit A

WRITTEN CONSENT
OF A MAJORITY OF THE STOCKHOLDERS
OF
NEPHROS, INC.

The undersigned (the “Consenting Stockholders”), being the holders of a majority of the outstanding shares of capital stock of Nephros, Inc., a Delaware corporation (the “Corporation”), acting by written consent without a meeting pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions:

WHEREAS, the Pricing Committee of the Board of Directors of the Corporation has approved and authorized the Corporation to enter into (i) an offering by the Corporation of up to fifteen million dollars ($15,000,000) aggregate principal amount of 10% Secured Convertible Notes due 2008 (the “Purchased Notes”) convertible into (A) shares of the Corporation’s common stock, par value $0.001 per share (“Common Stock”) and (B) Class D Warrants (the “Warrants”) for purchase of shares of Common Stock; and (ii) an exchange of its 6% Secured Convertible Notes due 2012 (and all accrued but unpaid interest and obligations thereon) with the holders thereof, for new 10% Secured Convertible Notes due 2008 (the “Exchange Notes” and together with the Purchased Notes, the “Notes”) in an aggregate principal amount of $5,300,000 convertible into shares of Common Stock, in accordance with a term sheet, executed on or about August 14, 2007 (the “Term Sheet”), by and among the Corporation, Wexford Capital LLC, 3V Capital Master Fund, Ltd., Distressed/High Yield Trading Opportunities, Ltd., Southpaw Credit Opportunity Master Fund LP, Kudu Partners, L.P., LJHS Company, and such other entities as may subsequently participate, as attached hereto as Exhibit A, with such revisions as the authorized officers of the Corporation, in the name and on behalf of the Corporation, deem necessary to take or cause to be taken in order to finalize and execute the necessary documents in accordance with the Term Sheet (the “Offering”);

WHEREAS, in accordance with the engagement letter, dated as of June 6, 2007 (the “Engagement Letter”) pursuant to which the Corporation engaged National Securities Corporation (“National”) and Dinosaur Securities LLC (“Dinosaur” and together with National, the “Placement Agent”) to act as co-placement agents in connection with the Offering, the Placement Agent will be paid an aggregate placement agent fee, which includes five-year warrants to purchase 10% of the aggregate shares of Common Stock sold under the Purchased Notes at an exercise price equal to the purchase price of the Common Stock (the “Placement Agent Warrants”); and

WHEREAS, the Board approved, and recommends that the stockholders approve, an amendment to the Fourth Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate Amendment”), increasing the authorized Common Stock of the Corporation to sixty million (60,000,000) shares,

NOW, THEREFORE, BE IT:

RESOLVED, that the issuance of shares of Common Stock upon conversion of the Notes and the exercise of the Warrants and the Placement Agent Warrants, as contemplated by the proposed Offering and the Engagement Letter, be, and the same is, approved, ratified and confirmed in all respects; and be it further

RESOLVED, that, subject to the occurrence of the closing of the sale of at least $10 million in aggregate principal amount of Purchased Notes, the Certificate Amendment, substantially in the form attached hereto as Exhibit B, be, and the same hereby is, approved, ratified and confirmed in all respects; and be it further

RESOLVED, that, notwithstanding authorization of the Certificate Amendment by the Consenting Stockholders in the foregoing resolutions, the Board may, at any time prior to the effectiveness of the filing of the Certificate Amendment with the Secretary of State of Delaware, abandon such proposed Certificate Amendment without further action by the Consenting Stockholders; and be it further

RESOLVED, that the authorized officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further actions (i) to execute the necessary documents to effectuate the Offering in accordance with the Term

Sheet; (ii) to execute and file the Certificate Amendment; and (iii) to execute and deliver or cause to be executed and delivered all such further agreements, documents, instruments, notes, reports, certificates and undertakings, and to incur and pay all such fees and expenses as in their judgment shall be necessary or advisable to carry into effect the purpose and intent of any and all of the foregoing resolutions, and all such acts of such officers taken pursuant to the authority granted herein, or having occurred prior to the date hereof in order to effect such transactions, are hereby approved, adopted, ratified and confirmed in all respects; and be it further

RESOLVED, that for purposes of each of the foregoing resolutions, the authorized officers of the Corporation shall be the Executive Chairman, the President and Chief Executive Officer, the Chief Financial Officer, any Vice President, the Treasurer and the Secretary.

This written consent may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Telecopied signatures on this written consent shall be valid and effective for all purposes.

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IN WITNESS WHEREOF, the undersigned has duly executed this Written Consent as of the  day of          , 2007.

STOCKHOLDER:

By:

Number of Nephros shares owned:

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Exhibit B

CERTIFICATE OF AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
NEPHROS, INC.

It is hereby certified that:

1. The name of the Corporation is: Nephros, Inc. (the “Corporation”).

2. The Corporation’s Fourth Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 24, 2005 (the “Certificate”), is hereby amended by deleting the existing Section 2 of Article IV and replacing it in its entirety with the following:

“Section 2.  Capital Stock.  The total authorized capital stock of the Corporation shall be: 65,000,000 shares, consisting of:

(i) 60,000,000 shares of Common Stock, $.001 par value per share (the “Common Stock”);

(ii) 5,000,000 shares of preferred stock, $.001 par value per share (collectively, the “Undesignated Preferred Stock”). Subject to any limitations set forth elsewhere in this Certificate of Incorporation, the shares of Undesignated Preferred Stock may be issued from time to time in one or more series. Subject to any limitations set forth elsewhere in this Certificate of Incorporation, the Board of Directors is hereby authorized, by adopting appropriate resolutions and causing one or more certificates of amendment to be signed, verified and delivered in accordance with the DGCL, to establish from time to time the number of shares to be included in such series, and to fix the powers, preferences and rights of, and the qualifications, limitations and restrictions granted to and imposed upon such Undesignated Preferred Stock. Such powers, preferences and rights of, and the qualifications, limitations and restrictions granted to and imposed upon such Undesignated Preferred Stock may include, but are not limited to, the fixing or alteration of the dividend rights, dividend rate, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of shares of Undesignated Preferred Stock, or any of them. In accordance with the authority hereby granted, the Board may increase or decrease the number of shares of any series of preferred stock, whether or not such preferred stock then constitutes Undesignated Preferred Stock, subsequent to the issuance of shares of that series; provided that any such increase shall be no greater than the total number of authorized shares of Undesignated Preferred Stock at such time, and no such decrease shall result in the number of authorized shares of such series being fewer than the number then outstanding. In case the number of shares of any series of preferred stock, other than Undesignated Preferred Stock, shall be so decreased, the shares constituting such decrease shall become Additional Undesignated Preferred Stock. Any shares of a series of preferred stock, which is designated pursuant to this clause (ii), that were issued but, thereafter, are no longer outstanding shall not resume the status of authorized and unissued shares of such series, but shall instead become authorized and unissued shares of Additional Undesignated Preferred Stock. Except as may otherwise be required by law or this Certificate of Incorporation, the terms of any series of Undesignated Preferred Stock may be amended without the consent of the holders of any other series of the Corporation’s preferred stock, or Common Stock.”

3. The amendment of the Certificate herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the   day of          , 2007.

By:
Name:     Norman J. Barta

Title:	Chief Executive Officer

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Exhibit C

Name of Subscriber:

NEPHROS, INC.

SUBSCRIPTION AGREEMENT

Nephros, Inc.
3960 Broadway
New York, New York 10032

Ladies and Gentlemen:

1. Subscription.  (a) The undersigned, intending to be legally bound, hereby irrevocably subscribes to purchase from Nephros, Inc., a Delaware corporation (the “Company”), the principal amount of Series A 10% Secured Convertible Notes due 2008 (the “Notes”), of the Company, set forth on the signature page hereof (the “Subscription Amount”), for a purchase price equal to the Subscription Amount. The Company, intending to be legally bound, hereby accepts the foregoing subscription and agrees to sell and issue to the undersigned a Note having a principal amount equal to the Subscription Amount for a purchase price equal to the Subscription Amount. This subscription is made in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”). The terms of the Notes shall be substantially as set forth in the form of Series A 10% Secured Convertible Note due 2008 attached hereto as Exhibit A (the “Form of Note”).

(b) The Notes that are the subject of this Agreement are part of an offering by the Company (the “Offering”) of up to fifteen million dollars ($15,000,000) aggregate principal amount of Notes (the “Maximum Amount”) convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a per share conversion price (subject to adjustment as set forth in the Form of Note) of $0.706, and Class D warrants for the purchase of shares of Common Stock (the “Warrants”), in the form attached hereto as Exhibit B (the “Form of Warrant”). The Company is offering Notes until September 28, 2007, although the Company reserves the right, in its sole discretion, to extend the Offering period until some later date (such date, as the same may be extended, the “Expiration Date”). The undersigned and each person purchasing Notes in the Offering (collectively, the “Purchasers”) shall enter into a registration rights agreement among the Company and the Holders (as defined therein), in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”).

2. Closing.

(a) Subject to the satisfaction of the conditions and upon the terms set forth in this Agreement, the first closing of the transactions contemplated by this Agreement (the “First Closing”) shall occur at any time on or prior to the Expiration Date with the execution and delivery of this Agreement by the parties hereto. The First Closing shall be conducted at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York or such other location as the parties shall mutually agree.

(b) Following the First Closing, the Company may continue to sell Notes up to the Maximum Amount and may conduct closings from time to time for additional Notes sold (each an “Additional Closing”, and the First Closing and each Additional Closing shall be considered a “Closing”). A final closing will be held promptly on the earlier to occur of (i) the Expiration Date and (ii) acceptance of subscriptions for sale of the Maximum Amount.

(c) The undersigned acknowledges that, concurrently with the consummation of the First Closing, the Company will exchange its 6% Secured Convertible Notes due 2012 (“Old Notes”) with the holders thereof and all accrued but unpaid interest and obligations thereon, for new Series B 10% Secured Convertible Notes due 2008 in an aggregate principal amount of $5,300,000 (the “New Notes” and together with the Notes, the “2007 Notes”). The terms of the New Notes shall be substantially as set forth in the form of

Series B 10% Secured Convertible Note due 2008 attached as an exhibit to the Exchange Agreement (as defined below) (the “Form of New Note”). The New Notes will be convertible into shares of the Company’s Common Stock at a per share conversion price (subject to adjustment as set forth in the Form of New Note) of $0.706 per share and are not included in the Maximum Amount.

(d) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being satisfied:

(i) each of the representations and warranties of the undersigned shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date;

(ii) the undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the undersigned at or prior to the Closing;

(iii) at the First Closing, the Company will have received, in the aggregate, not less than ten million dollars ($10,000,000) pursuant to executed acceptances of subscriptions from Purchasers in the Offering;

(iv) to the extent not already delivered, the tender of delivery at the Closing by the undersigned of the items set forth in Section 2(g) of this Agreement; and

(v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents (as defined below) or the Exchange Agreement.

(e) The obligations of the undersigned hereunder in connection with the Closing are subject to the following conditions being satisfied:

(i) each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

(iii) to the extent not already delivered, the tender of delivery at the Closing by the Company of the items set forth in Section 2(f) of this Agreement;

(iv) the Company and the holders of the Old Notes shall have duly executed and delivered the Exchange Agreement in the form attached hereto as Exhibit D (the “Exchange Agreement”) and the Investor Rights Agreement in the form attached hereto as Exhibit E (the “Investor Rights Agreement”), and the transactions contemplated by the Exchange Agreement shall be consummated simultaneous with the First Closing;

(v) the holders of a majority of the outstanding Common Stock as of the First Closing shall have executed and delivered to the Company written consents, in a form reasonably acceptable to the undersigned (the “Stockholder Consents”), consenting to (x) the issuance of the 2007 Notes, the Common Stock and Warrants issuable upon the conversion of the 2007 Notes and the Common Stock issuable upon the exercise of the Warrants, and (y) approving an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that it is authorized to issue to 60,000,000 shares (the “Certificate of Amendment”);

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(vi) (x) two individuals designated by Lambda Investors LLC (“Lambda”) (such individuals hereafter known as the “New Directors”) shall be duly elected to the board of directors of the Company (the “Board of Directors”) effective at the First Closing; (y) Lambda shall have consented to the election of any new members of the Board of Directors of the Company or the Subsidiary elected in connection with the First Closing; and (z) no more than four members of the Board of Directors of the Company that Lambda has requested to resign shall have submitted resignations to the Company (which resignations shall include releases in a form reasonably satisfactory to Lambda) with such resignations to become effective at the First Closing;

(vii) at the First Closing, the Company shall have received an extension, until October 4, 2007, to serve its opposition to the motion of the Receiver for Lancer Offshore, Inc. to enforce the Company’s settlement agreement with the Receiver and for entry of final default judgment; and

(viii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents (as defined below) or the Exchange Agreement.

(f) At the Closing, the Company shall deliver or cause to be delivered to the undersigned the following (to the extent not previously delivered):

(i) an executed acceptance of subscription relating to this Agreement;

(ii) a Note in the principal amount of the Subscription Amount, registered in the name of the undersigned;

(iii) the Registration Rights Agreement duly executed by the Company and all other parties thereto other than the Purchasers, and the Investor Rights Agreement duly executed by the Company and all other parties thereto other than the Purchasers;

(iv) a certificate, duly executed by the Chief Executive Officer of the Company, to the effect that the conditions set forth in clauses (i), (ii), (iv), (v), (vi), (vii) and (viii) of Section 2(e) have been satisfied;

(v) copies of the duly executed Exchange Agreement, Stockholder Consents and resignations of directors; and

(vi) waivers from Eric A. Rose, M.D., Norman J. Barta, William J. Fox and Lawrence Centella waiving any right held by such persons pursuant to agreements entered into prior to the date hereof to have securities of the Company registered under the Registration Rights Agreement.

(g) At the Closing, the undersigned shall deliver or cause to be delivered to the Company the following (to the extent not previously delivered):

(i) an executed copy of the signature page of and Exhibit F to this Agreement and the Investor Rights Agreement duly executed by the undersigned;

(ii) immediately available funds in the amount of the Subscription Amount, delivered by wire transfer to the following account:

Bank:	Bank of America
ABA No.:	026009593
Account Name:	Nephros, Inc.
Account No.:	94293 70902
Apply To:	Nephros, Inc.
Attention:	Client Manager

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(iii) an executed copy of the signature page, or counterpart signature page, to the Registration Rights Agreement; and

(iv) a certificate, duly executed by a duly authorized officer, manager or member of the undersigned, to the effect that the conditions set forth in clauses (i) and (ii) of Section 2(d) have been satisfied.

3. Representations and Warranties of the Company.  The Company represents and warrants to the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any Closing, except, where the following representations and warranties are made or deemed to be made after the First Closing, for any changes resulting solely from any Closing that has previously been consummated or the consummation of the transactions contemplated by the Exchange Agreement:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage. Nephros International Limited (the “Subsidiary”) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a (x) material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below) or the Exchange Agreement, (y) material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (z) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (as defined below) or the Exchange Agreement (any of (x), (y) or (z), a “Material Adverse Effect”). The Company owns all of the capital stock or other equity interests of the Subsidiary free and clear of any liens or encumbrances, other than Permitted Liens, and all of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company does not own, and never has owned, any capital stock of or equity interest in any entity other than the Subsidiary. Neither the Company nor the Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Notes subscribed for hereunder, the shares of Common Stock and Warrants issuable upon conversion thereof, and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Subject Securities”). Subject to the Stockholder Consents becoming effective, all necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Investor Rights Agreement (collectively, the “Transaction Documents”), the Exchange Agreement and the New Notes. The Transaction Documents and Exchange Agreement have been duly authorized by the Company and, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally. The Common Stock issuable upon conversion of the 2007 Notes and the Common Stock issuable upon exercise of the Warrants, when issued in compliance with the provisions of the Transaction Documents, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by the undersigned. The 2007 Notes are duly authorized, and when issued pursuant to the Transaction Documents and the Exchange Agreement, will be validly issued. The Warrants are duly authorized, and when issued, pursuant to the Transaction Documents, will be validly issued.

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(c) No consent of any party to any contract, agreement, instrument, lease or license to which the Company or the Subsidiary is a party or to which any of the Company’s or the Subsidiary’s properties or assets are subject is required for the execution, delivery or performance by the Company of its obligations under any of the Transaction Documents or the Exchange Agreement or the issuance and sale of the Subject Securities. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of the Transaction Documents and Exchange Agreement, other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the registration statement or registration statements pursuant to the Registration Rights Agreement, a Schedule 14C information statement and a Form 8-K and related press release announcing the Offering and changes in directors and officers of the Company, (ii) the notice and/or application(s) to the American Stock Exchange for the issuance and sale of the Subject Securities and the listing for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (iv) the Stockholder Consents, and (v) the filing with the Delaware Secretary of State of the Certificate of Amendment.

(d) Except as disclosed on Schedule 3(d), the execution, delivery and performance of the Transaction Documents and the Exchange Agreement and the issuance of the Subject Securities will not (i) violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate, amend, accelerate, cancel or call a default under any contract or agreement to which the Company or the Subsidiary is a party or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Company or the Subsidiary, other than the liens, charges or encumbrances created by the undersigned, (ii) conflict with, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company or the Subsidiary, or (iii) violate any law, rule, regulation, order, judgment or decree binding upon the Company or the Subsidiary or to which any of their respective operations, businesses, properties or assets are subject, except, in the case of a breach, termination, violation or default referenced in clauses (i) or (iii), would not reasonably be expected to have a Material Adverse Effect.

(e) The capitalization of the Company is as set forth on Schedule 3(e), which Schedule 3(e) shall also include the number of shares of Common Stock owned beneficially, and of record, by officers or directors of the Company or holders of 5% or more of the outstanding Common Stock, in each case as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than shares of Common Stock issued pursuant to the exercise of employee stock options under the Company’s stock option plans. No person or entity has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Subject Securities or as set forth on Schedule 3(e), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or other capital stock or securities of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or other capital stock or securities of the Company. The issuance and sale of the Subject Securities will not obligate the Company to issue shares of Common Stock or other capital stock or securities of the Company to any person or entity (other than the Purchasers and the holders of the Old Notes) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no stockholders agreements or voting agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(f) Except as set forth on Schedule 3(f), there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated by the Transaction Documents or Exchange Agreement based on any agreement, arrangement or understanding with or known to the Company. The Purchasers will have no obligation with respect to any brokerage commissions, finder’s fees or similar fees or commissions described on Schedule 3(f).

(g) Except as disclosed on Schedule 3(g), as disclosed in the reports, schedules, forms, statements and other documents filed by the Company under the Exchange Act on or after April 10, 2007 (the “Current SEC Filings”) or as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor the Subsidiary is in violation or default of any provisions of any instrument, judgment, order, writ or decree, or any provision of any contract or agreement, to which it is a party or by which it is bound or of any provision of statute, rule or regulation of any country, state, province or other local governmental unit applicable to the Company, the Subsidiary or their respective businesses.

(h) Except as disclosed on Schedule 3(h), neither the Company nor the Subsidiary is a party to any litigation, action, suit, proceeding or investigation, and, to the knowledge of the Company, no litigation, action, suit, proceeding or investigation has been threatened against the Company or the Subsidiary. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”). Except as disclosed on Schedule 3(g) or in the Current SEC Filings, since January 1, 2007 there has been no material adverse effect on the products of the Company, the prospects of the products of the Company or the status of the regulatory approval of the products of the Company.

(i) Each of the Company and the Subsidiary has good and marketable title to its properties and assets (including without limitation those assets pledged as collateral pursuant to this Agreement) held in each case free and clear of all liens, pledges, security interests, encumbrances, attachments or charges of any kind (each a “Lien”), except for (i) Liens for taxes that are not yet due and payable, (ii) Liens that do not or are not reasonably likely to result in a Material Adverse Effect, or (iii) Liens disclosed in the Current SEC Filings (including the Liens securing the Old Notes, which Liens shall be released at the First Closing) or arising under the Offering (Liens described in clauses (i), (ii) and (iii) are referred to as “Permitted Liens”). Neither the Company nor the Subsidiary owns, or has ever owned, any real property. With respect to the property and assets it leases, except as would not reasonably be expected to have a Material Adverse Effect or as disclosed on Schedule 3(i), the Company is in compliance with such leases and, to the best of the Company’s knowledge, the Company holds valid leasehold interests in such property and assets free and clear of any Liens of any other party other than the lessors of such property and assets, except for Permitted Liens. The properties and assets owned and leased by the Company and the Subsidiary are sufficient to enable the Company and the Subsidiary to conduct their respective business as presently conducted.

(j) Neither the Company nor the Subsidiary has any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, or otherwise and whether due or to become due) which would be required to be reflected on a balance sheet or in the notes thereto prepared in accordance with GAAP, except for (i) those liabilities that are fully reflected or reserved against on the financial statements included in the Current SEC Filings, described in the notes to such financial statements, or expressly described elsewhere in the Current SEC Filings, including without limitation, under the headings “Management’s Discussion and Analysis or Plan of Operation” and “Controls and Procedures” in the applicable Current SEC Filings, (ii) liabilities and obligations which have been incurred since June 30, 2007 in the ordinary course of business which are not material in nature or amount, or (iii) liabilities and obligations described on Schedule 3(j).

(k) Except as disclosed in the Current SEC Filings, each of the Company and the Subsidiary owns, free and clear of all Liens, other than Permitted Liens, or is licensed or otherwise possesses legally enforceable rights to use, all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, know-how, trade secrets, inventions and similar rights necessary to permit the Company and the Subsidiary to conduct its respective business as described in the Current SEC Filings (collectively,

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“Intellectual Property”). To the Company’s knowledge, the Intellectual Property does not violate or infringe upon the rights of any other person or entity, and neither the Company nor the Subsidiary has received a notice (written or otherwise) claiming such infringement. To the knowledge of the Company, all Intellectual Property is enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property. The Company and the Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since September 20, 2004 (the reports, schedules, forms, statements and other documents filed pursuant to the Securities Act and the Exchange Act on or after September 20, 2004, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Nephros SEC Filings”). Except for the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, each Nephros SEC Filing that is an Annual Report on Form 10-KSB, a Quarterly Report on Form 10-QSB or a Current Report on Form 8-K (other than a Current Report on Form 8-K that is required solely pursuant to Item 1.01, 1.02, 2.03, 2.04, 2.05, 2.06, 4.02(a) or 5.02(e) of Form 8-K) was filed on a timely basis or the Company received a valid extension of such time of filing and has filed such Nephros SEC Filing prior to the expiration of such extension. Except as disclosed on Schedule 3(l), as of their respective dates, the Nephros SEC Filings complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Nephros SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3(l), the financial statements of the Company included in the Nephros SEC Filings complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and the Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(m) The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the First Closing. Except as disclosed in the Current SEC Filings, the Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Current SEC Filings, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

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(n) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or the Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor the Subsidiary is a party to a collective bargaining agreement, and the Company and the Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Current SEC Filings, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(p) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $7,000,000. Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Except as set forth in the Current SEC Filings, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or the Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Neither the Company nor any person or entity acting on its behalf has offered or sold any of the Subject Securities by any form of general solicitation or general advertising. The Company has offered the Subject Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act. Assuming the accuracy of the undersigned’s representations and warranties set forth in Section 4 (and corresponding representations made by other Purchasers), no registration under the Securities Act is required for the offer and sale of the Subject Securities by the Company to the Purchasers as contemplated by the Offering. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provision of the American Stock Exchange. Subject to the Stockholder Consents becoming effective and the filing of an additional shares listing application with the American Stock Exchange, the issuance and sale of the Subject Securities does not contravene the rules and regulations of the American Stock Exchange.

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(s) The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(t) Except as disclosed on Schedule 3(t), as of the First Closing, no Person will have any right to cause the Company to effect the registration under the Securities Act of any securities of the Company except pursuant to the Registration Rights Agreement.

(u) The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company’s outstanding Common Stock is listed for trading on the American Stock Exchange and, since January 1, 2007, the trading of the Company’s Common Stock on the American Stock Exchange has not been de-listed or suspended. The Company has taken no action for the purpose of de-listing the Common Stock from the American Stock Exchange or suspending the trading of the Common Stock on the American Stock Exchange. Except as described in the Current SEC Filings, the Company has not, in the 12 months preceding the date hereof, received written notice from the American Stock Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements of the American Stock Exchange or that the American Stock Exchange is considering suspending the trading of or de-listing the Company’s Common Stock from the American Stock Exchange.

(v) The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation (including without limitation Section 203 of the Delaware General Corporation Law) that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents and the Exchange Agreement, including without limitation as a result of the Company’s issuance of the Subject Securities and the Purchasers’ ownership of the Subject Securities.

(w) All disclosure furnished by or on behalf of the Company in writing to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, with respect to the representations and warranties contained herein is true and correct in all material respects with respect to such representations and warranties and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made and when made, not misleading.

(x) Based on the financial condition of the Company as of the First Closing, after giving effect to the receipt by the Company of not less than ten million dollars ($10,000,000) from the Purchasers at the First Closing, and assuming (counterfactually) that all of the 2007 Notes issued at the First Closing were converted as of such date, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company has no knowledge of any facts or circumstances which lead it

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to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the First Closing. Schedule 3(x) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or the Subsidiary, or for which the Company or the Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money (other than trade accounts payable incurred in the ordinary course of business), (b) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, (c) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (d) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3(x), neither the Company nor the Subsidiary is in default with respect to any Indebtedness.

(y) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiary have filed all necessary federal, state, local and foreign income, franchise, employment and other tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or the Subsidiary.

(z) Neither the Company nor the Subsidiary, nor to the knowledge of the Company, any agent or other person or entity acting on behalf of the Company or the Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or the Subsidiary (or made by any person or entity acting on behalf of the Company or the Subsidiary) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(aa) The Company’s accounting firm is Rothstein Kass & Company, P.C. To the knowledge of the Company, (i) such accounting firm is a registered public accounting firm as required by the Exchange Act, and (ii) has been engaged by the Company’s Audit Committee to conduct procedures to provide its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-KSB for the year ending December 31, 2007.

(bb) Immediately following the First Closing, no Indebtedness or other claim against the Company is senior to the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(cc) There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, and except as set forth on Schedule 3(cc) the Company is current with respect to any fees owed to its accountants and lawyers.

(dd) The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Subject Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(ee) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Subject Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company, or (iii) paid or agreed to pay to any person or entity any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the Offering.

(ff) The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(gg) In accepting the subscription and entering into this Agreement, the Company is not relying on any representations and warranties of the undersigned other than those in this Agreement.

(hh) The Company acknowledges that the representations, warranties and agreements made by the Company herein shall survive the execution and delivery of this Agreement and the purchase of the Notes, the conversion of the Notes and the exercise of the Warrants.

(ii) The Company has received the written consent from at least 50.1% of the outstanding Common Stock as of the date hereof approving the Offering in accordance with Rule 713 of the American Stock Exchange Company Guide.

4. Representations, Warranties and Covenants of the Subscriber.  The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

(a) The undersigned is an Accredited Investor, as specifically indicated in Exhibit F to this Agreement, which is being delivered to the Company herewith.

(b) If a natural person, the undersigned is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as the undersigned’s home address; at least twenty-one (21) years of age; and legally competent to execute the Transaction Documents. If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement and the individual signing on behalf of the undersigned is duly authorized to execute the Transaction Documents.

(c) When executed and delivered by the undersigned, each of the Transaction Documents to which the undersigned is party will constitute the legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(d) Neither the execution, delivery nor performance of the Transaction Documents by the undersigned violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of the undersigned’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other agreement to which the undersigned is a party or by

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which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to the undersigned or its assets or properties. If the undersigned is not a natural person, the execution, delivery and performance by the undersigned of the Transaction Documents have been duly authorized by all necessary corporate or other action on behalf of the undersigned and such execution, delivery and performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the undersigned.

(e) The undersigned has received from the Company, or has been directed to, all materials which have been requested by the undersigned and the Nephros SEC Filings. The undersigned has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of the undersigned all inquiries that the undersigned or the undersigned’s representatives have put to it.

(f) The undersigned or the undersigned’s purchaser representative has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be capable of evaluating the merits and risks of an investment in the Subject Securities. The undersigned can afford to bear such risks, including, without limitation, the risk of losing its entire investment.

(g) The undersigned acknowledges that no liquid market for the Notes and Warrants presently exists and none may develop in the future and that the undersigned may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(h) The undersigned has been advised by the Company and understands that none of the Subject Securities have been registered under the Securities Act, that the Subject Securities are being offered and issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, Regulation D promulgated thereunder or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any United States Federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(i) The undersigned will acquire the Subject Securities for the undersigned’s own account (or, if such individual is married, for the joint account of the undersigned and the undersigned’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, in each case in violation of applicable securities laws, and has no present intention of distributing or selling to others any of such Subject Securities or granting any participation therein, in each case in violation of applicable securities laws.

(j) In subscribing for Notes, the undersigned is not relying on any representations and warranties of the Company other than those in this Agreement.

(k) The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Notes, the conversion of the Notes and the exercise of the Warrants.

(l) Except as set forth on the signature page hereto, the undersigned has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

(m) The undersigned is not subscribing for Notes as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with whom the undersigned had a pre-existing relationship.

(n) The undersigned is not with respect to the undersigned’s subscription a person or entity (a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this

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Agreement, whether such prohibition arises under United States law, regulation or executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC “Specially Designated Nationals and Blocked Persons”). Neither the undersigned nor any Person who owns an interest in the undersigned (collectively, a “Purchaser Party”) is a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. Section 5312, as amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation or executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons).

(o) To the actual knowledge of the undersigned, the funds used to pay to the Company the purchase price for the Subject Securities were derived: (i) from transactions that do not violate United States law or, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under United States law and to the extent such funds originate outside the United States, under the laws of the jurisdiction in which they originated.

(p) To the actual knowledge of the undersigned, neither the undersigned nor any Purchaser Party, nor any Person providing funds to the undersigned: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined in this Section 4(p)); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Section 4(p), the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(q) The undersigned is in compliance in all material respects with any and all applicable provisions of the Patriot Act, including, without limitation, amendments to the Bank Secrecy Act. If the undersigned is a Financial Institution, it has established and is in compliance in all material respects with all procedures, if any, required by the Patriot Act and the Bank Secrecy Act.

(r) The undersigned represents and warrants that, since July 15, 2007, the undersigned has not engaged in any short sale of any equity security of the Company.

5. Covenants of the Company.

(a) Except for the 2007 Notes, without the prior written consent of the Secured Party (as defined in Section 8 herein), the Company shall not create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for any Indebtedness while the 2007 Notes are outstanding. In addition, so long as the 2007 Notes are outstanding, without the prior written consent of the 2007 Notes Majority Holders (as defined in section 7(b) hereof) the Company shall not and shall not permit the Subsidiary to:

(i) sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any Collateral (as defined in the Form of Note) other than the sale of inventory in the

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ordinary course of business and the sale or other disposition of worn out or obsolete assets not necessary for the conduct of its business;

(ii) grant any Lien upon or with respect to any Collateral (as defined in the Form of Note) or create or suffer to exist any Lien upon or with respect to any Collateral (as defined in the Form of Note) other than a Permitted Lien;

(iii) declare, set aside, or pay any dividends on, make any other distributions in respect of, redeem or otherwise repurchase any of its capital stock or other securities, other than dividends and distributions by the Subsidiary to the Company, or redeem or repurchase any of its capital stock or other securities;

(iv) split, combine or reclassify any of its capital stock;

(v) adopt or amend any employee benefit plan;

(vi) except with respect to the compensation of Norman J. Barta, grant, award or enter into any compensation (including stock options or other awards under existing benefit plans) or change of control arrangement with any employee or director of the Company or the Subsidiary or amend the terms of employment or compensation of any employee or director of the Company or the Subsidiary; or

(vii) increase the size of the Board of Directors of the Company or the Subsidiary or, except with respect to the New Directors, appoint any new members to the Board of Directors of the Company or the Subsidiary.

(b) No later than fifteen (15) business days after the First Closing, the Company will file a preliminary Schedule 14C information statement (the “Preliminary Schedule 14C”) with the Commission. The Company agrees to respond to the initial and any subsequent Commission comments relating to the Preliminary Schedule 14C as soon as practicable after receipt of such comments and to use commercially reasonable efforts to address all of such Commission comments. The Company agrees to file a definitive Schedule 14C information statement with the Commission no later than the second business day after receiving confirmation that the Commission has no further comments on the Preliminary Schedule 14C.

(c) As long as any Purchaser owns Subject Securities and the Company is required to file reports pursuant to the Exchange Act, the Company covenants to use commercially reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Subject Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Subject Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Subject Securities may reasonably request, to the extent required from time to time to enable such holder to sell such Subject Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

(d) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Subject Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the American Stock Exchange.

(e) Other than in the case of a Form 8-K and any exhibits thereto, including any press releases included therein, required to be filed with the Commission by the Company, neither the Company nor the undersigned shall issue any press release or otherwise make any public statement concerning the transactions contemplated by the Transaction Documents and Exchange Agreement without the prior consent of the Company, with respect to any press release of the undersigned, or without the prior consent of the undersigned, with respect to any press release of the Company or otherwise authorized by the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the

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disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

(f) No claim will be made or enforced by the Company or, with the consent of the Company, any other person or entity, that any Purchaser is an “acquiring person” or “interested stockholder” under any control share acquisition, business combination, shareholder rights plan (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by or applicable to the Company (including without limitation Section 203 of the Delaware General Corporation Law), or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Subject Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

(g) Except as set forth on Schedule 5(g), the Company shall use the net proceeds from the sale of the Subject Securities for working capital purposes and shall not use such proceeds for the payment of any dividends or distributions or the redemption or repurchase of any Common Stock or other securities of the Company.

(h) Promptly after the Stockholder Consents become effective, the Company shall file the Certificate of Amendment with the Secretary of State of the State of Delaware. Thereafter, the Company shall maintain a reserve from its duly authorized shares of Common Stock, free of all preemptive or preferential rights, for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. Promptly following the conversion of the Notes, the Company shall: (i) in the time and manner required by the American Stock Exchange (or any subsequent trading market which is the principal trading market on which the Common Stock is listed or quoted, as applicable, the “Trading Market”), prepare and file with the Trading Market an additional shares listing application covering a number of shares of Common Stock equal to the number of shares of Common Stock issued upon the Conversion of the Notes and issuable upon the exercise of the Warrants, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on such Trading Market or another Trading Market.

(i) From the date hereof until 90 days after the date on which a registration statement is declared effective pursuant to the Registration Rights Agreement (the “Effective Date”), neither the Company nor the Subsidiary shall issue shares of Common Stock, any other capital stock or equity securities of the Company or the Subsidiary, or any securities convertible into or exercisable for Common Stock, capital stock or equity securities of the Company or the Subsidiary (collectively, “Equity Securities”); provided, however, the 90 day period set forth in this Section 5(i) shall be extended for the number of days during such period in which (i) trading in the Common Stock is suspended by the Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of Common Stock. This Section 5(i) shall not apply to any “Exempt Issuance” as such term is defined in the Warrant.

(j) From the Effective Date until the Cessation Date (as defined below), the Company will not, directly or indirectly, effect any sale, issuance or exchange of any Equity Securities (a “Subsequent Placement”) unless the Company shall have first complied with this Section 5(j).

(i) The Company shall deliver to each Purchaser and holder of New Notes (collectively, the “2007 Holders”) a written notice (the “Offer”) of any proposed or intended sale, issuance or exchange of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be sold, issued or exchanged, and the number or amount of the Offered Securities to be sold, issued or exchanged, (y) identify the persons or entities to which or with which the Offered Securities are to be offered, sold, issued or exchanged, and (z) offer to sell and issue to or exchange with each 2007 Holder (A) a pro rata portion of the Offered Securities based on such 2007 Holder’s pro rata portion of the aggregate principal amount of the 2007 Notes purchased or received by such 2007 Holder (the “Basic Amount”), and (B) with respect to each 2007 Holder that

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elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other 2007 Holders as such 2007 Holder shall indicate it will purchase or acquire should the other 2007 Holders subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(ii) To accept an Offer, in whole or in part, a 2007 Holder must deliver a written notice to the Company prior to the end of the 10 trading day period following receipt of the Offer, setting forth the portion of the 2007 Holder’s Basic Amount that such 2007 Holder elects to purchase and, if such 2007 Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such 2007 Holder elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all 2007 Holders are less than the total of all of the Basic Amounts, then each 2007 Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each 2007 Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such 2007 Holder bears to the total Basic Amounts of all 2007 Holders that have subscribed for Undersubscription Amounts.

(iii) The Company shall have 10 trading days from the expiration of the period set forth in Section 5(j)(ii) above to sell, issue or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the 2007 Holders (the “Refused Securities”), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates), taken as a whole, that are not more favorable to the acquiring persons or entities or less favorable to the Company than those set forth in the Offer.

(iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(j)(iii) above), then each 2007 Holder may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the 2007 Holder elected to purchase pursuant to Section 5(j)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to 2007 Holders pursuant to Section 5(j)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any 2007 Holder so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the 2007 Holders in accordance with Section 5(j)(i) above.

(v) Upon the closing of the sale, issuance or exchange of all or less than all of the Refused Securities, the 2007 Holders shall acquire from the Company, and the Company shall issue to the 2007 Holders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(j)(iv) above if the 2007 Holders have so elected, upon the terms and conditions specified in the Offer. The purchase by the 2007 Holders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the 2007 Holders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the 2007 Holders, the Company and their respective counsel. Notwithstanding anything to the contrary contained in this Agreement, if the Company does not consummate the closing of the sale, issuance or exchange of all or less than all of the Refused Securities within 7 trading days after the expiration of the period set forth in Section 5(j)(ii), the Company shall issue to the 2007 Holders the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(j)(iv) above if the 2007 Holders have so elected (which, in this case may be reduced to zero), upon the terms and conditions specified in the Offer.

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(vi) The Company and the 2007 Holders agree that if any 2007 Holder elects to participate in the Offer, any registration rights set forth in the agreement regarding the Subsequent Placement with respect to such Offer or any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall not entitle the purchasers of any Offered Securities issued in such Subsequent Placement to participate in any registration statement filed under the Registration Rights Agreement and shall not obligate the Company to file a registration statement with respect to such Offered Securities unless one or more registration statements covering all shares of Common Stock issued or issuable upon the conversion of the 2007 Notes or the exercise of the Warrants are then effective. The Subsequent Placement Documents shall not include any term or provision whereby any 2007 Holder shall be required to agree to any restrictions in trading as to any securities of the Company owned by such 2007 Holder prior to such Subsequent Placement if the 2007 Holders purchase all of the Offered Securities, and, in all other cases, such restrictions shall apply only to 2007 Holders who participate in the Subsequent Placement and the period of such restrictions shall not exceed ninety (90) days after the closing of the Subsequent Placement.

(vii) Notwithstanding anything to the contrary in this Section 5(j) and unless otherwise agreed to by the 2007 Notes Majority Holders (as defined in section 7(b) hereof), the Company shall either confirm in writing to the 2007 Holders that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the 2007 Holders will not be in possession of material non-public information as a result of having information concerning the proposed Subsequent Placement, by the seventeenth (17th) trading day following delivery of the Offer. If by the seventeenth (17th) trading day following delivery of the Offer no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the 2007 Holders, such transaction shall be deemed to have been abandoned and the 2007 Holders shall not be deemed to be in possession of any material, non-public information with respect to the Company as a result of having information concerning the proposed Subsequent Placement. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each 2007 Holder with another Offer Notice and each 2007 Holder will again have the right of participation set forth in this Section 5(j). The Company shall not be permitted to deliver more than one such Offer to the 2007 Holders in any 60 day period.

(viii) Any Offered Securities not acquired by the 2007 Holders or the offerees in accordance with Section 5(j)(iii) above may not be issued, sold or exchanged until they are again offered to the 2007 Holders under the procedures specified in this Agreement.

(ix) This Section 5(j) shall not apply to any “Exempt Issuance” as such term is defined in the Form of Warrant.

(x) For purposes of this Agreement, the term “Cessation Date” shall mean the first day on which the Purchasers (including transferees treated as Purchasers pursuant to Section 11(c)) no longer hold: (x) prior to the conversion of the Notes, Notes representing at least 25% of the aggregate principal amount of all Notes issued in the Offering, and (y) after the conversion of the Notes, (A) if the Per Share Exercise Price (as such term is defined in the Warrants) is greater than the closing price of the Common Stock last reported by the Trading Market prior to such day, shares of Common Stock representing at least 25% of the aggregate shares of Common Stock issued upon the conversion of the Notes or previously issued upon the exercise of any Warrants, or (B) if the Per Share Exercise Price is less than the closing price of the Common Stock last reported by the Trading Market prior to such day, shares of Common Stock representing at least 25% of the aggregate shares of Common Stock issued upon the conversion of the Notes, previously issued upon the exercise of any Warrants, or issuable upon the future exercise of any Warrants (treating the Purchasers as holding any shares of Common Stock that would be issuable upon the exercise of any Warrants then held by Purchasers).

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(k) The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Subject Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured Subject Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Subject Securities may reasonably request in connection with a pledge or transfer of the Subject Securities, including, if the Subject Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(l) Upon the terms and subject to the conditions hereof, the Company shall use its commercially reasonable best efforts to take, or cause to be taken, all appropriate actions and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including, without limitation, to cause the conditions in clauses (i), (ii), (iv), (v), (vi), (vii) and (viii) of Section 2(e) to be satisfied) and to cooperate with the undersigned in connection with the foregoing.

(m) From the date hereof until such time as no Purchaser holds any of the Subject Securities, the Company will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance, and directors and officers liability insurance, including such directors and officers liability insurance in respect of acts or omissions occurring prior to the First Closing covering each such person serving as an officer or director of the Company immediately prior to the First Closing to the extent that such coverage is in place as of the First Closing) in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy, scope and with comparable insurance companies as the insurance in place as of the date of this Agreement; provided, if the First Closing shall not have occurred prior to September 21, 2007 the directors and officers liability coverage may be reduced to $7,000,000.

(n) Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and the Exchange Agreement, the Company covenants and agrees that neither it nor any other person or entity acting on its behalf will, following the Closing, provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement (which may be in the form of an e-mail or other electronic confirmation) regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. This Section 5(n) shall not apply to any information provided, or limit the ability of the Company to provide any information, to any Purchaser to whom knowledge of a member of the Board of Directors of the Company is attributable.

(o) From the date hereof until such time as no Purchaser holds any of the Subject Securities, the Company shall not effect or enter into an agreement to effect any financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any Equity Securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Equity Security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Equity Security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or

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the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

(p) Notwithstanding Section 6(b), the Company agrees to issue or reissue certificates of Common Stock without a legend if at such time, prior to making any transfer of any Common Stock, the undersigned shall give written notice to the Company making such request and: (i) a registration statement covering the resale of such Common Stock is effective under the Securities Act, or (ii) the undersigned provides the Company or its counsel with reasonable assurances that such security can be sold pursuant to Rule 144 promulgated under the Securities Act or any successor or replacement rule (as applicable, “Rule 144”) (which may include an opinion of counsel provided by the Company), or (iii) the undersigned provides the Company or its counsel with reasonable assurances that such security can be sold pursuant to section (k) of Rule 144 (or a corresponding successor or replacement section, as applicable, “Rule 144(k)”), or (iv) the Company has received other evidence reasonably satisfactory to the Company that such legend is not required under applicable requirements of the Securities Act and state securities laws (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to its transfer agent, after the undersigned has provided the Company’s counsel with all necessary documentation required by such counsel to issue such an opinion, if such legal opinion is required by the transfer agent to effect the removal of the legend hereunder. If all or any portion of a Note or Warrant is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Common Stock issued upon such conversion or exercise, or if such shares of Common Stock may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then certificates representing such shares of Common Stock shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 5(p) and the undersigned has complied with this Section 5(p), it will, no later than three trading days following the delivery by the undersigned to the Company or the transfer agent of a certificate representing shares of Common Stock issued with a restrictive legend, deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 5(p). Certificates for shares of Common Stock subject to legend removal hereunder shall, at the direction of the undersigned, be transmitted by the transfer agent of the Company to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System.

(q) At all times until the Investor Rights Agreement has terminated in accordance with its terms (the “Designation Period”), the Company will cause two individuals designated by Lambda (the individuals whom Lambda has so designated from time to time are referred to herein as the “Lambda Designees”) to be members of the Board of Directors of the Company except to the extent that (i) Lambda otherwise consents in writing, or (ii) a member of the Board of Directors originally designated by Lambda resigns and Lambda has not yet designated a successor. Without limiting the generality of the foregoing, during the Designation Period the Company will cause the Lambda Designees to be elected or nominated to the Board of Directors, to promptly remove any Lambda Designee from the Board of Directors upon the written direction of Lambda, and to promptly elect or appoint any successor designated by Lambda having reasonably appropriate business experience and background to fill any vacancy caused by any Lambda Designee ceasing to be a member of the Board of Directors for any reason.

(r) Prior to the Automatic Conversion Date (as defined in the Form of Note), the Company will not enter into any agreement for additional financing through equity or equity-linked securities on terms that are materially different or more beneficial to the purchasers of such equity or equity-linked securities than those contained in this Agreement and all exhibits hereto without the prior consent of the 2007 Notes Majority Holders (as defined in section 7(b) hereof).

6. Covenants of the Undersigned.

(a) The undersigned agrees that no sale, assignment or transfer of any of the Subject Securities acquired by the undersigned shall be valid or effective, and the Company shall not be required to give any

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effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Subject Securities is registered under the Securities Act, it being understood that the Subject Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Subject Securities, except as provided by the Registration Rights Agreement; (ii) the Subject Securities are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. Without limiting the generality of the foregoing, the undersigned agrees that following the removal of the restrictive legend from certificates representing Common Stock, the undersigned will sell any such Common Stock pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if shares of Common Stock are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(b) The undersigned agrees to the imprinting, so long as is required by Section 6(a), of a legend on any of the Securities in the following or a substantially similar form and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(c) The undersigned hereby agrees that from the date hereof and continuing until the Cessation Date, the undersigned shall not, without the prior written consent of the Company, directly or indirectly, through related parties, affiliates or otherwise, (i) sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company or (ii) otherwise engage in any transaction which involves hedging of the undersigned’s position in any equity security of the Company, provided, however, that it shall not be a violation of this Section 6(c), if the undersigned places a sell order for shares of Common Stock underlying the Notes or Warrants at or following the time of conversion or exercise of such Notes or Warrants and all conditions to exercise of such Warrants have been satisfied, relies on the Company to deliver such Common Stock in accordance with the Form of Note or Warrants as the case may be, and completes the sale of such Common Stock before the Company delivers the Common Stock to the undersigned.

(d) Upon the terms and subject to the conditions hereof, the undersigned shall use its commercially reasonable best efforts to take, or cause to be taken, all appropriate actions and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including, without limitation, to cause the conditions in clauses (i) and (ii) of Section 2(d) to be satisfied and to execute and deliver at the First Closing the Registration Rights Agreement and Investor Rights Agreement) and to cooperate with the Company in connection with the foregoing.

(e) After the Closing, upon the request of the Company the undersigned shall provide to the Company such additional information and documentation concerning the undersigned’s legal or beneficial ownership, policies, procedures and sources of funds as is reasonably necessary to enable the Company to comply with Anti-Money Laundering Laws now in existence or hereafter enacted or amended.

7. Indemnification.

(a) General.  The Company shall indemnify and hold harmless the undersigned and each officer, director, partner, employee, agent and controlling person of the undersigned (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), past, present or future (each, an “Indemnified Party”), from and against any and all claims, losses, damages, liabilities, judgments, fines, penalties, charges, costs, and expense, including reasonable attorneys fees and disbursements including those incurred in

20

enforcing this Section 7(a) (collectively, “Losses”), due to or arising out of (i) a breach of any representation, warranty, covenant or agreement by the Company in this Agreement or any other Transaction Document, or (ii) a claim against the undersigned by a third party based on the transactions contemplated by the Transaction Documents (other than a claim based on a breach by the undersigned of any representation, warranty or covenant of the undersigned in the Transaction Documents to which it is a party). No knowledge by the undersigned of any breach or inaccuracy of any representation, warranty, covenant or agreement by the Company in this Agreement shall impair, limit, release or otherwise impair any rights of the undersigned pursuant to this Section 7.

(b) Limitation on Indemnification.  The maximum amount payable by the Company to all Indemnified Parties in respect of claims made for indemnification under clause (i) of Section 7(a) shall not exceed, in the aggregate, the Subscription Amount plus the Indemnified Parties’ reasonable out-of-pocket expenses incurred in connection with (i) the Transaction Documents and the transactions contemplated thereby, (ii) enforcing its rights under Section 7(a) and (iii) defending itself against any claim related to the Transaction Documents or the transactions contemplated thereby. No Indemnified Party shall be entitled to bring a claim with respect to Losses due to or arising out of a breach by the Company of any representation or warranty contained in Sections 3(e) through (ii) (including a claim permitted by clause (i) or (ii) of Section 7(c)) unless such claim is brought by, or the bringing of such claim is consented to in writing by, the 2007 Notes Majority Holders. For purposes of this Section 7(b), the “2007 Notes Majority Holders” shall be (x) prior to the conversion of the 2007 Notes, holders of 2007 Notes having a principal amount greater than fifty percent (50%) of the principal amount of all 2007 Notes then outstanding, and (y) after the conversion of the 2007 Notes, the holders of a majority of the shares of Common Stock that were issued upon the conversion of the 2007 Notes or were issued or are issuable upon the exercise of the Warrants (excluding from such analysis any shares of Common Stock that have been sold pursuant to an effective registration statement or Rule 144 and the holders thereof). Once a claim has been brought or approved by the 2007 Notes Majority Holders, each Indemnified Party may continue to prosecute such claim even if the persons or entities bringing or approving such claim subsequently cease to constitute the 2007 Notes Majority Holders.

(c) Sole Remedy.  The parties hereto agree and acknowledge that the indemnification rights provided in this Section 7 shall be the exclusive remedy of the parties hereto for breaches of the representations and warranties contained in this Agreement except with respect to (i) claims involving fraud or a knowing breach of the representations and warranties or (ii) any equitable relief to which any party may be entitled, including without limitation, rescission.

(d) Notice.  With respect to any Loss related to a claim by a third party, an Indemnified Party shall give written notice thereof to the Company (in such capacity, the “Indemnifying Party”) promptly after receipt of any written claim by such third party and in any event not later than twenty (20) business days after receipt of any such written claim (or not later than ten (10) business days after the receipt of any such written claim in the event such written claim is in the form of a formal complaint filed with a court of competent jurisdiction and served on the Indemnified Party), specifying in reasonable detail the amount, nature and source of the claim, and including therewith copies of any notices or other documents received from third parties with respect to such claim; provided, however, that failure to give such notice shall not limit the right of an Indemnified Party to recover indemnity or reimbursement except to the extent that the Indemnifying Party suffers any prejudice or harm with respect to such claim as a result of such failure. The Indemnified Party shall also provide the Indemnifying Party with such further information concerning any such claims as the Indemnifying Party may reasonably request by written notice.

(e) Payment of Losses.  Within thirty (30) calendar days after receiving notice of a claim for indemnification or reimbursement, the Indemnifying Party shall, by written notice to the Indemnified Party, either (i) concede or deny liability for the claim in whole or in part, or (ii) in the case of a claim asserted by a third party, advise that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved. If the Indemnifying Party concedes liability in whole or in part, it shall, within twenty (20) business days of such concession, pay the amount of the claim to the Indemnified Party to the extent of the liability conceded. Any such payment shall be made in immediately available funds equal to the amount of such claim so payable. If the Indemnifying Party denies liability in whole or in part or advises that the matters

21

set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved, then the Indemnifying Party shall make no payment (except for the amount of any conceded liability payable as set forth above) until the matter is resolved in accordance with this Agreement.

(f) Defense of Claims.  In the case of any third party claim, if within 20 days after receiving the notice described in the preceding Section 7(d), the Indemnifying Party (i) gives written notice to the Indemnified Party stating that the Indemnifying Party would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were valid and that the Indemnifying Party disputes and intends to defend against such claim, liability or expense at the Indemnifying Party’s own cost and expense, and (ii) provides assurance reasonably acceptable to such Indemnified Party that such indemnification will be paid fully and promptly if required and such Indemnified Party will not incur cost or expense during the proceeding, then the Indemnifying Party shall be entitled to assume the defense of such claim and to choose counsel for the defense (subject to the consent of such Indemnified Party which consent shall not be unreasonably withheld) and such Indemnified Party shall not be required to make any payment with respect to such claim, liability or expense as long as the Indemnifying Party is conducting a good faith and diligent defense at its own expense; provided, however, that the assumption of the defense of any such matters by the Indemnifying Party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. If the Indemnifying Party assumes such defense in accordance with the preceding sentence, it shall have the right to settle indemnifiable matters related to claims by third parties where (x) the only obligation of the Indemnified Party and Indemnifying Party in connection with such settlement is the payment of money damages and such money damages are satisfied in full by the Indemnifying Party, and (ii) the settlement includes a complete release of the relevant Indemnified Party or Parties. Any other settlement of a claim for which the Indemnifying Party has assumed the defense shall require the prior written consent of the relevant Indemnified Party or Parties, which consent shall not be unreasonably withheld. No Indemnified Party shall settle any claim with respect to which the Indemnifying Party has assumed the defense, without the prior written consent of the Indemnifying Party. The Indemnifying Party shall keep such Indemnified Party apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish such Indemnified Party with all documents and information that such Indemnified Party shall reasonably request and shall consult with such Indemnified Party prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, such Indemnified Party shall at all times have the right to participate in, but not control, such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the reasonable expense of separate counsel for such Indemnified Party shall be paid by the Indemnifying Party provided that such Indemnifying Party shall be obligated to pay for only one such counsel. If no such notice of intent to dispute and defend is given by the Indemnifying Party, or if such diligent good faith defense is not being or ceases to be conducted, such Indemnified Party may undertake the defense of (with counsel selected by such Indemnified Party, which selection shall require the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, and paid by the Indemnifying Party), and shall have the right to compromise or settle, such claim, liability or expense (exercising reasonable business judgment) with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. Such Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense.

8. Creation of Security Interest.

(a) Grant of Security Interest.  The Company hereby grants and pledges to Lambda (the “Secured Party”) a continuing security interest in the Collateral (as defined in the Form of Note) in order to secure prompt payment of the principal of, interest on and all other amounts due and payable under the 2007 Notes (collectively, the “Obligations”). Such security interest shall automatically terminate upon the (i) earlier of the payment of principal and interest on the 2007 Notes; (ii) such time as the Company designates sufficient funds (which may be proceeds from the sale of Collateral) for the payment of the 2007 Notes and (iii) the Automatic Conversion Date (as defined in the Form of Note) (the “Security Interest Termination Date”).

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(b) Designation of Secured Party as Agent.  The undersigned hereby irrevocably designates the Secured Party to act as Secured Party on the undersigned’s behalf. The undersigned hereby irrevocably authorizes, and each holder of any Subject Securities, by such holder’s acceptance of such Subject Securities, shall be deemed irrevocably to authorize, the Secured Party to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to, or required of, the Secured Party by the terms hereof or thereof and such other powers as are reasonably incidental thereto. The undersigned, on behalf of itself and future holders of the Subject Securities issued to the undersigned, hereby authorizes and directs the Secured Party, from time to time in the Secured Party’s discretion, to take any action and promptly to execute and deliver on the undersigned’s behalf any document or instrument that the Company may reasonably request to effect, confirm or evidence the provisions of this Section 8, the occurrence of the Security Interest Termination Date, any subordination agreement, or otherwise. Pursuant to Section 9-509(d) of the Uniform Commercial Code as in effect on the date hereof in the State of New York, the Secured Party hereby authorizes the Company to file a termination statement upon the occurrence of the Security Interest Termination Date; the Secured Party agrees to provide any further authorizations of such filing if requested by the Company. In no event shall the Secured Party have any liability or other obligation to the Company or the undersigned whatsoever as a result of any act or omission taken or failed to be taken in its capacity as the Secured Party, and the Company and the undersigned hereby irrevocably release the Secured Party from any and all such liabilities or other obligations.

(c) Delivery of Additional Documentation Required.  The Company shall from time to time execute and deliver to Secured Party, at the request of Secured Party, all financing statements and other documents that Secured Party may reasonably request and take any action that Secured Party may reasonably request to perfect and continue perfected Secured Party’s security interests in the Collateral. Without limiting the generality of the foregoing, the Company shall, upon the Secured Party’s written request, duly execute and deliver any (i) assignment for security with respect to Intellectual Property in a form reasonably requested by the Secured Party, and (ii) any account control agreement with respect to any account holding Collateral in a form reasonably requested by the Secured Party. Notwithstanding the foregoing, the Company need not deliver possession or control of any Collateral to the Secured Party or take any action to perfect the security interest granted hereby other than the filing of financing statements under the Uniform Commercial Code, the delivery and filing of any assignments for security with respect to Intellectual Property and the entry into account control agreements with respect to accounts holding Collateral. The Secured Party may, at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect.

(d) Remedies of Secured Party.  If any Event of Default as defined in the Notes shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the holders of 2007 Notes, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of its respective Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is reasonably convenient to both parties, and the Secured Party may enter into and occupy any premises owned or leased by the Company where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law, without obligation to the Company in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and/or (B) lease, license or

23

dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable. The Company agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least 10 days’ notice to the Company of the time and place of any public sale or the time after which any private sale or other disposition of its Collateral is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims against the Secured Party and the holders of 2007 Notes arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that the Company may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. The Company hereby acknowledges that (x) any such sale of the Collateral by the Secured Party shall be made without warranty, (y) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (z) such actions set forth in clauses (x) and (y) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing, (A) upon written notice to the Company from the Secured Party after and during the continuance of an Event of Default, the Company shall cease any use of the Intellectual Property for any purpose described in such notice; (B) the Secured Party may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to the Company, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (C) the Secured Party may, at any time, pursuant to the authority granted in Section 8 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of the Company, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(e) Benefits to Holders of 2007 Notes.  The rights of the Secured Party are for the ratable benefit of the holders of the 2007 Notes (including the Secured Party). Any proceeds or other Collateral received or recovered by the Secured Party in its capacity as such shall, in the sole discretion of the Secured Party, either (i) be held (or sold, liquidated or otherwise converted into another form of proceeds or other Collateral that is held) by the Secured Party for the ratable benefit of the holders of the 2007 Notes, as collateral security for the Obligations (whether matured or unmatured), (ii) after and during the continuance of an Event of Default, be retained by the Secured Party to reimburse the Secured Party for its reasonable costs and expenses, including attorneys fees and disbursements, incurred in serving as the Secured Party, and/or (iii) after and during the continuance of an Event of Default, be distributed to the holders of the 2007 Notes on a pro rata basis based on the respective amounts then due and owing to the respective holders of the 2007 Notes. After and during the continuance of an Event of Default, the Secured Party shall distribute any cash Collateral then held by the Secured Party in accordance with clause (iii) of the proceeding sentence to the extent that such cash Collateral exceeds the costs or expenses described in clause (ii) of the preceding sentence that have already been incurred or are reasonably expected by the Secured Party to be incurred unless the Secured Party has determined, upon the advice of counsel, that it is not entitled to distribute such cash Collateral at such time, in which case the Secured Party shall make such distributions as soon as practicable after the Secured Party determines that it is entitled to distribute such cash Collateral.

9. Confidentiality.  The undersigned acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the undersigned and identified as confidential has been and is provided on a confidential basis pursuant to a confidentiality agreement between the undersigned and the Company.

10. Expenses.  The Company shall pay, in connection with the preparation, execution and delivery of this Agreement, the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, all reasonable fees and out of pocket expenses incurred by Lambda in connection with the

24

Offering up to an aggregate maximum amount of $75,000, whether or not the transactions contemplated by the Transaction Documents are consummated.

11. Miscellaneous.

(a) This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to the undersigned’s purchase of Notes from the Company, supersedes all existing agreements among them concerning such subject matter, and, subject to paragraph (h) below, may be modified, and the provisions hereof may be waived, only by a written instrument duly executed by the party to be charged; provided, however, the obligations of the Company under Sections 5(b), (e), (g), (i), (j), (m) and (o) may be amended or waived following the First Closing by the 2007 Notes Majority Holders; provided, further, that any amendment or waiver to any of such Sections by the 2007 Notes Majority Holders must apply to the corresponding Sections of all of the subscription agreements entered into by the Company in connection with the Offering and the corresponding Sections of the Exchange Agreement.

(b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i) if to the Company,

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attn: President

(ii) with a copy to,

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

(ii) if to the undersigned, at the address set forth on the signature page hereof,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11(b). Any notice given by means permitted by this Section 11(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 11(b).

(c) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the undersigned or, after the Closing, the Majority Holders. The undersigned may assign any or all of its rights under this Agreement to any person or entity to whom the undersigned assigns or transfers any Subject Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Subject Securities, by the provisions of the Transaction Documents that apply to such Subject Securities. In the event of any assignment pursuant to this Section 11(c), the transferee shall be treated as the “undersigned” and a “Purchaser” to the same extent as if such transferee were the original party to this Agreement. Notwithstanding anything in this Section 11(c) to the contrary, in the event of any assignment pursuant to this Section 11(c), the undersigned shall not be entitled to assign any rights under this Agreement to a purchaser of shares of Common Stock sold by the undersigned pursuant to an effective registration statement or Rule 144.

(d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(g) In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(h) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement other than the Secured Party and each Indemnified Party. The Company and the undersigned acknowledge that the Secured Party’s consent to serve in such capacity is based in part on the effectiveness of the provisions in Section 8 of this Agreement, and the Company and the undersigned agree that the provisions of Section 8 of this Agreement may be enforced by, and may not be modified or waived, without the prior written consent of the Secured Party.

(i) Each party hereto consents and submits to the exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement, and agrees that all suits, actions and proceedings brought by such party hereunder shall be brought only in such jurisdictions. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 12(b), addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

(j) In the event of any litigation or other proceeding concerning this Agreement or the transactions contemplated hereby, including any such litigation or proceeding with respect to the enforcement of this Agreement against any defaulting party, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding.

[Signature page follows immediately]

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Aggregate principal amount of Notes subscribed for (and purchase price):	Print Name of Subscriber:

$

Social Security Number or other Taxpayer ID Number

By:
(Signature of Subscriber or Authorized Signatory) Name: Title:

Address:

Telephone:

Fax:

If the Notes will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Social Security Number or other Taxpayer ID Number

Print manner in which shares will be held

If the Notes have been purchased through a broker or other intermediary, please identify such entity:

[Please complete Signature Page for each subscriber.]

27

ACCEPTANCE OF SUBSCRIPTION

Name of Subscriber

ACCEPTED BY:

NEPHROS, INC.

By:
Name: Norman J. Barta

Title:	President and Chief Executive Officer

Date:           , 2007

Accepted for $      principal amount of Notes

28

EXHIBIT A

(Form of Note)

29

EXHIBIT B

(Form of Warrant)

30

EXHIBIT C

(Form of Registration Rights Agreement)

31

EXHIBIT D

(Form of Exchange Agreement)

32

EXHIBIT E

(Form of Investor Rights Agreement)

33

EXHIBIT F

ACCREDITED INVESTOR STATUS

The subscriber represents that it is an Accredited Investor on the basis that it is (check all that apply):

     (i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     (ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     (iv) A director or executive officer of the Company.

     (v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

     (vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

     (viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, the undersigned represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

34

Exhibit D

THIS NOTE IS SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS NOTE AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE ARE ISSUED SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, AND ANY TRANSFEREE OF SUCH SECURITIES SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

NEPHROS, INC.

No. [          ]

Series A 10% Secured Convertible Note due 2008

$[     ]

September   , 2007

Nephros, Inc., a Delaware corporation, (the “Company”), for value received, hereby promises to pay to [          ], or registered assigns (as applicable, the “Holder”), the principal sum set forth above, with interest thereon at a rate equal to ten percent 10% per annum, on the Maturity Date. Payment shall be made upon surrender of this Note (as defined below) at such place as designated by the Company, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment shall be made to the Holder at its address as set forth on the registration records of the Company or, at the request of the Holder, by wire transfer to an account specified by the Holder. This Note is one of a duly authorized issue of up to $15,000,000 aggregate principal amount of Nephros, Inc. Series A 10% Secured Convertible Notes due 2008 (individually a “Note” and collectively the “Notes”). Certain capitalized terms used herein are defined in Section 9. Capitalized terms used herein without definition have the respective meanings specified therefor in the Subscription Agreement. The Notes are secured by the Collateral pursuant to the Subscription Agreement.

Section 1.  Interest.

The Company will pay interest in arrears on the Maturity Date. Interest on this Note will accrue daily at a rate of ten percent (10%) per annum from the date of its issuance set forth above and shall be compounded annually. Notwithstanding the foregoing, the Company hereby unconditionally promises to pay to the order of the Holder interest on any principal or interest payable hereunder that shall not be paid in full when due, whether at the Maturity Date or upon acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of eighteen (18%) per annum (but in no event in excess of the maximum rate permitted under applicable law). Interest will cease to accrue on the Automatic Conversion Date.

Section 2.  Prepayment.

This Note may not be prepaid in whole or in part.

Section 3.  Conversion

(a) Conversion.  On the Automatic Conversion Date, this Note and all accrued but unpaid interest thereon shall immediately, and without any action on the part of the Company or the Holder, convert into (i) shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a conversion price per share of Common Stock equal to $0.706 (the “Conversion Price”), and (ii) Class D Warrants (the “Warrants”) for the purchase of shares of Common Stock in an amount equal to 50% of the number of shares of Common Stock issued to the Holder in accordance with clause (i) in this Section 3(a) (rounded up to the nearest whole share and subject to adjustment as provided in Section 3(c) below) at an exercise price per share of Common Stock, subject to adjustment as provided in Section 3(c) below, equal to $0.90 per share (the “Exercise Price”), such Warrants to have the terms and conditions set forth in the form of Warrant attached hereto as Exhibit A. This Note may not be converted by the Holder at any time.

No greater than 20 nor fewer than 5 days prior to the Automatic Conversion Date, notice (the “Automatic Conversion Notice”) by first class mail, postage prepaid, shall be given to the Holder, addressed to the Holder at its last address as shown on the registration records of the Company. The Automatic Conversion Notice shall specify the date fixed for conversion, the place or places for surrender of Notes, and the then effective Conversion Rate pursuant to this Section 3.

Any Automatic Conversion Notice which is mailed as herein provided shall be conclusively presumed to have been duly given by the Company on the date deposited in the mail, whether or not the Holder receives such notice; and failure properly to give such notice by mail, or any defect in such notice, to the Holder shall not affect the validity of the proceedings for the conversion of this Note. Notwithstanding that this Note shall not have been surrendered, this Note shall no longer be deemed outstanding and all rights whatsoever with respect to this Note, except the right to receive the number of full shares of Common Stock and Warrants to which such person shall be entitled upon conversion hereof, shall terminate.

(b) Conversion Procedures.

(i) As promptly as practicable after the Automatic Conversation Date, the Holder shall surrender this Note at the place designated in the Automatic Conversion Notice, duly endorsed. The Holder shall also submit a notice (the “Notice of Conversion”) specifying the name or names (with address) in which a certificate or certificates evidencing shares of Common Stock and the Warrants are to be issued; provided, however, the Company shall not be required to honor any Notice of Conversion unless the Secured Party shall have provided the Company with any authorizations as may be requested by the Company to file a termination statement with respect to the Secured Party’s security interest in the Collateral, as set forth in the Subscription Agreement. The surrender of the Note and the delivery of the Notice of Conversion and authorizations to file a termination statement are the only procedures required of the Holder upon the conversion of this Note. No additional legal opinion or other information or instructions shall be required of the Holder upon the conversion of this Note.

(ii) The Company will make a notation of the date that a Notice of Conversion is received, which date of receipt shall be deemed to be the date of receipt for purposes hereof.

(iii) The Company shall, or shall direct its transfer agent to, within 10 days after such deposit of any Note accompanied by a Notice of Conversion and compliance with any other conditions herein contained, deliver to the person for whose account such Note was so surrendered (x) certificates evidencing the number of full shares of Common Stock to which such person is entitled as aforesaid, subject to Section 4, and (y) Warrants evidencing the number of full shares of Common Stock to which such person is entitled as aforesaid upon exercise of such Warrants.

(iv) Such conversion shall be deemed to have been made as of the Automatic Conversion Date, and the person or persons entitled to receive the Common Stock and Warrants deliverable upon conversion of such Note shall be treated for all purposes as the record holder or holders of such Common Stock and Warrants on such date and the Note shall no longer be deemed outstanding and all rights whatsoever in respect thereof (including the right to receive interest thereon) shall terminate except the right to receive the number of full shares of Common Stock and Warrants to which such person shall be entitled upon

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conversion hereof; provided, however, that the Company shall not be required to issue any certificates representing shares of Common Stock and Warrants (x) until such Note has been received at the place designated in the Automatic Conversion Notice; and (y) if the Note is received while the stock transfer books of the Company are closed for any purpose, but such certificates shall be issued immediately upon the reopening of such books as if the Note had been received on the date of such reopening.

(c) Adjustment of Conversion Price and Warrant Terms.  In the event the Company shall, at any time or from time to time after the date hereof, and prior to the Automatic Conversion Date (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares (each of (i) through (iii), a “Change of Shares”), then (x) the Conversion Price shall be changed to a price (rounded to the nearest one-tenth of a cent) determined by multiplying the Conversion Price in effect immediately prior to such Change of Shares by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (excluding treasury stock) immediately prior to the Change of Shares and the denominator of which shall be the number of shares of Common Stock outstanding (excluding treasury stock) immediately following the Change of Shares. If between the date hereof and the Automatic Conversion Date any transaction or event occurs that, if the Warrants were then outstanding, would result in an adjustment to the Per Share Exercise Price (as such term is defined in the Form of Warrant) or the number of shares of Common Stock covered by the Warrants (other than an adjustment to such number of shares of Common Stock that has already been effected by an adjustment to the number of shares of Common Stock issued upon the conversion of this Note), then the Exercise Price and number of shares covered by the Warrants issued upon the conversion of this Note shall be adjusted to take into account such transaction or event as if such Warrants were outstanding during the period from the date hereof through the Automatic Conversion Date.

(d) Anti-Dilution Notices.  After each adjustment of the Conversion Price and Warrant terms pursuant to Subsection 3(c), the Company will prepare a certificate signed by the Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Conversion Price, Exercise Price and number of shares covered by the Warrants as so adjusted and (ii) a brief statement of the facts accounting for such adjustment. The Company will send such certificate by ordinary first class mail to the Holder at its last address as it shall appear on the registration records of the Company. No failure to mail such certificate nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The certificate of the Secretary or an Assistant Secretary of the Company that such certificate has been mailed shall, in the absence of fraud, be prima facie evidence of the facts therein stated. The transfer agent, if other than the Company, may rely on the information in the certificate as true and correct and has no duty nor obligation independently to verify the amounts or calculations therein set forth.

(e) Reservation of Shares; Transfer Taxes; Etc.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes and exercise of the Warrants, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the conversion of all of the 2007 Notes and exercise of all Warrants from time to time outstanding. The Company covenants that such shares of Common Stock so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly authorized and validly issued and fully paid and nonassessable. The Company shall use its reasonable best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the authorized number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding 2007 Notes and the exercise of all Warrants issuable upon conversion of the Notes.

The Company shall pay any and all issue or other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares of Common Stock or Warrants on conversion of the Notes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock or Warrants (or other securities or assets) in a name other than that in which the Notes so converted were registered, and no such issue or delivery shall be made unless

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and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

(f) Other Changes in Conversion Price.  The Company from time to time may decrease the Conversion Price by mailing to the Holder an irrevocable notice of the decrease at least 15 days before the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the resulting increased Conversion Rate.

(g) Minimum Conversion Price.  Notwithstanding anything to the contrary herein, in no case shall the Conversion Price be adjusted to an amount less than $0.001 per share, the current par value of the Common Stock.

Section 4.  Fractional Shares.

No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of this Note. If more than one certificate evidencing Notes shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount and accrued interest of the Notes so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of this Note (or of such aggregate number of Notes), the number of shares of Common Stock will be rounded to the nearest whole share (with a .5 of a share rounded upward).

Section 5.  Covenants.  The Company hereby covenants and agrees that between the date hereof and the Automatic Conversion Date, the Company will not:

(a) create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for any Indebtedness;

(b) declare any dividend (or any other distribution) or redeem or repurchase any of its capital stock or other securities;

(c) authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

(d) reclassify the Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value);

(e) be a party to any merger or consolidation for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(f) cause or permit any Liquidation Event; or

(g) take any action to approve any of the foregoing.

Section 6.  Events of Default Defined.

The following shall each constitute an “Event of Default” hereunder:

(a) the failure of the Company to make any payment of principal of or interest on this Note when due;

(b) the Company shall, (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable to, or admit in writing its inability, pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

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(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 90 days of commencement;

(d) any representation, warranty or certification made herein or pursuant hereto (or in any modification or supplement hereto) or under the Registration Rights Agreement or the Subscription Agreement by the Company was not true or correct in any material respect when made;

(e) the Company shall breach any of its covenants contained in this Note or in the Subscription Agreement and shall not cure such breach within ten calendar days after notice of such breach is given to the Company by any Registered Holder;

(f) any director who was requested to be elected by the Secured Party shall be removed as a director without the written consent of the Secured Party;

(g) the Company shall Incur any Indebtedness without the prior written approval of the Secured Party; and

(h) the Company shall default in the performance of any of its obligations under, or shall otherwise breach, any covenant in any agreement or instrument for borrowed money in an aggregate amount in excess of $500,000, the effect of which causes or permits any holder or holders of such agreement or instrument to cause such borrowed money to be declared due and payable prior to its stated maturity and such holder or holders in fact declare such money due and payable, except for any default set forth on Schedule 6(h).

Section 7.  Remedies upon Event of Default.

(a) If an Event of Default occurs and is continuing for a period of 15 or more consecutive days, the Registered Holders of 2007 Notes constituting a majority of the principal amount of 2007 Notes then outstanding (the “Majority Noteholders”), by notice to the Company, may declare the unpaid principal of and accrued interest on all the 2007 Notes then outstanding to be due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived (an “Acceleration”); provided, an Acceleration shall automatically occur upon the occurrence of an Event of Default specified in Section 6(b) or (c). Upon any Acceleration, all principal and accrued interest, fees, charges or damages for early prepayment on the 2007 Notes shall be due and payable immediately. Majority Noteholders may rescind an Acceleration and its consequences; provided, however, that no such rescission shall effect any subsequent Default or impair any right consequent thereto.

(b) Majority Noteholders or Secured Party may waive an existing Default or Event of Default and its consequences. Upon any such waiver, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

(c) Upon the occurrence and during the continuance of an Event of Default, Secured Party may, at its election, without notice of its election and without demand, take any action permitted by law, including the exercise of any rights accorded a secured creditor under the Uniform Commercial Code as in effect in New York and any rights granted in the Subscription Agreement.

(d) The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the Subscription Agreement at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, redemption and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened

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breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 8.  Lost, Mutilated, etc. Note.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity or bond reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

Section 9.  Certain Definitions.

(a) “2007 Notes” shall mean, collectively, the Notes and the Nephros, Inc. Series B 10% Secured Convertible Notes.

(b) “Automatic Conversion Date” shall mean the twenty-first (21st) day after the Company sends or gives its stockholders a definitive Schedule 14C information statement relating to written consent of stockholders of the Company approving the issuance of the Common Stock and Warrants issuable upon the conversion of the 2007 Notes and the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 60,000,000 shares.

(c) “Collateral” includes all of the property of the Company whether now owned or hereafter acquired, regardless where located, including without limitation the following: (a) all accounts and other rights of the Company to payment of money, no matter how evidenced, all chattel paper, instruments and other writings evidencing any such right, and all goods repossessed or returned in connection therewith; (b) all chattel paper (including electronic chattel paper); (c) all inventory, including but not limited to all raw materials, work in process, materials used or consumed in the Company’s business, and finished goods, together with all additions and accessions thereto and replacements therefor, all substitutes therefor, all improvements to and returns of such inventory, and products thereof; (d) all deposit accounts and all funds, certificates, documents, instruments, checks, drafts, wire transfer receipts and other earnings, profits or other proceeds from time to time representing, evidencing, deposited into or held in the deposit accounts or payable to the Company in respect thereof; (e) all general intangibles; (f) all equipment, fixtures and real property; (g) all intellectual property, including, without limitation, all copyrights, trademarks and patents and all applications and licenses thereof; (h) all commodity contracts, security entitlements; financial assets and investment property, including, without limitation, all capital stock and other ownership interests and the certificates (if any) representing such capital stock and ownership interests and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing; (i) all money; (j) all commercial tort claims; (k) all Debt from time to time owed to the Company by any person or entity, including without limitation, all instruments evidencing such Debt; (l) all letter of credit rights and letters of credit; (m) all automobiles and motor vehicles; (n) all computer hardware and software; (o) all consumer goods; (p) all supporting obligations arising from or related to any of the property described in clauses (a) through (o) above; (q) any and all rights in and claims under insurance policies, judgments and rights thereunder and tort claims; (r) all documents, books and records; (s) all other goods and personal property of the Company of any kind or character, whether tangible or intangible; (t) all rights of the Company in all of the foregoing; and (u) all products and proceeds, in cash or otherwise, of any of the foregoing property.

(d) “Conversion Price” shall initially be $0.706 per share of Common Stock, subject to adjustment as provided herein, representing an initial conversion rate (subject to adjustment) of approximately 1,416.43 shares of Common Stock per $1,000 of principal amount of Note being converted (the “Conversion Rate”).

(e) “Default” means an event which, with notice or the passage of time, or both, would become an Event of Default.

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(f) “Incur” means, with respect to any Indebtedness or other obligation of any person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for such Indebtedness or other obligation.

(g) “Indebtedness” means (a) any liabilities for borrowed money (other than trade accounts payable incurred in the ordinary course of business), (b) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, (c) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (d) the present value of any lease payments due under leases required to be capitalized in accordance with United States generally accepted accounting principles.

(h) “Liquidation Event” means any (i) liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (ii) a sale or other disposition of all or substantially all of the assets of the Company or (iii) any consolidation, merger, combination, reorganization or other transaction in which the Company is not the surviving entity or shares of Common Stock constituting in excess of 50% of the voting power of the Company are exchanged for or changed into stock or securities of another entity, cash and/or any other property.

(i) “Maturity Date” means September [  ], 2008.

(j) “Registered Holder,” with respect to any 2007 Note, shall mean the holder of record thereof.

(k) “Registration Rights Agreement” means the registration rights agreement of even date herewith, among the Company and the Holders listed on Schedule 1 attached thereto, in the form attached to the Subscription Agreement as Exhibit C.

(l) “Secured Party” means Lambda Investors LLC.

(m) “Securities Act” means the United Stated Securities Act of 1933, as amended.

(n) “SEC” means the Securities and Exchange Commission.

(o) “Subscription Agreement” means the subscription agreement of even date herewith entered into between the Company and the Holder.

(p) “Warrants” shall mean the warrants to purchase shares of Common Stock that are being issued pursuant to the Notes.

Section 10.  Miscellaneous.

(a) This Note may be amended only by mutual written agreement of the Company and the Holder or, if such amendment shall apply to all outstanding 2007 Notes, with the written consent of the Company and the Majority Noteholders; provided, however, without the consent of the holder of this Note, no such amendment may be approved that would have the effect of (i) decreasing the principal amount or rate of interest payable hereunder, (ii) extending the Automatic Conversion Date or Maturity Date, (iii) increasing the Conversion Price or decreasing the Conversion Rate; or (iv) affect any adjustment under Section 3 of this Note. Furthermore, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, if the Company has obtained the written consent or waiver of the Holder or, if such consent or waiver shall apply to all outstanding 2007 Notes, the Majority Noteholders. Any amendments approved in compliance with this Section 10(a) shall bind the Holder’s successors and assigns.

(b) Forbearance from Suit.  No holder of Notes shall institute any suit or proceeding for the enforcement of the payment of principal or interest unless the Secured Party joins in such suit or proceeding.

(c) Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding the body of law relating to conflict of laws. Notwithstanding anything to the

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contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

(d) Interpretation.  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

(e) Successors and Assigns.  Subject to the restrictions on transfer contained herein, this Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns.

(f) Assignment by the Holder.  This Note and any of the rights, interests or obligations hereunder, may be assigned at any time in whole or in part by the Holder, without the consent of the Company, if the transferee is an “accredited investor” as defined in Regulation D under the Securities Act and agrees to be bound by all of the provisions of the Note, the Warrants, the Subscription Agreement and the Registration Rights Agreement, including without limitation, making representations and warranties identical to those of the Holder contained in such documents but with respect to such transferee and as of the date of such transfer.

(g) Assignment by the Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

(h) Saturdays, Sundays, Holidays.  If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

(i) Subscription Agreement.  This Note is subject to the terms contained in the Subscription Agreement and the Holder of this Note is entitled to the benefits of such Subscription Agreement to the extent provided therein.

(j) Jurisdiction; Forum.  Any dispute arising out of or relating to this Note shall be resolved, and all suits, actions and proceedings brought by the Company or Holder hereunder shall be brought only in, any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York. The Company waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Note may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

(k) Attorneys’ Fees.  In the event of any litigation or other proceeding concerning this Note or the transactions contemplated hereby, including any such litigation or proceeding with respect to the collection or other enforcement of this Note against the Company, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding.

[Signature page follows immediately]

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IN WITNESS WHEREOF, this Series A 10% Secured Convertible Note due 2008 has been executed and delivered on the date first above written by the duly authorized representative of the Company.

NEPHROS, INC.

By:
Name:

Title:

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EXHIBIT A

[FORM OF WARRANT]

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Exhibit E

THE TERMS OF THIS WARRANT ARE SUBJECT TO THE TERMS OF A SUBSCRIPTION AGREEMENT AND ANY TRANSFEREE OF SUCH SECURITIES SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, COPIES OF WHICH ARE ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE ISSUED SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, AND ANY TRANSFEREE OF SUCH SECURITIES SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

NEPHROS, INC.

Class D Warrant for the Purchase of Shares of Common Stock

No.: D-	Number of Shares:
Date of Issuance:           , 2007

FOR VALUE RECEIVED, the undersigned, NEPHROS, INC., a Delaware corporation (together with its successors and assigns, the “Company”), hereby certifies that            or its registered assigns (the “Holder”) is entitled to subscribe for and purchase from the Company, subject to the provisions of this Warrant (this “Warrant” and, together with any other Class D Warrants to purchase shares of Common Stock, collectively, the “Warrants”), at any time on or prior to 5:00 P.M., New York City time, on [          ], 2012 (the “Termination Date”), [          ] (          ) fully paid and non-assessable shares of the Common Stock, par value $.001 per share, of the Company (“Common Stock”), at an exercise price per share of Common Stock equal to $0.90 per share (the “Per Share Exercise Price”), as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant.

1. Exercise of Warrant.

(a) Exercise.  This Warrant may be exercised in whole or in part, at any time by its holder prior to the Termination Date by presentation and surrender of this Warrant, together with the duly executed notice of exercise form attached at the end hereof, at the address set forth in Subsection 8(c) hereof, together with payment to the Company of an amount of consideration therefor equal to the Per Share Exercise Price in effect on the date of such exercise multiplied by the number of shares of Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants then being exercised (the “Warrant Shares”), payable by certified or official bank check or by wire transfer to an account designated by the Company. The delivery of the notice of exercise and payment of the Per Share Exercise Price are the only procedures required of the Holder to exercise this Warrant. No additional legal opinion or other information or instructions shall be required of the Holder upon the exercise of this Warrant.

(b) Cashless Exercise.  If, and only if, at the time of exercise pursuant to this Section 1 there is no effective registration statement registering, or no current prospectus available for, the sale of the Warrant Shares to the Holder or the resale of the Warrant Shares by the Holder and the VWAP (as defined below) is greater than the Per Share Exercise Price at the time of exercise, then this Warrant may also be exercised at such time and with respect to such exercise by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing (i) the result of (x) the difference of (A) minus (B), multiplied by (y) (C), by (ii) (A), where:

(A) =	the VWAP (as defined below) on the Trading Day (as defined below) immediately preceding the date of such election;

(B) =	the Per Share Exercise Price of this Warrant, as adjusted; and

(C) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted for trading on the New York Stock Exchange, American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market or the OTC Bulletin Board, or any successor to any of the foregoing (a “Trading Market”), the daily volume weighted average price of the Common Stock on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. for such date if such date is a date on which the Trading Market on which the Common Stock is then listed or quoted for trading (a “Trading Day”) or the nearest preceding Trading Date (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

(c) Partial Exercise.  If this Warrant is exercised in part only, the Company shall, upon presentation of this Warrant upon such exercise, execute and deliver (along with the certificate for the Warrant Shares purchased) a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon proper exercise of this Warrant, the Company promptly shall deliver certificates for the Warrant Shares to the Holder.

2. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Authorization, Reservation of Shares; Etc.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the exercise of this Warrant. The Company shall use its commercially reasonable best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the exercise of this Warrant. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Per Share Exercise Price in accordance with the terms hereof, be duly authorized and validly issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

(b) Payment of Taxes.  The Company shall pay any and all issue or other taxes (other than income taxes) that may be payable in respect of any issue or delivery of Warrant Shares on exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Warrant Shares (or other securities or assets) in a name other than that in which Warrant was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

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(c) Loss, Theft, Destruction of Warrants.  Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (which may include a bond) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like date, tenor and denomination.

(d) Delivery of Warrant Shares.

(i) Upon the exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the exercise date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the exercise date. Notwithstanding any provision of this Warrant requiring the delivery of certificates, the Company shall, upon request of the Holder, use its commercially reasonable efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. Any obligation to deliver certificates under this Warrant shall be deemed satisfied if Warrant Shares are delivered electronically in accordance with the preceding sentence.

(ii) If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(d)(ii) by the third Trading Day following the Warrant Share date of exercise, then the Holder shall have the right to rescind such exercise.

(iii) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after exercise of this Warrant in full compliance with Section 1, and if after such third Trading Day the Holder purchases (in an open market transaction) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”) upon such exercise, then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) the number of shares of Common Stock purchased in the Buy-In, times (2) the closing price on the date of the exercise. The Holders shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

(iv) Except as provided in clause (x) of Section 2(d)(iii), the Company’s obligations to issue and deliver Warrant Shares upon an exercise in accordance with Section 1 above are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely

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deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

3. Protection Against Dilution.

(a) In case the Company shall, at any time or from time to time hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares (each of (i) through (iii), a “Change of Shares”), then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Per Share Exercise Price in effect immediately prior to the occurrence of such event shall be adjusted to equal (A) the Per Share Exercise Price in effect immediately prior to the occurrence of such event multiplied by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (C) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by paragraph (a) above or a security issued in a capital reorganization or reclassification, consolidation or merger covered by paragraph (c) below), (iii) rights, warrants or options to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case (1) the Per Share Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such Distributed Property shall be adjusted (effective on such record date) to equal the product of such Per Share Exercise Price times a fraction of which the denominator shall be the VWAP for the Trading Day immediately prior to (but not including) such record date and of which the numerator shall be the difference between such VWAP minus the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Board of Directors of the Company in good faith, and (2) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such record date shall be adjusted to equal (A) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such record date multiplied by (B) the Per Share Exercise Price in effect immediately prior to such record date divided by (C) the Per Share Exercise Price in effect immediately after such record date.

(c) In the event of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party (other than a merger or consolidation in which the Company is the continuing corporation and in which no securities, cash or other property is distributed to holders of Common Stock), or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

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(d) Anti-Dilution Adjustments.

(i) (A) Except as otherwise provided in Subparagraph 3(d)(iii)(B), or for Changes of Shares in the event the Company shall, at any time or from time to time after the date hereof, sell or issue any shares of Common Stock for a consideration per share less than the Conversion Price in effect on the date of such sale or issuance (any such sale or issuance, a “Dilutive Issuance”), then, and thereafter upon each further Dilutive Issuance, the Per Share Exercise Price in effect immediately prior to such Dilutive Issuance shall be changed to a price equal to the consideration per share received by the Company in respect of the shares issued in such Dilutive Issuance (rounded to the nearest tenth of a cent) (determined as provided in Clause 3(d)(ii)(D) below). Such adjustment shall be made successively whenever such an issuance is made.

(B) Upon any adjustment of the Per Share Exercise Price as provided in this Subparagraph 3(d), the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal (1) the number of shares of Common Stock for which this Warrant was exercisable immediately prior to the adjustment multiplied by (2) the Per Share Exercise Price in effect immediately prior to the occurrence of such event divided by (3) the Per Share Exercise Price in effect immediately after the occurrence of such event.

(ii) For purposes of Paragraph 3(d)(i), the following Subparagraphs (A) to (E) shall also be applicable:

(A) No adjustment in the Per Share Exercise Price shall be required unless such adjustment would require a decrease of at least $0.001 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(d)(ii)(A) are not required to be made shall be carried forward and shall be made at the time of and together with adjustments so carried forward, shall require a decrease of at least $0.001 per share of Common Stock in the Per Share Exercise Price hereunder.

(B) In case of the sale or other issuance by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called “Convertible Securities”), whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, if the consideration per share for which Common Stock is issuable upon the exercise, conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such Convertible Securities, plus the consideration received by the Company for the issuance or sale of such Convertible Securities, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise, conversion or exchange of such Convertible Securities) is less than the Per Share Exercise Price as of the date of the issuance or sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be “Common Stock” for purposes of Paragraph 3(d)(i) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Paragraph 3(d)(i).

(C) In case the rights of conversion, exchange or exercise of any of the securities referred to in Subparagraph (B) of this Paragraph 3(d)(ii) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock are modified for any reason other than an event that would require adjustment to prevent dilution under another paragraph in this Section 3, so that the consideration per share received by the Company after such modification is less than the Per

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Share Exercise Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this Subsection 3(d), to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect.

(D) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed to have been issued for such consideration as the Board of Directors of the Company determines in good faith. In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities for any non-cash consideration, then the non-cash component of the consideration for such securities shall be deemed to be such amount as the Board of Directors of the Company determines in good faith.

(iii) Notwithstanding any other provision hereof, no adjustment to the Per Share Exercise Price will be made:

(A) upon the issuance or exercise of any options or other awards granted pursuant to a stock incentive plan or similar plan of the Company in effect on the date hereof (but without giving effect to any amendment thereto after the date hereof) or approved by the Warrant Majority or otherwise issued as compensation or inducement to employment or engagement in the ordinary course of business; or

(B) upon exercise or conversion of any Convertible Securities that are outstanding as of the date hereof, or upon the issuance, conversion or exercise of any Warrants or warrants issued as compensation in connection with the transactions that gave rise to the issuance of the Warrants; or

(C) upon the issuance, exercise or conversion of Common Stock, Convertible Securities or options, warrants or other rights to acquire Common Stock or Convertible Securities in connection with any of the following: (v) settlement of any actual or threatened litigation or other claims; (w) customer or vendor alliances; (x) joint ventures or manufacturing, marketing or distribution alliances; (y) equipment leasing transactions or borrowing transactions with institutional lenders; and (z) acquisitions, joint ventures or other strategic transactions; provided, that in each such case the Board of Directors has determined in good faith that such transaction is not primarily a capital raising transaction; or

(D) upon the issuance or sale of Common Stock or other securities upon exercise, conversion or exchange of any Convertible Securities, whether or not such Convertible Securities were outstanding on the date hereof or are hereafter issued or sold; provided, that any adjustment was either made or not required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made; or

(E) if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, and any such adjustment previously made in respect thereof shall be rescinded and annulled.

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Notwithstanding anything to the contrary in this Paragraph 3(d)(iii), Subparagraph 3(d)(ii)(C) shall apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Subparagraphs (B) and (D) of this Paragraph 3(d)(iii).

(v) As used in this Subsection 3(c), the term “Common Stock” shall mean and include the Company’s Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company, and the number of “shares” thereof for purposes hereof shall be based on the ratio by which such new securities participate equally with the Common Stock.

(d) All calculations under this Section 3 shall be made to the nearest tenth of a cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Exercise Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(e) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors shall determine in good faith the allocation of the adjusted Per Share Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

4. Prior Notice of Certain Events.  In case:

(i) the Company shall declare any dividend (or any other distribution);

(ii) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value);

(iv) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(v) any (x) liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (y) a sale or other disposition of all or substantially all of the assets of the Company or (z) any consolidation, merger, combination, reorganization or other transaction in which the Company is not the surviving entity or shares of Common Stock constituting in excess of 50% of the voting power of the Company are exchanged for or changed into stock or securities of another entity, cash and/or any other property;

then the Company shall cause to be mailed to the Holder, at its last address as it shall appear upon the warrant registration records of the Company or its transfer agent, at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend. distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined and a description of the cash, securities or other property to be received by such holders upon such dividend, distribution or granting of rights or warrants or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange or Liquidation Event is expected to become effective, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such exchange or Liquidation Event

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and the consideration, including securities or other property, to be received by such holders upon such exchange; provided, however, that no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

5. Notice of Adjustments.  Whenever the Per Share Exercise Price is adjusted as provided in Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with Section 3, the Chief Financial Officer, or equivalent officer, of the Company shall promptly prepare a certificate setting forth the Per Share Exercise Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holder.

6. Fractional Shares.  No fractional shares or scrip representing fractional Warrant Shares shall be issued upon conversion of this Warrant. If more than one certificate evidencing Warrants shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Common Stock that may be purchased pursuant to the Warrants so surrendered. Instead of any fractional Warrant Shares which would otherwise be issuable upon exercise of this Warrant (or of such aggregate number of Warrants), the Company may elect, in its sole discretion, independently for each Holder, whether such number of Warrant Shares will be rounded to the nearest whole share (with a .5 of a share rounded upward) or whether such Holder will be given cash, in lieu of any fractional share, in an amount equal to the same fraction of the fair market value per share of Common Stock at such time, as determined by the Board of Directors of the Company in good faith as of the close of business on the day of exercise.

7. Securities Laws Matters.

(a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. The Holder further represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear a legend similar to the legend set forth in Section 7(c) hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless as exemption from such registration is available.

(b) The Holder, by his acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

(c) All certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

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THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, AND ANY TRANSFEREE OF SUCH SECURITIES SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

8. Miscellaneous

(a) This Warrant may be amended only by mutual written agreement of the Company and the Holder or, if such amendment shall apply to all outstanding Warrants, with the written consent of the Company and the registered holders of Warrants to purchase a majority of the shares of Common Stock or other securities or property issuable upon exercise of all outstanding Warrants (the “Warrant Majority”); provided, however, without the consent of the Holder of this Warrant, no such amendment may be approved that would have the effect of (i) increasing the Per Share Exercise Price of this Warrant, (ii) decreasing the number of shares of Common Stock for which this Warrant is exercisable, (iii) accelerating the Termination Date; or (iv) except as permitted by the following proviso, waive any adjustment under Section 3 of this Agreement; provided, further, that the Warrant Majority may waive the application of any adjustment under Subsection 3(d) of this Agreement, however, that (x) such waiver must be given in writing prior to the date such adjustment would otherwise become effective, and (y) for purposes of determining a Warrant Majority for such purpose any holder of Warrants (and any Warrants held by such holders) participating in the transaction that would otherwise give rise to such adjustment shall be excluded from such determination. Furthermore, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, if the Company has obtained the written consent or waiver of the Holder. Any amendments approved in compliance with this Section 8 shall bind the Holder’s successors and assigns.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(c) Notice.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i) if to the Company,

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attn: President

(ii) with a copy to,

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

(iii)	if to the Holder, at the address set forth on the Company’s records,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8(c). Any notice given by means permitted by this Section 8(c) shall be deemed given at the time of receipt thereof at the address specified in this Section 8(c).

(d) Interpretation.  If any term or provision of this Warrant shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

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(e) Successors and Assigns.  Subject to the restrictions on transfer contained in Section 7 of this Agreement, this Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns.

(f) Assignment by the Company.  Neither this Warrant nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

(g) Saturdays, Sundays, Holidays.  If any date that may at any time be specified in this Warrant as a date for the taking of any action under this Warrant shall fall on Saturday, Sunday or on a day which in New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

(h) Jurisdiction; Forum.  Any dispute arising out of or relating to this Warrant shall be resolved, and all suits, actions and proceedings brought by the Company or Holder hereunder shall be brought only in, any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York. The Company waives, and upon delivery of a Notice of Election the Holder waives, any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Warrant may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

(i) Attorneys’ Fees.  In the event of any litigation or other proceeding concerning this Warrant or the transactions contemplated hereby, including any such litigation or proceeding with respect to the enforcement of this Warrant against any defaulting party, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding.

9. Registration Rights.  The Holder of this Warrant is entitled to the benefit of certain registration rights with respect to the Warrant Shares issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement by and among the Company and persons listed on Schedule I thereto (the “Registration Rights Agreement”) and the registration rights with respect to the Warrant Shares issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

10. Headings.  The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the day and year first above written.

NEPHROS, INC.

By:
Name:

Title:

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NOTICE OF EXERCISE-CASH PAYMENT

The undersigned,           , pursuant to the provisions of the foregoing Warrant, hereby elects to exercise the within Warrant to the extent of purchasing            shares of Common Stock of Nephros, Inc. thereunder and hereby makes payment of $      by certified or official bank check in payment of the exercise price therefor. The undersigned hereby confirms the representations, warranties and covenants made by it in the Warrant.

Dated:	Signature:

Address:

NOTICE OF EXERCISE-CASHLESS EXERCISE

The undersigned,           , pursuant to the provisions of the foregoing Warrant, hereby elects to exercise the within Warrant as it relates to            shares of Common Stock of Nephros, Inc. by means of a cashless exercise pursuant to Section 1(d) of the Warrant. As a result of such exercise, and based on a VWAP of $      per share, the undersigned is entitled to receive            shares of Common Stock. The undersigned hereby confirms the representations, warranties and covenants made by it in the Warrant.

Dated:	Signature:

Address:

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ASSIGNMENT

FOR VALUE RECEIVED            hereby sells, assigns and transfers unto            the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint           , attorney, to transfer said Warrant on the books of Nephros, Inc.

Dated:	Signature:

Address:

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED            hereby assigns and transfers unto            the right to purchase            shares of the Common Stock, $0.001 par value per share, of Nephros, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint           , attorney, to transfer that part of said Warrant on the books of Nephros, Inc.

Dated:	Signature:

Address:

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Exhibit F

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is dated as of September 19, 2007, by and among Nephros, Inc., a Delaware corporation (the “Company”), and the holders of the Company’s 6% Secured Convertible Notes due 2012 the (“Old Notes”) whose signatures appear on the signature page attached hereto (the “Holders”).

Recitals:

WHEREAS, each Holder purchased its Old Note from the Company pursuant to a Subscription Agreement between such Holder and the Company in June 2006 (the “2006 Subscription Agreement”);

WHEREAS, in connection with the purchase of the Old Notes, the Holders and the Company entered into a Registration Rights Agreement dated as of June 1, 2006 (the “2006 Registration Rights Agreement” and together with the 2006 Subscription Agreement and any other documents or agreements referred to therein or made a part thereof, the “2006 Transaction Documents”);

WHEREAS, the Holders currently hold the Old Notes in an aggregate principal amount plus accrued interest of $5,609,892.85 issued to the Holders on the dates and in the amounts set forth on Exhibit A attached hereto;

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to cancel the Old Notes and the Holders are willing to exchange (the “Exchange”) the Old Notes, and all accrued but unpaid interest and obligations thereon, for new Series B 10% Secured Convertible Notes due 2008 in an aggregate principal amount of $5,300,000 (the “New Notes”), in substantially the form attached hereto as Exhibit B, issued to the Holders in the amounts set forth on Exhibit C attached hereto. The New Notes are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a per share conversion price of $0.706 per share; and

WHEREAS, concurrently with the Exchange, the Company is engaging in an offering (the “Offering”) pursuant to those several Subscription Agreements (collectively, the “Subscription Agreement”), the form of which is attached hereto as Exhibit D, of up to fifteen million dollars ($15,000,000) aggregate principal amount (the “Maximum Amount”) of Series A 10% Secured Convertible Notes due 2008 (the “Purchased Notes”, a copy of which is attached to the Subscription Agreement as Exhibit A, and together with the New Notes, the “2007 Notes”) convertible into shares of the Company’s Common Stock, at a per share conversion price of $0.706, and Class D warrants for the purchase of shares of Common Stock (the “Warrants”, a copy of which is attached to the Subscription Agreement as Exhibit B) with certain other investors. The Company is offering the Purchased Notes until September 28, 2007, although the Company reserves the right, in its sole discretion, to extend the Offering period until some later date (such date, as the same may be extended, the “Expiration Date”). Pursuant to the Subscription Agreement, each person purchasing Purchased Notes in the Offering (collectively, the “Purchasers”, and together with the Holders, the “2007 Holders”) shall enter into a registration rights agreement among the Company and the Holders, in substantially the form attached hereto as Exhibit E (the “2007 Registration Rights Agreement”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties hereby agree as follows:

AGREEMENT:

1. Securities Exchange.

(a) Subject to the satisfaction of the conditions and upon the terms set forth in this Agreement and in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, each Holder agrees to deliver to the Company the Old Notes in exchange for the New

Notes and the Company agrees to issue and deliver the New Notes to the Holders in exchange for the Old Notes.

(b) The closing under this Agreement (the “Closing”) shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036 upon the satisfaction of each of the conditions set forth herein (the “Closing Date”).

(c) At the Closing, the Company shall issue the New Notes in an aggregate principal amount of $5,300,000 to the Holders in the amounts set forth on Exhibit C attached hereto and the Holders shall deliver to the Company for cancellation the Old Notes.

(d) Each Holder shall enter into the 2007 Registration Rights Agreement.

(e) Each Holder shall enter into an investor rights agreement among the Company, the Purchasers and the other parties thereto, in substantially the form attached hereto as Exhibit F (the “Investor Rights Agreement”).

(f) It is understood and agreed that this Agreement is made subject to the execution and delivery of the 2007 Registration Rights Agreement by all parties thereto and the Company’s acceptance of the Holders as “Holders” thereunder, the execution and delivery of the Subscription Agreement by all parties thereto resulting in a minimum investment made by the holders of the Purchased Notes of $10,000,000, the satisfaction of all conditions thereunder and the funding of the Purchased Notes, and the execution and delivery of the Investor Rights Agreement by all parties thereto.

(g) Upon the satisfaction of all conditions to the Exchange, any and all contracts, agreements, arrangements, and understandings arising under the 2006 Transaction Documents are hereby terminated and of no further force or effect, and no rights, duties, obligations, or liabilities arising thereunder or relating thereto shall survive this termination.

2. Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being satisfied:

(i) each of the representations and warranties of each Holder shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date;

(ii) each Holder shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by each Holder at or prior to the Closing;

(iii) at the Closing, the Company will have received, in the aggregate, not less than ten million dollars ($10,000,000) pursuant to executed acceptances of subscriptions from Purchasers in the Offering;

(iv) to the extent not already delivered, the tender of delivery at the Closing by each Holder of the items set forth in Section 2(d) of this Agreement;

(v) each Holder shall have executed and delivered this Agreement;

(vi) each Holder shall have delivered the Old Notes to the Company; and

(vii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Subscription Agreement or the 2007 Transaction Documents (as defined below).

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(b) The obligations of each Holder hereunder in connection with the Closing are subject to the following conditions being satisfied:

(i) each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that speak as of a particular date, which shall be true and correct in all material respects as of such date;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

(iii) to the extent not already delivered, the tender of delivery at the Closing by the Company of the items set forth in Section 2(c) of this Agreement;

(iv) the Company and all parties to the Subscription Agreement shall have duly executed and delivered the Subscription Agreement, the Investor Rights Agreement, and the 2007 Registration Rights Agreement, all in the forms attached hereto, and the transactions contemplated by the Subscription Agreement shall be consummated simultaneous with the Closing hereof, resulting in a minimum investment made by the holders of the Purchased Notes of $10,000,000;

(v) the holders of a majority of the outstanding Common Stock as of the Closing shall have executed and delivered to the Company written consents, in a form reasonably acceptable to each Holder (the “Stockholder Consents”), consenting to (x) the issuance of the 2007 Notes, the Common Stock and Warrants issuable upon the conversion of the 2007 Notes and the Common Stock issuable upon the exercise of the Warrants, and (y) approving an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that it is authorized to issue to 60,000,000 shares (the “Certificate of Amendment”);

(vi) (x) two individuals designated by Lambda Investors LLC (“Lambda”) (such individuals hereafter known as the “New Directors”) shall be duly elected to the board of directors of the Company (the “Board of Directors”) effective at the Closing; (y) Lambda shall have consented to the election of any new members of the Board of Directors of the Company or the Subsidiary elected in connection with the Closing; and (z) no more than four members of the Board of Directors of the Company that Lambda has requested to resign shall have submitted resignations to the Company (which resignations shall include releases in a form reasonably satisfactory to Lambda) with such resignations to become effective at the Closing;

(vii) at the Closing, the Company shall have received an extension, until October 4, 2007, to serve its opposition to the motion of the Receiver for Lancer Offshore, Inc. to enforce the Company’s settlement agreement with the Receiver and for entry of final default judgment; and

(viii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the 2007 Transaction Documents or the Subscription Agreement.

(c) At the Closing, the Company shall deliver or cause to be delivered to each Holder the following (to the extent not previously delivered):

(i) an executed signature page to this Agreement;

(ii) New Notes in the aggregate principal amount of $5,300,000, registered in the name of each Holder;

(iii) the 2007 Registration Rights Agreement duly executed by the Company and all other parties thereto other than the Holders, and the Investor Rights Agreement duly executed by the Company and all other parties thereto other than the Holders;

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(iv) a certificate, duly executed by the Chief Executive Officer of the Company, to the effect that the conditions set forth in clauses (i), (ii), (iv), (v), (vi), (vii) and (viii) of Section 2(b) have been satisfied; (v) copies of the duly executed Subscription Agreement, Stockholder Consents and resignations of directors; and

(vi) waivers from Eric A. Rose, M.D., Norman J. Barta, William J. Fox and Lawrence Centella waiving any right held by such persons pursuant to agreements entered into prior to the date hereof to have securities of the Company registered under the 2007 Registration Rights Agreement.

(d) At the Closing, each Holder shall deliver or cause to be delivered to the Company the following (to the extent not previously delivered):

(i) an executed copy of the signature page of and Exhibit G to this Agreement, the Investor Rights Agreement and the 2007 Registration Rights Agreement;

(ii) the original of the Old Note held by such Holder; and

(iii) a certificate, duly executed by a duly authorized officer, manager or member of each Holder , to the effect that the conditions set forth in clauses (i) and (ii) of Section 2(b) have been satisfied.

3. Representations and Warranties of the Company.  The Company represents and warrants to each Holder as follows, in each case as of the date hereof and in all material respects as of the date of the Closing, except for any changes resulting from the Exchange or the Offering:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage. Nephros International Limited (the “Subsidiary”) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a (x) material adverse effect on the legality, validity or enforceability of any 2007 Transaction Document (as defined below), (y) material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (z) material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any 2007 Transaction Document (as defined below) (any of (x), (y) or (z), a “Material Adverse Effect”). The Company owns all of the capital stock or other equity interests of the Subsidiary free and clear of any liens or encumbrances, other than Permitted Liens, and all of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company does not own, and never has owned, any capital stock of or equity interest in any entity other than the Subsidiary. Neither the Company nor the Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(b) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue the New Notes to be exchanged hereunder and the shares of Common Stock issuable upon conversion thereof (collectively, the “Subject Securities”). Subject to written consents of the stockholders of the Company that the Company has obtained (the “Stockholder Consents”) becoming effective, all necessary proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement, the New Notes, the 2007 Registration Rights Agreement and the Investor Rights Agreement (collectively, the “2007 Transaction Documents”). The 2007 Transaction Documents have been duly authorized by the Company and, when executed and delivered by the Company will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement

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of creditors’ rights generally. The Common Stock issuable upon conversion of the New Notes, when issued in compliance with the provisions of the 2007 Transaction Documents, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances other than any liens or encumbrances created by the respective Holder thereof. The New Notes are duly authorized, and when issued pursuant to the 2007 Transaction Documents, will be validly issued.

(c) No consent of any party to any contract, agreement, instrument, lease or license to which the Company or the Subsidiary is a party or to which any of the Company’s or the Subsidiary’s properties or assets are subject is required for the execution, delivery or performance by the Company of its obligations under any of the 2007 Transaction Documents or the issuance and sale of the Subject Securities. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of the 2007 Transaction Documents, other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the registration statement or registration statements pursuant to the 2007 Registration Rights Agreement, a Schedule 14C information statement and a Form 8-K and related press release announcing the Offering and changes in directors and officers of the Company, (ii) the notice and/or application(s) to the American Stock Exchange for the issuance and sale of the Subject Securities and the listing for trading thereon in the time and manner required thereby, (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, (iv) the Stockholder Consents, and (v) the filing with the Delaware Secretary of State of a Certificate of Amendment to increase the capitalization of the Company.

(d) Except as set forth on Schedule 3(d), the execution, delivery and performance of 2007 Transaction Documents and the issuance of the Subject Securities will not (i) violate or result in a breach of, or entitle any party (with or without the giving of notice or the passage of time or both) to terminate, amend, accelerate, cancel or call a default under any contract or agreement to which the Company or the Subsidiary is a party or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Company or the Subsidiary, other than the liens, charges or encumbrances created by the applicable Holder, (ii) conflict with, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company or the Subsidiary, or (iii) violate any law, rule, regulation, order, judgment or decree binding upon the Company or the Subsidiary or to which any of their respective operations, businesses, properties or assets are subject, except, in the case of a breach, termination, violation or default referenced in clauses (i) or (iii), would not reasonably be expected to have a Material Adverse Effect.

(e) The capitalization of the Company is as set forth on Schedule 3(e), which Schedule 3(e) shall also include the number of shares of Common Stock owned beneficially, and of record, by officers or directors of the Company or holders of 5% or more of the outstanding Common Stock, in each case as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than shares of Common Stock issued pursuant to the exercise of employee stock options under the Company’s stock option plans. No person or entity has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the 2007 Transaction Documents. Except as a result of the purchase and sale of the Subject Securities or as set forth on Schedule 3(e), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or other capital stock or securities of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or other capital stock or securities of the Company. The issuance and sale of the Subject Securities will not obligate the Company to issue shares of Common Stock or other capital stock or securities of the Company to any person or entity (other than the Holders) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or

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purchase securities. There are no stockholders agreements or voting agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(f) Except as set forth on Schedule 3(f), there are no brokerage commissions, finder’s fees or similar fees or commissions payable by the Company in connection with the transactions contemplated by the 2007 Transaction Documents or the Offering based on any agreement, arrangement or understanding with or known to the Company. The Holders will have no obligation with respect to any brokerage commissions, finder’s fees or similar fees or commissions described on Schedule 3(f).

(g) Except as disclosed on Schedule 3(g), as disclosed in the reports, schedules, forms, statements and other documents filed by the Company under the Exchange Act on or after April 10, 2007 (the “Current SEC Filings”) or as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor the Subsidiary is in violation or default of any provisions of any instrument, judgment, order, writ or decree, or any provision of any contract or agreement, to which it is a party or by which it is bound or of any provision of statute, rule or regulation of any country, state, province or other local governmental unit applicable to the Company, the Subsidiary or their respective businesses.

(h) Except as disclosed on Schedule 3(h), neither the Company nor the Subsidiary is a party to any litigation, action, suit, proceeding or investigation, and, to the knowledge of the Company, no litigation, action, suit, proceeding or investigation has been threatened against the Company or the Subsidiary. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”). Except as disclosed on Schedule 3(g) or in the Current SEC Filings, since January 1, 2007 there has been no material adverse effect on the products of the Company, the prospects of the products of the Company or the status of the regulatory approval of the products of the Company.

(i) Each of the Company and the Subsidiary has good and marketable title to its properties and assets (including without limitation those assets pledged as collateral pursuant to this Agreement) held in each case free and clear of all liens, pledges, security interests, encumbrances, attachments or charges of any kind (each a “Lien”), except for (i) Liens for taxes that are not yet due and payable, (ii) Liens that do not or are not reasonably likely to result in a Material Adverse Effect, or (iii) Liens disclosed in the Current SEC Filings or arising under the Offering (Liens described in clauses (i), (ii) and (iii) are referred to as “Permitted Liens”). Neither the Company nor the Subsidiary owns, or has ever owned, any real property. With respect to the property and assets it leases, except as would not reasonably be expected to have a Material Adverse Effect or as disclosed on Schedule 3(i), the Company is in compliance with such leases and, to the best of the Company’s knowledge, the Company holds valid leasehold interests in such property and assets free and clear of any Liens of any other party other than the lessors of such property and assets, except for Permitted Liens. The properties and assets owned and leased by the Company and the Subsidiary are sufficient to enable the Company and the Subsidiary to conduct their respective business as presently conducted.

(j) Neither the Company nor the Subsidiary has any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, or otherwise and whether due or to become due) which would be required to be reflected on a balance sheet or in the notes thereto prepared in accordance with GAAP, except for (i) those liabilities that are fully reflected or reserved against on the financial statements included in the Current SEC Filings, described in the notes to such financial statements, or expressly described elsewhere in the Current SEC Filings, including without limitation, under the headings “Management’s Discussion and Analysis or Plan of Operation” and “Controls and Procedures” in the applicable Current SEC Filings, (ii) liabilities and obligations which have been incurred since June 30, 2007 in the ordinary course of business which are not material in nature or amount, or (iii) liabilities and obligations described on Schedule 3(j).

(k) Except as disclosed in the Current SEC Filings, each of the Company and the Subsidiary owns, free and clear of all Liens, other than Permitted Liens, or is licensed or otherwise possesses legally enforceable rights to use, all patents, patent applications, trademarks, trademark applications, trade names, service marks,

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copyrights, know-how, trade secrets, inventions and similar rights necessary to permit the Company and the Subsidiary to conduct its respective business as described in the Current SEC Filings (collectively, “Intellectual Property”). To the Company’s knowledge, the Intellectual Property does not violate or infringe upon the rights of any other person or entity, and neither the Company nor the Subsidiary has received a notice (written or otherwise) claiming such infringement. To the knowledge of the Company, all Intellectual Property is enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property. The Company and the Subsidiary have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since September 20, 2004 (the reports, schedules, forms, statements and other documents filed pursuant to the Securities Act and the Exchange Act on or after September 20, 2004, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Nephros SEC Filings”). Except for the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005, each Nephros SEC Filing that is an Annual Report on Form 10-KSB, a Quarterly Report on Form 10-QSB or a Current Report on Form 8-K (other than a Current Report on Form 8-K that is required solely pursuant to Item 1.01, 1.02, 2.03, 2.04, 2.05, 2.06, 4.02(a) or 5.02(e) of Form 8-K) was filed on a timely basis or the Company received a valid extension of such time of filing and has filed such Nephros SEC Filing prior to the expiration of such extension. Except as disclosed on Schedule 3(l), as of their respective dates, the Nephros SEC Filings complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Nephros SEC Filings, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 3(l), the financial statements of the Company included in the Nephros SEC Filings complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and the Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(m) The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing. Except as disclosed in the Current SEC Filings, the Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Current SEC Filings, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control

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over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(n) No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or the Subsidiary’s employees is a member of a union that relates to such employee’s relationship with the Company, and neither the Company nor the Subsidiary is a party to a collective bargaining agreement, and the Company and the Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Current SEC Filings, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(p) The Company and the Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiary are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $7,000,000. Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(q) Except as set forth in the Current SEC Filings, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or the Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(r) Neither the Company nor any person or entity acting on its behalf has offered or sold any of the Subject Securities by any form of general solicitation or general advertising. The Company has offered the Subject Securities only to the Holders. Assuming the accuracy of each Holder’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the issuance of the Subject Securities by the Company to the Holders pursuant to this Agreement. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance of the Subject Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provision of the American Stock Exchange. Subject to the Stockholder Consents becoming effective and the filing of an additional shares listing application with the American Stock Exchange, the issuance of the Subject Securities does not contravene the rules and regulations of the American Stock Exchange.

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(s) The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Notes, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

(t) Except as disclosed on Schedule 3(t), as of the Closing, no Person will have any right to cause the Company to effect the registration under the Securities Act of any securities of the Company except pursuant to the 2007 Registration Rights Agreement.

(u) The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company’s outstanding Common Stock is listed for trading on the American Stock Exchange and, since January 1, 2007, the trading of the Company’s Common Stock on the American Stock Exchange has not been de-listed or suspended. The Company has taken no action for the purpose of de-listing the Common Stock from the American Stock Exchange or suspending the trading of the Common Stock on the American Stock Exchange. Except as described in the Current SEC Filings, the Company has not, in the 12 months preceding the date hereof, received written notice from the American Stock Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements of the American Stock Exchange or that the American Stock Exchange is considering suspending the trading of or de-listing the Company’s Common Stock from the American Stock Exchange.

(v) The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation (including without limitation Section 203 of the Delaware General Corporation Law) that is or could become applicable to the Holders as a result of the Holders and the Company fulfilling their obligations or exercising their rights under the 2007 Transaction Documents, including without limitation as a result of the Company’s issuance of the Subject Securities and the Holders’ ownership of the Subject Securities.

(w) All disclosure furnished by or on behalf of the Company in writing to the Holders regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, with respect to the representations and warranties contained herein is true and correct in all material respects with respect to such representations and warranties and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made and when made, not misleading.

(x) Based on the financial condition of the Company as of the Closing, after giving effect to the receipt by the Company of not less than ten million dollars ($10,000,000) from the Offering, and assuming (counterfactually) that all of the 2007 Notes issued as of the Closing were converted as of such date, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one

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year from the Closing. Schedule 3(x) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or the Subsidiary, or for which the Company or the Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money (other than trade accounts payable incurred in the ordinary course of business), (b) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, (c) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (d) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 3(x), neither the Company nor the Subsidiary is in default with respect to any Indebtedness.

(y) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and the Subsidiary have filed all necessary federal, state, local and foreign income, franchise, employment and other tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or the Subsidiary.

(z) Neither the Company nor the Subsidiary, nor to the knowledge of the Company, any agent or other person or entity acting on behalf of the Company or the Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or the Subsidiary (or made by any person or entity acting on behalf of the Company or the Subsidiary) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(aa) The Company’s accounting firm is Rothstein Kass & Company, P.C. To the knowledge of the Company, (i) such accounting firm is a registered public accounting firm as required by the Exchange Act, and (ii) has been engaged by the Company’s Audit Committee to conduct procedures to provide its opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-KSB for the year ending December 31, 2007.

(bb) Immediately following the Closing, no Indebtedness or other claim against the Company is senior to the New Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(cc) There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, and except as set forth on Schedule 3(cc) the Company is current with respect to any fees owed to its accountants and lawyers.

(dd) The Company acknowledges and agrees that each of the Holders is acting solely in the capacity of an arm’s length counterparty with respect to the 2007 Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the 2007 Transaction Documents and the transactions contemplated thereby and any advice given by any Holder or any of their respective representatives or agents in connection with the 2007 Transaction Documents and the transactions contemplated thereby is merely incidental to the Holders’ acquisition of the Subject Securities. The Company further represents to each Holder that the Company’s decision to enter into this Agreement and the other 2007 Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

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(ee) The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Subject Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the securities of the Company, or (iii) paid or agreed to pay to any person or entity any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the Offering.

(ff) The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(gg) In entering into this Agreement, the Company is not relying on any representations and warranties of the Holders other than those in this Agreement.

(hh) The Company acknowledges that the representations, warranties and agreements made by the Company herein shall survive the execution and delivery of this Agreement, the Closing and the issuance and conversion of the New Notes.

(ii) The Company has received the written consent from at least 50.1% of the outstanding Common Stock as of the date hereof approving the Offering in accordance with Rule 713 of the American Stock Exchange Company Guide.

4. Representations, Warranties and Covenants of the Holders.  Each of the Holders hereby makes the following representations and warranties to the Company, and covenants for the benefit of the Company, with respect solely to itself and not with respect to any other Holder:

(a) Each Holder is an Accredited Investor, as specifically indicated in Exhibit F to this Agreement, which is being delivered to the Company herewith.

(b) If a natural person, such Holder is: a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as such Holder’s home address; at least twenty-one (21) years of age; and legally competent to execute the 2007 Transaction Documents. If an entity, such Holder has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement, the individual signing on behalf of such Holder is duly authorized to execute the 2007 Transaction Documents.

(c) When executed and delivered by each Holder, each of the 2007 Transaction Documents to which the Holders are parties will constitute the legal, valid and binding obligation of the Holders, enforceable against the Holders in accordance with its terms except as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally.

(d) Neither the execution, delivery nor performance of the 2007 Transaction Documents by each Holder violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of such Holder’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any

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note, indenture, lease, license or other agreement to which such Holder is a party or by which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to such Holder or its assets or properties. If such Holder is not a natural person, the execution, delivery and performance by such Holder of the 2007 Transaction Documents, have been duly authorized by all necessary corporate or other action on behalf of such Holder and such execution, delivery and performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of such Holder.

(e) Each Holder has received from the Company, or has been directed to, all materials which have been requested by such Holder and the Nephros SEC Filings. Each Holder has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of such Holder all inquiries that such Holder or such Holder’s representatives have put to it.

(f) Each Holder or such Holder’s purchaser representative has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be capable of evaluating the merits and risks of an investment in the Subject Securities. Each Holder can afford to bear such risks, including, without limitation, the risk of losing its entire investment.

(g) Each Holder acknowledges that no liquid market for the New Notes presently exists and none may develop in the future and that such Holder may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

(h) Each Holder has been advised by the Company and understands that none of the Subject Securities have been registered under the Securities Act, that the Subject Securities are being offered and issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, Regulation D promulgated thereunder or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any United States Federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by such Holder in this Agreement.

(i) Each Holder will acquire the Subject Securities for such Holder’s own account (or, if such individual is married, for the joint account of such Holder and such Holder’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, in each case in violation of applicable securities laws, and has no present intention of distributing or selling to others any of such Subject Securities or granting any participation therein, in each case in violation of applicable securities laws.

(j) In entering into this Agreement and acquiring the New Notes, such Holder is not relying on any representations and warranties of the Company other than those in this Agreement.

(k) Each Holder acknowledges that the representations, warranties and agreements made by such Holder herein shall survive the execution and delivery of this Agreement, the Closing and the purchase and conversion of the New Notes.

(l) Except as set forth on the signature page hereto, such Holder has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

(m) Such Holder is not entering into this Agreement or acquiring New Notes as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than a representative of the Company with whom such Holder had a pre-existing relationship.

(n) Each Holder is not with respect to such Holder’s acquisition of New Notes a person or entity (a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this

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Agreement, whether such prohibition arises under United States law, regulation or executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit their interactions to types approved by OFAC “Specially Designated Nationals and Blocked Persons”). Neither such Holder nor any Person who owns an interest in such Holder (collectively, a “Holder Party”) is a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. Section 5312, as amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation or executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons).

(o) To the actual knowledge of each Holder, neither such Holder nor any Holder Party, nor any Person providing funds to such Holder: (i) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined in this Section 4(p)); (ii) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws. For purposes of this Section 4(p), the term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (i) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (ii) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (iii) require identification and documentation of the parties with whom a Financial Institution conducts business; or (iv) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. seq. (the “Bank Secrecy Act”), the Trading with the Enemy Act, 50 U.S.C. Appendix, the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(p) Each Holder is in compliance in all material respects with any and all applicable provisions of the Patriot Act, including, without limitation, amendments to the Bank Secrecy Act. If a Holder is a Financial Institution, it has established and is in compliance in all material respects with all procedures, if any, required by the Patriot Act and the Bank Secrecy Act.

(q) Each Holder represents and warrants that, since July 15, 2007, such Holder has not engaged in any short sale of any equity security of the Company.

5. Covenants of the Company.

(a) Except for the 2007 Notes, without the prior written consent of the Secured Party (as defined in Section 8 herein), the Company shall not create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for any Indebtedness while the 2007 Notes are outstanding. In addition, so long as the 2007 Notes are outstanding, without the prior written consent of the 2007 Notes Majority Holders (as defined in section 7(b) hereof) the Company shall not and shall not permit the Subsidiary to:

(i) sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any Collateral (as defined in the Form of Note) other than the sale of inventory in the ordinary course of business and the sale or other disposition of worn out or obsolete assets not necessary for the conduct of its business;

(ii) grant any Lien upon or with respect to any Collateral (as defined in the Form of Note) or create or suffer to exist any Lien upon or with respect to any Collateral (as defined in the Form of Note) other than a Permitted Lien;

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(iii) declare, set aside, or pay any dividends on, make any other distributions in respect of, redeem or otherwise repurchase any of its capital stock or other securities, other than dividends and distributions by the Subsidiary to the Company, or redeem or repurchase any of its capital stock or other securities;

(iv) split, combine or reclassify any of its capital stock;

(v) adopt or amend any employee benefit plan;

(vi) except with respect to the compensation of Norman J. Barta, grant, award or enter into any compensation (including stock options or other awards under existing benefit plans) or change of control arrangement with any employee or director of the Company or the Subsidiary or amend the terms of employment or compensation of any employee or director of the Company or the Subsidiary; or

(vii) increase the size of the Board of Directors of the Company or the Subsidiary or, except with respect to the New Directors, appoint any new members to the Board of Directors of the Company or the Subsidiary.

(b) No later than fifteen (15) business days from the Closing date, the Company will file a preliminary Schedule 14C information statement (the “Preliminary Schedule 14C”) with the Commission. The Company agrees to respond to the initial and any subsequent Commission comments relating to the Preliminary Schedule 14C as soon as practicable after receipt of such comments and to use commercially reasonable efforts to address all of such Commission comments. The Company agrees to file a definitive Schedule 14C information statement with the Commission no later than the second business day after receiving confirmation that the Commission has no further comments on the Preliminary Schedule 14C.

(c) Upon the terms and subject to the conditions hereof, the Company shall use its commercially reasonable best efforts to take, or cause to be taken, all appropriate actions and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including, without limitation, to cause the conditions in clauses (i), (ii), (iv), (v), (vi), (vii) and (viii) of Section 2(b) to be satisfied) and to cooperate with each Holder in connection with the foregoing.

(d) As long as any Holder owns Subject Securities and the Company is required to file reports pursuant to the Exchange Act, the Company covenants to use commercially reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Holder owns Subject Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) such information as is required for the Holders to sell the Subject Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Subject Securities may reasonably request, to the extent required from time to time to enable such holder to sell such Subject Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

(e) The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Subject Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the American Stock Exchange.

(f) Other than in the case of a Form 8-K and any exhibits thereto, including any press releases included therein, required to be filed with the Commission by the Company, neither the Company nor any Holder shall issue any press release or otherwise make any public statement concerning the transactions contemplated by the 2007 Transaction Documents and Subscription Agreement without the prior consent of the Company, with respect to any press release of any Holder, or without the prior consent of each Holder, with respect to any press release of the Company or otherwise authorized by the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

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(g) No claim will be made or enforced by the Company or, with the consent of the Company, any other person or entity, that any Holder is an “acquiring person” or “interested stockholder” under any control share acquisition, business combination, shareholder rights plan (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by or applicable to the Company (including without limitation Section 203 of the Delaware General Corporation Law), or that any Holder could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Subject Securities under this Agreement, the 2007 Transaction Documents or under any other agreement between the Company and the Holders.

(h) Except as set forth on Schedule 5(g) to the Subscription Agreement, the Company shall use the net proceeds from the sale of the Subject Securities for working capital purposes and shall not use such proceeds for the payment of any dividends or distributions or the redemption or repurchase of any Common Stock or other securities of the Company.

(i) Promptly after the Stockholder Consents become effective, the Company shall file the Certificate of Amendment with the Secretary of State of the State of Delaware. Thereafter, the Company shall maintain a reserve from its duly authorized shares of Common Stock, free of all preemptive or preferential rights, for issuance pursuant to the 2007 Transaction Documents in such amount as may be required to fulfill its obligations in full under the 2007 Transaction Documents. Promptly following the conversion of the Notes, the Company shall: (i) in the time and manner required by the American Stock Exchange (or any subsequent trading market which is the principal trading market on which the Common Stock is listed or quoted, as applicable, the “Trading Market”), prepare and file with the Trading Market an additional shares listing application covering a number of shares of Common Stock equal to the number of shares of Common Stock issued upon the Conversion of the Notes and issuable upon the exercise of the Warrants, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to the Purchasers evidence of such listing, and (iv) maintain the listing of such Common Stock on such Trading Market or another Trading Market.

(j) From the date hereof until 90 days after the date on which a registration statement is declared effective pursuant to the 2007 Registration Rights Agreement (the “Effective Date”), neither the Company nor the Subsidiary shall issue shares of Common Stock, any other capital stock or equity securities of the Company or the Subsidiary, or any securities convertible into or exercisable for Common Stock, capital stock or equity securities of the Company or the Subsidiary (collectively, “Equity Securities”); provided, however, the 90 day period set forth in this Section 5(j) shall be extended for the number of days during such period in which (i) trading in the Common Stock is suspended by the Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Holders for the resale of Common Stock. This Section 5(j) shall not apply to any “Exempt Issuance” as such term is defined in the Warrant.

(k) From the Effective Date until the Cessation Date (as defined below), the Company will not, directly or indirectly, effect any sale, issuance or exchange of any Equity Securities (a “Subsequent Placement”) unless the Company shall have first complied with this Section 5(k).

(i) The Company shall deliver to each 2007 Holder a written notice (the “Offer”) of any proposed or intended sale, issuance or exchange of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be sold, issued or exchanged, and the number or amount of the Offered Securities to be sold, issued or exchanged, (y) identify the persons or entities to which or with which the Offered Securities are to be offered, sold, issued or exchanged, and (z) offer to sell and issue to or exchange with each 2007 Holder (A) a pro rata portion of the Offered Securities based on such 2007 Holder’s pro rata portion of the aggregate principal amount of the 2007 Notes purchased or received by such 2007 Holder (the “Basic Amount”), and (B) with respect to each 2007 Holder that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other 2007 Holders as such 2007 Holder shall indicate it will purchase or acquire should the other 2007 Holders subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

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(ii) To accept an Offer, in whole or in part, a 2007 Holder must deliver a written notice to the Company prior to the end of the 10 trading day period following receipt of the Offer, setting forth the portion of the 2007 Holder’s Basic Amount that such 2007 Holder elects to purchase and, if such 2007 Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such 2007 Holder elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all 2007 Holders are less than the total of all of the Basic Amounts, then each 2007 Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each 2007 Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such 2007 Holder bears to the total Basic Amounts of all 2007 Holders that have subscribed for Undersubscription Amounts.

(iii) The Company shall have 10 trading days from the expiration of the period set forth in Section 5(k)(ii) above to sell, issue or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the 2007 Holders (the “Refused Securities”), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates), taken as a whole, that are not more favorable to the acquiring persons or entities or less favorable to the Company than those set forth in the Offer.

(iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(j)(iii) above), then each 2007 Holder may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the 2007 Holder elected to purchase pursuant to Section 5(k)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to 2007 Holders pursuant to Section 5(k)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any 2007 Holder so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the 2007 Holders in accordance with Section 5(k)(i) above.

(v) Upon the closing of the sale, issuance or exchange of all or less than all of the Refused Securities, the 2007 Holders shall acquire from the Company, and the Company shall issue to the 2007 Holders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(k)(iv) above if the 2007 Holders have so elected, upon the terms and conditions specified in the Offer. The purchase by the 2007 Holders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the 2007 Holders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the 2007 Holders, the Company and their respective counsel. Notwithstanding anything to the contrary contained in this Agreement, if the Company does not consummate the closing of the sale, issuance or exchange of all or less than all of the Refused Securities within 7 trading days after the expiration of the period set forth in Section 5(k)(ii), the Company shall issue to the 2007 Holders the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(j)(iv) above if the 2007 Holders have so elected (which, in this case may be reduced to zero), upon the terms and conditions specified in the Offer.

(vi) The Company and the 2007 Holders agree that if any 2007 Holder elects to participate in the Offer, any registration rights set forth in the agreement regarding the Subsequent Placement with respect to such Offer or any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall not entitle the purchasers of any Offered Securities issued in such Subsequent

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Placement to participate in any registration statement filed under the Registration Rights Agreement and shall not obligate the Company to file a registration statement with respect to such Offered Securities unless one or more registration statements covering all shares of Common Stock issued or issuable upon the conversion of the 2007 Notes or the exercise of the Warrants are then effective. The Subsequent Placement Documents shall not include any term or provision whereby any 2007 Holder shall be required to agree to any restrictions in trading as to any securities of the Company owned by such 2007 Holder prior to such Subsequent Placement if the 2007 Holders purchase all of the Offered Securities, and, in all other cases, such restrictions shall apply only to 2007 Holders who participate in the Subsequent Placement and the period of such restrictions shall not exceed ninety (90) days after the closing of the Subsequent Placement.

(vii) Notwithstanding anything to the contrary in this Section 5(k) and unless otherwise agreed to by the 2007 Notes Majority Holders (as defined in section 7(b) hereof), the Company shall either confirm in writing to the 2007 Holders that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the 2007 Holders will not be in possession of material non-public information as a result of having information concerning the proposed Subsequent Placement, by the seventeenth (17th) trading day following delivery of the Offer. If by the seventeenth (17th) trading day following delivery of the Offer no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the 2007 Holders, such transaction shall be deemed to have been abandoned and the 2007 Holders shall not be deemed to be in possession of any material, non-public information with respect to the Company as a result of having information concerning the proposed Subsequent Placement. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each 2007 Holder with another Offer Notice and each 2007 Holder will again have the right of participation set forth in this Section 5(k). The Company shall not be permitted to deliver more than one such Offer to the 2007 Holders in any 60 day period.

(viii) Any Offered Securities not acquired by the 2007 Holders or the offerees in accordance with Section 5(k)(iii) above may not be issued, sold or exchanged until they are again offered to the 2007 Holders under the procedures specified in this Agreement.

(ix) This Section 5(k) shall not apply to any “Exempt Issuance” as such term is defined in the Form of Warrant.

(x) For purposes of this Agreement, the term “Cessation Date” shall mean the first day on which the Purchasers (including transferees treated as Purchasers pursuant to Section 11(c) of the Subscription Agreement) no longer hold: (x) prior to the conversion of the Purchased Notes, Notes representing at least 25% of the aggregate principal amount of all Purchased Notes issued in the Offering, and (y) after the conversion of the Purchased Notes, (A) if the Per Share Exercise Price (as such term is defined in the Warrants) is greater than the closing price of the Common Stock last reported by the Trading Market prior to such day, shares of Common Stock representing at least 25% of the aggregate shares of Common Stock issued upon the conversion of the Purchased Notes or previously issued upon the exercise of any Warrants, or (B) if the Per Share Exercise Price is less than the closing price of the Common Stock last reported by the Trading Market prior to such day, shares of Common Stock representing at least 25% of the aggregate shares of Common Stock issued upon the conversion of the Purchased Notes, previously issued upon the exercise of any Warrants, or issuable upon the future exercise of any Warrants (treating the Purchasers as holding any shares of Common Stock that would be issuable upon the exercise of any Warrants then held by Purchasers).

(l) The Company acknowledges and agrees that each Holder may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Subject Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, each Holder may transfer pledged or secured

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Subject Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At each Holder ’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Subject Securities may reasonably request in connection with a pledge or transfer of the Subject Securities, including, if the Subject Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

(m) Prior to the Automatic Conversion Date (as defined in the Form of New Note), the Company will not enter into any agreement for additional financing through equity or equity-linked securities on terms that are materially different or more beneficial to the purchasers of such equity or equity linked securities than those contained in the Subscription Agreement and all exhibits thereto without the prior consent of the 2007 Notes Majority Holders (as defined in section 7(b) hereof).

(n) From the date hereof until such time as no Holder holds any of the Subject Securities, the Company will, at its own expense, maintain insurance (including, without limitation, commercial general liability and property insurance, and directors and officers liability insurance, including such directors and officers liability insurance in respect of acts or omissions occurring prior to the Closing covering each such person serving as an officer or director of the Company immediately prior to the Closing to the extent that such coverage is in place as of the Closing) in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy, scope and with comparable insurance companies as the insurance in place as of the date of this Agreement; provided, if the Closing shall not have occurred prior to September 21, 2007 the directors and officers liability coverage may be reduced to $7,000,000.

(o) Except with respect to the material terms and conditions of the transactions contemplated by the 2007 Transaction Documents and the Subscription Agreement, the Company covenants and agrees that neither it nor any other person or entity acting on its behalf will, following the Closing, provide any Holder or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Holder shall have executed a written agreement (which may be in the form of an e-mail or other electronic confirmation) regarding the confidentiality and use of such information. The Company understands and confirms that each Holder shall be relying on the foregoing representations in effecting transactions in securities of the Company.

(p) From the date hereof until such time as no Holder holds any of the Subject Securities, the Company shall not effect or enter into an agreement to effect any financing involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company issues or sells (i) any Equity Securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such Equity Security, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Equity Security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price.

(q) Notwithstanding Section 6(b), the Company agrees to issue or reissue certificates of Common Stock without a legend if at such time, prior to making any transfer of any Common Stock, each Holder shall give written notice to the Company making such request and: (i) a registration statement covering the resale of such Common Stock is effective under the Securities Act, or (ii) each Holder provides the Company or its counsel with reasonable assurances that such security can be sold pursuant to Rule 144 promulgated under the

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Securities Act or any successor or replacement rule (as applicable, “Rule 144”) (which may include an opinion of counsel provided by the Company), or (iii) each Holder provides the Company or its counsel with reasonable assurances that such security can be sold pursuant to section (k) of Rule 144 (or a corresponding successor or replacement section, as applicable, “Rule 144(k)”), or (iv) the Company has received other evidence reasonably satisfactory to the Company that such legend is not required under applicable requirements of the Securities Act and state securities laws (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to its transfer agent, after each Holder has provided the Company’s counsel with all necessary documentation required by such counsel to issue such an opinion, if such legal opinion is required by the transfer agent to effect the removal of the legend hereunder. If all or any portion of a 2007 Note is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Common Stock issued upon such conversion or exercise, or if such shares of Common Stock may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then certificates representing such shares of Common Stock shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 5(q) and each Holder has complied with this Section 5(q), it will, no later than three trading days following the delivery by each Holder to the Company or the transfer agent of a certificate representing shares of Common Stock issued with a restrictive legend, deliver or cause to be delivered to each Holder a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section 5(q). Certificates for shares of Common Stock subject to legend removal hereunder shall, at the direction of each Holder, be transmitted by the transfer agent of the Company to each Holder by crediting the account of each Holder’s prime broker with the Depository Trust Company System.

(r) At all times until the Investor Rights Agreement has terminated in accordance with its terms (the “Designation Period”), the Company will cause two individuals designated by Lambda (the individuals whom Lambda has so designated from time to time are referred to herein as the “Lambda Designees”) to be members of the Board of Directors of the Company except to the extent that (i) Lambda otherwise consents in writing, or (ii) a member of the Board of Directors originally designated by Lambda resigns and Lambda has not yet designated a successor. Without limiting the generality of the foregoing, during the Designation Period the Company will cause the Lambda Designees to be elected or nominated to the Board of Directors, to promptly remove any Lambda Designee from the Board of Directors upon the written direction of Lambda, and to promptly elect or appoint any successor designated by Lambda having reasonably appropriate business experience and background to fill any vacancy caused by any Lambda Designee ceasing to be a member of the Board of Directors for any reason.

6. Covenants of the Holders.

(a) Each Holder agrees that no sale, assignment or transfer of any of the Subject Securities acquired by such Holder shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Subject Securities is registered under the Securities Act, it being understood that the Subject Securities are not currently registered for sale and that the Company has no obligation or intention to so register the Subject Securities, except as provided by the 2007 Registration Rights Agreement; (ii) the Subject Securities are sold, assigned or transferred in accordance with all the requirements and limitations of an exemption from registration under the Securities Act. Without limiting the generality of the foregoing, each Holder agrees that following the removal of the restrictive legend from certificates representing Common Stock, such Holder will sell any such Common Stock pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if shares of Common Stock are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

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(b) Each Holder agrees to the imprinting, so long as is required by Section 6(b)(i), of a legend on any of the Securities in the following or a substantially similar form and such other legends as may be required by state blue sky laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(c) Each Holder hereby agrees that from the date hereof and continuing until such Holder no longer owns any Subject Securities, such Holder shall not, without the prior written consent of the Company, directly or indirectly, through related parties, affiliates or otherwise, (i) sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company or (ii) otherwise engage in any transaction which involves hedging of such Holder’s position in any equity security of the Company, provided, however, that it shall not be a violation of this Section 6(b)(i), if such Holder places a sell order for shares of Common Stock underlying the New Notes at or following the time of conversion of such New Notes, relies on the Company to deliver such Common Stock in accordance with the Form of New Note, and completes the sale of such Common Stock before the Company delivers the Common Stock to such Holder.

(d) Upon the terms and subject to the conditions hereof, each Holder shall use its reasonable best efforts to take, or cause to be taken, all appropriate actions and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including, without limitation, to cause the conditions in paragraphs (a), (b) and (c) of Section 5 to be satisfied) and to cooperate with the Company in connection with the foregoing.

(e) After the Closing, upon the request of the Company each Holder shall provide to the Company such additional information and documentation concerning such Holder’s legal or beneficial ownership, policies, procedures and sources of funds as is reasonably necessary to enable the Company to comply with Anti-Money Laundering Laws now in existence or hereafter enacted or amended.

7. Indemnification.

(a) General.  The Company shall indemnify and hold harmless each Holder and each officer, director, partner, employee, agent and controlling person of each Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), past, present or future (each, an “Indemnified Party”), from and against any and all claims, losses, damages, liabilities, judgments, fines, penalties, charges, costs, and expense, including reasonable attorneys fees and disbursements including those incurred in enforcing this Section 7(a) (collectively, “Losses”), due to or arising out of (i) a breach of any representation, warranty, covenant or agreement by the Company in this Agreement or any other 2007 Transaction Document, or (ii) a claim against any Holder by a third party based on the transactions contemplated by the 2007 Transaction Documents (other than a claim based on a breach by each Holder of any representation, warranty or covenant of each Holder in the 2007 Transaction Documents to which it is a party). No knowledge by any Holder of any breach or inaccuracy of any representation, warranty, covenant or agreement by the Company in this Agreement shall impair, limit, release or otherwise impair any rights of any Holder pursuant to this Section 7.

(b) Limitation on Indemnification.  The maximum amount payable by the Company to all Indemnified Parties in respect of claims made for indemnification under Section 7(a) shall not exceed, in the aggregate, the aggregate amount of the New Note(s) received by such Holder in the Exchange plus the Indemnified Parties’ reasonable out-of-pocket expenses incurred in connection with (i) the 2007 Transaction Documents and the transactions contemplated thereby, (ii) enforcing its rights under Section 7(a) and (iii) defending itself against any claim related to the 2007 Transaction Documents or the transactions contemplated thereby. No Indemnified Party shall be entitled to bring a claim with respect to Losses due to or arising out of a breach by the

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Company of any representation or warranty contained in Sections 3(e) through (ii) (including a claim permitted by clause (i) or (ii) of Section 7(c)) unless such claim is brought by, or the bringing of such claim is consented to in writing by, the 2007 Notes Majority Holders. For purposes of this Section 7(b), the “2007 Notes Majority Holders” shall be (x) prior to the conversion of the 2007 Notes, holders of 2007 Notes having a principal amount greater than fifty percent (50%) of the principal amount of all 2007 Notes then outstanding, and (y) after the conversion of the 2007 Notes, the holders of a majority of the shares of Common Stock that were issued upon the conversion of the 2007 Notes or were issued or are issuable upon the exercise of the Warrants (excluding from such analysis any shares of Common Stock that have been sold pursuant to an effective registration statement or Rule 144 and the holders thereof). Once a claim has been brought or approved by the 2007 Notes Majority Holders, each Indemnified Party may continue to prosecute such claim even if the persons or entities bringing or approving such claim subsequently cease to constitute the 2007 Notes Majority Holders.

(c) Sole Remedy.  The parties hereto agree and acknowledge that subsequent to the Closing, the indemnification rights provided in this Section 7 shall be the exclusive remedy of the each party hereto against the Company, for breaches of the representations and warranties contained in this Agreement except with respect to (i) claims involving fraud or a knowing breach of the representations and warranties or (ii) any equitable relief to which any party may be entitled, including without limitation, rescission.

(d) Notice.  With respect to any Loss related to a claim by a third party, an Indemnified Party shall give written notice thereof to the Company (in such capacity, the “Indemnifying Party”) promptly after receipt of any written claim by such third party and in any event not later than twenty (20) business days after receipt of any such written claim (or not later than ten (10) business days after the receipt of any such written claim in the event such written claim is in the form of a formal complaint filed with a court of competent jurisdiction and served on the Indemnified Party), specifying in reasonable detail the amount, nature and source of the claim, and including therewith copies of any notices or other documents received from third parties with respect to such claim; provided, however, that failure to give such notice shall not limit the right of an Indemnified Party to recover indemnity or reimbursement except to the extent that the Indemnifying Party suffers any prejudice or harm with respect to such claim as a result of such failure. The Indemnified Party shall also provide the Indemnifying Party with such further information concerning any such claims as the Indemnifying Party may reasonably request by written notice.

(e) Payment of Losses.  Within thirty (30) calendar days after receiving notice of a claim for indemnification or reimbursement, the Indemnifying Party shall, by written notice to the Indemnified Party, either (i) concede or deny liability for the claim in whole or in part, or (ii) in the case of a claim asserted by a third party, advise that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved. If the Indemnifying Party concedes liability in whole or in part, it shall, within twenty (20) business days of such concession, pay the amount of the claim to the Indemnified Party to the extent of the liability conceded. Any such payment shall be made in immediately available funds equal to the amount of such claim so payable. If the Indemnifying Party denies liability in whole or in part or advises that the matters set forth in the notice are, or will be, subject to contest or legal proceedings not yet finally resolved, then the Indemnifying Party shall make no payment (except for the amount of any conceded liability payable as set forth above) until the matter is resolved in accordance with this Agreement.

(f) Defense of Claims.  In the case of any third party claim, if within 20 days after receiving the notice described in the preceding Section 7(d), the Indemnifying Party (i) gives written notice to the Indemnified Party stating that the Indemnifying Party would be liable under the provisions hereof for indemnity in the amount of such claim if such claim were valid and that the Indemnifying Party disputes and intends to defend against such claim, liability or expense at the Indemnifying Party’s own cost and expense, and (ii) provides assurance reasonably acceptable to such Indemnified Party that such indemnification will be paid fully and promptly if required and such Indemnified Party will not incur cost or expense during the proceeding, then the Indemnifying Party shall be entitled to assume the defense of such claim and to choose counsel for the defense (subject to the consent of such Indemnified Party which consent shall not be unreasonably withheld) and such Indemnified Party shall not be required to make any payment with respect to such claim, liability or expense as long as the Indemnifying Party is conducting a good faith and diligent defense at its own expense; provided,

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however, that the assumption of the defense of any such matters by the Indemnifying Party shall relate solely to the claim, liability or expense that is subject or potentially subject to indemnification. If the Indemnifying Party assumes such defense in accordance with the preceding sentence, it shall have the right to settle indemnifiable matters related to claims by third parties where (x) the only obligation of the Indemnified Party and Indemnifying Party in connection with such settlement is the payment of money damages and such money damages are satisfied in full by the Indemnifying Party, and (ii) the settlement includes a complete release of the relevant Indemnified Party or Parties. Any other settlement of a claim for which the Indemnifying Party has assumed the defense shall require the prior written consent of the relevant Indemnified Party or Parties, which consent shall not be unreasonably withheld. No Indemnified Party shall settle any claim with respect to which the Indemnifying Party has assumed the defense, without the prior written consent of the Indemnifying Party. The Indemnifying Party shall keep such Indemnified Party apprised of the status of the claim, liability or expense and any resulting suit, proceeding or enforcement action, shall furnish such Indemnified Party with all documents and information that such Indemnified Party shall reasonably request and shall consult with such Indemnified Party prior to acting on major matters, including settlement discussions. Notwithstanding anything herein stated, such Indemnified Party shall at all times have the right to participate in, but not control, such defense at its own expense directly or through counsel; provided, however, if the named parties to the action or proceeding include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the reasonable expense of separate counsel for such Indemnified Party shall be paid by the Indemnifying Party provided that such Indemnifying Party shall be obligated to pay for only one such counsel. If no such notice of intent to dispute and defend is given by the Indemnifying Party, or if such diligent good faith defense is not being or ceases to be conducted, such Indemnified Party may undertake the defense of (with counsel selected by such Indemnified Party, which selection shall require the consent of the Indemnifying Party, which consent shall not be unreasonably withheld, and paid by the Indemnifying Party), and shall have the right to compromise or settle, such claim, liability or expense (exercising reasonable business judgment) with the consent of the Indemnifying Party, which consent shall not be unreasonably withheld. Such Indemnified Party shall make available all information and assistance that the Indemnifying Party may reasonably request and shall cooperate with the Indemnifying Party in such defense.

8. Creation of Security Interest.

(a) Grant of Security Interest.  The Company hereby confirms that it has granted and pledged to Lambda (the “Secured Party”) a continuing security interest in the Collateral (as defined in the Form of New Note) in order to secure prompt payment of the principal of, interest on and all other amounts due and payable under the 2007 Notes (collectively, the “Obligations”). Such security interest will automatically terminate upon the (i) earlier of the payment of principal and interest on the 2007 Notes; (ii) such time as the Company designates sufficient funds (which may be proceeds from the sale of Collateral) for the payment of the 2007 Notes and (iii) the Automatic Conversion Date (as defined in the Form of New Note) (the “Security Interest Termination Date”).

(b) Designation of Secured Party as Agent.  Each Holder hereby irrevocably designates the Secured Party to act as Secured Party on such Holder’s behalf. Each Holder hereby irrevocably authorizes, and each holder of any Subject Securities, by such holder’s acceptance of such Subject Securities, shall be deemed irrevocably to authorize, the Secured Party to take such action on its behalf under the provisions of this Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to, or required of, the Secured Party by the terms hereof or thereof and such other powers as are reasonably incidental thereto. Each Holder, on behalf of itself and future holders of the Subject Securities issued to such Holder, hereby authorizes and directs the Secured Party, from time to time in the Secured Party’s discretion, to take any action and promptly to execute and deliver on such Holder’s behalf any document or instrument that the Company may reasonably request to effect, confirm or evidence the provisions of this Section 8, the occurrence of the Security Interest Termination Date, any subordination agreement, or otherwise. Pursuant to Section 9-509(d) of the Uniform Commercial Code as in effect on the date hereof in the State of New York, the Secured Party hereby authorizes the Company to file a termination statement upon the occurrence of the Security Interest

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Termination Date; the Secured Party agrees to provide any further authorizations of such filing if requested by the Company. In no event shall the Secured Party have any liability or other obligation to the Company or any Holder whatsoever as a result of any act or omission taken or failed to be taken in its capacity as the Secured Party, and the Company and each Holder hereby irrevocably release the Secured Party from any and all such liabilities or other obligations.

(c) Delivery of Additional Documentation Required.  The Company shall from time to time execute and deliver to Secured Party, at the request of Secured Party, all financing statements and other documents that Secured Party may reasonably request and take any action that Secured Party may reasonably request to perfect and continue perfected Secured Party’s security interests in the Collateral. Without limiting the generality of the foregoing, the Company shall, upon the Secured Party’s written request, duly execute and deliver any (i) assignment for security with respect to Intellectual Property in a form reasonably requested by the Secured Party, and (ii) any account control agreement with respect to any account holding Collateral in a form reasonably requested by the Secured Party. Notwithstanding the foregoing, the Company need not deliver possession or control of any Collateral to the Secured Party or take any action to perfect the security interest granted hereby other than the filing of financing statements under the Uniform Commercial Code, the delivery and filing of any assignments for security with respect to Intellectual Property and the entry into account control agreements with respect to accounts holding Collateral. The Secured Party may, at any time and from time to time, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Company or words of similar effect.

(d) Remedies of Secured Party.  If any Event of Default as defined in the New Notes shall have occurred and be continuing, the Secured Party may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the holders of the 2007 Notes, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of its respective Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is reasonably convenient to both parties, and the Secured Party may enter into and occupy any premises owned or leased by the Company where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Secured Party’s rights and remedies hereunder or under law, without obligation to the Company in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable. The Company agrees that, to the extent notice of sale or any other disposition of its respective Collateral shall be required by law, at least 10 days’ notice to the Company of the time and place of any public sale or the time after which any private sale or other disposition of its Collateral is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims against the Secured Party and the holders of the 2007 Notes arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that the Company may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. The Company hereby acknowledges that (x) any such sale

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of the Collateral by the Secured Party shall be made without warranty, (y) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, and (z) such actions set forth in clauses (x) and (y) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing, (A) upon written notice to the Company from the Secured Party after and during the continuance of an Event of Default, the Company shall cease any use of the Intellectual Property for any purpose described in such notice; (B) the Secured Party may, at any time and from time to time after and during the continuance of an Event of Default, upon 10 days’ prior notice to the Company, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (C) the Secured Party may, at any time, pursuant to the authority granted in Section 8 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of the Company, one or more instruments of assignment of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(e) Benefits to Holders of 2007 Notes.  The rights of the Secured Party are for the ratable benefit of the holders of the 2007 Notes (including the Secured Party). Any proceeds or other Collateral received or recovered by the Secured Party in its capacity as such shall, in the sole discretion of the Secured Party, either (i) be held (or sold, liquidated or otherwise converted into another form of proceeds or other Collateral that is held) by the Secured Party for the ratable benefit of the holders of the 2007 Notes, as collateral security for the Obligations (whether matured or unmatured), (ii) after and during the continuance of an Event of Default, be retained by the Secured Party to reimburse the Secured Party for its reasonable costs and expenses, including attorneys fees and disbursements, incurred in serving as the Secured Party, and/or (iii) after and during the continuance of an Event of Default, be distributed to the holders of the 2007 Notes on a pro rata basis based on the respective amounts then due and owing to the respective holders of the 2007 Notes. After and during the continuance of an Event of Default, the Secured Party shall distribute any cash Collateral then held by the Secured Party in accordance with clause (iii) of the proceeding sentence to the extent that such cash Collateral exceeds the costs or expenses described in clause (ii) of the preceding sentence that have already been incurred or are reasonably expected by the Secured Party to be incurred unless the Secured Party has determined, upon the advice of counsel, that it is not entitled to distribute such cash Collateral at such time, in which case the Secured Party shall make such distributions as soon as practicable after the Secured Party determines that it is entitled to distribute such cash Collateral.

9. Confidentiality.  Each Holder acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to such Holder and identified as confidential has been and is provided on a confidential basis pursuant to a confidentiality agreement between such Holder and the Company.

10. Expenses.  The Company shall pay, in connection with the preparation, execution and delivery of this Agreement, the other 2007 Transaction Documents and the consummation of the transactions contemplated hereby and thereby, all reasonable fees and out of pocket expenses incurred by the Holders in connection with the Exchange up to an aggregate maximum amount of $10,000, whether or not the transactions contemplated by the 2007 Transaction Documents are consummated.

11. Miscellaneous.

(a) This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to each Holder’s Exchange of Old Notes for New Notes with the Company, supersedes all existing agreements among them concerning such subject matter, and, subject to paragraph (h) below, may be modified, and the provisions hereof may be waived, only by a written instrument duly executed by the party to be charged; provided, however, the obligations of the Company under Sections 5(b), (f), (h), (j), (k), (n) and (p) may be amended or waived following the Closing by the 2007 Notes Majority Holders; provided, further, that any amendment or waiver to any such Sections by the 2007 Notes Majority Holders must apply to the corresponding Sections of all of the subscription agreements entered into by the Company in connection with the Offering.

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(b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i) if to the Company,

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attn: President

(ii) with a copy to,

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

(ii) if to a Holder, at the address set forth on the signature page hereof, with a copy to,

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038
Attention: Kristopher M. Hansen, Esq.

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11(b). Any notice given by means permitted by this Section 11(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 11(b).

(c) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Holder or, after the Closing, the 2007 Majority Holders. Each Holder may assign any or all of its rights under this Agreement to any person or entity to whom such Holder assigns or transfers any Subject Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Subject Securities, by the provisions of the 2007 Transaction Documents that apply to such Subject Securities. In the event of any assignment pursuant to this Section 11(c), the transferee shall be treated as a Holder to the same extent as if such transferee were the original party to this Agreement. Notwithstanding anything in this Section 11(c) to the contrary, in the event of any assignment pursuant to this Section 11(c), Holders shall not be entitled to assign any rights under this Agreement to a purchaser of shares of Common Stock sold by such Holder pursuant to an effective registration statement or Rule 144.

(d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(g) In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(h) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement other than the Secured Party and each Indemnified Party. The Company and the Holders acknowledge that the Secured Party’s consent to serve in such capacity is based in part on the effectiveness of the provisions in Section 8 of this Agreement, and the Company and the Holders agree that

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the provisions of Section 8 of this Agreement may be enforced by, and may not be modified or waived, without the prior written consent of the Secured Party.

(i) Each party hereto consents and submits to the exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement, and agrees that all suits, actions and proceedings brought by such party hereunder shall be brought only in such jurisdictions. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 12(b), addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

(j) In the event of any litigation or other proceeding concerning this Agreement or the transactions contemplated hereby, including any such litigation or proceeding with respect to the enforcement of this Agreement against any defaulting party, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.

NEPHROS, INC.

By:	/s/ Norman J. Barta
Name:     Norman J. Barta

Title:	President and Chief Executive Officer

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HOLDER: Southpaw Credit Opportunity Master Fund LP

By:	Southpaw GP LLC

By:	/s/ Kevin Wyman
Name:     Kevin Wyman
Title:     Managing Member

28

HOLDER: 3V Capital Master Fund Ltd.

By:	3V Capital Management LLC

By:	/s/ Scott A. Stagg

Name: Scott A. Stagg Title:	Managing Member

29

HOLDER: Distressed/High Yield Trading
Opportunities, Ltd.
By: Eliteperformance Fund, Ltd.

By:	/s/ Scott A. Stagg
Name:     Scott A. Stagg

Title:	Portfolio Manager

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HOLDER: Kudu Partners, L.P.

By:	/s/ Brian P. Lupien
Name:     Brian P. Lupien

Title:	Treasurer

31

HOLDER: LJHS Company

By:	/s/ Jack A. McLeod
Name:     Jack A. McLeod

Title:	Agent

32

EXHIBIT A

Amount of Old Note
Holder of Old Note	(Including Accrued Interest)

Southpaw Credit Opportunity Master Fund LP	$2,157,651.10
3V Capital Master Fund Ltd.	$1,618,238.32
Distressed/High Yield Trading Opportunities, Ltd.	$1,618,238.32
Kudu Partners, L.P.	$107,865.13
LJHS Company	$107,865.13

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EXHIBIT B

(Form of New Notes)

34

EXHIBIT C

Holder of New Note	Amount of New Note

Southpaw Credit Opportunity Master Fund LP	$2,038,461.54
3V Capital Master Fund Ltd.	$1,528,846.15
Distressed/High Yield Trading Opportunities, Ltd.	$1,528,846.15
Kudu Partners, L.P.	$101,923.08
LJHS Company	$107,923.08

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EXHIBIT D

(Form of Subscription Agreement)

36

EXHIBIT E

(Form of Registration Rights Agreement)

37

EXHIBIT F

(Form of Investor Rights Agreement)

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EXHIBIT G

ACCREDITED INVESTOR STATUS

The Holder represents that it is an Accredited Investor on the basis that it is (check all that apply):

     (i) A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     (ii) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     (iv) A director or executive officer of the Company.

     (v) A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

     (vi) A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     (vii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

     (viii) An entity in which all of the equity owners are accredited investors. (If this alternative is checked, each Holder must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor. Further, each Holder represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

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Exhibit G

THIS NOTE IS SUBJECT TO THE TERMS OF AN EXCHANGE AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS NOTE AND SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE ARE ISSUED SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, AND ANY TRANSFEREE OF SUCH SECURITIES SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

NEPHROS, INC.

No. [          ]

Series B 10% Secured Convertible Note due 2008

$[     ]

September   , 2007

Nephros, Inc., a Delaware corporation, (the “Company”), for value received, hereby promises to pay to [          ], or registered assigns (as applicable, the “Holder”), the principal sum set forth above, with interest thereon at a rate equal to ten percent 10% per annum, on the Maturity Date. Payment shall be made upon surrender of this Note (as defined below) at such place as designated by the Company, and shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment shall be made to the Holder at its address as set forth on the registration records of the Company or, at the request of the Holder, by wire transfer to an account specified by the Holder. This Note is one of a duly authorized issue of up to $5,300,000 aggregate principal amount of Nephros, Inc. Series B 10% Secured Convertible Notes due 2008 (individually a “Note” and collectively the “Notes”). Certain capitalized terms used herein are defined in Section 9. Capitalized terms used herein without definition have the respective meanings specified therefor in the Exchange Agreement. The Notes are secured by the Collateral pursuant to the Exchange Agreement.

Section 1.  Interest.

The Company will pay interest in arrears on the Maturity Date. Interest on this Note will accrue daily at a rate of ten percent (10%) per annum from the date of its issuance set forth above and shall be compounded annually. Notwithstanding the foregoing, the Company hereby unconditionally promises to pay to the order of the Holder interest on any principal or interest payable hereunder that shall not be paid in full when due, whether at the Maturity Date or upon acceleration or declaration or otherwise, for the period from and including the due date of such payment to but excluding the date the same is paid in full, at a rate of eighteen (18%) per annum (but in no event in excess of the maximum rate permitted under applicable law). Interest will cease to accrue on the Automatic Conversion Date.

Section 2.  Prepayment.

This Note may not be prepaid in whole or in part.

Section 3.  Conversion

(a) Conversion.  On the Automatic Conversion Date, this Note and all accrued but unpaid interest thereon shall immediately, and without any action on the part of the Company or the Holder, convert into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a conversion price per share of Common Stock equal to $0.706 (the “Conversion Price”). This Note may not be converted by the Holder at any time.

No greater than 20 nor fewer than 5 days prior to the Automatic Conversion Date, notice (the “Automatic Conversion Notice”) by first class mail, postage prepaid, shall be given to the Holder, addressed to the Holder at its last address as shown on the registration records of the Company. The Automatic Conversion Notice shall specify the date fixed for conversion, the place or places for surrender of Notes, and the then effective Conversion Rate pursuant to this Section 3.

Any Automatic Conversion Notice which is mailed as herein provided shall be conclusively presumed to have been duly given by the Company on the date deposited in the mail, whether or not the Holder receives such notice; and failure properly to give such notice by mail, or any defect in such notice, to the Holder shall not affect the validity of the proceedings for the conversion of this Note. Notwithstanding that this Note shall not have been surrendered, this Note shall no longer be deemed outstanding and all rights whatsoever with respect to this Note, except the right to receive the number of full shares of Common Stock to which such person shall be entitled upon conversion hereof, shall terminate.

(b) Conversion Procedures.

(i) As promptly as practicable after the Automatic Conversation Date, the Holder shall surrender this Note at the place designated in the Automatic Conversion Notice, duly endorsed. The Holder shall also submit a notice (the “Notice of Conversion”) specifying the name or names (with address) in which a certificate or certificates evidencing shares of Common Stock are to be issued; provided, however, the Company shall not be required to honor any Notice of Conversion unless the Secured Party shall have provided the Company with any authorizations as may be requested by the Company to file a termination statement with respect to the Secured Party’s security interest in the Collateral, as set forth in the Exchange Agreement. The surrender of the Note and the delivery of the Notice of Conversion and authorizations to file a termination statement are the only procedures required of the Holder upon the conversion of this Note. No additional legal opinion or other information or instructions shall be required of the Holder upon the conversion of this Note.

(ii) The Company will make a notation of the date that a Notice of Conversion is received, which date of receipt shall be deemed to be the date of receipt for purposes hereof.

(iii) The Company shall, or shall direct its transfer agent to, within 10 days after such deposit of any Note accompanied by a Notice of Conversion and compliance with any other conditions herein contained, deliver to the person for whose account such Note was so surrendered certificates evidencing the number of full shares of Common Stock to which such person is entitled as aforesaid, subject to Section 4.

(iv) Such conversion shall be deemed to have been made as of the Automatic Conversion Date, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Note shall be treated for all purposes as the record holder or holders of such Common Stock on such date and the Note shall no longer be deemed outstanding and all rights whatsoever in respect thereof (including the right to receive interest thereon) shall terminate except the right to receive the number of full shares of Common Stock to which such person shall be entitled upon conversion hereof; provided, however, that the Company shall not be required to issue any certificates representing shares of Common Stock (x) until such Note has been received at the place designated in the Automatic Conversion Notice; and (y) if the Note is received while the stock transfer books of the Company are closed for any purpose, but such certificates shall be issued immediately upon the reopening of such books as if the Note had been received on the date of such reopening.

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(c) Adjustment of Conversion Price.  In the event the Company shall, at any time or from time to time after the date hereof, and prior to the Automatic Conversion Date (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares (each of (i) through (iii), a “Change of Shares”), then (x) the Conversion Price shall be changed to a price (rounded to the nearest one-tenth of a cent) determined by multiplying the Conversion Price in effect immediately prior to such Change of Shares by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding (excluding treasury stock) immediately prior to the Change of Shares and the denominator of which shall be the number of shares of Common Stock outstanding (excluding treasury stock) immediately following the Change of Shares.

(d) Anti-Dilution Notices.  After each adjustment of the Conversion Price pursuant to Subsection 3(c), the Company will prepare a certificate signed by the Chief Executive Officer or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Conversion Price as so adjusted and (ii) a brief statement of the facts accounting for such adjustment. The Company will send such certificate by ordinary first class mail to the Holder at its last address as it shall appear on the registration records of the Company. No failure to mail such certificate nor any defect therein or in the mailing thereof shall affect the validity of such adjustment. The certificate of the Secretary or an Assistant Secretary of the Company that such certificate has been mailed shall, in the absence of fraud, be prima facie evidence of the facts therein stated. The transfer agent, if other than the Company, may rely on the information in the certificate as true and correct and has no duty nor obligation independently to verify the amounts or calculations therein set forth.

(e) Reservation of Shares; Transfer Taxes; Etc.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the conversion of all of the 2007 Notes. The Company covenants that such shares of Common Stock so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly authorized and validly issued and fully paid and nonassessable. The Company shall use its reasonable best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the authorized number of shares of Common Stock not outstanding shall not be sufficient to permit the conversion of all the then-outstanding 2007 Notes.

The Company shall pay any and all issue or other taxes (other than income taxes) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Notes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that in which the Notes so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

(f) Other Changes in Conversion Price.  The Company from time to time may decrease the Conversion Price by mailing to the Holder an irrevocable notice of the decrease at least 15 days before the date the decreased Conversion Price takes effect, and such notice shall state the decreased Conversion Price and the resulting increased Conversion Rate.

(g) Minimum Conversion Price.  Notwithstanding anything to the contrary herein, in no case shall the Conversion Price be adjusted to an amount less than $0.001 per share, the current par value of the Common Stock.

Section 4.  Fractional Shares.

No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon conversion of this Note. If more than one certificate evidencing Notes shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount and accrued interest of the Notes so surrendered. Instead of any

3

fractional share of Common Stock which would otherwise be issuable upon conversion of this Note (or of such aggregate number of Notes), the number of shares of Common Stock will be rounded to the nearest whole share (with a .5 of a share rounded upward).

Section 5.  Covenants.  The Company hereby covenants and agrees that between the date hereof and the Automatic Conversion Date, the Company will not:

(a) create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for any Indebtedness;

(b) declare any dividend (or any other distribution) or redeem or repurchase any of its capital stock or other securities;

(c) authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

(d) reclassify the Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value);

(e) be a party to any merger or consolidation for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(f) cause or permit any Liquidation Event; or

(g) take any action to approve any of the foregoing.

Section 6.  Events of Default Defined.

The following shall each constitute an “Event of Default” hereunder:

(a) the failure of the Company to make any payment of principal of or interest on this Note when due;

(b) the Company shall, (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable to, or admit in writing its inability, pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

(c) proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 90 days of commencement;

(d) any representation, warranty or certification made herein or pursuant hereto (or in any modification or supplement hereto) or under the Registration Rights Agreement or the Exchange Agreement by the Company was not true or correct in any material respect when made;

(e) the Company shall breach any of its covenants contained in this Note or in the Exchange Agreement and shall not cure such breach within ten calendar days after notice of such breach is given to the Company by any Registered Holder;

(f) any director who was requested to be elected by the Secured Party shall be removed as a director without the written consent of the Secured Party;

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(g) the Company shall Incur any Indebtedness without the prior written approval of the Secured Party; and

(h) the Company shall default in the performance of any of its obligations under, or shall otherwise breach, any covenant in any agreement or instrument for borrowed money in an aggregate amount in excess of $500,000, the effect of which causes or permits any holder or holders of such agreement or instrument to cause such borrowed money to be declared due and payable prior to its stated maturity and such holder or holders in fact declare such money due and payable, except for any default set forth on Schedule 6(h).

Section 7.  Remedies upon Event of Default.

(a) If an Event of Default occurs and is continuing for a period of 15 or more consecutive days, the Registered Holders of 2007 Notes constituting a majority of the principal amount of 2007 Notes then outstanding (the “Majority Noteholders”), by notice to the Company, may declare the unpaid principal of and accrued interest on all the 2007 Notes then outstanding to be due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived (an “Acceleration”); provided, an Acceleration shall automatically occur upon the occurrence of an Event of Default specified in Section 6(b) or (c). Upon any Acceleration, all principal and accrued interest, fees, charges or damages for early prepayment on the 2007 Notes shall be due and payable immediately. Majority Noteholders may rescind an Acceleration and its consequences; provided, however, that no such rescission shall effect any subsequent Default or impair any right consequent thereto.

(b) Majority Noteholders or Secured Party may waive an existing Default or Event of Default and its consequences. Upon any such waiver, such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Note; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

(c) Upon the occurrence and during the continuance of an Event of Default, Secured Party may, at its election, without notice of its election and without demand, take any action permitted by law, including the exercise of any rights accorded a secured creditor under the Uniform Commercial Code as in effect in New York and any rights granted in the Exchange Agreement.

(d) The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the Exchange Agreement at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, redemption and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

Section 8.  Lost, Mutilated, etc. Note.

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note and of indemnity or bond reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note (in case of mutilation) the Company will make and deliver in lieu of this Note a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on the unpaid principal amount of this Note in lieu of which such new Note is made and delivered.

Section 9.  Certain Definitions.

(a) “2007 Notes” shall mean, collectively, the Notes and the Nephros, Inc. Series A 10% Secured Convertible Notes.

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(b) “Automatic Conversion Date” shall mean the twenty-first (21st) day after the Company sends or gives its stockholders a definitive Schedule 14C information statement relating to written consent of stockholders of the Company approving the issuance of the Common Stock and Warrants issuable upon the conversion of the 2007 Notes and the amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock to 60,000,000 shares.

(c) “Collateral” includes all of the property of the Company whether now owned or hereafter acquired, regardless where located, including without limitation the following: (a) all accounts and other rights of the Company to payment of money, no matter how evidenced, all chattel paper, instruments and other writings evidencing any such right, and all goods repossessed or returned in connection therewith; (b) all chattel paper (including electronic chattel paper); (c) all inventory, including but not limited to all raw materials, work in process, materials used or consumed in the Company’s business, and finished goods, together with all additions and accessions thereto and replacements therefor, all substitutes therefor, all improvements to and returns of such inventory, and products thereof; (d) all deposit accounts and all funds, certificates, documents, instruments, checks, drafts, wire transfer receipts and other earnings, profits or other proceeds from time to time representing, evidencing, deposited into or held in the deposit accounts or payable to the Company in respect thereof; (e) all general intangibles; (f) all equipment, fixtures and real property; (g) all intellectual property, including, without limitation, all copyrights, trademarks and patents and all applications and licenses thereof; (h) all commodity contracts, security entitlements; financial assets and investment property, including, without limitation, all capital stock and other ownership interests and the certificates (if any) representing such capital stock and ownership interests and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the foregoing; (i) all money; (j) all commercial tort claims; (k) all Debt from time to time owed to the Company by any person or entity, including without limitation, all instruments evidencing such Debt; (l) all letter of credit rights and letters of credit; (m) all automobiles and motor vehicles; (n) all computer hardware and software; (o) all consumer goods; (p) all supporting obligations arising from or related to any of the property described in clauses (a) through (o) above; (q) any and all rights in and claims under insurance policies, judgments and rights thereunder and tort claims; (r) all documents, books and records; (s) all other goods and personal property of the Company of any kind or character, whether tangible or intangible; (t) all rights of the Company in all of the foregoing; and (u) all products and proceeds, in cash or otherwise, of any of the foregoing property.

(d) “Conversion Price” shall initially be $0.706 per share of Common Stock, subject to adjustment as provided herein, representing an initial conversion rate (subject to adjustment) of approximately 1,416.43 shares of Common Stock per $1,000 of principal amount of Note being converted (the “Conversion Rate”).

(e) “Default” means an event which, with notice or the passage of time, or both, would become an Event of Default.

(f) “Exchange Agreement” means the exchange agreement of even date herewith entered into between the Company, the Holder and the other parties thereto.

(g) “Incur” means, with respect to any Indebtedness or other obligation of any person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become or remain directly or indirectly liable for such Indebtedness or other obligation.

(h) “Indebtedness” means (a) any liabilities for borrowed money (other than trade accounts payable incurred in the ordinary course of business), (b) every obligation of the Company evidenced by bonds, debentures, notes or other similar instruments, (c) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (d) the present value of any lease

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payments due under leases required to be capitalized in accordance with United States generally accepted accounting principles.

(i) “Liquidation Event” means any (i) liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (ii) a sale or other disposition of all or substantially all of the assets of the Company or (iii) any consolidation, merger, combination, reorganization or other transaction in which the Company is not the surviving entity or shares of Common Stock constituting in excess of 50% of the voting power of the Company are exchanged for or changed into stock or securities of another entity, cash and/or any other property.

(j) “Maturity Date” means September [  ], 2008.

(k) “Registered Holder,” with respect to any 2007 Note, shall mean the holder of record thereof.

(l) “Registration Rights Agreement” means the registration rights agreement, of even date herewith, among the Company and the Holders listed on Schedule 1 attached thereto, in the form attached to the Exchange Agreement as Exhibit E.

(m) “Secured Party” means Lambda Investors LLC.

(n) “Securities Act” means the United Stated Securities Act of 1933, as amended.

(o) “SEC” means the Securities and Exchange Commission.

(p) “Warrants” shall mean the warrants to purchase shares of Common Stock that are being issued pursuant to the Nephros, Inc. Series A 10% Secured Convertible Notes.

Section 10.  Miscellaneous.

(a) This Note may be amended only by mutual written agreement of the Company and the Holder or, if such amendment shall apply to all outstanding 2007 Notes, with the written consent of the Company and the Majority Noteholders; provided, however, without the consent of the holder of this Note, no such amendment may be approved that would have the effect of (i) decreasing the principal amount or rate of interest payable hereunder, (ii) extending the Automatic Conversion Date or Maturity Date, (iii) increasing the Conversion Price or decreasing the Conversion Rate; or (iv) affect any adjustment under Section 3 of this Note. Furthermore, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, if the Company has obtained the written consent or waiver of the Holder or, if such consent or waiver shall apply to all outstanding 2007 Notes, the Majority Noteholders. Any amendments approved in compliance with this Section 10(a) shall bind the Holder’s successors and assigns.

(b) Forbearance from Suit.  No holder of Notes shall institute any suit or proceeding for the enforcement of the payment of principal or interest unless the Secured Party joins in such suit or proceeding.

(c) Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York, excluding the body of law relating to conflict of laws. Notwithstanding anything to the contrary contained herein, in no event may the effective rate of interest collected or received by the Holder exceed that which may be charged, collected or received by the Holder under applicable law.

(d) Interpretation.  If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

(e) Successors and Assigns.  Subject to the restrictions on transfer contained herein, this Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns.

(f) Assignment by the Holder.  This Note and any of the rights, interests or obligations hereunder, may be assigned at any time in whole or in part by the Holder, without the consent of the Company, if the transferee is an “accredited investor” as defined in Regulation D under the Securities Act and agrees to be bound by all of the provisions of the Note, the Exchange Agreement and the Registration Rights Agreement,

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including without limitation, making representations and warranties identical to those of the Holder contained in such documents but with respect to such transferee and as of the date of such transfer.

(g) Assignment by the Company.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

(h) Saturdays, Sundays, Holidays.  If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

(i) Exchange Agreement.  This Note is subject to the terms contained in the Exchange Agreement and the Holder of this Note is entitled to the benefits of such Exchange Agreement to the extent provided therein.

(j) Jurisdiction; Forum.  Any dispute arising out of or relating to this Note shall be resolved, and all suits, actions and proceedings brought by the Company or Holder hereunder shall be brought only in, any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York. The Company waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Note may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

(k) Attorneys’ Fees.  In the event of any litigation or other proceeding concerning this Note or the transactions contemplated hereby, including any such litigation or proceeding with respect to the collection or other enforcement of this Note against the Company, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding.

[Signature page follows immediately]

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IN WITNESS WHEREOF, this Series B 10% Secured Convertible Note due 2008 has been executed and delivered on the date first above written by the duly authorized representative of the Company.

NEPHROS, INC.

By:
Name:

Title:

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Exhibit H
Nephros, Inc.
3960 Broadway
New York, NY 10032
September 18, 2007

National Securities Corporation
875 N. Michigan Avenue, Suite 1560
Chicago, IL 60611

Gentlemen:

Reference is made to the transactions contemplated in those several Subscription Agreements (each a “Subscription Agreement”) by and among Nephros, Inc., a Delaware corporation, (the “Company”) and each subscriber a party thereto (the “Buyers”) pursuant to which Series A 10% Secured Convertible Notes due 2008 (collectively, the “Securities”) are being sold to the Buyers in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) and Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act. Reference is also made to that certain corporate finance engagement letter agreement dated June 8, 2007, as amended (the “Engagement Agreement”) by and between the Company, National Securities Corporation (“NSC”) and Dinosaur Securities LLC (“Dinosaur”) pursuant to which the Company engaged NSC and Dinosaur with respect to a proposed capital transaction, which has resulted in the financing contemplated in the Subscription Agreement (“Financing”). Any terms used and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

1. Representations and Warranties of the Company.  For the benefit of NSC and Dinosaur, the Company hereby incorporates by reference the representations and warranties as set forth in Sections 3(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (o), (q) and (r) of the Subscription Agreement with the same force and effect as if specifically set forth herein. In addition, at each closing of the Financing (“Closing”), the Company will provide NSC with copies of all closing documents that are furnished to the Buyers pursuant to the Subscription Agreement, as well as the Form D promptly following its filing with the SEC.

2. Closing; Fees.  Simultaneously with payment for and delivery of the Securities at each Closing, the Company shall pay to NSC and Dinosaur the compensation (cash and placement agent warrants) and expense reimbursement (NSC only) as set forth in the Engagement Agreement (“General Expense Obligation”) which the Company shall disclose to investors in Schedule 3(f) of the disclosure schedules to the Subscription Agreement. Lastly, upon the reasonable determination by NSC that a FINRA Rule 2710 filing is required in connection with the registration statement relating to the resale of the shares underlying the placement agent warrants, the Company will pay all filing fees, costs and reasonable legal fees in connection with such filing to be prepared by the Placement Agent’s counsel (the “2710 Filing Fee and Expense Obligation”). Notwithstanding anything contained herein, the aggregate General Expense Obligation and 2710 Filing Fee and Expense Obligation shall in no event exceed $25,000 in the aggregate.

3. Miscellaneous.

(a). Survival.  Notwithstanding anything contained herein, the Engagement Agreement remains in full force and effect in accordance with its terms.

(b). Representations, Warranties and Covenants to Survive Delivery.  The Company acknowledges that the representations and warranties from the Subscription Agreement incorporated by reference herein by the Company shall survive the execution and delivery of the Subscription Agreement for a period of one year from the First Closing (as defined in the Subscription Agreement).

(c). Applicable Law.  This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York. Each of the parties hereto (1) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of

New York, or in the United States District Court for the Southern District of New York, (2) waive any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (3) irrevocably consent to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the parties hereto further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it, in any such suit, action or proceeding. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

(d). Counterparts.  This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

(e). Entire Agreement.  This Agreement, together with the Engagement Agreement, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements, understandings, documents, negotiations and discussions, whether oral or written, of the parties hereto.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

Very truly yours,

NEPHROS, INC.

By:	/s/ Norman J. Barta
Norman J. Barta
President and Chief Executive Officer

AGREED AND ACCEPTED TO
AS OF THE DATE FIRST WRITTEN ABOVE:

NATIONAL SECURITIES CORPORATION

By:	/s/ Brian Friedman
Brian Friedman
Managing Director and Head of Investment Banking

DINOSAUR SECURITIES, LLC

By:	/s/ Glenn Grossman
Glenn Grossman
President

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Exhibit I

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

NEPHROS, INC.

Placement Agent Warrant for the Purchase of Shares of Common Stock

No.: PA-	Number of Shares:
Date of Issuance:            , 2007

FOR VALUE RECEIVED, the undersigned, NEPHROS, INC., a Delaware corporation (together with its successors and assigns, the “Company”), hereby certifies that           or its registered assigns (the “Holder”) is entitled to subscribe for and purchase from the Company, subject to the provisions of this Warrant (this “Warrant” and, together with any other Placement Agent Warrants to purchase shares of Common Stock, collectively, the “Warrants”), at any time on or prior to 5:00 P.M., New York City time, on [           ], 2012 (the “Termination Date”), [          ] (          ) fully paid and non-assessable shares of the Common Stock, par value $.001 per share, of the Company (“Common Stock”), at an exercise price per share of Common Stock equal to $0.90 per share (the “Per Share Exercise Price”), as such price may be adjusted from time to time as shall result from the adjustments specified in this Warrant.

1. Exercise of Warrant.

(a) Exercise.  This Warrant may be exercised in whole or in part, at any time by its holder prior to the Termination Date by presentation and surrender of this Warrant, together with the duly executed notice of exercise form attached at the end hereof, at the address set forth in Subsection 8(c) hereof, together with payment to the Company of an amount of consideration therefor equal to the Per Share Exercise Price in effect on the date of such exercise multiplied by the number of shares of Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants then being exercised (the “Warrant Shares”), payable by certified or official bank check or by wire transfer to an account designated by the Company. The delivery of the notice of exercise and payment of the Per Share Exercise Price are the only procedures required of the Holder to exercise this Warrant. No additional legal opinion or other information or instructions shall be required of the Holder upon the exercise of this Warrant.

(b) Cashless Exercise.  If, and only if, at the time of exercise pursuant to this Section 1 there is no effective registration statement registering, or no current prospectus available for, the sale of the Warrant Shares to the Holder or the resale of the Warrant Shares by the Holder and the VWAP (as defined below) is greater than the Per Share Exercise Price at the time of exercise, then this Warrant may also be exercised at such time and with respect to such exercise by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing (i) the result of (x) the difference of (A) minus (B), multiplied by (y) (C), by (ii) (A), where:

(A) =	the VWAP (as defined below) on the Trading Day (as defined below) immediately preceding the date of such election;

(B) =	the Per Share Exercise Price of this Warrant, as adjusted; and

(C) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted for trading on the New York Stock Exchange, American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market or the OTC Bulletin Board, or any successor to any of the foregoing (a “Trading Market”), the daily volume weighted average price of the Common Stock on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg L.P. for such date if such date is a date on which the Trading Market on which the Common Stock is then listed or quoted for trading (a “Trading Day”) or the nearest preceding Trading Date (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the Common Stock is not then listed or quoted for trading on a Trading Market and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

(c) Partial Exercise.  If this Warrant is exercised in part only, the Company shall, upon presentation of this Warrant upon such exercise, execute and deliver (along with the certificate for the Warrant Shares purchased) a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions as herein set forth. Upon proper exercise of this Warrant, the Company promptly shall deliver certificates for the Warrant Shares to the Holder.

2. Stock Fully Paid; Reservation and Listing of Shares; Covenants.

(a) Authorization, Reservation of Shares; Etc.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of shares of its Common Stock free of preemptive rights as shall be sufficient to effect the exercise of this Warrant. The Company shall use its commercially reasonable best efforts from time to time, in accordance with the laws of the State of Delaware, to increase the authorized number of shares of Common Stock if at any time the number of shares of Common Stock not outstanding shall not be sufficient to permit the exercise of this Warrant. The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Per Share Exercise Price in accordance with the terms hereof, be duly authorized and validly issued and fully paid and nonassessable. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

(b) Payment of Taxes.  The Company shall pay any and all issue or other taxes (other than income taxes) that may be payable in respect of any issue or delivery of Warrant Shares on exercise of this Warrant. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Warrant Shares (or other securities or assets) in a name other than that in which Warrant was registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

(c) Loss, Theft, Destruction of Warrants.  Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (which may include a bond) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like date, tenor and denomination.

(d) Delivery of Warrant Shares.

(i) Upon the exercise of this Warrant, the Company shall promptly (but in no event later than three Trading Days after the exercise date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless a registration statement

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covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares as of the exercise date. Notwithstanding any provision of this Warrant requiring the delivery of certificates, the Company shall, upon request of the Holder, use its commercially reasonable efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. Any obligation to deliver certificates under this Warrant shall be deemed satisfied if Warrant Shares are delivered electronically in accordance with the preceding sentence.

(ii) If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(d)(ii) by the third Trading Day following the Warrant Share date of exercise, then the Holder shall have the right to rescind such exercise.

(iii) In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after exercise of this Warrant in full compliance with Section 1, and if after such third Trading Day the Holder purchases (in an open market transaction) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”) upon such exercise, then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (x) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares) shall terminate, or (y) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (1) the number of shares of Common Stock purchased in the Buy-In, times (2) the closing price on the date of the exercise. The Holders shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

(iv) Except as provided in clause (x) of Section 2(d)(iii), the Company’s obligations to issue and deliver Warrant Shares upon an exercise in accordance with Section 1 above are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

3. Protection Against Dilution.

(a) In case the Company shall, at any time or from time to time hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares or (iii) combine its outstanding shares of Common Stock into a smaller number of shares (each of (i) through (iii), a “Change of Shares”), then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Per Share Exercise Price in effect immediately prior to the occurrence of such event shall be adjusted to equal (A) the Per Share Exercise Price in effect immediately prior to the occurrence of such event multiplied by (B) the number of

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shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (C) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(b) If the Company, at any time while this Warrant is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by paragraph (a) above or a security issued in a capital reorganization or reclassification, consolidation or merger covered by paragraph (c) below), (iii) rights, warrants or options to subscribe for or purchase any security, or (iv) any other asset (in each case, “Distributed Property”), then in each such case (1) the Per Share Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such Distributed Property shall be adjusted (effective on such record date) to equal the product of such Per Share Exercise Price times a fraction of which the denominator shall be the VWAP for the Trading Day immediately prior to (but not including) such record date and of which the numerator shall be the difference between such VWAP minus the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Board of Directors of the Company in good faith, and (2) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such record date shall be adjusted to equal (A) the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such record date multiplied by (B) the Per Share Exercise Price in effect immediately prior to such record date divided by (C) the Per Share Exercise Price in effect immediately after such record date.

(c) In the event of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party (other than a merger or consolidation in which the Company is the continuing corporation and in which no securities, cash or other property is distributed to holders of Common Stock), or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

(d) Anti-Dilution Adjustments.

(i) (A) Except as otherwise provided in Subparagraph 3(d)(iii)(B), or for Changes of Shares in the event the Company shall, at any time or from time to time after the date hereof, sell or issue any shares of Common Stock for a consideration per share less than the Conversion Price in effect on the date of such sale or issuance (any such sale or issuance, a “Dilutive Issuance”), then, and thereafter upon each further Dilutive Issuance, the Per Share Exercise Price in effect immediately prior to such Dilutive Issuance shall be changed to a price equal to the consideration per share received by the Company in respect of the shares issued in such Dilutive Issuance (rounded to the nearest tenth of a cent) (determined as provided in Clause 3(d)(ii)(D) below). Such adjustment shall be made successively whenever such an issuance is made.

(B) Upon any adjustment of the Per Share Exercise Price as provided in this Subparagraph 3(d), the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal (1) the number of shares of Common

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Stock for which this Warrant was exercisable immediately prior to the adjustment multiplied by (2) the Per Share Exercise Price in effect immediately prior to the occurrence of such event divided by (3) the Per Share Exercise Price in effect immediately after the occurrence of such event.

(ii) For purposes of Paragraph 3(d)(i), the following Subparagraphs (A) to (E) shall also be applicable:

(A) No adjustment in the Per Share Exercise Price shall be required unless such adjustment would require a decrease of at least $0.001 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(d)(ii)(A) are not required to be made shall be carried forward and shall be made at the time of and together with adjustments so carried forward, shall require a decrease of at least $0.001 per share of Common Stock in the Per Share Exercise Price hereunder.

(B) In case of the sale or other issuance by the Company (including as a component of a unit) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock (such securities convertible, exercisable or exchangeable into Common Stock being herein called “Convertible Securities”), whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, if the consideration per share for which Common Stock is issuable upon the exercise, conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, payable to the Company upon the exercise of such Convertible Securities, plus the consideration received by the Company for the issuance or sale of such Convertible Securities, by (y) the total maximum number, as set forth in the instrument relating thereto without regard to any antidilution or similar provisions contained therein for a subsequent adjustment of such amount, of shares of Common Stock issuable upon the exercise, conversion or exchange of such Convertible Securities) is less than the Per Share Exercise Price as of the date of the issuance or sale of such Convertible Securities, then such total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be “Common Stock” for purposes of Paragraph 3(d)(i) and shall be deemed to have been sold for an amount equal to such consideration per share and shall cause an adjustment to be made in accordance with Paragraph 3(d)(i).

(C) In case the rights of conversion, exchange or exercise of any of the securities referred to in Subparagraph (B) of this Paragraph 3(d)(ii) or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock are modified for any reason other than an event that would require adjustment to prevent dilution under another paragraph in this Section 3, so that the consideration per share received by the Company after such modification is less than the Per Share Exercise Price as of the date prior to such modification, then such securities, to the extent not theretofore exercised, converted or exchanged, shall be deemed to have expired or terminated immediately prior to the date of such modification and the Company shall be deemed, for purposes of calculating any adjustments pursuant to this Subsection 3(d), to have issued such new securities upon such new terms on the date of modification. Such adjustment shall become effective as of the date upon which such modification shall take effect.

(D) In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith. In the event that any securities shall be issued in connection with any other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated among the securities, then each of such securities shall be deemed

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to have been issued for such consideration as the Board of Directors of the Company determines in good faith. In case of the sale of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities for any non-cash consideration, then the non-cash component of the consideration for such securities shall be deemed to be such amount as the Board of Directors of the Company determines in good faith.

(iii) Notwithstanding any other provision hereof, no adjustment to the Per Share Exercise Price will be made:

(A) upon the issuance or exercise of any options or other awards granted pursuant to a stock incentive plan or similar plan of the Company in effect on the date hereof (but without giving effect to any amendment thereto after the date hereof) or approved by the Warrant Majority (as defined in Section 8 hereto) or otherwise issued as compensation or inducement to employment or engagement in the ordinary course of business; or

(B) upon exercise or conversion of any Convertible Securities that are outstanding as of the date hereof, or upon the issuance, conversion or exercise of any Warrants or Class D Warrants (as hereafter defined); or

(C) upon the issuance, exercise or conversion of Common Stock, Convertible Securities or options, warrants or other rights to acquire Common Stock or Convertible Securities in connection with any of the following: (v) settlement of any actual or threatened litigation or other claims; (w) customer or vendor alliances; (x) joint ventures or manufacturing, marketing or distribution alliances; (y) equipment leasing transactions or borrowing transactions with institutional lenders; and (z) acquisitions, joint ventures or other strategic transactions; provided, that in each such case the Board of Directors has determined in good faith that such transaction is not primarily a capital raising transaction; or

(D) upon the issuance or sale of Common Stock or other securities upon exercise, conversion or exchange of any Convertible Securities, whether or not such Convertible Securities were outstanding on the date hereof or are hereafter issued or sold; provided, that any adjustment was either made or not required to be made upon the issuance or sale of such Convertible Securities or any modification of the terms thereof were so made; or

(E) if the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, and any such adjustment previously made in respect thereof shall be rescinded and annulled.

Notwithstanding anything to the contrary in this Paragraph 3(d)(iii), Subparagraph 3(d)(ii)(C) shall apply to any modification of the rights of conversion, exchange or exercise of any of the securities referred to in Subparagraphs (B) and (D) of this Paragraph 3(d)(iii).

(v) As used in this Subsection 3(c), the term “Common Stock” shall mean and include the Company’s Common Stock authorized on the date hereof and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company, and the number of “shares” thereof for purposes hereof shall be based on the ratio by which such new securities participate equally with the Common Stock.

(d) All calculations under this Section 3 shall be made to the nearest tenth of a cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Exercise Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend,

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subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

(e) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors shall determine in good faith the allocation of the adjusted Per Share Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

4. Prior Notice of Certain Events.  In case:

(i) the Company shall declare any dividend (or any other distribution);

(ii) the Company shall authorize the granting to the holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value);

(iv) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

(v) any (x) liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (y) a sale or other disposition of all or substantially all of the assets of the Company or (z) any consolidation, merger, combination, reorganization or other transaction in which the Company is not the surviving entity or shares of Common Stock constituting in excess of 50% of the voting power of the Company are exchanged for or changed into stock or securities of another entity, cash and/or any other property;

then the Company shall cause to be mailed to the Holder, at its last address as it shall appear upon the warrant registration records of the Company or its transfer agent, at least ten days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend. distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined and a description of the cash, securities or other property to be received by such holders upon such dividend, distribution or granting of rights or warrants or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange or Liquidation Event is expected to become effective, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such exchange or Liquidation Event and the consideration, including securities or other property, to be received by such holders upon such exchange; provided, however, that no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

5. Notice of Adjustments.  Whenever the Per Share Exercise Price is adjusted as provided in Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with Section 3, the Chief Financial Officer, or equivalent officer, of the Company shall promptly prepare a certificate setting forth the Per Share Exercise Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holder.

6. Fractional Shares.  No fractional shares or scrip representing fractional Warrant Shares shall be issued upon conversion of this Warrant. If more than one certificate evidencing Warrants shall be surrendered for conversion at one time by the same Holder, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Common Stock that may be purchased pursuant to the Warrants so surrendered. Instead of any fractional Warrant Shares which would otherwise be issuable upon exercise of this Warrant (or of such aggregate number of Warrants), the Company may elect, in

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its sole discretion, independently for each Holder, whether such number of Warrant Shares will be rounded to the nearest whole share (with a .5 of a share rounded upward) or whether such Holder will be given cash, in lieu of any fractional share, in an amount equal to the same fraction of the fair market value per share of Common Stock at such time, as determined by the Board of Directors of the Company in good faith as of the close of business on the day of exercise.

7. Securities Laws Matters.

(a) The Holder represents, by accepting this Warrant, that it understands that this Warrant and any securities obtainable upon exercise of this Warrant have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. The Holder further represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act. In the absence of an effective registration of such securities or an exemption therefrom, any certificates for such securities shall bear a legend similar to the legend set forth in Section 7(c) hereof. The Holder understands that it must bear the economic risk of its investment in this Warrant and any securities obtainable upon exercise of this Warrant for an indefinite period of time, as this Warrant and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless as exemption from such registration is available.

(b) The Holder, by his acceptance of this Warrant, represents to the Company that it is acquiring this Warrant and will acquire any securities obtainable upon exercise of this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Holder agrees that this Warrant and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Securities Act and any applicable state securities laws or (ii) such sale or transfer is made pursuant to one or more exemptions from the Securities Act.

(c) All certificates representing Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

8. Miscellaneous

(a) This Warrant may be amended only by mutual written agreement of the Company and the Holder or, if such amendment shall apply to all outstanding Class D Warrants issued by the Company of even date herewith (“Class D Warrants”), with the written consent of the Company and the registered holders of Class D Warrants to purchase a majority of the shares of Common Stock or other securities or property issuable upon exercise of all outstanding Class D Warrants (the “Warrant Majority”); provided, however, without the consent of the Holder of this Warrant, no such amendment may be approved that would have the effect of (i) increasing the Per Share Exercise Price of this Warrant, (ii) decreasing the number of shares of Common Stock for which this Warrant is exercisable, (iii) accelerating the Termination Date; or (iv) except as permitted by the following proviso, waive any adjustment under Section 3 of this Agreement; provided, further, that the Warrant Majority may waive the application of any adjustment under Subsection 3(d) of this Agreement, however, that (x) such waiver must be given in writing prior to the date such adjustment would otherwise become effective, and (y) for purposes of determining a Warrant Majority for such purpose any holder of Class D Warrants (and any Class D Warrants held by such holders) participating in the transaction that would otherwise give rise to such adjustment shall be excluded from such determination. Furthermore, the Company may take any action herein

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prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, if the Company has obtained the written consent or waiver of the Holder. Any amendments approved in compliance with this Section 8 shall bind the Holder’s successors and assigns.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(c) Notice.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i) if to the Company,

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attn: President

(ii) with a copy to,

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

(iii) if to the Holder, at the address set forth on the Company’s records,

or in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8(c). Any notice given by means permitted by this Section 8(c) shall be deemed given at the time of receipt thereof at the address specified in this Section 8(c).

(d) Interpretation.  If any term or provision of this Warrant shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

(e) Successors and Assigns.  Subject to the restrictions on transfer contained in Section 7 of this Agreement, this Warrant shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and registered assigns.

(f) Assignment by the Company.  Neither this Warrant nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Holder.

(g) Saturdays, Sundays, Holidays.  If any date that may at any time be specified in this Warrant as a date for the taking of any action under this Warrant shall fall on Saturday, Sunday or on a day which in New York shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

(h) Jurisdiction; Forum.  Any dispute arising out of or relating to this Warrant shall be resolved, and all suits, actions and proceedings brought by the Company or Holder hereunder shall be brought only in, any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York. The Company waives, and upon delivery of a Notice of Election the Holder waives, any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Warrant may be enforced in

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any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment.

(i) Attorneys’ Fees.  In the event of any litigation or other proceeding concerning this Warrant or the transactions contemplated hereby, including any such litigation or proceeding with respect to the enforcement of this Warrant against any defaulting party, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding.

9. Registration Rights.  The Company pursuant to that certain Registration Rights Agreement dated September 19, 2007 by and among the Company and the persons listed on Schedule I thereto (the “Registration Rights Agreement”) has agreed to file one or more Resale Registration Statements as such term is defined in the Registration Rights Agreement. The Warrant Shares shall be registered on one or more of such Resale Registration Statements and the Resale Registration Statement or Statements in which the Warrant Shares shall be included shall be determined in accordance with Section 3(b) of the Registration Rights Agreement (treating the Warrant Shares as “Registrable Securities” and as “shares of Common Stock issuable upon exercise of the Class D Warrants” and treating the holders of Warrants as “holders of the Class D Warrants”). The registration rights with respect to the Warrant Shares issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement. The Holder, by acceptance of this Warrant, represents, warrants and covenants to the Company as follows:

(a) As a condition to the inclusion of its Warrant Shares in any Resale Registration Statement, Holder shall furnish to the Company such information regarding Holder and the distribution proposed by Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in the Registration Rights Agreement.

(b) Holder hereby covenants with the Company (i) not to make any sale of the Warrant Shares pursuant to a Resale Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Warrant Shares are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 Business Days prior to the date on which Holder first offers to sell any such Warrant Shares.

(c) Holder acknowledges and agrees that the Warrant Shares sold pursuant to a Resale Registration Statement described in the Registration Rights Agreement are not transferable on the books of the Company unless the stock certificate submitted to the Company’s transfer agent evidencing such Warrant Shares is accompanied, if requested by the transfer agent, by a certificate reasonably satisfactory to the transfer agent to the effect that (i) the Warrant Shares have been sold in accordance with such Resale Registration Statement and (ii) the requirement of delivering a current Prospectus has been satisfied.

(d) Holder shall not take any action with respect to any distribution deemed to be made pursuant to such Resale Registration Statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

(e) Holder shall suspend, upon request of the Company, any disposition of Warrant Shares pursuant to the Resale Registration Statement and Prospectus contemplated by the Registration Rights Agreement during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable; provided, however, the aggregate number of days that such suspensions may apply during any 365-day period is 90 days. In the event of a delay period or suspension, the Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

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(f) Holder agrees to provide the indemnification set forth in Section 5(c) of the Registration Rights Agreement to the same extent as if Holder was a “Holder” as defined in the Registration Rights Agreement and the Warrant Shares were “Registrable Securities” as defined in the Registration Rights Agreement.

For purposes of Sections 9(a) through (f) only, any capitalized terms not otherwise defined in this Warrant shall have the respective meanings set forth in the Registration Rights Agreement.

10. Headings.  The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the day and year first above written.

NEPHROS, INC.

By:
Name:

Title:

Accepted:

[Name of Holder]

By:
Name:

Title:

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NOTICE OF EXERCISE-CASH PAYMENT

The undersigned,          , pursuant to the provisions of the foregoing Warrant, hereby elects to exercise the within Warrant to the extent of purchasing           shares of Common Stock of Nephros, Inc. thereunder and hereby makes payment of $           by certified or official bank check in payment of the exercise price therefor. The undersigned hereby confirms the representations, warranties and covenants made by it in the Warrant.

Dated:	Signature:
Address:

NOTICE OF EXERCISE-CASHLESS EXERCISE

The undersigned,           , pursuant to the provisions of the foregoing Warrant, hereby elects to exercise the within Warrant as it relates to            shares of Common Stock of Nephros, Inc. by means of a cashless exercise pursuant to Section 1(d) of the Warrant. As a result of such exercise, and based on a VWAP of $      per share, the undersigned is entitled to receive            shares of Common Stock. The undersigned hereby confirms the representations, warranties and covenants made by it in the Warrant.

Dated:	Signature:
Address:

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ASSIGNMENT

FOR VALUE RECEIVED            hereby sells, assigns and transfers unto            the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint           , attorney, to transfer said Warrant on the books of Nephros, Inc.

Dated:	Signature:
Address:

PARTIAL ASSIGNMENT

FOR VALUE RECEIVED            hereby assigns and transfers unto            the right to purchase           shares of the Common Stock, $0.001 par value per share, of Nephros, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint           , attorney, to transfer that part of said Warrant on the books of Nephros, Inc.

Dated:	Signature:
Address:

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Exhibit J

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 19, 2007, among NEPHROS, INC., a Delaware corporation (the “Company”), and holders of securities of the Company listed as Investors on Schedule 1 attached hereto (collectively, the “Holders”).

WHEREAS, the Holders are the beneficial owners of certain securities issued by the Company; and

WHEREAS, the Company and the Holders deem it to be in their respective best interests to set forth the rights of the Holders in connection with Registrable Securities (as defined below).

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Holders, intending legally to be bound, hereby agree as follows.

Section 1.  Definitions.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any person means any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person.

“Automatic Conversion Date” shall mean the twenty-first (21st) day after the Company sends or gives its stockholders a definitive Schedule 14C information statement.

“Business Day” shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, regulation or executive order to close.

“Class D Warrants” shall mean the Class D Warrants for the purchase of shares of Common Stock of the Company.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company.

“Conversion Amount” shall mean the principal amount of the Note and all accrued but unpaid interest thereon as of the Automatic Conversion Date.

“Effectiveness Date” shall mean, with respect to the Initial Resale Registration Statement, the one hundred eightieth (180th) day following the Filing Date; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

“Effectiveness Period” shall have the meaning set forth in Section 3(a). “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Exchanged Notes” shall mean 10% Secured Convertible Notes due 2008 convertible into shares of Common Stock.

“Filing Date” shall mean, subject to Section 3(b) hereof, the sixtieth (60th) day after the date the Company files a definitive Schedule 14C information statement with the SEC; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

“Holder” shall have the meaning assigned to such term in the preamble hereof.

“Initial Resale Registration Statement” shall mean the Registration Statement referred to in Section 3(a).

“Losses” shall have the meaning set forth in Section 5(a).

“Notes” shall mean the Exchanged Notes and the Purchased Notes.

“Person” shall mean an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

“Placement Agent Warrants” shall mean, collectively, each Placement Agent Warrant for the Purchase of Shares of Common Stock issued by the Company of even date with the Class D Warrants.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Purchased Notes” shall mean the 10% Secured Convertible Notes due 2008 convertible into shares of the Company’s Common Stock and Class D Warrants.

“Registrable Securities” shall mean (i) shares of Common Stock issuable upon conversion of the Notes or exercise of Class D Warrants, and (ii) any other securities issued as a result of, or in connection with, any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the Common Stock referred to above.

“Registration Statement” shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Resale Registration Statement” shall have the meaning set forth in Section 3(b) hereof.

“Restricted Securities” shall have the meaning set forth in Section 2 hereof.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“Rule 415” shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

“SEC” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

“Underwritten Offering” shall mean a registered offering in which securities of the Company are sold to an underwriter for reoffering to the public.

Section 2.  Securities Subject to this Agreement.  The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Restricted Security cannot thereafter become a Restricted Security. As used herein, a Restricted Security shall cease to be a Restricted Security, and will no longer be a Registrable Security hereunder, when: (i) it has been registered under the Securities Act, the registration statement in connection therewith has been declared effective and it has been disposed of pursuant to such effective registration statement; (ii) it is eligible to be sold or distributed pursuant to Rule 144 within any consecutive three month period (including, without limitation, pursuant to Rule 144(k)) without volume limitations; or (iii) it shall have ceased to be outstanding.

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Section 3.  Required Resale Registration

(a) On or prior to the Filing Date, the Company shall prepare and file with the SEC an initial “resale” Registration Statement (once declared effective by the SEC, the “Initial Resale Registration Statement”) providing for the resale of (i) all Registrable Securities, and (ii) the other securities set forth in Schedule 3(a) hereto (the “Other Registrable Securities”; provided, such securities shall cease to be Other Registrable Securities if the warrants pursuant to which such securities may be purchased expire without being exercised) for an offering to be made on a continuous basis pursuant to Rule 415. The Initial Resale Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith and with the Securities Act and the rules promulgated thereunder). Such Initial Resale Registration Statement shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall use its commercially reasonable best efforts to cause the Initial Resale Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Initial Resale Registration Statement continuously effective under the Securities Act until all of the Registrable Securities have ceased to be Restricted Securities (the “Effectiveness Period”). The Company shall immediately notify the Holders via facsimile or electronic mail of the effectiveness of the Initial Resale Registration Statement on the same trading day that the Company telephonically confirms effectiveness with the SEC, which date shall be the date effectiveness of the Initial Resale Registration Statement is granted by the SEC.

(b) Notwithstanding anything to the contrary set forth in this Section 3, in the event it is determined that the Company is unable to register all of the Registrable Securities and Other Registrable Securities in the Initial Resale Registration Statement in order to comply with applicable securities rules and regulations, including, without limitation, Rule 415, then the Company shall register in the Initial Resale Registration Statement such number of Registrable Securities and Other Registrable Securities determined on a pro rata basis among the Holders thereof and the holders of Other Registrable Securities. The Company will use its commercially reasonable best efforts to register the remaining Registrable Securities and Other Registrable Securities as soon as reasonably practicable on additional “resale” Registration Statement(s) (each, an “Additional Resale Registration Statement” and together with the Initial Resale Registration Statement, the “Resale Registration Statement”) after such registration is permitted, in each case in accordance with applicable securities rules and regulations and including such number of Registrable Securities and Other Registrable Securities determined on a pro rata basis among the Holders of the Registrable Securities and the holders of the Other Registrable Securities, until all Registrable Securities and Other Registrable Securities have been registered. The number of Registrable Securities to be included in any Resale Registration Statement shall be equal to the total number of securities that may be included in such Resale Registration Statement multiplied by a fraction, the numerator of which is the total number of Registrable Securities and the denominator of which is the sum of the total number of Registrable Securities and the number of Other Registrable Securities, in each case as of the filing of such Resale Registration Statement. The actual Registrable Securities to be included in any Resale Registration Statement shall be determined in the following order: (i) first, the shares of Common Stock issuable upon conversion of the Notes shall be registered on a pro rata basis among the holders of the Notes, and (ii) second, the shares of Common Stock issuable upon exercise of the Class D Warrants shall be registered on a pro rata basis among the holders of the Class D Warrants. The actual Other Registrable Securities to be included in any Resale Registration Statement shall be allocated among the holders of the Other Registrable Securities on a pro rata basis. For purposes of this Section 3(b), “Filing Date” means with respect to each Additional Resale Registration Statement filed pursuant hereto, the later of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the Initial Resale Registration Statement or any Additional Resale Registration Statement and (ii) six (6) months following the effective date of the Initial Resale Registration Statement or any Additional Resale Registration Statement, as applicable, or such earlier date as permitted by the SEC. The Company shall immediately notify the Holders via facsimile or electronic mail of the effectiveness of any Additional Resale Registration Statement on the same trading day that the Company telephonically confirms effectiveness with the SEC, which date shall be the date effectiveness of any such Additional Resale Registration Statement is granted by the SEC.

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(c) The Company and the Holders agree that the Holders will suffer damages if the Initial Resale Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Initial Resale Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date and to the extent that the Holders owning a majority of the outstanding Registrable Securities have not waived the application of this Section 3(c), for each thirty (30) day period after the Effectiveness Date or portion thereof during which the Initial Resale Registration Statement has not been declared effective, the Company shall pay an amount as liquidated damages to each Holder, payable in cash, equal to (i) one percent (1.0%) of the amount of such Holder’s Conversion Amount for each of the first ten (10) 30-day periods after the Effectiveness Date and two percent (2%) of the amount of such Holder’s Conversion Amount for each 30-day period thereafter, until the Initial Resale Registration Statement is declared effective by the SEC. Liquidated damages payable by the Company pursuant to this Section 3(c) shall be payable on the first (1st) Business Day of each thirty (30) day period following the Effectiveness Date. If the Company fails to pay any liquidated damages pursuant to this Section 3(c) in full within ten (10) business days after the date payable, the Company will pay interest thereon at a rate of fifteen percent (15%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. In the event the Initial Resale Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date, the Holders’ sole remedy shall be receipt of the liquidated damages payable pursuant to this Section 3(c); provided, nothing in this Section 3(c) shall limit the Holders’ right to specific performance of the Company’s obligations under this Agreement. For the avoidance of doubt: (x) if the Initial Resale Registration Statement is declared effective on or before the Effectiveness Date, no liquidated damages will be payable for any Holder’s Conversion Amount that corresponds to Registrable Securities not permitted to be included in the Initial Resale Registration Statement by applicable securities rules and regulations, and (y) otherwise, after the Initial Resale Registration Statement is declared effective by the SEC no further liquidated damages will be payable for any Holder’s Conversion Amount that corresponds to Registrable Securities not permitted to be included in the Initial Resale Registration Statement by applicable securities rules and regulations.

(d) As a condition to the inclusion of its Registrable Securities in any Resale Registration Statement, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(e) In connection with the Company’s registration obligations hereunder, the Company shall:

(A) Prepare and file with the SEC such amendments, including post-effective amendments, to the Resale Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Resale Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 of the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to such Resale Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Resale Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in the Resale Registration Statement as so amended or in such Prospectus as so supplemented.

(B) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible and (if requested by any such Holder) confirm such notice in writing no later than one trading day following the day (i)(X) when a Prospectus or any Prospectus supplement or post-effective amendment to the Resale Registration Statement is filed; and (Y) with respect to the Resale Registration Statement or any post-effective

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amendment, when the same has become effective; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Resale Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Resale Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Resale Registration Statement ineligible for inclusion therein or any statement made in the Resale Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Resale Registration Statement, Prospectus or other documents so that, in the case of the Resale Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that any and all of such information provided pursuant to clause (v) above shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(C) Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Resale Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(D) Furnish to each Holder, upon written request of such Holder, without charge, at least one conformed copy of the Resale Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference).

(E) Promptly deliver to each Holder, upon written request of such Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holders may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(e)(B).

(F) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Resale Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(G) If requested by the Holders, use its commercially reasonable best efforts to cause its transfer agent to prepare and deliver certificates representing Registrable Securities to a transferee pursuant to the Resale Registration Statement within three (3) trading days of delivery to the transfer agent of certificates

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bearing restrictive legends, which certificates shall be free, to the extent permitted by the Subscription Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(H) Upon the occurrence of any event contemplated by Section 3(e)(B), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Resale Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Resale Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(e)(B) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(e)(H) to suspend the availability of the Resale Registration Statement and Prospectus for a period not to exceed 90 days (which need not be consecutive days) in any 365-day period.

(I) Comply in all material respects with all applicable rules and regulations of the SEC and the American Stock Exchange (or any successor entity or any other national securities exchange or automated quotation system on which the Common Stock is then listed or quoted).

(J) If requested by a Holder, the Company shall (i) as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as is reasonably required to be included therein relating to any proposed sale and distribution of Registrable Securities by such Holder, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) as soon as reasonably practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(K) Unless waived by Holders owning a majority of the outstanding Registrable Securities, include in such Resale Registration Statement, amendment thereto, or prospectus or prospectus supplement all material non-public information made available by the Company to any Holder prior to the filing thereof, except for material non-public information made available to a Holder to whom knowledge of a member of the Board of Directors of the Company is attributable.

(f) Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities pursuant to a Resale Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(g) Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Agreement are not transferable on the books of the Company unless the stock certificate submitted to the Company’s transfer agent evidencing such Registrable Securities is accompanied, if requested by the transfer agent, by a certificate reasonably satisfactory to the transfer agent to the effect that (i) the Registrable Securities have been sold in accordance with such Resale Registration Statement and (ii) the requirement of delivering a current Prospectus has been satisfied.

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(h) Holder shall not take any action with respect to any distribution deemed to be made pursuant to such Resale Registration Statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

Section 4.  Registration Expenses.  All expenses incident to the Company’s performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Resale Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) all reasonable fees and expenses of compliance with federal securities and state blue sky or securities laws; (iii) all reasonable expenses of printing (including printing Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for the Company; (v) all applications and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) Securities Act liability insurance, if the Company so desires such insurance and (vii) all reasonable fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). Notwithstanding anything in this Section 4 to the contrary, the Company shall not be required to pay any underwriting discounts, commissions or transfer taxes, if any, relating to the sale or disposition of any Holder’s Restricted Securities.

The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

Section 5.  Indemnification.

(a) Indemnification by the Company.  To the fullest extent permitted by law, the Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder of the Registrable Securities (including, its officers, directors, members, partners, agents, brokers, investment advisors and employees of each of them) and each person controlling such Holder within the meaning of Section 15 of the Securities Act (including the officers, directors, members, partners, agent and employees of each such controlling person), with respect to which any registration has been effected pursuant to this Agreement, against all claims, losses, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, reasonable attorneys’ fees and disbursements) and expenses (collectively, “Losses”), as incurred, including any Losses incurred in settlement of any litigation, commenced or threatened (subject to Subsection 5(c) below), arising out of or based on any untrue or alleged untrue statement of a material fact contained in any Resale Registration Statement, Prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; provided, that the Company shall not be liable in any such case to the extent that any untrue or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Holder and stated to be specifically for use in preparation of such Resale Registration Statement, Prospectus or offering circular; provided, further, that the Company shall not be liable in any such case where the Losses arise out of, or are related to, the failure of any Holder to comply with the covenants and agreements contained in this Agreement. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if so requested. The Company shall notify the Holders promptly of the institution, threat or assertion of any legal proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Holders of Registrable Securities.  In connection with any Resale Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Resale Registration Statement or Prospectus. Each Holder will severally and not jointly, if Registrable Securities held by such Holder are included in the securities as to which such registration is being

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effected, indemnify the Company, each of its directors and officers, each underwriter of an underwritten offering of the Registrable Securities in which such Holder participates, each other Holder whose Securities are included in such Resale Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act (collectively, “Holder Indemnitees”), against all Losses, as incurred, including any Losses incurred in settlement of any litigation, commenced or threatened (subject to Subsection 5(c) below), arising out of, or based on, any untrue or alleged untrue statement of a material fact contained in any Resale Registration Statement, Prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made in reliance upon and in conformity with written information and/or affidavits furnished to the Company by or on behalf of such Holder; provided, that the indemnity shall not apply to the extent that such Losses result from the fact that a current copy of the Prospectus was not made available to the Holders and such current copy of the Prospectus would have cured the defect giving rise to such Losses. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities covered by such Resale Registration Statement giving rise to such indemnification obligation. The Holder Indemnitees shall be entitled to receive indemnities from underwriters participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such underwriters specifically for inclusion in any Registration Statement, Prospectus or offering circular.

(c) Conduct of Indemnification Proceedings.  Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party’s choice; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (B) a written opinion of counsel reasonably acceptable to the indemnifying party, asserts that a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the indemnified Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to entry of any judgment or enter into any settlement unless (x) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and (y) the only consequence to the indemnified party under such judgment or settlement is the creation of an obligation to pay money damages, all of which are being satisfied by the indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

(d) Contribution.  If for any reason the indemnification provided for in Subsection 5(a) or Subsection 5(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Subsection 5(a) and Subsection 5(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Holder has

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otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

Section 6.  Participation in Underwritten Registrations.

(a) One or more Holders may elect to retain an underwriter to conduct an Underwritten Offering of all or a portion of the Registrable Securities held by such Holders. In the event any Holders elect to conduct an Underwritten Offering, each other Holder shall be entitled to participate in such Underwritten Offering subject to Subsection 6(b) below.

(b) No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Holders of a majority of the Registrable Securities included in such Underwritten Offering and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 6 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

(c) Nothing in this Section 6 (i) shall obligate the Company to pay any underwriting discounts or commissions in connection with any underwritten offering of Registrable Securities, or (ii) entitle the Holders to select the underwriter of any underwritten primary offering of securities by the Company.

Section 7.  Rule 144.  The Company agrees with each Holder, for so long as any Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of such Holder in connection with any sale thereof and any prospective purchaser of such Restricted Securities designated by the Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to use reasonable efforts to make all filings required thereby in a timely manner in order to permit resales of such Restricted Securities pursuant to Rule 144.

Section 8.  Legend.  Each Holder consents to the placing of the following legend on all certificates representing shares of Registrable Securities and on any certificate issued at any time in exchange or substitution for any certificate bearing such legend, for so long as the securities represented thereby are Registrable Securities:

THIS CERTIFICATE IS ISSUED SUBJECT TO THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT, AND ANY TRANSFEREE OF THIS CERTIFICATE OR OF THE SHARES REPRESENTED BY IT SHALL BE BOUND BY THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE WITH, AND AVAILABLE FROM, THE SECRETARY OF NEPHROS, INC.

Section 9.  Delay Periods; Suspension of Sales.  Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Resale Registration Statement and Prospectus contemplated herein during (i) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed one 45-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable; provided, however, the aggregate number of days that such suspensions may apply during any 365-day period is 90 days. In the event of a delay period or suspension, the Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. Nothing in this Section 9 shall operate to extend the Effectiveness Date.

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Section 10.  Miscellaneous.

(a) Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities; provided, however, that no such amendment, modification, supplement, waiver, consent or departure shall distinguish between Holders or groups of Holders unless any Holder adversely affected thereby shall have consented thereto in writing.

(b) Notices.  Except where expressly stated otherwise herein, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered, return receipt requested), or air courier guaranteeing overnight delivery:

(i) if to any Holder, at the address for such Holder set forth on the records of the Company; and

(ii) if to the Company,

Nephros, Inc. 3960 Broadway New York, New York 10032 Attention: President

With a copy to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

The address or person or entity to whose attention any notice or communication shall be given may be changed by notice to the other parties in accordance with the provisions of this Section 10(b).

(c) Successors and Assigns; Third Party Beneficiaries.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of each Holder, and it is not the intention of the parties to confer upon any other person or entity any rights or remedies, except the rights, remedies, obligations and liabilities of Section 5 herein shall be conferred upon National Securities Corporation, Dinosaur Securities, LLC, and registered persons of such entities that own Placement Agent Warrants to the same extent as if they were Holders hereunder and their shares issuable upon exercise of Placement Agent Warrants and included in any Resale Registration Statement were Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders of a majority of the outstanding Registrable Securities. Each Holder may assign its respective rights hereunder to any Person. If any transferee of a Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and such person shall be entitled to receive the benefits hereof.

(d) Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e) Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

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(f) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF THE CONFLICT OF LAWS THEREOF.

(g) Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(h) Jurisdiction; Forum.  Each party hereto consents and submits to the exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement, and agrees that all suits, actions and proceedings brought by such party hereunder shall be brought only in such jurisdictions. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 10(b), addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

(i) Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to registration rights granted with respect to Registrable Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(j) Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(k) Attorneys’ Fees.  In the event of any litigation or other proceeding concerning this Agreement or the transactions contemplated hereby, including any such litigation or proceeding with respect to the enforcement of this Agreement against any defaulting party, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding.

(l) Inclusion of Placement Agent Shares.  The parties hereto agree that the shares of Common Stock issuable pursuant to the Placement Agent Warrants may be included in the Resale Registration Statements. For purposes of making allocations pursuant to Section 3(b), such shares shall be treated as “Registrable Securities” and as “shares of Common Stock issuable upon exercise of the Class D Warrants” and the holders of such warrants shall be treated as “holders of the Class D Warrants”.

[SIGNATURE PAGE FOLLOWS IMMEDIATELY]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

NEPHROS, INC.

By:	/s/ Norman J. Barta
Name:     Norman J. Barta

Title:	President and Chief Executive Officer

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INITIAL HOLDER: Southpaw Credit Opportunity
Master Fund LP
By: Southpaw GP LLC

By:	/s/ Kevin Wyman
Name:     Kevin Wyman

Title:	Managing Member

Address for Notices:
c/o Southpaw Asset Management LP

     4 Greenwich Office Park
(Street Address)

     Greenwich, CT 06831
(City)          (State/Country)          (Zip Code)

Attention: Bob Thompson

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INITIAL HOLDER: Lambda Investors LLC

By:	/s/ Arthur Amron
Name:     Arthur Amron

Title:	Vice President

Address for Notices:
c/o Wexford Capital LLC

     411 West Putnam Avenue
(Street Address)

     Greenwich, CT 06830
(City)          (State/Country)          (Zip Code)

Attention:  Arthur Amron

14

INITIAL HOLDER: GPC 76, LLC
By: Southpaw Asset Management LP

By:	Kevin Wyman
Name:     Kevin Wyman

Title:	Investment Manager

Address for Notices:
c/o Southpaw Asset Management LP

     4 Greenwich Office Park
(Street Address)

     Greenwich, CT 06831
(City)          (State/Country)          (Zip Code)

Attention: Bob Thompson

15

INITIAL HOLDER: 3V Capital Master Fund Ltd.
By: 3V Capital Management LLC

By:	/s/ Scott A. Stagg
Name:     Scott A. Stagg

Title:	Managing Member

Address for Notices:

     3 Greenwich Office Park
(Street Address)

     Greenwich, CT 06831
(City)          (State/Country)          (Zip Code)

Attention: Mark Focht

16

INITIAL HOLDER: Distressed/High Yield Trading Opportunities Ltd.
By: Eliteperformance Fund, Ltd.

By:	/s/ Scott A. Stagg
Name:     Scott A. Stagg

Title:	Portfolio Manager

Address for Notices:

     3 Greenwich Office Park
(Street Address)

     Greenwich, CT 06831

(City)	(State/Country)	(Zip Code)

Attention: Mark Focht

17

INITIAL HOLDER: Lewis P. Schneider

By:	/s/ Lewis P. Schneider
Name:     Lewis P. Schneider

Title:

Address for Notices:

     10 Dunmore Road
(Street Address)

     New City, NY 10956

(City)	(State/Country)	(Zip Code)

Attention: Lewis P. Schneider

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INITIAL HOLDER: Kudu Partners, L.P.

By:	/s/ Brian P. Lupien
Name:     Brian P. Lupien

Title:	Treasurer

Address for Notices:

     1900 Country Road 124
(Street Address)

     Hesperus, CO 81326

(City)	(State/Country)	(Zip Code)

Attention: Bill Lupien

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INITIAL HOLDER: LJHS Company

By:	/s/ Jack A. McLeod
Name:     Jack A. McLeod

Title:	Agent

Address for Notices:

     50 No. Sierra St., Palladio Apt. 1313
(Street Address)

     Reno, NV 89501-1340

(City)	(State/Country)	(Zip Code)

Attention: Jack McLeod

20

INITIAL HOLDER: Enso Global Equities
Partnership, LP

By:	/s/ Joshua A. Fink
Name:     Joshua A. Fink

Title:	Director of GP

Address for Notices:

     540 Madison Avenue, 18th Floor
(Street Address)

     New York, NY 10022

(City)	(State/Country)	(Zip Code)

Attention: Salina Love

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SCHEDULE 1

Investor	Registrable Securities

Lambda Investors LLC	Common Stock issuable upon exercise of $10,000,000 aggregate principal amount of Series A 10% Secured Convertible Notes due 2008 and Common Stock issuable upon exercise of Class D Warrants to purchase Common Stock
Enso Global Equities Partnership LP	Common Stock issuable upon exercise of $2,400,000 aggregate principal amount of Series A 10% Secured Convertible Notes due 2008 and Common Stock issuable upon exercise of Class D Warrants to purchase Common Stock
GPC 76, LLC	Common Stock issuable upon exercise of $176,500 aggregate principal amount of Series A 10% Secured Convertible Notes due 2008 and Common Stock issuable upon exercise of Class D Warrants to purchase Common Stock
Lewis P. Schneider	Common Stock issuable upon exercise of $100,000 aggregate principal amount of Series A 10% Secured Convertible Notes due 2008 and Common Stock issuable upon exercise of Class D Warrants to purchase Common Stock
Southpaw Credit Opportunity Master Fund L.P.	Common Stock issuable upon exercise of $2,038,461.54 aggregate principal amount of Series B 10% Secured Convertible Notes due 2008
3V Capital Master Fund Ltd.	Common Stock issuable upon exercise of $1,528,846.15 aggregate principal amount of Series B 10% Secured Convertible Notes due 2008
Distressed/High Yield Trading Opportunities Ltd.	Common Stock issuable upon exercise of $1,528,846.15 aggregate principal amount of Series B 10% Secured Convertible Notes due 2008
Kudu Partners, L.P.	Common Stock issuable upon exercise of $101,923.08 aggregate principal amount of Series B 10% Secured Convertible Notes due 2008
LJHS Company	Common Stock issuable upon exercise of $101,923.08 aggregate principal amount of Series B 10% Secured Convertible Notes due 2008

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SCHEDULE 3(a)

Other Registrable Securities

23

EXHIBIT A

Form of Counterpart Signature Page

IN WITNESS WHEREOF, the undersigned has caused this counterpart to the Registration Rights Agreement among Nephros, Inc. and the Holders (as defined therein), dated as of           , 2007, as amended from time to time, to be duly executed and delivered as of           ,           .

[          ], as an additional Holder

By:
Name:

Title:

Notice Address:

Attention:
Tel:      (          )           -
Fax:      (          )           -

Accepted and agreed to as of the
           day of           ,           :

NEPHROS, INC.

By:
Name:

Title:

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Exhibit K

INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of September 19, 2007, is entered into by and among NEPHROS, INC., a Delaware corporation (the “Company”), LAMBDA INVESTORS LLC, a Delaware limited liability company (“Lambda”), and the other parties named on the signature pages to this Agreement or who subsequently become a party to this Agreement in accordance with the terms hereof (collectively, the “Covered Holders”).

WHEREAS, to induce Lambda to make an investment in the Company, the Company and Covered Holders have agreed to cause two individuals having reasonably appropriate experience and background designated by Lambda from time to time (the “Lambda Nominees”) to be elected to the Board of Directors of the Company (the “Board”); and

WHEREAS, the parties hereto desire to enter into this Agreement to provide for the election of the Nominees and to address certain matters relating to the service of the Lambda Nominees as members of the Board.

NOW THEREFORE, in consideration of the foregoing and the covenants and agreements contained in this Agreement, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Board Representation.

(a) The Company, Lambda and the Covered Holders shall take such corporate actions as may be required to ensure that the number of directors constituting the Board is at all times no greater than seven (7) or such greater number as Lambda shall have agreed to in writing, provided, that a unanimous written consent of the Board, including the consent of the Lambda Nominees, shall constitute a writing for such purposes, and provided further, that a writing shall not be required if a majority of the directors on the Board approve a resolution at a Board meeting to increase the size of the Board and the Lambda Nominees vote in the majority.

(b) Lambda shall be entitled to (i) nominate the Lambda Nominees to the Board to serve as directors until their respective successor(s) are elected and qualified, (ii) nominate each successor to the Lambda Nominees, provided that any successor shall have reasonably appropriate experience and background, and (iii) direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii).

(c) Each nomination or any direction to remove from the Board any Lambda Nominee shall be made by delivering to the Company a notice signed by Lambda. As promptly as practicable, but in any event within ten (10) days after delivery of such notice, the Company shall take or cause to be taken such corporate actions as may be reasonably required to cause the election or removal proposed in such notice. Such corporate actions may include calling a meeting or soliciting a written consent of the Board, or calling a meeting or soliciting a written consent of the stockholders of the Company.

(d) Upon the written request of Lambda, the Company and each Covered Holder shall take such actions as may be reasonably required to cause the persons then serving on the Board based on the nomination of Lambda to be appointed to the board of directors (or similar governing body) of all direct and indirect subsidiaries of the Company.

2. Voting Agreement.

(a) Each Covered Holder covenants and agrees to vote all common stock, par value $.001 per share of the Company (“Common Stock”), and any other capital stock or other securities of the Company held by such Covered Holder that are entitled to vote in the election of the Board (“Voting Securities”) for the election to the Board of the Lambda Nominees in accordance with Section 1(b) and for the removal from the Board of the Lambda Nominees proposed to be removed in accordance with Section 1(b) and shall take all actions required on its behalf to give effect to the agreements set forth in this Section 2.  Each Covered Holder covenants and agrees not to vote any Voting Securities for the removal of any Lambda Director except pursuant to direction from Lambda pursuant to Section 1(b)(iii).

(b) Each Covered Holder hereby grants to Lambda an irrevocable proxy, coupled with an interest, authorizing Lambda to act as proxy of such Covered Holder, with full powers of substitution and resubstitution, and hereby authorizes Lambda to vote, give consents and in all other ways act in such Covered Holder’s place with respect to all Voting Securities held by such Covered Holder in connection with such Covered Holder’s agreements contained in this Section 2 to vote in favor of or for the removal of the Lambda Nominees, which proxy shall be valid and remain in effect until the termination of this Agreement.

3. Vacancies and Removal.

(a) The Lambda Nominees designated pursuant to Section 1(b) will be elected at any annual or special meeting of the stockholders of the Company (or by written consent in lieu of a meeting of the stockholders) and will serve until their successors are duly elected and qualified or until their earlier resignation or removal.

(b) In the event a vacancy is created on the Board by reason of the death, removal or resignation of any Lambda Nominee, Lambda shall be entitled to nominate a successor Lambda Director having reasonably appropriate experience and background and such vacancy shall be filled in accordance with the procedures set forth in Section 1(c).

4. Meetings; Expenses; Compensation; Insurance.

(a) The Company shall convene meetings of the Board at least once every three months. Upon any failure by the Company to convene any meeting required by this paragraph, a Lambda Director shall be empowered to convene such meeting.

(b) The Lambda Nominees shall be entitled to compensation and reimbursement for expenses on the same terms as other directors of the Company who are not officers or employees of the Company.

(c) The Company shall maintain a directors’ and officers’ policy of insurance in the amount of at least $7,000,000 per occurrence covering all directors.

5. Business Opportunities.

(a) In anticipation of Lambda becoming, indirectly or directly, a substantial stockholder of the Company, and in recognition of (i) the benefits to be derived by the Company through its continued contractual, corporate and business relations with Lambda (including the services of officers, directors, partners, managers, employees or affiliates of Lambda (collectively, “Lambda Persons”) as directors of the Company) and (ii) the difficulties attendant to any director who desires and endeavors fully to satisfy such director’s fiduciary duties, in determining the full scope of such duties in any particular situation, the provisions of this Section 5 are set forth to regulate, define and guide the conduct of certain affairs of the Company as they may involve Lambda and any Lambda Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and stockholders in connection therewith.

(b) Except as Lambda may otherwise agree in writing, Lambda shall have the right to (i) engage, directly or indirectly, in the same or similar business activities or lines of business as the Company and (ii) do business with any client, competitor or customer of the Company, with the result that the Company shall have no right in or to such activities or any proceeds or benefits therefrom, and neither Lambda nor any Lambda Person (except as provided in Section 5(c)) shall be liable to the Company or its stockholders for breach of any fiduciary duty by reason of any such activities of Lambda or of such Lambda Person’s participation therein. A Lambda Person who is serving as an officer or director of the Company may not, at the same time, serve as an officer or director of any entity whose principal business activity is (i) the development or sale of medical devices for the treatment of end stage renal disease or (ii) water filtration. In the event that Lambda or any Lambda Person acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both Lambda and the Company other than in the case of a director-related opportunity, Lambda and such Lambda Person shall have no duty to communicate or present such corporate opportunity to the Company and the Company hereby renounces any interest or expectancy it may have in such corporate opportunity, with the

2

result that Lambda or such Lambda Person shall not be liable to the Company or its stockholders for breach of any fiduciary duty, including for breach of any fiduciary duty as a director or stockholder of the Company, by reason of the fact that Lambda pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person or entity, or does not present such corporate opportunity to the Company.

(c) In the event that a director of the Company who is a Lambda Person acquires knowledge of a potential transaction or matter that may be a corporate opportunity for both the Company and Lambda, such corporate opportunity shall belong to Lambda, and the Company hereby renounces any interest or expectancy it may have in such corporate opportunity, unless such corporate opportunity is a director-related opportunity, in which case such corporate opportunity shall belong to the Company.

(d) For the purposes of this Section 5, “corporate opportunities” shall not include any business opportunities that the Company is not financially or contractually able to undertake, or that are, from their nature, not in the line of the Company’s business or are of no practical advantage to it or that are ones in which the Company has no interest or reasonable expectancy. For the purposes of this Section 5, a “director-related opportunity” means a potential transaction or matter that may be a corporate opportunity for both the Company and Lambda where knowledge of such corporate opportunity is made known to a Lambda Person who is serving as a director of the Company as a result of his serving as a director of the Company prior to (x) Lambda or any other Lambda Person acquiring knowledge of such corporate opportunity, or (y) such Lambda Person acquiring knowledge of such corporate opportunity other than as a result of such Lambda Person’s serving as a director.

(e) For purposes of this Section 5 only, the “Company” shall mean the Company and all corporations, partnerships, joint ventures, associations and other entities in which the Company beneficially owns (directly or indirectly) fifty percent (50%) or more of the outstanding voting stock, voting power or similar voting interests.

(f) Neither the Company nor any Covered Holder will take any action to approve any amendment to the Certificate of Incorporation or Bylaws of the Company that is inconsistent with any provision of this Section 5.

6. Joinder Agreements; Transfers.

(a) Except as Lambda may otherwise agree in writing, the Company shall require each person or entity who subscribes for or otherwise purchases any newly issued capital stock of the Company, securities convertible into or exchangeable for shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock (collectively, “Equity Securities”), other than Excluded Securities (as defined below), after the date hereof, as a condition to the effectiveness of such subscription or purchase, to execute a joinder to this Agreement, substantially in the form attached hereto as Exhibit A (the “Joinder Agreement”), agreeing to be treated as a Covered Holder, whereupon such Person shall be a party to and bound by the provisions of this Agreement. For purposes of this paragraph, “Excluded Securities” means (i) options granted to directors, officers, bona fide consultants and employees of the Company issued pursuant to an employee benefit plan of the Company and shares of capital stock at any time issuable upon the exercise of such options, (ii) shares of capital stock issuable upon conversion of the Company’s Series A 10% Secured Convertible Notes Due 2008 or Series B 10% Secured Convertible Notes Due 2008, (iii) warrants issuable upon conversion of the Company’s Series A 10% Secured Convertible Notes Due 2008 and shares of capital stock at any time issuable upon the exercise of such warrants, (iv) shares of Common Stock issuable upon the exercise of options, warrants or other securities exchangeable or exercisable for, or convertible into, shares of capital stock that are outstanding as of the date hereof, (v) shares of capital stock issued by the Company in an underwritten public offering and (vi) Equity Securities issued after the date hereof to give effect to any stock dividend or distribution, stock split, reverse stock split or combination or other similar pro rata recapitalization event affecting capital stock.

(b) From the date hereof until two (2) regular annual meetings of stockholders of the Company at which directors of the Company are elected have been conducted, no Covered Holder shall sell, transfer, assign, pledge, hypothecate or otherwise dispose of any Equity Securities (each, a “Transfer”), and the Company shall not record any such Transfer, unless and until the transferee (unless already subject to this Agreement)

3

executes and delivers to the Company a Joinder Agreement, agreeing to be treated in the same manner as the Covered Holder. Upon such Transfer and such execution and delivery, the transferee shall be a party to and bound by this Agreement with respect to the transferred Equity Securities in the same manner as the transferring Covered Holder. The provisions of this Section 6(b) shall apply to all Equity Securities now owned or hereafter acquired by a Covered Holder. Any Transfer of Equity Securities by a Covered Holder not made in accordance with this Section 6(b) shall be void ab initio. The provisions of this Section 6(b) shall not apply to any sale of shares of Common Stock by a Covered Holder pursuant to an effective registration statement or Rule 144.

7. Legend.  Each certificate representing Equity Securities held by a Covered Person shall, in addition to any other legends otherwise required, bear a legend substantially in the following form:

“THE SALE, TRANSFER, ASSIGNMENT, PLEDGE OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OBLIGATIONS OF THE HOLDER OF SUCH SECURITIES IN RESPECT OF THE ELECTION OF DIRECTORS ARE SUBJECT TO AN INVESTOR RIGHTS AGREEMENT DATED AS OF SEPTEMBER 19, 2007 (AS IT MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG NEPHROS, INC. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF NEPHROS, INC.

Each Covered Holder hereby agrees to promptly deliver to the Company upon execution of this Agreement any certificates representing Equity Securities for the purpose of adding the foregoing legend to such certificates.

8. Termination.  This Agreement shall automatically terminate on the first day that the aggregate number of shares of Common Stock held by Lambda or any Lambda Transferee (as defined below), or issuable to Lambda or any Lambda Transferee upon the exercise or conversion of Equity Securities held by Lambda or such Lambda Transferee (whether or not then exercisable or convertible), represents less than ten percent (10%) of the sum of the issued and outstanding shares of Common Stock of the Company plus the number of shares of Common Stock issuable to Lambda or any Lambda Transferee upon the exercise or conversion of Equity Securities held by Lambda (whether or not then exercisable or convertible). In addition, Lambda may unilaterally terminate this Agreement at any time by giving written notice of such termination to the Company. Upon the termination of this Agreement, the Company shall give notice of such termination to Lambda and the Covered Holders and the Covered Holders shall be entitled, upon the surrender of any certificates representing Equity Securities that bear the legend set forth in Section 7, to receive a replacement certificate representing such Equity Securities that does not bear such legend.

9. Representations and Warranties.  Each of the Covered Holders hereby makes the following representations and warranties to Lambda with respect solely to itself and not with respect to any other Covered Holder:

(a) This Agreement has been duly executed and delivered by each Covered Holder and constitutes the legal, valid and binding obligation of each Covered Holder, enforceable against such Covered Holder in accordance with its terms.

(b) Neither the execution, delivery nor performance of this Agreement by each Covered Holder violates or conflicts with, creates (with or without the giving of notice or the lapse of time, or both) a default under or a lien or encumbrance upon any of such Covered Holder’s assets or properties pursuant to, or requires the consent, approval or order of any government or governmental agency or other person or entity under (i) any note, indenture, lease, license or other agreement to which such Covered Holder is a party or by which it or any of its assets or properties is bound or (ii) any statute, law, rule, regulation or court decree binding upon or applicable to such Covered Holder or its assets or properties. If such Covered Holder is not a natural person, the execution, delivery and performance by such Holder of this Agreement, have been duly authorized by all necessary corporate or other action on behalf of such Covered Holder and such execution, delivery and

4

performance does not and will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of such Holder.

10. Miscellaneous.

(a) This Agreement, including the exhibits hereto, sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and the provisions hereof may be amended or waived, only by a written instrument duly executed by the party to be charged; provided, that this Agreement may be amended by a written instrument duly executed by the Company, Lambda and Covered Holders holding a majority of all shares of Common Stock then held by the Covered Holders. Notwithstanding the foregoing, no such amendment, modification, supplement, waiver, consent or departure shall distinguish between Covered Holders or groups of Covered Holders unless any Covered Holder adversely affected thereby shall have consented thereto in writing.

(b) Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar guaranteed overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given,

(i) if to the Company,

Nephros, Inc.
3960 Broadway
New York, New York 10032
Attn: President

(ii) with a copy to,

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attention: Thomas D. Balliett, Esq.

(ii) if to any other party, at the address of such party set forth on the stock transfer records of the Company or its transfer agent,

or in any case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10(b). Any notice given by means permitted by this Section 10(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 10(b).

(c) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Lambda. Lambda may assign its rights, or a portion thereof, to any person or entity to whom it Transfers Equity Securities, provided that such transferee agrees in writing to be bound, with respect to the Transferred Equity Securities, by the provisions of this Agreement. A person or entity to whom rights under this Agreement have been assigned by Lambda (either simultaneous with or subsequent to a Transfer of Equity Securities) is referred to herein as a “Lambda Transferee”; however, a person or entity to whom Lambda has Transferred Equity Securities but has not assigned rights under this Agreement shall not be treated as a Lambda Transferee.

(d) The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

5

(g) In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

(h) This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

(i) Each party hereto consents and submits to the exclusive jurisdiction of any state court sitting in the County of New York or federal court sitting in the Southern District of the State of New York in connection with any dispute arising out of or relating to this Agreement, and agrees that all suits, actions and proceedings brought by such party hereunder shall be brought only in such jurisdictions. Each party hereto waives any objection to the laying of venue in such courts and any claim that any such action has been brought in an inconvenient forum. To the extent permitted by law, any judgment in respect of a dispute arising out of or relating to this Agreement may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of such judgment being conclusive evidence of the fact and amount of such judgment. Each party hereto agrees that personal service of process may be effected by any of the means specified in Section 10(b), addressed to such party. The foregoing shall not limit the rights of any party to serve process in any other manner permitted by law.

(j) In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Lambda will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach by the Company or any Covered Holder of its respective obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(k) In the event of any litigation or other proceeding concerning this Agreement or the transactions contemplated hereby, including any such litigation or proceeding with respect to the enforcement of this Agreement against any defaulting party, the prevailing party in such litigation or proceeding shall be entitled to reimbursement from the party opposing such prevailing party for all attorneys’ fees and costs incurred by such prevailing party in such litigation or proceeding

[Signature page follows immediately]

6

IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement on the date first written above.

NEPHROS, INC.

By:	/s/ Norman J. Barta
Name:     Norman J. Barta

Title:	President and Chief Executive Officer

7

LAMBDA INVESTORS LLC

By:	/s/ Arthur Amron
Name:     Arthur Amron

Title:	Vice President

8

Purchaser: GPC 76, LLC

By:	Southpaw Asset Management LP

By:	/s/ Kevin Wyman
Name:     Kevin Wyman

Title:	Investment Manager

9

Purchaser: Lewis P. Schneider

By:	/s/ Lewis P. Schneider
Name:     Lewis P. Schneider

Title:

10

Purchaser: Enso Global Equities Partnership LP

By:	/s/ Joshua A. Fink
Name:     Joshua A. Fink

Title:	Director of GP

11

3V Capital Master Fund Ltd.

By:	3V Capital Management LLC

By:	/s/ Scott A. Stagg
Name:     Scott A. Stagg

Title:	Managing Member

Distressed/High Yield Trading Opportunities, Ltd.

By:	Eliteperformance Fund, Ltd.

By:	/s/ Scott A. Stagg
Name:     Scott A. Stagg

Title:	Portfolio Manager

Southpaw Credit Opportunity Master Fund LP

By:	Southpaw GP LLC

By:	/s/ Kevin Wyman
Name:     Kevin Wyman

Title:	Managing Member

Kudu Partners, L.P.

By:	/s/ Brian P. Lupien
Name:     Brian P. Lupien

Title:	Treasurer

LJHS Company

By:	/s/ Jack A. McLeod
Name:     Jack A. McLeod

Title:	Agent

12

EXHIBIT A

JOINDER AGREEMENT

By execution of this Joinder Agreement, the undersigned agrees to become a party to that certain Investor Rights Agreement, dated as of September 19, 2007, among Nephros, Inc., and the other persons and entities that are parties thereto (as the same may be amended, restated or otherwise modified from time to time). The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Covered Holder thereunder.

Name:
Address for Notices:	with copies to:

13

Exhibit L

SEPARATION AGREEMENT AND RELEASE

This Separation Agreement and Release (this “Agreement”), dated as of September 19, 2007, is made and entered into by and between William J. Fox and Nephros, Inc.

DEFINITIONS

As used throughout this Agreement:

1. “Employee” refers to William J. Fox, his heirs, executors, administrators, agents, successors, assigns, and dependents.

2. “Company” refers to Nephros, Inc., together with its past, present and future parents, subsidiaries, and affiliates, and each of their respective past and present officers, directors, agents, employees, representatives, successors, and assigns, in both their individual and corporate capacities.

RECITALS

WHEREAS, Employee has been employed by Company pursuant to an Employment Agreement made as of July 1, 2006 (the “Employment Agreement”); and

WHEREAS, the parties have mutually agreed that Employee’s employment with Company will terminate; and

WHEREAS, the parties have agreed to terminate the Employment Agreement on mutually agreed upon terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and intending to be and being legally bound hereby, the parties agree as follows:

AGREEMENT

1. As of the Termination Date (defined below), the Employment Agreement and all existing employment agreements between Employee and Company, whether oral or written, are hereby terminated, and neither Employee nor Company shall have any further rights or obligations under any such agreements, except as otherwise expressly provided herein. Except as otherwise expressly provided herein, the parties agree that this Agreement supersedes the Employment Agreement (and any other existing employment agreements between the parties).

2. Employee’s employment with Company shall terminate effective as of September 19, 2007 (the “Termination Date”). Employee agrees that he shall execute such documents and take such action (if any) as may be necessary to remove Employee from all such positions he holds with Company. Employee represents that he does not have any claim, action, or proceeding pending against Company.

3. In full and complete consideration for Employee’s promises, covenants, and agreements set forth herein:

a. Company will tender to Employee, and Employee will accept, an aggregate of $142,500, paid in equal installments in accordance with the Company’s standard payroll practices for a period of six months after the Termination Date. Such payment shall be by wire transfer through the Company’s payroll system to the Employee’s account shown therein. Upon at least 10 days prior written notice, the Employee may elect a different account for the wire transfer. The wire transfer shall be subject to all customary and legally required withholdings and deductions.

b. Company will, no later than the next payroll cycle after the Termination Date, pay to Employee through the Company’s payroll system any accrued but unpaid Base Salary (as defined in the Employment Agreement) for services rendered through the Termination Date.

c. Employee currently holds vested stock options to purchase 250,333 shares of the Company’s common stock (the “Vested Options”). On the Termination Date, unvested stock options held by Employee to purchase 56,250 shares of the Company’s common stock will vest and become fully exercisable on the Termination Date (the “Accelerated Options” and together with the Vested Options, the “Options”). Employee shall have the right to exercise the Options within the period commencing on the Termination Date and ending ninety days after the Termination Date (the “Options Exercise Period”). Any Options not exercised by Employee within the Options Exercise Period shall be cancelled. In all other respects, all such Options shall be governed by the plans, programs, agreements, and other documents pursuant to which such Options were granted. Any unvested stock options held by Employee to purchase shares of the Company’s common stock, other than the Accelerated Options, shall be forfeited on the Termination Date.

d. For a period of six months after the Termination Date, Employee shall continue to participate in all employee benefit plans, programs, and arrangements providing health, medical, disability and life insurance benefits in which Employee was participating immediately prior to termination, the terms of which allow Employee’s continued participation, as if Employee had continued in employment with Company during such period. Alternatively, if such plans, programs, or arrangements do not allow Employee’s continued participation, for the six month period following the Termination Date, if Employee timely elects COBRA continuation coverage or similar continuation coverage provided for under New York law, Company will pay the monthly premiums of such coverage for the level and types of coverage Employee maintained on the Termination Date. In any case, at the end of the six month period and with no further obligation of the Company, Employee may pursue alternative continuation coverage at his own expense. The Company will provide Employee with any notification as required by law with respect to such alternative continuation coverage and reasonable assistance in completing any documents relating to such alternative continuing coverage. The Company will no longer make COBRA payments for Employee’s elder daughter.

e. Reasonable business expenses and disbursements incurred by Employee in connection with the performance of his duties prior to the Termination Date will be reimbursed upon submission by Employee of all appropriate documentation in accordance with Company’s standard procedures, provided that any such documentation is submitted by Employee within ten business days of the Termination Date.

f. Company will pay Employee $5,000 by check as reimbursement for his advance on the premium for his directors and officers liability insurance simultaneous with the First Closing (as defined in the several subscription agreements between the Company and each subscriber a party thereto) of (i) the offering by the Company of up to fifteen million dollars ($15,000,000) aggregate principal amount of Series A 10% Secured Convertible Notes due 2008 convertible into (A) shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) and (B) Class D Warrants for purchase of shares of Common Stock; and (ii) an exchange of its 6% Secured Convertible Notes due 2012 with the holders thereof, for new Series B 10% Secured Convertible Notes due 2008 in an aggregate principal amount of $5,300,000 convertible into shares of Common Stock.

g. Employee shall not be required to mitigate damages or the amount of any payment provided to him under this Section 3 by seeking other employment or otherwise, nor shall the amount of any payments provided to Employee under this Section 3 be reduced by any compensation earned by Employee as the result of employment by another employer after the termination of Employee’s employment or otherwise, so long as such compensation is earned in accordance with this Agreement.

h. Except as expressly provided in this Paragraph 3, Employee shall not be entitled to any money or benefits from Company.

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4. Except as necessary to enforce the terms of this Agreement, and in exchange for and in consideration of the promises, covenants, and agreements set forth herein, Employee hereby agrees, for Employee, Employee’s heirs beneficiaries, devisees, executors, administrators, attorneys, personal representatives, successors and assigns, forever to release, discharge, and covenant not to sue Company and any of Company’s past and present directors, officers, employees, agents and attorneys, and agents and representatives of such entities, and employee benefit plans in which Employee is or has been a participant by virtue of his employment with Company (except to the extent that Employee continues to be entitled to benefits under such employee benefit plans pursuant to this Agreement or the terms of such employee benefit plans), to the maximum extent permitted by law, from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and or liability of every kind and character whatsoever (including attorneys fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected, which he has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the execution of this Agreement, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever, Employee’s employment with Company and the termination thereof, and any and all claims arising under federal, state, or local laws relating to employment, or securities, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, claims of any kind that may be brought in any court or administrative agency, any claims arising under Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the New York State Human Rights Law, the New York City Human Rights Law and the New York Executive Law, any claim under the New York Labor Law, any claim under the Employee Retirement Income Security Act of 1974, any claim under the common law, and any claim for attorneys’ fees or costs. Employee agrees that all disputes and disagreements between Employee and Company and the negotiation of this Agreement are and shall remain confidential. Employee agrees not to disclose or to talk or write about disputes between the parties and negotiation of this Agreement without the prior written consent of Company, except (a) as required by law; (b) as required by regulatory authorities; or (c) as required in connection with any mediation, arbitration or litigation arising out of this Agreement.

5. Company hereby agrees, forever to release, discharge, and covenants not to sue Employee, from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs) (collectively, “Claims”), which Company has or may have had against Employee based on any events or circumstances arising or occurring at any time on or prior to the Termination Date arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever, Employee’s employment with Company or the termination thereof, and any and all Claims arising under federal, state, or local laws relating to employment or securities, in each case, where the Company has Knowledge of such Claim; provided, however, that nothing in this Agreement shall prevent Company from asserting any Claims against Employee for gross negligence or willful misconduct by Employee during the course of his employment with Company. For purposes of this paragraph, “Knowledge” shall mean the actual knowledge of Norman J. Barta, the Company’s Chief Executive Officer and a director, Lawrence Centella, a director, or Eric A. Rose, the lead director. Company agrees that all disputes and disagreements between Employee and Company and the negotiation of this Agreement are and shall remain confidential. Company agrees not to disclose or to talk or write about disputes between the parties and negotiation of this Agreement without the prior written consent of Employee, except (a) as required by law; (b) as required by regulatory authorities; or (c) as required in connection with any mediation, arbitration or litigation arising out of this Agreement.

6. No party shall have any further obligation under the Employment Agreement, except that the following provisions, each of which are incorporated by reference herein, shall remain in full force and effect: Section 6.2 (entitled “Noncompetition; Nonsolicitation”) (except as provided below), Section 6.3 (entitled “Proprietary Information”), Section 6.4 (entitled “Confidentiality and Surrender of Records”), Section 6.5 (entitled “Inventions and Patents”), Section 6.6 (entitled “Enforcement”), Section 8 (entitled “Assignability and Transfer”), Section 9(c) (entitled “Cooperation”), Section 9(e) (entitled “Protection of Reputation”), Section 9(j)

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(entitled “Severability”), Section 9(m) (entitled “Notices”), Section 9(n) (entitled “Assistance in Proceedings, Etc.”), and Section 9(o) (entitled “Survival “). Notwithstanding the foregoing, (i) “Post-Employment Period” in Section 6.2 of the Employment Agreement shall mean the period beginning on the Termination Date and ending six months after the Termination Date and (ii) any reference in Section 6.2 of the Employment Agreement to amounts or benefits that may be paid to Employee after the effective date of the Employment Agreement (including under Section 3 and 5 therein) shall mean amounts or benefits that may be paid to Employee under this Agreement.

7. Employee agrees and recognizes that should he breach any of the obligations set forth in Sections 6.2 (as applicable), 6.3, 6.4, 6.5, 8 and 9(e) of the Employment Agreement, Company shall have the right to seek repayment of all consideration paid to him under this Agreement, in addition to any other rights and remedies under the Employment Agreement and applicable law.

8. Without limiting Section 9(c) of the Employment Agreement in any manner, which section shall remain in full force and effect, Employee shall cooperate with Company, as reasonably requested by Company and without any additional compensation to Employee, to effect a transition of Employee’s responsibilities and to ensure that Company is aware of all matters being handled by Employee.

9. Company agrees that it will not make any official announcements or issue any press releases which contain any disparaging statements about Employee; provided, however, that nothing in this paragraph or this Agreement shall restrict Company’s ability to provide complete information with respect to Employee’s employment and the termination of such employment when required or expected to do so under applicable law, applicable regulatory requirements or pursuant to legal process or subpoena, or otherwise in connection with disclosures to regulatory authorities. The Company agrees to include a favorable quote from a Company executive or director concerning Employee in any press releases issued relating to Employee’s termination.

10. Employee shall direct all requests for references from prospective employers to Company’s Chief Financial Officer, who shall provide in response to any such inquiry only the dates of his employment and the position he occupied at the time of the separation of employment from Company and state that company policy precludes the disclosure of additional information.

11. In executing this Agreement, neither Company nor Employee admits any liability or wrongdoing, and the considerations exchanged herein do not constitute an admission of any liability, error, contract violation, or violation of any federal, state, or local law or regulation.

12. Employee confirms that he has returned to Company all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, wireless handheld devices, cellular phones, pagers, etc.), Company identification, Company vehicles and any other Company-owned property in his possession or control and has left intact all electronic Company documents, including but not limited to those which he developed or helped develop during his employment. Notwithstanding the foregoing sentence, Employee may retain his laptop computer and wireless handheld device so long as Employee deletes or returns to the Company, as instructed by the Company, any Company information stored therein. Employee understands that the Company no longer assumes responsibility for any connectivity or service contracts relating to the laptop computer or the wireless handheld device. Employee further confirms that he has cancelled all accounts for his benefit, if any, in Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone and/or pager accounts, computer accounts.

13. To the extent any taxes may be due on the payments to Employee provided in this Agreement beyond any withheld by Company, Employee agrees to pay them himself. Employee further agrees to provide any and all information pertaining to Employee upon request as reasonably necessary for Company and other entities released herein to comply with applicable tax laws.

14. Company makes no representations regarding the tax implications of the compensation and benefits to be paid to Employee under this Agreement, including, without limitation, under Section 409A of the Internal Revenue Code (the “Code”). Employee acknowledges that Company has advised him to consult his own tax advisor in this regard. Employee and Company agree that in the event Company reasonably determines that the terms hereof would result in Employee being subject to tax under Section 409A of the

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Code, Employee and Company shall negotiate in good faith to amend this Agreement to the extent necessary to prevent the assessment of any such tax, including by delaying the payment dates of any amounts hereunder.

15. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

16. The unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions hereof unenforceable or invalid.

17. This Agreement constitutes the entire agreement between the parties and cannot be altered except in a writing signed by the parties. The parties acknowledge that they entered into this Agreement voluntarily, that they fully understand all of its provisions, and that no representations were made to induce execution of this Agreement, which are not expressly contained herein. This Agreement has been approved by the Company’s Compensation Committee pursuant to Exhibit A attached hereto.

18. This Agreement may be amended only by a writing which makes express reference to this Agreement as the subject of such amendment and which is signed by Employee and, on behalf of Company, by its duly authorized officer.

19. Any waiver of any term or provision hereof, or of the application of any such term or provision to any circumstances, shall be in writing signed by the party charged with giving such waiver. Waiver by any of the parties hereto of any breach hereunder by any other party shall not operate as a waiver of any other breach, whether similar to or different from the breach waived. No delay on the part of any of the parties in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any of the parties of any such right or remedy shall preclude other or further exercise thereof.

20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be wholly performed within that State, without regard to its conflict of law provisions or where the parties are located at the time a dispute arises.

21. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in New York, New York by three arbitrators in accordance with the rules of the American Arbitration Association in effect at the time of submission to arbitration; provided, however, that Company shall be entitled to commence an action in any court of competent jurisdiction to enforce Section 6 of the Employment Agreement, in part or in its entirety. Judgment may be entered on the arbitrators’ award in any court having jurisdiction. For purposes of entering such judgment or seeking enforcement of Section 6 of the Employment Agreement, Company and Employee hereby consent to the jurisdiction of any or all of the following courts: (i) the United States District Court for the Southern District of New York; (ii) any of the courts of the State of New York or the State of Delaware, or (iii) any other court having jurisdiction. Company and Employee hereby waive, to the fullest extent permitted by applicable law, any objection which either may now or hereafter have to such jurisdiction and any defense of inconvenient forum. Company and Employee hereby agree that a judgment upon an award rendered by the arbitrators may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

22. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Agreement on the dates indicated below.

 NEPHROS, INC.

/s/ William J. Fox	By: /s/ Norman J. Barta
William J. Fox	Norman J. Barta President and CEO

Sworn to before me this 19th day of September, 2007	Sworn to before me this 19th day of September, 2007

Dominador A. Almeda	Karli A. McDonnell
Notary Public	Notary Public

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